As filed with the Securities and Exchange Commission on March 30, 2012

Registration No. 333-167019

811-4113

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 2

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 189

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(formerly, The Manufacturers Life Insurance Company (U.S.A.)

Separate Account H)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

38500 Woodward Avenue

Bloomfield Hills, Michigan 48304

(Address of Depositor’s Principal Executive Offices)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Thomas J. Loftus, Esquire

John Hancock Life Insurance Company (U.S.A.)

601 Congress Street

Boston, MA 02210-2805

(Name and Address of Agent for Service)

Copy to:

Approximate Date of Proposed Public Offering: August 2, 2010

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph(b) of Rule 485
☒	on April 29, 2012, pursuant to paragraph(b) of Rule 485
☐	60 days after filing pursuant to paragraph(a)(1) of Rule 485
☐	On , pursuant to paragraph(a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

GIFL Select IRA Rollover Variable Annuity Prospectus

April 29, 2012

This Prospectus describes interests in GIFL Select IRA Rollover single payment, deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, and John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your GIFL Select IRA Rollover Variable Annuity Contract for the name of your issuing Company.

We offer the Contracts to participants who wish to roll over distributions from a 401(k) retirement plan funded by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life (“GIFL”) Select lifetime income benefit feature to a traditional IRA or to a Roth IRA.

Variable Investment Options. When you purchase a Contract, you invest your 401(k) distribution in the Variable Investment Options we make available under the Contracts. After that, you may transfer Contract Values among Variable Investment Options to the extent permitted under your Contract. We measure your Contract Value and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios of John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC (“JHIMS LLC”) is the investment adviser to the John Hancock Variable Insurance Trust. We show the Portfolio’s subadviser in bold above the names of the Portfolios:

John Hancock Asset Management[1]
Ultra Short Term Bond Trust
John Hancock Asset Management (North America)[2]
Money Market Trust[3]
John Hancock Asset Management & John Hancock Asset Management (North America)[1],[2]
Core Fundamental Holdings Trust
Core Global Diversification Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust

[1]	A division of Manulife Asset Management (US) LLC.
[2]	A division of Manulife Asset Management (North America) Limited.
[3]	The Money Market Variable Investment Option is available only during the Right to Review period for Contracts issued in California to purchasers age 60 and older.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) John Hancock Annuities Service Center		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK John Hancock Annuities Service Center

For Applications Only:	Mailing Address	For Applications Only:	Mailing Address
380 Stuart Street, 5th Floor	PO Box 111	380 Stuart Street, 5th Floor	PO Box 111
Boston, MA 02116	Boston, MA 02117-0111	Boston, MA 02116	Boston, MA 02117-0111
www.jhrollover.com/select		www.jhrollover.com/select

For All Other Transactions:	Mailing Address	For All Other Transactions:	Mailing Address
27 DryDock Avenue, Suite 3	Post Office Box 55444	27 DryDock Avenue, Suite 3	Post Office Box 55445
Boston, MA 02110-2382	Boston, MA 02205-5444	Boston, MA 02110-2382	Boston, MA 02205-5445
(800) 344-1029	www.jhannuities.com	(800) 551-2078	www.jhannuities.com

0412:RO GSPPRO	GIFL Select IRA Rollover

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Age 59 1/2 Trigger: For single-life Contracts, the Contract Anniversary Date immediately preceding the Covered Person’s turning age 59 1/2.

Age 65 Trigger: The Contract Anniversary Date immediately preceding the Covered Person’s 65th birthday for single-life Contracts, or the younger Covered Person’s 65th birthday for joint-life Contracts.

Annuitant: The natural person whose life is used to determine eligibility for and the duration of a single life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person to whom we make annuity payments and whose lifetime measures the duration of annuity payments involving single life contingencies. The lives of the Annuitant and a co-Annuitant determine the eligibility for and the duration of a joint life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the lifetimes of the Annuitant and a co-Annuitant measure the duration of annuity payments involving joint life contingencies. If the Contract is owned by an individual, the Annuitant must be the same person as the Owner.

Annuities Service Center: The mailing address of our applications and service offices are listed on the first page of this Prospectus. You can send overnight mail to us at the following street addresses: for applications, 380 Stuart Street, 5th Floor, Boston, MA 02116; for all other transactions, 27 DryDock Avenue Suite 3, Boston, MA 02110-2382.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the date the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts) and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death proceeds under the Contract upon the death of a Contract Owner or in certain circumstances, the Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with the guaranteed minimum withdrawal benefit to describe a value we use to determine the Lifetime Income Amount. Please refer to “V. Description of the Contract” for more details.

Benefit Enhancement: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe an increase in the Benefit Base. Please refer to “V. Description of the Contract” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Co-Annuitant: A co-Annuitant is the natural person whose life is used, together with the life of an Annuitant, to determine eligibility for and the duration of a “spousal” guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person whose lifetime, together with the lifetime of an Annuitant, measures the duration of annuity payments involving two life contingencies. Please refer to “V. Description of the Contract” for more details. The co-Annuitant must be the spouse of the Annuitant.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

Continuation Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit under the Contract that we make available where a former participant and/or spouse of a former participant under a GIFL Select 401(k) Retirement Plan

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received distributions under that plan and will continue to receive distributions under a Contract. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit.”

Contract: The Variable Annuity contract offered by this Prospectus. If you purchased this annuity in New York, a Contract means the certificate issued to you under a group contract.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

Excess Withdrawal: A term used to describe a withdrawal that exceeds certain limits under the guaranteed minimum withdrawal benefit and which, during periods of declining investment performance, may cause substantial reductions to or the loss of the guaranteed minimum withdrawal benefit. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal” in “V. Description of the Contract” for more details.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

GIFL Select 401(k) Account Value: The portion of the account value in a GIFL Select 401(k) Retirement Plan account established by you or for your benefit that was allocated to Investment Options applicable to the transfer of the Benefit Base.

GIFL Select 401(k) Retirement Plan: A retirement plan intended to qualify under section 401(k) of the Code and funded, in whole or in part, by a John Hancock USA or John Hancock New York group annuity contract with a Lifetime Income Benefit Rider, which allows the plan sponsor to offer a GIFL Select feature.

GIFL Select: A term we may use to describe the guaranteed minimum withdrawal benefit provided in the Contract. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

IRA: An individual retirement annuity contract itself or an individual retirement account. An IRA may be established under section 408 of the Code (“traditional IRA”) or under section 408A of the Code (“Roth IRA”).

IRA Rollover: The type of investment you make to purchase a Contract. A Contract may only be purchased as an IRA funded with a distribution from a GIFL Select 401(k) Retirement Plan.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period, beginning on a Lifetime Income Date. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details.

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit that generally describes the date on which we determine the Lifetime Income Amount. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal – Determination of Lifetime Income Date” in “V. Description of the Contract” for more details.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

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Owner or Contract Owner (“you”): The person or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application. If the Owner is an individual, the Owner and the Annuitant must be the same person.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: A distribution of a GIFL Select 401(k) Account Value that is paid to us for the benefits provided by the Contract. You may use a distribution from only one GIFL Select 401(k) Account Value to fund a Contract.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe the period when your Contract Value is less than the Lifetime Income Amount and we may begin to make payments to you of certain minimum guaranteed amounts. Please refer to “Settlement Phase” in “V. Description of the Contract” for more details.

Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on a single life. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spousal Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on the life of a Contract Owner and his or her spouse. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Step-Up: A term used with the guaranteed minimum withdrawal benefit to describe a possible one-time increase in the Benefit Base. Please refer to “V. Description of the Contract – GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” for more details.

Subaccount: A separate division of the applicable Separate Account.

Transferred Benefit Base: A term used to describe the Benefit Base amount under the GIFL “Select” guarantee provision of the group annuity contract we issued to fund a GIFL Select 401(k) Retirement Plan that you intend to transfer to a Contract as part of an IRA Rollover.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An investment option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read this entire Prospectus carefully, including its Appendices and the Statement of Additional Information (the “SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a single Purchase Payment deferred Variable Annuity contract between you and the Company that may be purchased with a distribution from a GIFL Select 401(k) Retirement Plan. A Contract may be purchased as a traditional IRA or as a Roth IRA, but not both. The Contract is “deferred” because it provides for payments to be made by us beginning on a future date, and it is “variable” because Contract Value may increase or decrease daily based upon your investment choices. The Contract also provides a guaranteed minimum withdrawal benefit that we call “GIFL Select.”

We issue the Contract in New York in the form of a certificate of coverage under a master group contract. We issue master group contracts to one or more trusts that are formed for the purpose of providing individual retirement accounts or individual retirement annuities. We use the word “Contract” in this prospectus to refer to both a certificate issued under a group contract in New York, and the individual contracts we issue outside of New York.

The Contract contains fees, investment options, GIFL Select benefits and limitations that may differ from the GIFL Select feature in your employer’s retirement plan. Please read this Prospectus carefully before you invest.

Who is issuing my Contract?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

Why should I consider purchasing the Contract?

The Contract permits you to invest a distribution from your GIFL Select 401(k) Account Value into a Variable Annuity Contract that you intend to use as a traditional IRA or as a Roth IRA. You invest Contract Value in Variable Investment Options that may increase or decrease in value. You may transfer among the Variable Investment Options and take withdrawals of Contract Value. The Contract also offers the GIFL Select feature (see “What is the GIFL Select feature under my Contract?” below), which allows you to transfer some or all of the Lifetime Income Amount protection we provided under your employer’s GIFL Select 401(k) retirement plan.

Please refer to the section below entitled “What are some of the differences between the Contract and my GIFL Select 401(k) Retirement Plan?” for a comparison of some of the features of your current plan and the Contract. You should also be aware that, if you leave your current employer, you may have more choices than purchasing a Contract. You may be able to leave your GIFL Select 401(k) Retirement Plan account with your former employer, or you may be able to withdraw the money in the plan, or you may be able to transfer your account balance to your new employer’s plan.

In addition to providing access to a diverse selection of investment options and a guaranteed minimum withdrawal benefit, the Contract offers the availability of periodic annuity payments that can begin on the Contract’s Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option that we make available. Annuity payments are made to you. We offer Fixed Annuity and Variable Annuity payment options. Variable Annuity payment amounts are variable, based on your investment choices. If you select annuity payments under the Contract, you will no longer be able to take withdrawals.

Before purchasing a Contract, you should carefully consider your liquidity needs and your desire and ability:

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to fund an early retirement, because you could lose benefits under the GIFL Select feature if you take withdrawals before the Lifetime Income Date, and you must satisfy “holding period” and age requirements before we will set a Lifetime Income Date (you could lose the GIFL Select guarantee if Withdrawal Amounts deplete your Contract Value, and any remaining Benefit Base, to zero); and

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to limit your annual withdrawal amounts to the Lifetime Income Amount after the applicable Lifetime Income Date, because withdrawals of Contract Value before then (and any Excess Withdrawal in any year after that) not only decrease your Lifetime Income guarantee, but may eliminate it.

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What are some of the differences between the Contract and my GIFL Select 401(k) Retirement Plan?

Before you purchase a Contract, you should consider carefully the differences between the GIFL Select 401(k) Retirement Plan, which is a defined contribution retirement plan, and the Contract, which is an individual retirement annuity contract. Some of the differences between the two products include:

•	A 401(k) plan is under the control of an employer, while you own and control the Contract outright.

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Your 401(k) plan may offer investment options in addition to those available with the GIFL Select feature, including a money market or a stable value investment option; no additional investment options are available with the Contract.

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A 401(k) plan has significantly different federal tax implications than a traditional IRA or a Roth IRA, governing such things as when contributions and distributions may be made. There may also be different state and local tax implications. Federal tax issues for IRAs are described in “VII. Federal Tax Matters.” You should consult with your own qualified tax advisor before purchasing a Contract.

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Fees may differ between the two products, both in amount and in timing. Fees for the GIFL Select 401(k) Retirement Plan, including the fees for its underlying investment portfolios, vary from employer to employer. Ask your plan administrator for fee information applicable to your plan. All of the Contract’s fees, including the fees of its underlying Portfolios, are listed in “III. Fee Tables.”

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Both the GIFL Select 401(k) Retirement Plan and the Contract offer Step-Up opportunities when establishing the Lifetime Income Amount. The Contract offers an additional Step-Up opportunity when you rollover to the Contract from the 401(k).

•	Distributions from the 401(k) plan and the Contract, if not a Roth IRA, must begin at age 70 1/2, although a 401(k) plan can mandate an earlier age.

•	A 401(k) plan may allow loans.

You should also review your current employer's retirement plan to determine its merits and your ability to contribute amounts to that plan.

The foregoing is not meant to be a complete list. For more information on your GIFL Select 401(k) Retirement Plan and the Contract, you should consult with a qualified tax advisor and your 401(k) plan administrator, and read your plan documents and this Prospectus.

What is the GIFL Select feature under my Contract?

The Contract permits you to choose how much Contract Value to withdraw at any time. We designed the GIFL Select feature of the Contract to guarantee that a Lifetime Income Amount will be available for annual withdrawals for as long as you live, starting on the Lifetime Income Date, even if your Contract Value declines to zero:

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We guarantee a Lifetime Income Amount of 4%–5% under single-life Contracts and 4.5% under joint-life Contracts for annual withdrawals during your retirement years. Before the guarantee begins, you must satisfy any remaining attained age requirements (i.e., either the “Age 59 1/2 Trigger” or the “Age 65 Trigger”) and “holding period” requirements (i.e., up to 5 years). (Please read the “Guaranteed Lifetime Income Withdrawal Benefit” section of this Prospectus for more information.)

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We provide a one time “Step-Up” opportunity at the time of the first withdrawal after the Lifetime Income Date to reflect favorable investment performance, if any, as of the prior Anniversary Date of the Contract.

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We may increase the Lifetime Income Amount to reflect annual Benefit Enhancements, if you defer taking withdrawals of Cash Value during a Contract Year. The current Benefit Enhancement Rate is equal to 3% of the Benefit Base in effect at the end of the immediately preceding Contract Year. The Contract’s Benefit Enhancement rate will not change once the Contract is issued. We may reduce the Benefit Enhancement Rate at any time for new Contracts issued on or after the date of notice of the reduction. We also may increase the Benefit Enhancement Rate by means of a promotional Benefit Enhancement Rate at any time for new Contracts. We may terminate this promotional Benefit Enhancement Rate at any time. Contracts that do not receive a promotional Benefit Enhancement will receive the Benefit Enhancement Rate in effect at the time the Contract is issued, which will never be less than 1%. Please refer to “V. Description of the Contract” for more details.

•	We may decrease the Lifetime Income Amount if you take Excess Withdrawals.

You must satisfy certain conditions and make certain choices, however, to fully benefit from the GIFL Select feature guarantee. You must satisfy the age and holding period requirements specified above before we set the first available Lifetime Income Date and calculate a Lifetime Income Amount. If you take any withdrawal before we set the first available Lifetime Income Date, we will reduce the amounts we use to calculate the Lifetime Income Amount. If you take annual withdrawals after we set the Lifetime Income Date that are in excess of the Lifetime Income Amount, we will reduce the amounts we use to calculate the Lifetime Income Amount for future Contract Years.

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Please refer to “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details, including examples to describe how the benefit works and the impact of Excess Withdrawals.

How can I invest money in the Contract?

We use the term “Purchase Payment” to refer to the investments you make in the Contract, which must come from the distribution of a GIFL Select 401(k) Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. Your Purchase Payment for a Contract cannot include distributions from other accounts under the Plan. If you are the surviving spouse of a GIFL Select 401(k) Retirement Plan participant, you are permitted to roll over your GIFL Select plan benefits to a Contract. The Contract is not available for purchases if you are a non-spousal Beneficiary of a GIFL Select 401(k) Retirement Plan participant.

We will issue a Contract as a Roth IRA if your Purchase Payment is from your 401(k) Roth Account or if your Purchase Payment is from a 401(k) “non-Roth” Account and you specifically instruct us to establish the Contract as a Roth IRA. In all other cases, we will issue a Contract as a traditional IRA. Please see “Eligibility” in “V. Description of the Contract” for further information about purchasing the Contract as a traditional IRA or as a Roth IRA. We provide information about tax implications of certain distributions and conversions to a Roth IRA in “VII. Federal Tax Matters.”

(Applicable to Contracts issued in California Only) For Contracts issued in California to persons 60 years of age or older, your Purchase Payment will be allocated to the Money Market Variable Investment Option for the first 30 days after the date the Contract is delivered to you. At the end of this 30-day period, we will automatically transfer the Contract Value in the Money Market Variable Investment Option to the Contract’s other available Variable Investment Options. See “V. Description of the Contract – Other Contract Provisions – Right to Review” for more details.

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. We also assess a GIFL Select fee, based on the Contract’s Benefit Base. We deduct the charges proportionally from each of your Variable Investment Options. Although we do not impose a sales charge, we may use amounts derived from any of the charges, including certain fees and expenses of the underlying Portfolios, for payment of our distribution expenses. We make deductions for any applicable taxes based on the amount of the Purchase Payment.

What are my investment choices?

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

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You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

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Although each Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

If you would prefer a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts offered by us or by other life insurance companies, or other forms of traditional IRAs and Roth IRAs, before purchasing a Contract.

How can I change my investment choices?

Allocation of Purchase Payment. You designate how your Purchase Payment is to be allocated among the Variable Investment Options at the time that you purchase the Contract.

Transfers Among Variable Investment Options. Prior to the Annuity Commencement Date, you may transfer your investment amounts among Variable Investment Options, subject to certain restrictions described below and discussed in greater detail in “V. Description of the Contract – Transfers Among Variable Investment Options.” After the Annuity Commencement Date, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers After the Annuity Commencement Date.”

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The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Variable Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers after the Annuity Commencement Date”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. Withdrawals may be subject to income tax, including an additional 10% penalty tax in many cases, on the taxable portion of any distributions taken from a Contract. Owners of Contracts issued as Roth IRAs may be subject to a penalty tax for withdrawals taken on certain distributions within the first five years after establishment of the account.

If we issue your Contract for use as a traditional IRA, you will be subject to tax requirements for minimum distributions over your lifetime. The Code requires that distributions from most Contracts commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract. Please read “VII. Federal Tax Matters” for more information about taxation on withdrawals and minimum distribution requirements applicable to traditional IRAs and Roth IRAs.

How is the initial Lifetime Income Amount calculated?

We use different formulas to determine an initial Lifetime Income Amount, depending on the form of Lifetime Income Amount you select, the type of Lifetime Income Amount for which you qualify and, in some cases, your age when you purchase a Contract.

When you first purchase a Contract, we determine a Benefit Base that is the greater of:

•	the GIFL Select 401(k) Account Value distribution that you use as the Purchase Payment for the Contract, or

•

the Benefit Base under your GIFL Select 401(k) Retirement Plan that we permit you to transfer to the Contract. (We will permit you to transfer all of your Benefit Base only if you use your entire GIFL Select 401(k) Account Value distribution as a Purchase Payment for the Contract).

After you purchase a Contract, we may reduce the Benefit Base (and the Lifetime Income Amount) if you take Excess Withdrawals, and we may increase the Benefit Base (and the Lifetime Income Amount) if you qualify for any of the opportunities described below. The Benefit Base has no cash value and usually will differ from the Contract Value you may withdraw. The maximum Benefit Base is $5 million.

We determine the initial Lifetime Income Amount on the earliest available Lifetime Income Date. To do this, we multiply the greater of the Contract Value or the Benefit Base then in effect by the rate applicable to your Contract. We will recalculate the Lifetime Income Amount if you take no withdrawals or annuitize the Contract during the next Contract Year. We describe the rates we use to calculate the Lifetime Income Amount on the earliest available Lifetime Income Date, and certain age and holding period requirements, on the next page.

Will I have an opportunity to increase the Lifetime Income Amount under my GIFL Select guaranteed minimum withdrawal benefit?

Yes. The GIFL Select feature under the Contract has three ways to provide a potential increase in the Lifetime Income Amount:

•

if you purchase a Contract before your Age 65 Trigger, and defer taking any withdrawals (or annuitizing the Contract) between your Age 59 1/2 Trigger and your Age 65 Trigger, we will use a higher rate to calculate a Single Life Lifetime Income Amount,

•

if you do not take any withdrawals of Contract Value (or annuitize the Contract) during any Contract Year, we will add a Benefit Enhancement to the Benefit Base at the beginning of the next Contract Year that may increase the Lifetime Income Amount for future Contract Years*, and

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•

when you take your first withdrawal after the Lifetime Income Date, you have a one-time opportunity to step up the Benefit Base we use to determine the Lifetime Income Amount. A Step-Up will reflect investment gains in the Contract Value, if any, as of the prior Contract Anniversary. We provide no assurance that your Contract Value will experience investment gains; it may increase or decrease in value at any time.

* If you were taking distributions under a GIFL Select 401(k) Retirement Plan, and continue to do so under a Contract, you will not qualify for an annual Benefit Enhancement.

Before purchasing a Contract, you should carefully consider whether you are likely to make withdrawals of Contract Value that may impact the amount of the GIFL Select guaranteed minimum withdrawal benefit.

Please refer to “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information.

What rates do we use to determine the Lifetime Income Amount, and what are the applicable holding period and age requirements that you must satisfy for the GIFL Select guaranteed minimum withdrawal benefit?

We designed the GIFL Select feature to provide minimum withdrawal benefit guarantees on a single life and on a joint spousal life basis. You must satisfy a holding period requirement, and have turned the applicable age before the GIFL Select guaranteed minimum withdrawal benefit begins. We charge a fee for the benefit from the date we issue a Contract, however, even if you have not satisfied the necessary requirements at that time.

•

Holding Period. Your Contract must remain in force throughout a holding period measured from the date we issue the Contract. The maximum holding period is 5 Contract Years, but we will reduce the required holding period to reflect the time that you were a participant in a GIFL Select 401(k) Retirement Plan. If you are a surviving spouse of a deceased participant, the holding period will reflect the time your spouse was in the plan.

•

Age Requirements – Single Life. In most cases, you must have reached your Age 59 1/2 Trigger to establish a Single Life Lifetime Income Amount. If you have reached your Age 59 1/2 Trigger, but have not yet reached your Age 65 Trigger, when you establish the GIFL Select feature, we will use a 4% rate to calculate a Single Life Lifetime Income Amount. If you wait until you have reached your Age 65 Trigger before you establish the GIFL Select feature, we will use a 5% rate to calculate a Single Life Lifetime Income Amount.

We do not apply an age requirement, however, if you established a guaranteed minimum withdrawal benefit under a GIFL Select 401(k) Retirement Plan and continue to take distributions under a Contract. In that event, we will use the rate applicable to your GIFL Select 401(k) Account, as follows:

¡	4% if you commenced receiving distributions under the plan on a single life basis before age 65,

¡

4.5% if you commenced receiving distributions under the plan on a joint spousal basis (we will use this rate where you are a former participant in the plan, or a surviving spouse of a former participant, and are purchasing a Contract for a single life Lifetime Income Amount), or

¡	5% if you commenced receiving distributions under the plan on a single life basis on or after age 65.

In this Prospectus, we refer to each of these types of single life Lifetime Income Amounts as a Continuation Single Life Lifetime Income Amount. Your Contract will contain the applicable rate and refer to it as a Single Life Lifetime Income Amount.

•

Age Requirements – Joint Spousal Life. You and your spouse must both reach your Age 65 Triggers to establish a Spousal Lifetime Income Amount. In that event, we will use a 4.5% rate to calculate a Spousal Lifetime Income Amount.

Please read “V. Description of the Contract – Lifetime Income Provisions” for additional details.

How do I establish my GIFL Select guaranteed minimum withdrawal benefit?

Once you satisfy the applicable age and holding period requirements, we will set the first available Lifetime Income Date and calculate a Lifetime Income Amount. You will establish that Lifetime Income Amount if you take a withdrawal at any time during the next 12 months. If you do:

•	the Lifetime Income Amount will reflect a Step-Up in the Benefit Base if there were investment gains in Contract Value as of the prior Contract Anniversary;

•

you will not be eligible for the Benefit Enhancement for that year, but you will remain eligible for future annual Benefit Enhancements if you defer taking withdrawals in future Contract Years and do not annuitize your Contract;

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•

you will need to tell us before establishing the Lifetime Income Amount if you wish to establish a Spousal Lifetime Income Amount in lieu of a Single Life Lifetime Income Amount. Once you establish a Lifetime Income Amount, you will not be able to change from a Single Life form of benefit to a Spousal form of benefit, or vice-versa.

If you defer taking withdrawals after we set the first available Lifetime Income Date, we will recalculate the Lifetime Income Amount at the next Contract Anniversary. You will then be able to establish that Lifetime Income Amount during the following 12 months. We will continue to recalculate the Lifetime Income Amount, and you will be able to establish the recalculated amount if you continue to defer withdrawals until the Maturity Date.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrender of the Contract, payments of the Lifetime Income Amount or any systematic withdrawals);

•	payment of any death proceeds; and

•	periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the rules governing distributions and rollovers from a Qualified Plan to a traditional IRA or Roth IRA;

•	the rules governing distributions from a traditional IRA or Roth IRA; and

•	the circumstances under which the payments are made.

The Code requires Contracts issued to qualify as traditional IRAs or Roth IRAs not to be used for loans, assignments or pledges. A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract issued as a traditional IRA before you reach age 59 1/2. Traditional IRAs are subject to minimum distribution requirements beginning in the year a taxpayer turns age 70 1/2, and both traditional IRAs and Roth IRAs are subject to requirements for death proceeds distributions to commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can derive tax deferral benefits from the rollover of your GIFL Select 401(k) Account Value into a Contract, or on any earnings under the Contract.

The Contract does not provide any tax-deferral benefits in addition to those that are accorded the Contract because it is an IRA. However, the Contract offers features and benefits that other investments may not offer. You and your financial advisor should carefully consider whether the features and benefits, including the Variable Investment Options, protection through the GIFL Select feature, and other benefits provided under the Contract are suitable for your needs and objectives and are appropriate in light of the expense.

We provide additional information on taxes in the “VII. Federal Tax Matters” section of this Prospectus. We make no attempt to provide more than general information. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor regarding the suitability of the Contract.

Can I return my Contract?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. Because your Contract is issued as an IRA, you will receive a refund of the Purchase Payment you made during the first seven days of this period if that amount is greater than the Contract Value. After seven days, we will return the Contract Value. The date of cancellation is the date we receive the Contract. Rather than receive the Contract Value as a taxable distribution, you may opt to return this amount to the GIFL Select 401(k) plan (if permitted under the plan) (see “VII. Federal Tax Matters”).

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payment during this 30-day period to one or more of the Contract’s other available Variable Investment Options. If you cancel the Contract during this 30-day period and your Purchase Payment was allocated to the Money Market Variable Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payment was allocated to a Variable Investment Option (other than the Money Market Variable Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract. At the end of the 30-day period, we will transfer your money automatically into other available Variable Investment Options that you select. See “V. Description of the Contract – Other Contract Provisions – Right to Review.”

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Will I receive a Transaction Confirmation?

We will send you a confirmation statement for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a GIFL Select IRA Rollover Variable Annuity Contract. These fees and expenses are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses.

The following table describes the fees and expenses that you pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Investment Options. State premium taxes may also be deducted from your Contract Value.

Contract Owner Transaction Expenses1

Transfer Fee[2]
Maximum Fee	$25
Current Fee	$0

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (See “VI. Charges and Deductions – Premium Taxes”).
[2]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

Annual Contract Fee	None
Annual Separate Account Expenses[1]
Administration Fee	0.15%
Mortality and Expense Risks Fee[2]	0.45%
Total Annual Separate Account Expenses	0.60%

GIFL Select Fee[3]
Maximum Fee	0.65%
Current Fee	0.50%

[1]	A daily charge reflected as an annualized percentage of the Variable Investment Options.
[2]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis.
[3]	Amount shown is an annual percentage based on the Benefit Base. We impose the current fee shown, but reserve the right to increase it up to the maximum fee shown.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.89%	1.11%

(Applicable to Contracts issued in California Only) Contracts issued in California to persons age 60 or older may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period and thereafter transfer it to the Variable Investment Options you select (see “V. Description of the Contract – Other Contract Provisions – Right to Review” for additional information). The minimum annual net operating expenses during this 30 day period would be 0.55%.

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Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

Example 1: Maximum Portfolio operating expenses

The following example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year and that the maximum GIFL Select fee and the maximum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$239	$736	$1,260	$2,697
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$239	$736	$1,260	$2,697

Example 2: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the maximum GIFL Select fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$217	$669	$1,146	$2,466
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$217	$669	$1,146	$2,466

Example 3: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the current GIFL Select fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$202	$623	$1,069	$2,306
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$202	$623	$1,069	$2,306

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The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2011, except as stated below in the notes that follow the table. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table.

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Core Fundamental Holdings
Series II	0.05%	0.55%	0.04%	0.41%	1.05%	0.01%[2]	1.06%
Core Global Diversification
Series II	0.05%	0.55%	0.04%	0.47%	1.11%	0.00%	1.11%
Lifestyle Balanced
Series II	0.04%	0.25%	0.02%	0.69%	1.00%	0.00%	1.00%
Lifestyle Conservative
Series II	0.04%	0.25%	0.02%	0.65%	0.96%	0.00%	0.96%
Lifestyle Growth
Series II	0.04%	0.25%	0.02%	0.70%	1.01%	0.00%	1.01%
Lifestyle Moderate
Series II	0.04%	0.25%	0.02%	0.67%	0.98%	0.00%	0.98%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.09%	—	0.89%	0.00%	0.89%

[1]

“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Annual Operating Expenses.” The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

[2]

The Adviser has contractually limited other Portfolio level expenses to 0.05%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

The following table describes the operating expenses for the Money Market Portfolio. This information is applicable only to Contracts issued in California and only during the right to review period (see “V. Description of the Contract – Other Contract Provisions – Right to Review” for additional information):

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Money Market (Applicable to Contracts issued in California Only)
Series I	0.47%	0.05%	0.03%	0.00%	0.55%

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. JohnHancock USA is authorized to transact life insurance and annuity business in all states (except New York), the

District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, MA 02110-2382.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, MA 02110-2382.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount and any Fixed Annuity Option. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance

Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; and to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies

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or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of the John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are only available to you as investment options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

In selecting the Portfolios that will be available as Variable Investment Options under the Contract, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract, including the GIFL Select feature. We seek to make available Variable Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contracts. The requirements we impose may increase a Portfolio’s transaction costs or otherwise affect both the performance and the availability of Variable Investment Options under the Contract.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to existing investments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2011, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

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Funds of Funds

Each of the John Hancock Variable Insurance Trust’s Core Fundamental Holdings, Core Global Diversification, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than that for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other portfolios on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each JHVIT Fund of Funds will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. Your financial advisor gives you the Portfolio prospectuses with this Prospectus. You can obtain an additional copy of a Portfolio’s prospectus without charge, by contacting us at the Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Ultra Short Term Bond Trust

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this investment option.

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited

Money Market Trust

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this investment option. For example, the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

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John Hancock Asset Management a division of Manulife Asset Management (US) LLC and

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited

Core Fundamental Holdings Trust	Seeks long-term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in Portfolios of the American Funds Insurance Series. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Core Global Diversification Trust	Seeks long-term growth of capital. To do this, the Portfolio invests a significant portion of its assets, directly or indirectly through underlying Portfolios, in securities that are located outside the U.S. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Lifestyle Balanced Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio is a fund of funds and invests approximately 50% of its assets in portfolios that invest primarily in equity securities, and approximately 50% in portfolios which invest primarily in fixed-income securities.

Lifestyle Conservative Trust	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio is a fund of funds and invests approximately 80% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 20% in portfolios which invest primarily in equity securities.

Lifestyle Growth Trust	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio is a fund of funds and invests approximately 70% of its assets in portfolios which invest primarily in equity securities, and approximately 30% of its assets in portfolios which invest primarily in fixed-income securities.

Lifestyle Moderate Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio is a fund of funds and invests approximately 60% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 40% of its assets in portfolios which invest primarily in equity securities.

We reserve the right to restrict Variable Investment Options at any time. If we restrict a Variable Investment Option, you may not be able to transfer or allocate the Purchase Payment to the restricted Variable Investment Option after the date of the restriction. Any amounts you allocated to a Variable Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Variable Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. Your financial advisor gives you the Portfolio prospectuses with this Prospectus. You can obtain an additional copy of the Portfolio prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. You should read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

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Voting Interest

You instruct us how to vote Portfolio shares.	We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Variable Investment Option corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligibility

The Contract may be purchased only by direct rollovers of “eligible” distributions from a GIFL Select 401(k) Retirement Account. If you qualify for an “eligible” distribution from a GIFL Select 401(k) Retirement Plan, you may purchase a Contract by directing your plan sponsor or administrator to issue instructions for us to roll over all or any portion of:

•	your “non-Roth” GIFL Select 401(k) Retirement Account to a Contract issued as a traditional IRA; or

•	your “non-Roth” GIFL Select 401(k) Retirement Account to a Contract issued as a Roth IRA; or

•	your “Roth” GIFL Select 401(k) Retirement Account to a Contract issued as a Roth IRA.

This Contract is not available for purchase, however, if you are a non-spousal beneficiary of a participant in a GIFL Select 401(k) Retirement Plan.

If you receive an “eligible” distribution from a GIFL Select 401(k) Retirement Plan, you may purchase a Contract within 60 days of receipt by submitting a completed application to our Annuities Service Center and remitting a direct rollover of all or any amount you receive:

•	from your “non-Roth” GIFL Select 401(k) Retirement Account for a Contract to be issued as a traditional IRA; or

•	from your “non-Roth” GIFL Select 401(k) Retirement Account for a Contract to be issued as a Roth IRA; or

•	from your “Roth” GIFL Select 401(k) Retirement Account for a Contract to be issued as a Roth IRA.

We will issue a Contract as either a traditional IRA or as a Roth IRA, but not both. If you want both a traditional IRA and a Roth IRA, you may need to issue instructions to your plan sponsor or administrator (or complete separate applications) to purchase separate Contracts.

Please read “VII. Federal Tax Matters” carefully for information about “eligible” distributions and the imposition of federal income tax, including tax withholding, that may be required in connection with purchases of Contracts as Roth IRAs with amounts derived from “non-Roth” GIFL Select 401(k) Retirement Accounts.

When you purchase a Contract from John Hancock New York, you will receive a certificate of coverage under a group contract issued by John Hancock New York to trustees of one or more trusts which permit individuals to purchase IRAs or for IRA annuities.

The Purchase Payment

You make a single Purchase Payment, and we may delay investing it, for your Contract.

Your Purchase Payment must be a distribution of the GIFL Select 401(k) Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. We do not permit additional contributions to a Contract. Please see “VII. Federal Tax Matters” for general information about IRA contributions and special qualification rules that apply to Roth IRAs.

You designate how your Purchase Payment is to be allocated among the Variable Investment Options. We credit your Purchase Payment on the Business Day on which it is deemed received in Good Order at our

Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We do not deem distributions from a GIFL Select 401(k) Retirement Plan to be received until the Business Day following the date we receive distribution instructions from the plan sponsor or administrator of the Plan. As a result, there will be a delay of at least one day in which your distribution will not be invested in a Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly to the plan that made the distribution, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received.

Variable Investment Options and Accumulation Units

During the Accumulation Period, we establish an Investment Account for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Variable Investment Options in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Variable Investment Options by dividing (i) the amount allocated to that Variable Investment Option by (ii) the value of an accumulation unit for that Variable Investment Option we next compute after a purchase transaction is complete.

We will usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are

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not remedied within five Business Days after receipt of your Purchase Payment, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from a Variable Investment Option, and when we deduct certain Contract charges, pay death proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Variable Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under the Asset Rebalancing program, pre-scheduled withdrawals, Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers Among Variable Investment Options

Prior to the Annuity Commencement Date, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Variable Investment Option from which you transfer amounts and we will credit accumulation units to the Variable Investment Option to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Variable Investment Option. If after the transfer the amount remaining in the Variable Investment Option is less than $100, then we may transfer the entire amount instead of the requested amount.

The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

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Variable Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.	To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made after the Annuity Commencement Date (these transfers are subject to a 30-day notice requirement, however, as described in “Annuitization Provisions - Transfers after Annuity Commencement Date”). We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Variable Investment Options

We currently do not limit the number of Variable Investment Options to which you may allocate the Purchase Payment.

We permit you to make certain types of transactions by telephone or electronically through the Internet.

Telephone and Electronic Transactions

We permit you to request transfers automatically by telephone. You can also apply to request withdrawals automatically by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic

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transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Variable Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Variable Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

You may withdraw all or a portion of your Contract Value, but you may incur tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Contracts, exercise of the withdrawal right may require the consent of the Annuitant’s spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request in Good Order, at our Annuities Service Center, minus any applicable administrative fee or tax. We will then cancel the Contract. In the case of a l withdrawal, we will pay the amount requested, reduced by any applicable administrative fee or amount withheld for taxes, and cancel accumulation units credited to each Variable Investment Option equal in value to the Withdrawal Amount from that Variable Investment Option.

When making a withdrawal, you may specify the Variable Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from a Variable Investment Option may not exceed the value of that Variable Investment Option. If you do not specify the Variable Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options. There is no limit on the frequency of withdrawals.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

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•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “VII. Federal Tax Matters”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal request; or

•	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts. There is no charge for participation in this program. For more information please read “Pre-Authorized Withdrawals – The Income Made Easy Program” in the “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” section below.

GIFL Select Guaranteed Lifetime Income Withdrawal Benefit

Overview

The Contract permits you to take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We designed the GIFL Select feature of the Contract to provide a guaranteed minimum withdrawal benefit after you satisfy holding period and age requirements. The GIFL Select feature provides a Lifetime Income Amount, which is available for annual withdrawals starting on a Lifetime Income Date. We may reduce the Lifetime Income Amount, however, if you take any withdrawal before the Lifetime Income Date, or if you withdraw amounts that exceed the Lifetime Income Amount in any year after the Lifetime Income Date. We refer to these types of withdrawals as Excess Withdrawals.

If you limit your annual withdrawals to the Lifetime Income Amount, we guarantee that we will make the Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract. You may elect, in most cases, to cover the lifetimes of you and your spouse by selecting a Spousal Lifetime Income Amount benefit. Under the Spousal Lifetime Income Amount benefit, we guarantee that we will make the Lifetime Income Amount available as long as you (the “Annuitant”) or your spouse (the “co-Annuitant”) remains alive. The Spousal Lifetime Income Amount benefit will end if there is a change in the Contract that removes the co-Annuitant from coverage and the Annuitant subsequently dies.

We determine a Benefit Base for the Lifetime Income Amount when you first purchase a Contract. We may decrease the Benefit Base to reflect any Excess Withdrawals. We may increase the Benefit Base to reflect one or more annual Benefit Enhancements for which you qualify, and we may also increase the Benefit Base by a one-time Step-Up to reflect investment gains, if any, on the Contract Anniversary before you “establish” the Lifetime Income Amount. The Benefit Base has no cash value and usually will differ from the amount of Contract Value. The maximum Benefit Base is $5 million.

We calculate the Lifetime Income Amount as a percentage of the Benefit Base applicable to your Contract. The percentage we use depends on the form of Lifetime Income Amount applicable to your Contract. The percentage ranges from 4% (Single Life Lifetime Income Amount established before the Age 65 Trigger) to 4.5% (Spousal Lifetime Income Amount) to 5% (Single Life Lifetime Income Amount established on or after the Age 65 Trigger). We use the rate at which you established a guaranteed minimum withdrawal benefit under a GIFL Select 401(k) Retirement Plan if you received distributions under the Plan and will continue to take distributions under a Contract. In that event, we will use the rate applicable to your GIFL Select 401(k) Account. Please refer to

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“Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount,” below, for more information about the applicable rate.

Impact of Withdrawals before the Lifetime Income Date

With limited exceptions, any withdrawal before the Lifetime Income Date is an Excess Withdrawal. This means that we will reduce the Benefit Base. We do this on a pro rata basis or a dollar for dollar basis, whichever has the greater impact on the Benefit Base. If we use the pro rata basis, we reduce the Benefit Base in the same proportion that your Contract Value is reduced as a result of that withdrawal.

EXAMPLE 1 (Pro Rata Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you have not reached your Age 59 1/2 Trigger at time of purchase, the earliest Lifetime Income Date will not occur until your Age 59 1/2 Trigger.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $90,000, the Benefit Base is $100,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 5.56% (i.e., $5,000/$90,000) and we would reduce your Benefit Base by the same percentage (on a pro rata basis, since $100,000 times 0.0556, or $5,556 is greater than $5,000). The Benefit Base after the Excess Withdrawal would be $100,000 minus $5,556, or $94,444.

EXAMPLE 2 (Dollar for Dollar Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you have not reached your Age 59 1/2 Trigger at time of purchase, the earliest Lifetime Income Date will not occur until your Age 59 1/2 Trigger.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $110,000, the Benefit Base is $100,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 4.55% (i.e., $5,000/$110,000) and we would reduce your Benefit Base by $5,000 (on a dollar for dollar basis, since $5,000 is greater than $100,000 times 0.0455, which equals $4,545). The Benefit Base after the Excess Withdrawal would be $100,000 minus $5,000, or $95,000.

If you take any withdrawals prior to the earliest available Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount. If your Contract Value and your Benefit Base decline to zero before that Lifetime Income Date, you will lose the Lifetime Income Amount Guarantee.

Impact of Withdrawals after the Lifetime Income Date

Establishing a Lifetime Income Amount. We calculate the earliest available Lifetime Income Amount on the first day of a Contract Year following your satisfaction of any age and holding period requirements. The Lifetime Income Amount will equal the applicable rate multiplied by the Benefit Base or the Contract Value on the Contract Anniversary, if greater. You will “establish” that Lifetime Income Amount by taking a withdrawal during the immediately following 12 months. If you do not take a withdrawal (or annuitize the Contract) during that Contract Year, we will recalculate the Lifetime Income Amount on the first day of the next Contract Year. This recalculation will reflect: (a) the addition of an annual Benefit Enhancement to the Benefit Base, (b) a reduction in the Contract Value, if any, from the Contract Value that we may have used in the previously calculated Lifetime Income Amount and, possibly, (c) an increase in the Contract Value to reflect investment gains, if any, as of the date of our recalculation. You will “establish” the recalculated Lifetime Income Amount by taking a withdrawal during the Contract Year of our recalculation. We will continue to follow this procedure throughout the Accumulation Period until you take a withdrawal or annuitize the Contract. Once you have established a guaranteed Lifetime Income Amount, we will step up the Benefit Base to the Contract Value (to a maximum Benefit Base of $5 million) if that amount is greater than the Benefit Base. You may withdraw the Lifetime Income Amount each Contract Year without affecting the Benefit Base. Once you establish the Lifetime Income Amount, there will be no additional Benefit Enhancements or Step-Up opportunities.

EXAMPLE 3 (Establishing the Earliest Available Lifetime Income Amount with Step-Up):

Assume that you purchase a Contract through an IRA Rollover when you are 60 and have met the minimum holding period requirement. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1/2 Trigger at time of purchase, the earliest available Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. Now assume you defer taking your first withdrawal until the third Contract Year when you want to establish your Single Life Lifetime Income Amount. On the most recent Contract Anniversary, your Benefit Base is $106,090 and Contract Value is $112,000. By electing to take your first withdrawal, the Benefit Base will step up to the Contract Value on the prior Contract Anniversary. Your new Benefit Base is $112,000, which results in a Single Life Lifetime Income Amount of ($112,000 × 4%), or $4,480.

Loss of Step-Up. If you do not “establish” a previously determined Lifetime Income Amount, the recalculated Lifetime Income Amount will not include the Step-Up, if any, from a previously determined Lifetime Income Amount.

EXAMPLE 4 (Loss of Step-Up in a newly calculated Lifetime Income Amount):

Using the same Rollover scenario above, assume that you defer taking a withdrawal until the fourth Contract Year when you want to establish your Single Life Lifetime Income Amount. On the Contract Anniversary prior to taking a withdrawal, the Benefit Base is $109,273 and Contract Value is 107,000. By electing to take your first withdrawal, the Benefit Base will not step up because it is

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already greater than the Contract Value on the prior Contract Anniversary. Your Benefit Base of $109,273 will be used to calculate the Single Life Lifetime Income Amount of ($109,273 × 4%), or $4,371.

Please refer to “Increases in the GIFL Select Feature” for more information and examples of the Benefit Enhancement. Please refer to “Determination of the Lifetime Income Date” for more information about age and holding period requirements for the earliest available Lifetime Income Date.

Excess Withdrawals. Each time you take a withdrawal after the Lifetime Income Date, we first determine whether the withdrawal amount is an Excess Withdrawal (i.e., a withdrawal that exceeds the Lifetime Income Amount when combined with any other withdrawals for that Contract Year). If so, we will reduce the Benefit Base on the greater of a pro rata basis or a dollar for dollar basis. If we use the pro rata basis, we reduce your Benefit Base in the same proportion that your Contract Value has been reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal. If we use the dollar for dollar basis, we reduce the Benefit Base by the entire amount of the withdrawal that resulted in an Excess Withdrawal. In either case, each time we reduce the Benefit Base, we will also reduce your Lifetime Income Amount. The reduced Lifetime Income Amount will equal:

•	(for Single Life Lifetime Income Amounts) 4% or 5% of the new Benefit Base based on the Annuitant’s age when the Lifetime Income Amount was established; or

•	(for Spousal Lifetime Income Amounts) 4.50% of the new Benefit Base.

We calculate the reduced Lifetime Income Amount for a Continuation Single Life Lifetime Income Amounts by using the rate that was in effect when we issued your Contract. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount,” below, for more information about the applicable rate.

In all cases, we reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE 5 (Pro Rata Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 61 and have met the minimum holding period requirements. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1/2 Trigger at time of purchase, the earliest available Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. Now assume that you make a single withdrawal of $10,000 of Contract Value 6 months after we issue the Contact. In this case, you would reduce your Contract Value by 11.11% (i.e., $10,000/$90,000). We would reduce your Benefit Base by $11,111 (on a pro rata basis, since $100,000 times 0.111, or $11,111 is greater than $10,000). The Benefit Base after the Excess Withdrawal would be $100,000 minus $11,111, or $88,889. The Lifetime Income Amount would also be reduced for future Contract Years from $4,000 to $3,556 (i.e., $88,889 × 4%).

EXAMPLE 6 (Dollar for Dollar Reduction):

Assume that you purchase a Contract through an IRA Rollover when you and your spouse are 62. (Since you are both under age 65 at time of purchase, the earliest Lifetime Income Date will not occur until your Age 65 Trigger.) In the fourth Contract Year and after you have turned on your Spousal Lifetime Income Amount at $4,500 ($100,000 × 4.50%), the Contract Value is $110,000 and the Benefit Base is $100,000. You make an initial withdrawal of $4,000 (less than the Lifetime Income Amount) which reduces the Contract Value to $106,000 while the Benefit Base remains unchanged at $100,000. Later, during the same Contract Year, you make another withdrawal of $6,000. In this case, you would reduce your Contract Value by 5.66% (i.e., $6,000/$106,000). We would reduce your Benefit Base by $6,000 (on a dollar for dollar basis, since $6,000 is greater than $100,000 times 0.0566, which equals $5,660). The Benefit Base after the Excess Withdrawal would be $100,000 minus $6,000, or $94,000. The Lifetime Income Amount would also be reduced for future Contract Years from $4,500 to $4,230 (i.e., $94,000 × 4.50%).

Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal.

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution program, or

•	if your total Withdrawal Amounts during any Contract Year after the Lifetime Income Date are less than or equal to the Lifetime Income Amount.

The Contract enters a “Settlement Phase” in any Contract Year that your Contract Value declines to less than the Lifetime Income Amount if you have taken no Excess Withdrawals during that Contract Year (see “Settlement Phase” below). In the event of an Excess Withdrawal, you will lose the GIFL Select benefit if Contract Value declines below the Lifetime Income Amount during the Contract Year of the Excess Withdrawal. The GIFL Select benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

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We reduce your Contract Value (and the death proceeds) each time you take a withdrawal. We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

Increases in the GIFL Select Feature

In addition to a one-time Step-Up opportunity, the GIFL Select feature of the Contract provides two other ways that have the potential to increase a Lifetime Income Amount: banded rates applicable to Single Life Lifetime Income Amounts and annual Benefit Enhancements. Please refer to “Establishing a Lifetime Income Amount,” above, for more information about the Step-Up opportunity.

Banded Single Life Rates. If you are eligible for a Single Life Lifetime Income Amount, you may have an opportunity to increase the Lifetime Income Amount by deferring withdrawals after your Age 59 1/2 Trigger until you have reached your Age 65 Trigger. That’s because we calculate the Lifetime Income Amount before age 65 as an amount equal to 4% of the Benefit Base, and will increase the rate to 5% if you take no withdrawals of a Lifetime Income Amount until age 65. If you are under age 65, and take a withdrawal at any time after the earliest available Lifetime Income Date, you will establish a Lifetime Income Amount, based on a 4% rate and lose the opportunity to establish a Lifetime Income Amount based on a 5% rate.

EXAMPLE 7 (4% Single Life Lifetime Income Amount):

Assume you purchase a Contract through an IRA Rollover when you are 60 and have met the minimum holding period requirements. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1/2 Trigger, your Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. You elect to take a withdrawal during that first contract year and start receiving the Lifetime Income Amount. You are not eligible for the 5% Single Life Lifetime Income Amount because you have taken your first withdrawal prior to reaching your Age 65 Trigger.

EXAMPLE 8 (5% Single Life Lifetime Income Amount):

Using the same Rollover scenario above, assume that you defer taking a withdrawal until the fifth Contract Year and you have reached your Age 65 Trigger. The Benefit Base on the most recent Contract anniversary is $116,000 and your Single Life Lifetime Income Amount, should you take a withdrawal during that Contract Year, is ($116,000 × 5%), or $5,800.

Banded Single Life Rates do not necessarily result in a higher Lifetime Income Amount. Please see EXAMPLE 9, below, for information about the impact of a Step-Up on the Benefit Base.

We do not permit you to defer withdrawals in order to qualify for a 5% rate if you established a Spousal Lifetime Income Amount or if we issue a Contract with a Continuation Single Life Lifetime Income Amount.

Impact of Step-Up on Banded Rates. If you do not establish a previously determined Lifetime Income Amount for a Single Life Lifetime Income Amount, you may become eligible for a higher rate but may lose the advantage of a previously available Step-Up.

EXAMPLE 9 (Loss of Step-Up in a newly calculated Lifetime Income Amount with a higher rate):

Assume that you purchase a Contract through an IRA Rollover when you are 59 and have met the minimum holding period requirement. At the time of rollover your Contract Value and Benefit Base are $100,000. Assume that on the Contract Anniversary after turning 63 years of age your Contract Value is $150,000 and the Benefit Base is $112,551. The eligible Single Life Lifetime Income Amount during that Contract Year is $6,000 ($150,000 × 4%). However, you elect to defer withdrawals another year and on your Age 65 Trigger the Contract Value is $110,000 and the Benefit Base is $115,927. You elect to take your first withdrawal, which results in a Single Life Lifetime Income Amount of $5,796 ($115,927 × 5%).

Benefit Enhancements. On each Contract Anniversary during the Accumulation Phase and prior to you establishing a Lifetime Income Amount, we will add a Benefit Enhancement to the Benefit Base (up to a maximum Benefit Base of $5 million) if you have taken no withdrawals or annuitized the Contract during the immediately preceding Contract Year. The Benefit Enhancement is equal to 3% of the Benefit Base in effect at the end of that immediately preceding Contract Year. If you do not qualify for a Benefit Enhancement for a particular Contract Year, you may qualify for a Benefit Enhancement in other Contract Years if you defer: (a) taking withdrawals, (b) establishing a Lifetime Income Amount or (c) annuitizing the Contract in the other Contract Years. Benefit Enhancements have no cash value and will not affect the Contract Value.

EXAMPLE 10 (Benefit Enhancements):

Assume you purchase a Contract through an IRA Rollover when you are 60, you take no withdrawals during the first and second Contract Year and the Benefit Enhancement is 3%. Also assume that the initial Benefit Base is $100,000 and is not exceeded by Contract Value (a Step-Up does not occur).

•	At the end of the first Contract Year, we will apply the Benefit Enhancement to the Benefit Base and increase it to $103,000 ($100,000 + 3% × $100,000).

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•	At the end of the second Contract Year, we will apply the Benefit Enhancement to the Benefit Base and increase it again to $106,090 ($103,000 + 3% × $103,000).

Now assume an Excess Withdrawal is taken in the third Contract Year that reduces the Benefit Base to $98,000 and no additional withdrawals are taken in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Benefit Enhancement because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply the Benefit Enhancement to the Benefit Base. The Benefit Enhancement will be based on the reduced Benefit Base. The Benefit Base will increase to $100,940 ($98,000 + 3% × 98,000).

Since the GIFL Select fee is a percentage of the Benefit Base, we will increase the amount of the GIFL Select fee after a Benefit Enhancement to reflect the new Benefit Base. (See “VI. Charges and Deductions – GIFL Select Fee”).

Determination of the Lifetime Income Date

Single Life Lifetime Income Amounts. Under a Single Life form of Lifetime Income Amount, the earliest available Lifetime Income Date is the date we issue your Contract if:

•	you, the Annuitant, will be at least age 59 1/2 at any time during the first Contract Year; and

•

you were a participant in your employer’s GIFL Select 401(k) Retirement Plan and completed a 5 year “holding period” requirement for the guaranteed minimum withdrawal benefit we provided for your account in that plan.

In this case, the date we issue your Contract will be the Age 59 1/2 Trigger, or the Age 65 Trigger if you will be at least age 65 at any time during the first Contract Year.

In all other cases, the earliest available Lifetime Income Date for a Single Life form of Lifetime Income Amount is the first day of a Contract Year in which:

•	you, the Annuitant, will have reached your Age 59 1/2 Trigger; and

•

you complete a “holding period” of no more than 5 years. We will transfer credit for the holding period from your (or your decedent spouse’s) account with an employer’s GIFL Select 401(k) Retirement Plan.

Continuation Single Life Lifetime Income Amounts. The earliest available Lifetime Income Date for a Continuation Single Life form of Lifetime Income amount is the date we issue your Contract.

Spousal Lifetime Income Amount. Under a Spousal Lifetime Income Amount, the earliest available Lifetime Income Date is the date we issue your Contract if:

•	you, the Annuitant, and your spouse, the co-Annuitant, will both be at least age 65 at any time during the first Contract Year; and

•	you were a participant in your employer’s GIFL Select 401(k) Retirement Plan and completed the holding period requirement for the guaranteed minimum withdrawal benefit we provided for your account.

In this case, the date we issue your Contract will be the Age 65 Trigger.

In all other cases, the earliest available Lifetime Income Date for a Spousal Lifetime Income Amount is the first day of a Contract Year in which:

•	you, the Annuitant, and your spouse, the co-Annuitant, will both reach your Age 65 Trigger; and

•

you complete a “holding period” of no more than 5 years. We will transfer credit for the holding period from your (or your decedent spouse’s) account with your employer’s GIFL Select 401(k) Retirement Plan.

Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount

Single Life. You are eligible to select a Single Life Lifetime Income Amount if:

•

you are the Annuitant under the Contract and we did not make any payments under your employer’s GIFL Select 401(k) Retirement Plan to you or to any current, former or decedent spouse of yours that was covered by our spousal lifetime income guaranteed minimum withdrawal benefit; or

•

you are the Annuitant under the Contract, and the spouse of a deceased participant under a GIFL Select 401(k) Retirement Plan and neither you nor the deceased participant established a lifetime income guaranteed minimum withdrawal benefit under the plan before the death of the participant; or

•	you are the Annuitant under the Contract; and

o     you had established an account in your GIFL Select 401(k) Retirement Plan that was covered by a spousal guaranteed minimum withdrawal benefit; and

o     you subsequently split and changed it to two “single life” accounts in connection with a divorce or a legal separation; and

o     you do not include your spouse as a “co-Annuitant” in the Contract you purchase.

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You will establish a Single Life Lifetime Income Amount based on 4% of the Benefit Base if:

•	you take your first withdrawal after the earliest available Lifetime Income Date; and

•	you take such withdrawal during a Contract Year when you, the Annuitant, will have reached your Age 59 1/2 Trigger, but will not have reached your Age 65 Trigger.

If you establish a Single Life Lifetime Income amount based on 4% of the Benefit Base, you will not be eligible for a Single Life Lifetime Income Amount based on 5% of the Benefit Base.

You will establish a Single Life Lifetime Income Amount based on 5% of the Benefit Base if:

•	you take your first withdrawal after the earliest available Lifetime Income Date; and

•	you take such withdrawal during a Contract Year when you, the Annuitant, will have reached your Age 65 Trigger.

Continuation Single Life. We will issue a Contract with a Continuation Single Life Lifetime Income Amount if you are the Annuitant under the Contract and either:

•	(CASE ONE) you are a former participant in a GIFL Select 401(k) Retirement Plan and were receiving distributions from a GIFL Select 401(k) Account that was covered by a single life guarantee; or

•

(CASE TWO) you are a former participant in a GIFL Select 401(k) Retirement Plan, you were receiving distributions a GIFL Select 401(k) Retirement Account that was covered by a spousal guarantee, and your spouse has died; or

•	(CASE THREE) you are the surviving spouse of a participant in a GIFL Select 401(k) Retirement Plan and the beneficiary of a GIFL Select 401(k) Account that was covered by a spousal guarantee.

In CASE ONE, we will issue a Contract with a Lifetime Income Amount based on the rate in effect for the guaranteed minimum withdrawal benefit that you established under the GIFL Select 401(k) Retirement Plan. We will calculate the Lifetime Income Amount based on 4% of the Benefit Base if you commenced receiving distributions under the plan before your Age 65 Trigger. We will calculate a Lifetime Income Amount based on 5% of the Benefit Base if you commenced receiving distributions under the plan on and after your Age 65 Trigger.

In CASE TWO and in CASE THREE, we will issue a Contract with a Lifetime Income Amount based on 4.5% of the Benefit Base.

Spousal Life. You can select a Spousal Lifetime Income Amount if:

•	you are the Annuitant under the Contract; and

•	your spouse is the co-Annuitant under the Contract; and

•	you did not establish a single-life guaranteed minimum withdrawal benefit in your GIFL Select 401(k) Retirement Plan.

You will establish a Spousal Lifetime Income Amount based on 4.5% of the Benefit Base if:

•	you take your first withdrawal after the earliest available Lifetime Income Date; and

•	you and your spouse have both reached your Age 65 Trigger at the time of such withdrawal; and

•	you have named your spouse as a Co-Annuitant under the Contract; and

•	you have completed any forms that we may require for the selection of a Spousal Lifetime Income Amount.

Changing a selection. You can make a selection of a Single Life Lifetime Income Amount or a Spousal Lifetime Income Amount (if you qualify) at any time before you establish the Lifetime Income Amount by contacting the Annuities Service Center and completing any forms that we may require. You can change your designation of a Single Life or Spousal Lifetime Income Amount after the earliest available Lifetime Income Date only if you defer “establishing” a Lifetime Income Amount. You establish a Lifetime Income Amount if you make any withdrawals from the earliest available Lifetime Income Date up to the date of the change in designation. You can change your designation up until the date you take a withdrawal.

If you establish a Spousal Life Lifetime Income Amount on or after your Age 65 Trigger instead of a Single Life Lifetime Income Amount, we will calculate a lower Lifetime Income Amount (4.5% of the Benefit Base).

We may recalculate the Lifetime Income Amount if you change the form of the Lifetime Income Amount from a Single Life to a Spousal form or vice versa.

We may decrease the Benefit Base to reflect withdrawals. We may increase the Benefit Base to reflect Benefit Enhancements and a one time Step-Up to the Contract Value on the Contract Anniversary before the date of the first withdrawal after the Lifetime Income Date if the Benefit Base is less than the Contract Value on that date. Any decrease or increase in the Benefit Base will result in a corresponding decrease or increase in the Lifetime Income Amount.

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Tax Considerations

See “VII. Federal Tax Matters” for information on tax considerations related to guaranteed minimum withdrawal benefits.

Pre-Authorized Withdrawals – The Income Made Easy Program

You can pre-authorize periodic withdrawals to receive amounts guaranteed under the Contract. We currently offer our Income Made Easy Program for Contracts to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date.

The Income Made Easy Program allows you to select: (A) the Lifetime Income Amount under your Contract; (B) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the Lifetime Income Amount; (C) the annual amount under our Life Expectancy Distribution program (in lieu of the Lifetime Income Amount); or (D) a specified dollar amount that is less than the Lifetime Income Amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

•	you select option A or B; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and a penalty for distributions from a Roth IRA, and if you take withdrawals before age 59 1/2, a 10% penalty tax; and

•	reduce the death proceeds.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program.

Life Expectancy Distribution Program

You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your spouse) . Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code sections 408(a)(6) or 408(b)(3) (applicable to traditional IRAs), or section 408A(c)(5) (applicable to Roth IRAs) (we sometimes refer to these as “Qualified Death Benefit Stretch Distributions” or “Required Minimum Distributions”). For further information on such distributions, please see “VII. Federal Tax Matters.”

Each withdrawal under our Life Expectancy Distribution program will reduce death proceeds and your Contract Value. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Contract are depleted to zero. We may make further distributions as part of the Settlement Phase for the Contract.

The Life Expectancy Distribution program applicable to GIFL Select IRA Rollover Variable Annuity Contracts does not provide automatic “life expectancy” distributions that are intended to qualify under section 72(t)(2)(A)(iv) of the Code. This Code section contains an exception to a 10% penalty tax applicable to pre-59 1/2 distributions. You should consult with a qualified tax advisor for information about the impact of taxes, including tax penalties, that may be applicable to withdrawals before age 59 1/2.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all Life Expectancy Distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

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We base our Life Expectancy Distributions calculations on our understanding and interpretation of the requirements under tax law applicable to Required Minimum Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, we will not make any further withdrawals under that program if the Contract Value reduces to an amount less than the Lifetime Income Amount. In that event, we will make distributions as part of the Contract’s “Settlement Phase,” if the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living at that time. We designed our Life Expectancy Distribution program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not reduce the Benefit Base or Lifetime Income Amount.

Settlement Phase

Once you establish a Lifetime Income Amount, we will automatically begin making payments to you under the “Settlement Phase” of the GIFL Select feature if your Contract Value reduces to an amount less than the Lifetime Income Amount and there are no Excess Withdrawals during that Contract Year. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract terminate. We will not apply additional Benefit Enhancements, or deduct any charges during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

There is no Settlement Phase, however, if:

•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

•

you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to an amount less than the Lifetime Income Amount during the Contract Year of the withdrawal.

At the beginning of the Settlement Phase, we may automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

•

If the Contract enters the Settlement Phase before the Annuitant has reached his or her Age 59 1/2 Trigger (or Age 65 Trigger for the younger of the Annuitant and co-Annuitant if the Spousal Lifetime Income Amount had been elected), you must wait before taking withdrawals until the Lifetime Income Date, when the Lifetime Income Amount would be calculated. If no withdrawals are made before the Lifetime Income Date, we will begin making annual settlement payments to you following the Lifetime Income Date as long as the Annuitant is living (or as long as either the Annuitant or co-Annuitant is living under the Spousal Lifetime Income Amount). In this case, the annual amount will equal the applicable Lifetime Income Amount, which would be either 4% of the Benefit Base on the Lifetime Income Date (if the Annuitant has reached his or her Age 59 1/2 Trigger before the first withdrawal but has not reached his or her Age 65 Trigger), 5% of the Benefit Base on the Lifetime Income Date (if the Annuitant has reached his or her Age 65 Trigger before the first withdrawal) or 4.5% of the Benefit Base on the Lifetime Income Date (if the younger of the Annuitant and co-Annuitant has reached his or her Age 65 Trigger if the Spousal Lifetime Income Amount had been elected).

•

If the Contract enters the Settlement Phase before the Annuitant has reached his or her Age 59 1/2 Trigger (or Age 65 Trigger for the younger of the Annuitant and co-Annuitant if the Spousal Lifetime Income Amount is elected) and you decide to take withdrawals prior to the Lifetime Income Date, you will receive an annual amount equal to the applicable Lifetime Income Amount as stated above multiplied by the current Benefit Base until the Benefit Base is depleted.

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

If you die your Beneficiary may receive distribution of your Contract Value.

Distribution at Death of Annuitant

The Contracts described in this Prospectus provide for the distribution of the Contract Value and termination of the GIFL Select feature if the Annuitant/Owner dies before the earlier of the Annuity Commencement Date or the Maturity Date. If the deceased Annuitant’s spouse is the sole Beneficiary and falls within the definition of “spouse” under the federal Defense of Marriage Act (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner without a distribution of Contract Value. In that event, the spouse will become the Owner and Annuitant of the Contract, but the GIFL Select feature will end for any Single Life Lifetime Income Amount (if established) or for any Continuation Single Life Lifetime Income Amount. The GIFL

Select feature for a Spousal Lifetime Income Amount also ends unless you established the Spousal Lifetime Income Amount prior to the Annuitant’s death.

In all other cases, distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death or, alternatively, distribution may be made as an annuity, under one of the Annuity Options, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even in some cases in which we bear only the expense risk and not any mortality risk (see VI. Charges and Deductions – Mortality and

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Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified an Annuity Option, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds will equal the Contract Value and must be distributed immediately in a single sum cash payment.

Payment of Death Proceeds. The determination of the distribution upon the death of the Annuitant will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to payment of the death proceeds under the Contract until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Proceeds. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, you should seek competent legal and tax advice regarding requirements governing the distribution of Contract values, including death proceeds, under the plan. In particular, you and your advisor should consider that there is some uncertainty as to the income tax effects of a distribution at death on IRAs (see “VII. Federal Tax Matters”).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death proceeds. The description of the distribution upon the death of the Annuitant in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict such a distribution under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death proceeds to the extent permitted by the Code and by Treasury Department regulations.

Upon request, the death proceeds may be taken in the form of a lump sum. In that case, we will pay the death proceeds within seven days of the date that we determine the amount of the death proceeds, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death proceeds may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout via a checkbook, and the account earns interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death proceeds. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death proceeds payable upon the death of an Annuitant are not taken in a lump sum, the Contract will continue, subject to the following:

•	The Beneficiary will become the Owner/Annuitant.

•

If the deceased Annuitant’s spouse is the sole Beneficiary and falls within the definition of “spouse” under the federal Defense of Marriage Act (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner/Annuitant without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when an Annuitant dies will apply when the spouse, as the Annuitant, dies.

•

If the Beneficiary is not the deceased Owner’s spouse (as defined by the federal Defense of Marriage Act), distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death or, alternatively, an individual Beneficiary may take distributions as an annuity under one of the Annuity Options described below, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds must be distributed immediately in a single sum cash payment.

Death of co-Annuitant under a Spousal Lifetime Income Amount guarantee. If the co-Annuitant is the first to die, no death proceeds are payable under the Contract. The Spousal Lifetime Income Amount guarantee will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the survivor Annuitant. We will continue to charge the GIFL Select fee.

Death of Last Person. If the survivor Annuitant dies while a Spousal Lifetime Income Amount guarantee is in effect, we will reduce the Lifetime Income Amount to zero and we make no further payments to the Beneficiary.

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Death after Removal of Annuitant or co-Annuitant. In certain instances, a Contract may be changed to remove the designation of a person initially designated as an Annuitant or co-Annuitant. If that happens and:

•	if the removed person subsequently dies, there will be no impact on the guarantees provided by the GIFL Select feature in most cases; and

•	if the remaining designated person subsequently dies, we will consider that person to be the “survivor” of the Annuitant and co-Annuitant and the GIFL Select benefit will terminate.

Death Proceeds during the Settlement Phase. If death occurs during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under that GIFL Select benefit:

•

(for Single Life and Continuation Single Life Lifetime Income Amount Contracts) If the Annuitant dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

•

(for Spousal Lifetime Income Amount Contracts) If the first death of either the Annuitant or co-Annuitant occurs during the Settlement Phase, no additional death proceeds are payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will calculate a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount.

If you die during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under the Spousal Lifetime Income Amount guaranteed minimum withdrawal benefit.

Annuitization Provisions

Annuity payments differ from withdrawals of Contract Value.

General

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Once annuity payments commence:

•     you will no longer have access to the Contract Value applied to the Annuity Option;

•     the GIFL Select feature of your Contract terminates; and

•     we may not change the Annuity Option or the form of settlement.

The Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract’s specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Commencement Date”). You may request a different Annuity Commencement Date (including a date later than the Default Commencement Date) at any time by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Annuity Commencement Dates. You may also be able to change your Annuity Commencement Date on our website, www.jhannuities.com, if:

•	you are registered on the website and you are under age 98, and

•	your Contract is active, and not owned by a custodian or continued by a surviving spouse or Beneficiary.

Under our current administrative procedures, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise. Distributions may be required before the Annuity Commencement Date.

We will deny our consent to a later Annuity Commencement Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Distributions under the Contracts may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters”). You should consult with a qualified tax advisor for information about potential adverse tax consequences for failure to take distributions.

Notice of Annuity Commencement Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide a variable Annuity Option in the form of a life annuity with payments guaranteed for five years, as described in “Annuity Options” below.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

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Annuity Options

If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for five years, as described below. We will determine annuity payments based on the value of each Variable Investment Option at the Annuity Commencement Date. Internal Revenue Service (“IRS”) regulations may preclude the availability of certain Annuity Options in connection with certain Contracts.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1: Lifetime Income Amount with Cash Refund – This fixed Annuity Option is available only if either the Annuitant or co-Annuitant, not both, remains at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant or co-Annuitant. After the death of the Annuitant or co-Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This fixed Annuity Option is available if you select the Spousal Lifetime Income Amount guarantee and coverage remains for both the Annuitant and the co-Annuitant at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the Annuitant and co-Annuitant. After the death of the last to survive, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Spousal Lifetime Income Amount guarantee, or

•

the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 4, however, we will not continue making payments for the remainder of the 5 year term upon the death of the last of the Annuitant and co-Annuitant to survive. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described in Option 1 above.)

Option 3: Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 5 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the fifth year.

Option 4: Joint Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-year period if both the Annuitant and the co-Annuitant die during the 5-year period.

We currently offer an additional Annuity Option that is not guaranteed by the Contract:

Option 5: Period Certain Only Annuity for 10, 15 or 20 Years – An annuity with payments for a 10-, 15- or 20-year period and no payments thereafter. You may surrender all or part of your Contract for its ‘Commuted Value’ after the Annuity Commencement Date only if you select a variable pay-out under this Option. (See “Full Surrenders After the Annuity Commencement Date” and “Partial Surrenders After the Annuity Commencement Date” below.) We may limit the payment periods in order to comply with IRS regulations.

Full Surrenders after the Annuity Commencement Date. You may surrender your Contract after the Annuity Commencement Date only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 Years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments (“Commuted Value”) of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

•

multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” below for a description of an Annuity Unit);

•	assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

•	calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

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Partial Surrenders after the Annuity Commencement Date. We permit partial surrenders after the Annuity Commencement Date only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 Years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a × {1 – ((b ÷ c) ÷ d)}, where:

a	equals the number of Annuity Units used to determine future payments before the commutation;

b	equals the dollar amount requested to be paid out as part of the commutation;

c	equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

d	equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 × {1 – (($20,000 ÷ 3412.08) ÷ $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional guaranteed withdrawals under a GIFL Select feature in a Contract.

Fixed Annuity Options. Upon death of the Owner/Annuitant (subject to the distribution of death proceeds; see “Distribution at Death of Annuitant” above), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate rate based on the mortality table and assumed interest rate in the Contract. If the rates we are then using are more favorable to you, we will substitute those rates. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the current Single Premium Immediate Annuity rate that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We provide no guaranteed withdrawal benefits once payments begin under an Annuity Option.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the rates based on the mortality table and assumed interest rate contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Variable Investment Options selected after the Annuity Commencement Date. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Variable Investment Option by the Annuity Unit value of that Variable Investment Option (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Variable Investment Option is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Variable Investment Option are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant (assuming no transfer is made). We will deduct a pro rata portion of the Contracts administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do prior to the Annuity Commencement Date. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” earlier in this chapter).

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The value of an Annuity Unit for each Variable Investment Option for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the corresponding Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the rates in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.62%.

Some transfers are permitted after the Annuity Commencement Date, but subject to different limitations than prior to the Annuity Commencement Date.

Transfers after Annuity Commencement Date

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Variable Investment Option to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Variable Investment Option to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Variable Investment Option selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity

Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Distributions upon Death of Annuitant after Annuity Commencement Date

If you select an Annuity Option providing for payments for a guaranteed period, and the Annuitant dies after the Annuity Commencement Date, we will make any remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

Other Contract Provisions

You have a right to cancel your Contract.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your financial advisor at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. You may be subject to investment losses (or gains) prior to our receipt of your request for cancellation.

The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Because the Contract is issued as an IRA under section 408 or 408A of the Code, during the first 7 days of the right to review period we will return your entire Purchase Payment if this is greater than the amount otherwise payable.

(Applicable to Contracts issued in California Only) Residents in California age 60 and older may cancel the Contract by returning it to our Annuities Service Center or your financial advisor at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period and thereafter transfer it to the Variable Investment Options you select. We will permit you to elect to allocate your Purchase Payment during this 30 day period to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payment was allocated to the Money Market Variable Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If instead you allocated your Purchase Payment to a Variable Investment Option (other than the Money Market Variable Investment Option), we will pay you the Contract Value, computed at the end of the Business Day on which we receive your returned Contract. Therefore you may be subject to investment losses prior to our receipt of your request for cancellation if you allocate your Purchase Payment to a Variable Investment Option other than the Money Market Variable Investment Option.

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You own the Contract.	Ownership All rights and privileges under the Contract may be exercised by the Owner. Prior to the Annuity Commencement
Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named.
On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner. The Owner cannot be changed, except as permitted due to the death of the Annuitant and under federal tax law.

You may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Contract to any person other than us. We reserve the right to decline to issue a Contract to any person in our sole discretion.

Annuitant

The Annuitant is the natural person whose life is used to determine eligibility and the duration of Single Life Lifetime Income Amount or a Continuation Single Life Lifetime Income Amount and for the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Owner is an individual, the Owner and Annuitant must be the same person. Otherwise, the Contract must be owned for the benefit of the Annuitant. The Annuitant is as designated on the Contract specifications page or in the application. The Annuitant cannot be changed.

Co-Annuitant

The Annuitant’s and co-Annuitant’s lives are used to determine eligibility for and the duration of the Spousal Lifetime Income Amount and to determine eligibility for and the duration of annuity payments involving joint life contingencies. The Annuitant’s spouse must be named as a co-Annuitant to establish a Spousal Lifetime Income Amount.

The Beneficiary is the person you designate to receive the death proceeds if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). Under Spousal Lifetime Income Amount Contracts, if there is a Co-Annuitant at the time of the Annuitant’s death we will treat that person as the Beneficiary. You may change the Beneficiary (and any Contingent Beneficiary) subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner.

Spouse

Federal Definition of Spouse. Any federal tax provisions related to status as a “spouse” are governed by the Federal Defense of Marriage Act (“DOMA”), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult with your own qualified tax advisor for information on how federal tax rules may affect Contracts where a civil union or same-sex marriage partner either owns the Contract, or is designated an Annuitant and/or Beneficiary.

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state’s regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant or any co-Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s or any co-Annuitant’s correct age and sex. When you receive your Contract, you should review the information on age and sex and contact us by phone or mail at our Annuities Service Center with any corrections. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against the Purchase Payment, Contract Values or annuity payments. Currently, there are no deductions made from the Purchase Payment. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. The expense risk we assume is the risk that the administration charges may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 0.45% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

GIFL Select Fee

We currently assess a fee for the GIFL Select feature that is equal to 0.50% of the “Adjusted Benefit Base.” The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary. We will deduct the GIFL Select fee on the first Contract Anniversary and each Contract Anniversary thereafter. We reserve the right to increase the fee of up to 0.65% of the Adjusted Benefit Base after we issue a Contract. If we do, we will provide at least 30 day prior notice to the Owner’s last known address.

Although the current fee for the GIFL Select feature is the same for each version of the Lifetime Income Amount, the amount of the Lifetime Income Amount will differ from version to version. For example, the Single Life Lifetime Income Amount that you establish before the Annuitant reaches his or her Age 65 Trigger will be for a lower Lifetime Income Amount than a Spousal Lifetime Income Amount that you establish after the Annuitant and the co-Annuitant both reach the Age 65 Trigger. Please read “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” for more information.

We withdraw the GIFL Select fee from each Variable Investment Option in the same proportion that the value of each Variable Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

•	on the date we determine the amount of death proceeds that we pay to a Beneficiary;

•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

•	on the date an Excess Withdrawal (including any applicable fees, charges, and taxes) reduces the Contract Value to an amount less than the Lifetime Income Amount.

We do not deduct the GIFL Select fee during the “Settlement Phase” or after the Annuity Commencement Date once an Annuity Option begins.

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Premium Taxes

We charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, we assess a charge for premium taxes on your Purchase Payment, based on the following resident state (or jurisdiction) at the time the tax is assessed: California (0.50%); Guam (4.00%); Puerto Rico (1.00%); Texas (0.04%—referred to as a “maintenance fee”); and West Virginia (1.00%).

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from your Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount withdrawn, surrendered, annuitized or applied to/distributed as death proceeds.

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract issued as a traditional IRA or as a Roth IRA is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. In addition, we make no guarantee regarding any tax treatment — federal, state, or local — of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

General Information Regarding Distributions

If permitted under a retirement plan, you may make a “tax-deferred rollover” from a GIFL Select 401(k) Retirement Plan to a Contract issued as a traditional IRA.

In addition, if you are the surviving spouse and designated beneficiary of a participant in a GIFL Select 401(k) Retirement Plan, you may make a tax-deferred rollover to a Contract issued as a traditional IRA. Under current federal tax rules, a beneficiary under a tax-qualified retirement account who is not the surviving spouse of a participant may make a direct rollover to a traditional IRA of the amount otherwise distributable to him/her upon the death of the participant. The resulting IRA is treated as an “inherited IRA” of the non-spouse beneficiary. However, please note that this Contract is not available to be used as an “inherited IRA.”

Also, under current rules, distributions otherwise payable to a participant under a GIFL Select 401(k) Retirement Plan may be rolled over directly to a Contract issued as a Roth IRA. This direct type of rollover is taxable, but the mandatory 20% withholding would not apply. Please read “Conversion or Rollover to Roth IRA,” below.

General Information Regarding Contributions

The Contract permits you to make only a single contribution: through a rollover from a GIFL Select 401(k) Retirement Plan or through a rollover or conversion from an existing GIFL Select Contract that was issued as a traditional IRA. The Contract does not accept a rollover from any other Qualified Plan, and it does not permit you to make annual contributions that may otherwise be allowed under the Code.

Traditional IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

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Contributions to a Traditional IRA

“Eligible” distributions from certain types of qualified retirement plans, such as a GIFL Select 401(k) Retirement Plan, may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the Plan. For these purposes, “eligible” distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. “Eligible” distributions do not include (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals. If you participate in a GIFL Select 401(k) Plan as the surviving spouse of a participant, you may be able to make a rollover contribution on a tax-deferred basis to a Contract issued as a traditional IRA.

Distributions from a Traditional IRA

In general, unless you have rolled over non-deductible contributions from your GIFL Select 401(k) Account Value, all amounts paid out from a Contract issued as a traditional IRA (in the form of an annuity, a single sum, death proceeds or partial withdrawal) are taxable to the payee as ordinary income. Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. Please read “Penalty Tax on Premature Distributions,” below.

If you have rolled over any non-deductible contributions to a Contract issued as a traditional IRA contract, all or part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment, may be excluded from taxable income when distributed.

Treasury Department regulations prescribe Required Minimum Distribution (“RMD”) rules governing the time at which distributions to the Owner and Beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death proceeds to Beneficiaries or the period of time over which a Beneficiary may extend payment of the death proceeds under the Contract. In addition, the presence of the guaranteed minimum withdrawal benefit may affect the amount of the RMD that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. Annuity payments or other distributions of minimum amounts (as specified in the tax law) to the Owner of an IRA must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract, taking into account both the account balance and the actuarial present value of other benefits provided under the Contract, and the value of all other traditional IRAs owned by the taxpayer.

Distributions made after the Owner’s death also must comply with the RMD requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and manner of payment of death proceeds to your designated Beneficiaries or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor.

You may make a “tax-deferred rollover” from a Contract issued as a traditional IRA to another traditional IRA, in which case minimum distribution requirements and taxes apply to amounts withdrawn from the other traditional IRA. You may rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA. If you do, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

As with a traditional IRA, “eligible” distributions from certain types of qualified retirement plans, such as a GIFL Select 401(k) Retirement Plan, may be directly rolled over into a Roth IRA by former participants in the Plan. For these purposes, “eligible” distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. “Eligible” distributions do not include (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals. If you participate in a GIFL Select 401(k) Plan as the surviving spouse of a participant, you may be able to make a rollover contribution to a Contract issued as a Roth IRA.

Federal income tax will apply to direct rollovers from “non-Roth” GIFL Select 401(k) Retirement Plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers

40

from “Roth” GIFL Select 401(k) Retirement Plans to Contracts issued as Roth IRAs generally are not subject to federal income tax. A rollover from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence when the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and manner of payment of death proceeds to your designated Beneficiaries or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t) (2) (F) of the Code.

The five year period required to qualify a distribution as tax-free under a Roth IRA may differ from the five year holding period required under the GIFL Select feature in the Contract. This is because the five year qualification period for tax purposes begins only with a contribution to a Roth IRA. Contributions to a Roth account in some other form of Qualified Plan, such as the “Roth” GIFL Select 401(k) Retirement Plan, do not count toward satisfying the five year requirement for qualified distributions from a Roth IRA.

EXAMPLE: Suppose you made on-going contributions to a “Roth” GIFL Select 401(k) Retirement Plan for three years and then make a rollover purchase of a Roth IRA Contract when you are 57. We will require you to fulfill another two years before you qualify for a Single Life Lifetime Income Amount. If you limit your annual withdrawals to the Lifetime Income Amount, we will guarantee the amount for as long as you live. During the 5-year qualification period for the Roth IRA, you will be subject to tax, however, on the withdrawals which exceed the portion of your rollover contribution that consisted of your non-deductible contributions to the “Roth” GIFL Select 401(k) Retirement Plan.

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. Please read “Penalty Tax on Premature Distributions,” below.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can roll over distributions that you receive from a “non-Roth” GIFL Select 401(k) Retirement Plan to a Roth IRA Contract. You can also convert a traditional IRA to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover or conversion amounts.

You must, however, pay tax on any portion of the conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. Please note that if you convert a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. You are not subject to federal income tax on direct rollovers of distributions from a “Roth” GIFL Select 401(k) Retirement Plan to a Contract issued as a Roth IRA or from a Contract issued as a Roth IRA to another Roth IRA.

If you direct the sponsor or administrator of your GIFL Select 401(k) Retirement Plan to transfer a rollover amount from your “non-Roth” GIFL Select 401(k) Retirement Plan to us to purchase a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the Lifetime Income Amount we guarantee under your Contract. Please read “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information about the impact of withdrawals.

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Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. However, an early distribution penalty may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Penalty Tax on Premature Distributions

A 10% penalty tax may be imposed on the taxable amount of any payment from the Contract. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).*

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments, and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 or the passage of five years after the date of the first payment.

The penalty tax does not apply to certain distributions which are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from your Contract for these purposes, you should consult your own qualified tax advisor.

Contracts Issued in Puerto Rico

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer the Contract in Puerto Rico, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

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VIII. General Matters

Distribution of Contracts

We pay compensation for sales of the Contracts.	John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying funds of a Portfolio that is a fund of funds.

The individual representative who sells you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker dealers that provide marketing support and training services to the broker-dealer firms that sell and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 1.50% of the Purchase Payment. In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 0.50% of the values of the Contracts attributable to such Purchase Payment. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.

The individual representative who sells you a Contract (your “financial advisor”) typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

We may provide, either from the 12b-1 fees received from the Portfolios underlying the Contracts or out of our own resources, rollover compensation to the broker-dealer of record for a Qualified Plan funded by certain group annuity contracts issued by John Hancock insurance companies, when a plan participant terminates from the Qualified Plan and rolls over plan assets into a Contract and JH Distributors is the broker-dealer of record on that Contract. Such rollover compensation is not expected to exceed 0.50% of the average daily net asset value of such Contracts.

We may pay the Qualified Plan’s third party administrator a $25 fee per participant rollover from such plan to the Contract for facilitating the transaction.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.

You should contact the financial advisor through whom you purchased a Contract for more information on compensation arrangements in connection with the sale and purchase of your Contract.

43

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History	1
Services	1
Independent Registered Public Accounting Firm	1
Servicing Agent	1
Principal Underwriter	1
Compensation	2
State Variations Regarding Recognition of Same-Sex Couples	2
Legal and Regulatory Matters	3
Appendix A: Audited Financial Statements	A-1

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History	1
Services	1
Independent Registered Public Accounting Firm	1
Servicing Agent	1
Principal Underwriter	1
Compensation	2
State Variations Regarding Recognition of Same-Sex Couples	2
Legal and Regulatory Matters	2
Appendix A: Audited Financial Statements	A-1

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2011 and 2010, and its Separate Account financial statements for the year ended December 31, 2011 (the “Financial Statements”). Our Financial Statements provide information on our financial strength for the year ended 2011, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

44

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

U-1

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

GIFL Select IRA Rollover Variable Annuity

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Core Diversified Growth & Income Trust (merged into Lifestyle Growth Trust eff 10-28-11) - Series II Shares (units first credited 8-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust - Series II Shares (units first credited 8-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Global Diversification Trust - Series II Shares (units first credited 8-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Balanced Trust - Series II Shares (units first credited 8-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	19.722	12.500	—	—	—	—	—	—	—	—
No. of Units	19	—	—	—	—	—	—	—	—	—
Lifestyle Conservative Trust - Series II Shares (units first credited 8-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Growth Trust - Series II Shares (units first credited 8-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Moderate Trust - Series II Shares (units first credited 8-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Money Market Trust - Series I Shares (available to Contracts issued in California during the 30 day free look period only) (units first credited 8-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 8-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

U-2

To obtain a GIFL Select Variable Annuity

Account Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

GIFL Select SAI

John Hancock Annuities Service Center

Post Office Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

GIFL Select NY SAI

John Hancock Annuities Service Center

Post Office Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a GIFL Select Variable Annuity Statement of Additional Information dated April 29, 2012, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name___________________________________________________________________________

Address_________________________________________________________________________

City__________________________________State _____________ Zip _____________________

Statement of Additional Information

dated April 29, 2012

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account H

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) in all jurisdictions except New York as follows:

Prospectus Issued by John Hancock Life Insurance Company (U.S.A.)

(to be read with this Statement of Additional Information)

GIFL Rollover Variable Annuity

GIFL Select IRA Rollover Variable Annuity

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

John Hancock Annuities Service Center

For Applications Only:	Mailing Address
380 Stuart Street, 5th Floor	Post Office Box 111
Boston, MA 02116	Boston, MA 02117-0111

For All Other Transactions:	Mailing Address
27 DryDock Avenue, Suite 3	Post Office Box 55444
Boston, MA 02110-2382	Boston, MA 02205-5445
(800) 344-1029

Website Address For Applications Only:
For GIFL Rollover Variable Annuity	www.jhrollover.com/gifl
For GIFL Select IRA Rollover Variable Annuity	www.jhrollover.com/select

Website Address For All Other Transactions:	www.jhannuities.com

GIFL Series JHUSA SEP ACCT H SAI 04/12

General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02110-2382. Our ultimate parent is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation Financial Services Group (“CSC FSG”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

•	semimonthly commission statements;

•	monthly summaries of agent production and daily transaction reports;

•	semiannual statements for Contract Owners; and

•	annual Contract Owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2011, 2010, and 2009 were $355,245,024, $369,132,052, and $421,625,749, respectively.

1

Compensation

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

State Variations Regarding Recognition of Same-Sex Couples

The Federal Defense of Marriage Act (“DOMA”) does not recognize civil unions or same-sex marriage. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:

State	Type of Jurisdiction	Related Rule
California	Domestic Partnership
Colorado	Designated Beneficiary Agreements	May recognize spouses of civil unions from other jurisdictions
Connecticut	Same-Sex Marriage
Delaware	Civil Union
District of Columbia	Domestic Partnership Same-Sex Marriage

Hawaii	Domestic Partnership
Civil Union
Illinois	Civil Union
Iowa	Same-Sex Marriage
Maine	Domestic Partnerships
Maryland		Recognizes spouses of same-sex marriages who were married in another jurisdiction
Massachusetts	Same-Sex Marriage
Nevada	Domestic Partnership
New Hampshire	Same-Sex Marriage
New Jersey	Civil Union	Also recognizes spouses of civil unions who were married in another jurisdiction

Oregon	Domestic Partnership
Rhode Island	Civil Union	Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction
Vermont	Same-Sex Marriage
Washington	Domestic Partnership
Wisconsin	Domestic Partnerships

The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2) your state’s regulations regarding civil unions and same-sex marriages.

2

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or

•	the ability of the principal underwriter to perform its contract with the Separate Account; or

•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

3

APPENDIX A: Audited Financial Statements

A-1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2011, 2010, and 2009

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2011 the Company changed its method of accounting and reporting for separate accounts, in 2010 the Company changed its method of accounting and reporting for variable interest entities, and in 2009 the Company changed its method of accounting and reporting for other-than-temporary impairments on debt securities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2012

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2011	2010

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$63,649; 2010—$60,956)	$69,225	$62,402
Held-for-trading—at fair value (cost: 2011—$1,420; 2010—$1,616) (includes variable interest entity assets, at fair value, of $177 and $401 at December 31, 2011 and 2010, respectively)	1,477	1,627
Equity securities:
Available-for-sale—at fair value (cost: 2011—$358; 2010—$366)	439	458
Held-for-trading—at fair value (cost: 2011—$97; 2010—$120)	97	130
Mortgage loans on real estate	13,974	13,343
Investment real estate, agriculture, and timber	4,304	3,610
Policy loans	5,220	5,050
Short-term investments	1,618	1,472
Other invested assets	4,446	3,883

Total Investments	100,800	91,975
Cash and cash equivalents (includes variable interest entity assets of $18 and $44 at December 31, 2011 and 2010, respectively)	3,296	2,772
Accrued investment income (includes variable interest entity assets of $3 and $6 at December 31, 2011 and 2010, respectively)	1,065	974
Goodwill	953	1,453
Value of business acquired	1,321	1,959
Deferred policy acquisition costs and deferred sales inducements	7,186	10,006
Amounts due from and held for affiliates	3,808	3,673
Intangible assets	1,270	1,285
Reinsurance recoverable	11,263	10,680
Derivative assets	11,953	2,977
Current income tax receivable	20	-
Other assets	2,444	2,333
Separate account assets	129,326	135,019

Total Assets	$274,705	$265,106

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2011	2010

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$88,879	$82,231
Policyholders’ funds	7,162	8,308
Unearned revenue	1,966	2,600
Unpaid claims and claim expense reserves	1,445	1,353
Policyholder dividends payable	558	595
Amounts due to affiliates	2,556	2,290
Short-term debt	11	7
Long-term debt (includes variable interest entity liabilities of $139 and $351 at December 31, 2011 and 2010, respectively)	627	838
Consumer notes	819	966
Current income tax payable	-	21
Deferred income tax liability	4,214	2,765
Coinsurance funds withheld	5,452	4,352
Payables for collateral on derivatives	1,446	-
Derivative liabilities (includes variable interest entity liabilities of $4 and $10 at December 31, 2011 and 2010, respectively)	7,813	3,997
Other liabilities (includes variable interest entity liabilities of $4 and $7 at December 31, 2011 and 2010, respectively)	4,271	3,663
Separate account liabilities	129,326	135,019

Total Liabilities	256,545	249,005

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 13)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2011 and 2010)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2011 and 2010)	5	5
Additional paid-in capital	12,789	12,776
Retained earnings	1,005	1,907
Accumulated other comprehensive income	4,102	1,168

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	17,901	15,856
Noncontrolling interests	259	245

Total Shareholder’s Equity	18,160	16,101

Total Liabilities and Shareholder’s Equity	$274,705	$265,106

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$2,996	$3,632	$3,657
Fee income	5,718	3,773	3,575
Net investment income	4,989	4,496	4,251
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(93)	(176)	(707)
Portion of loss recognized in other comprehensive income	21	57	91

Net impairment losses recognized in earnings	(72)	(119)	(616)
Other net realized investment and other gains (losses)	1,419	397	(1,180)

Total net realized investment and other gains (losses)	1,347	278	(1,796)
Other revenue	121	200	100

Total revenues	15,171	12,379	9,787

Benefits and expenses
Benefits to policyholders	7,638	6,611	4,283
Policyholder dividends	811	846	918
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	752	1,211
Goodwill impairment	500	1,600	-
Other operating costs and expenses	4,362	3,225	3,071

Total benefits and expenses	16,387	13,034	9,483

(Loss) income before income taxes	(1,216)	(655)	304

Income tax (benefit) expense	(358)	222	(7)

Net (loss) income	(858)	(877)	311

Less: net income (loss) attributable to noncontrolling interests	44	36	(16)

Net (loss) income attributable to John Hancock Life Insurance Company (U.S.A.)	$(902)	$(913)	$327

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320, recognition of other-than-temporary impairments			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2010	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

Comprehensive (loss) income:
Net (loss) income			(913)		(913)	36	(877)
Other comprehensive income, net of tax:
Net unrealized investment gains				776	776		776
Foreign currency translation adjustment				(53)	(53)		(53)
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				9	9		9
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(166)	(166)		(166)

Comprehensive (loss) income					(347)	36	(311)

Adoption of ASC 810, consolidation of variable interest entities			(2)		(2)	45	43
Share-based payments		12			12		12
Contributions from noncontrolling interests						23	23
Distributions to noncontrolling interests						(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent		(13)		473	460		460
Capital contribution from Parent		350			350		350

Balance at December 31, 2010	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

Comprehensive income:
Net (loss) income			(902)		(902)	44	(858)
Other comprehensive income, net of tax:
Net unrealized investment gains				1,203	1,203		1,203
Foreign currency translation adjustment				13	13		13
Cash flow hedges				1,718	1,718		1,718

Comprehensive income					2,032	44	2,076

Share-based payments		13			13		13
Contributions from noncontrolling interests						64	64
Distributions to noncontrolling interests						(94)	(94)

Balance at December 31, 2011	$5	$12,789	$1,005	$4,102	$17,901	$259	$18,160	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from operating activities:
Net (loss) income	$(858)	$(877)	$311
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	27	174	153
Net realized investment and other (gains) losses	(1,347)	(278)	1,796
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	752	1,211
Capitalization of deferred policy acquisition costs and deferred sales inducements	(926)	(1,240)	(1,642)
Goodwill impairment	500	1,600	-
Depreciation and amortization	140	132	134
Net cash flows from trading securities	234	143	(6)
(Increase) decrease in accrued investment income	(91)	(77)	21
(Increase) decrease in other assets and other liabilities, net	(1,269)	345	872
Increase (decrease) in policyholder liabilities and accruals, net	3,980	1,305	(1439)
Interest credited to policyholder liabilities	1,156	1,148	1,102
(Decrease) increase in deferred income taxes	(126)	447	29

Net cash provided by operating activities	4,496	3,574	2,542

Cash flows from investing activities:
Sales of:
Fixed maturities	27,779	20,277	11,418
Equity securities	233	1,153	1,022
Mortgage loans on real estate	1,367	961	1,782
Investment real estate, agriculture, and timber	43	22	2
Other invested assets	122	377	71
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,316	1,834	1,961
Mortgage loans on real estate	367	383	330
Other invested assets	267	233	234
Purchases of:
Fixed maturities	(31,201)	(27,115)	(14,407)
Equity securities	(185)	(1,118)	(733)
Investment real estate, agriculture, and timber	(814)	(602)	(151)
Other invested assets	(943)	(1,031)	(578)
Mortgage loans on real estate issued	(2,443)	(2,117)	(2,467)
Net (purchases) redemptions of short-term investments	(147)	2,501	(303)
Other, net	111	133	(1,358)

Net cash used in investing activities	(3,128)	(4,109)	(3,177)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$-	$350	$7
Increase (decrease) in amounts due to affiliates	63	(1,254)	1,425
Universal life and investment-type contract deposits	3,573	4,015	6,729
Universal life and investment-type contract maturities and withdrawals	(4,168)	(4,269)	(5,385)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	156	7	(1,486)
Excess tax benefits related to share-based payments	-	5	8
Repayments of consumer notes	(147)	(239)	(395)
Issuance of short-term debt	6	2	-
Repayments of short-term debt	(2)	(1)	-
Issuance of long-term debt	1	2	1
Repayments of long-term debt	(213)	(101)	-
Contributions from noncontrolling interests	64	23	39
Distributions to noncontrolling interests	(94)	(52)	(13)
Unearned revenue on financial reinsurance	(82)	(112)	(44)
Net reinsurance recoverable	(1)	(23)	(186)

Net cash (used in) provided by financing activities	(844)	(1,647)	700

Net increase (decrease) in cash and cash equivalents	524	(2,182)	65
Adoption of ASC 810, consolidation of variable interest entities	-	39	-
Cash and cash equivalents at beginning of year	2,772	4,915	4,850

Cash and cash equivalents at end of year	$3,296	$2,772	$4,915

Non-cash financing activities during the year:
Transfer of certain pension and postretirement benefit plans to Parent	$-	$(13)	$-

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”) (formerly known as John Hancock Holdings (Delaware) (“JHH”)), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHH, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHH. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHH.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA’s audited consolidated financial statements for the year ended December 31, 2009 as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 — Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. The Company classifies its fixed maturities held-for-trading portfolio at fair value as a result of electing the fair value option under ASC 825, “Financial Instruments”. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. The Company classifies its equity securities as either available-for-sale or held-for-trading and records these securities at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Equity securities that do not have readily determinable fair values are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, credit, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is unlikely to occur.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC on April 28, 2004 (the “acquisition date”). The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. For discussions regarding goodwill impairments recorded during the years ended December 31, 2011 and 2010, see Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. Deferred Policy Acquisition Costs (“DAC”) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.
Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management and surrender charges are included in the revenues of the Company. For the years ended December 31, 2011, 2010, and 2009 there were no gains or losses on transfers of assets from the general account to the separate account.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 34% and 35% of the Company’s traditional life net insurance in-force at December 31, 2011 and 2010, respectively, and 76%, 77%, and 81% of the Company’s traditional life net insurance premiums for the years ended December 31, 2011, 2010, and 2009, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2011	2010

	(in millions)
Participating pension contracts	$1,771	$1,799
Funding agreements	434	1,010
Guaranteed investment contracts	143	823

Total liabilities for investment-type products	2,348	3,632
Individual and group annuities	2,216	2,225
Certain traditional life insurance policies and other	2,598	2,451

Total policyholders’ funds	$7,162	$8,308

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 10 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed as if the Company filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” (“ASU 2009-17”) which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control — now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

The Company also adopted ASU No. 2010-10, “Consolidation — Amendments for Certain Investment Funds,” (“ASU 2010-10”) which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of these amendments resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” (“ASU 2010-15”) which amends ASC Topic 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 was effective for the Company on January 1, 2011. Adoption of this guidance resulted in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” (FSP FAS 115-2”) which is now incorporated into ASC Topic 320, “Investments — Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 — Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of FSP FAS 115-2, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million.

Multiemployer Pension Plans

In September 2011, the FASB issued ASU No. 2011-09, “Disclosures about an Employer’s Participation in a Multiemployer Plan” (“ASU 2011-09”) which amends ASC Subtopic 715-80, “Compensation-Retirement Benefits-Multiemployer Plans.” For a subsidiary participating in the pension plan of its parent, the revised standard requires the disclosure of the name of the plan in which the subsidiary participates and the amount of contributions it made. This guidance became effective as of December 15, 2011 and has been applied retrospectively. The adoption of ASU 2011-09 did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts, ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC Topic 944, “Financial Services-Insurance” (“ASC 944”). The guidance is effective for fiscal years beginning after December 15, 2011. ASU No. 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance will be effective for the Company on January 1, 2012 and adopted retrospectively, as permitted by the standard. The Company expects the cumulative effect upon adoption will result in a reduction to DAC with a corresponding reduction to opening retained earnings for the earliest period presented, January 1, 2010, of $596 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company will adopt the revised accounting standard effective January 1, 2012 via prospective adoption, as required. When adopted, ASU 2011-04 is not expected to materially impact the Company’s financial position or results of operations.

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive, statements of net income and other comprehensive income. The new requirements do not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. However, the current option under existing standards to report other comprehensive income and its components in the statement of changes in equity is eliminated. These standards are effective retrospectively beginning January 1, 2012. When adopted, ASU 2011-05 and ASU 2011-12 are not expected to impact the Company’s financial position or results of operations.

Goodwill Impairment Testing

In September 2011, the FASB issued ASU No. 2011-08, “Testing for Goodwill Impairment” (“ASU 2011-08”) which amends ASC Topic 350, “Intangibles-Goodwill and Other”. ASU 2011-08 is intended to simplify how a company tests goodwill for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the reporting unit. Under the guidance in ASU 2011-08, if this option is selected, a company is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2011-08 are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. When adopted, ASU 2011-08 is not expected to materially impact the Company’s financial position or results of operations.

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,646	$4,258	$573	$43,331	$(50)
Commercial mortgage-backed securities	3,163	101	132	3,132	(11)
Residential mortgage-backed securities	577	1	208	370	(32)
Collateralized debt obligations	217	-	86	131	(32)
Other asset-backed securities	1,013	89	9	1,093	(2)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,573	1,250	-	12,823	-
Obligations of states and political subdivisions	4,323	642	1	4,964	-
Debt securities issued by foreign governments	1,178	250	6	1,422	-

Fixed maturities	61,690	6,591	1,015	67,266	(127)
Other fixed maturities (1)	1,959	-	-	1,959	-

Total fixed maturities available-for-sale	63,649	6,591	1,015	69,225	(127)

Equity securities available-for-sale	358	91	10	439	-

Total fixed maturities and equity securities available-for-sale	$64,007	$6,682	$1,025	$69,664	$(127)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”) which were not included in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,259	$2,503	$563	$41,199	$(85)
Commercial mortgage-backed securities	4,211	156	120	4,247	-
Residential mortgage-backed securities	684	2	226	460	(31)
Collateralized debt obligations	246	-	110	136	-
Other asset-backed securities	970	68	9	1,029	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8,176	55	390	7,841	-
Obligations of states and political subdivisions	4,079	60	112	4,027	-
Debt securities issued by foreign governments	1,399	139	7	1,531	-

Fixed maturities	59,024	2,983	1,537	60,470	(117)
Other fixed maturities (1)	1,932	-	-	1,932	-

Total fixed maturities available-for-sale	60,956	2,983	1,537	62,402	(117)

Equity securities available-for-sale	366	95	3	458	-

Total fixed maturities and equity securities available-for-sale	$61,322	$3,078	$1,540	$62,860	$(117)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in AOCI which were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2011, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$1,535	$1,567
Due after one year through five years	11,097	11,524
Due after five years through ten years	10,021	10,800
Due after ten years	34,067	38,649

	56,720	62,540
Asset-backed and mortgage-backed securities	4,970	4,726

Total	$61,690	$67,266

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

Credit losses on available-for-sale fixed maturities:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$399	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	38	93
Credit losses for which an other-than-temporary impairment was previously recognized	13	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(70)	(65)

Balance, end of year	$380	$399

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	December 31, 2011

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,854	$106	$2,911	$467	$5,765	$573
Commercial mortgage-backed securities	359	8	327	124	686	132
Residential mortgage-backed securities	30	2	320	206	350	208
Collateralized debt obligations	5	1	123	85	128	86
Other asset-backed securities	74	3	80	6	154	9
Obligations of states and political subdivisions	-	-	93	1	93	1
Debt securities issued by foreign governments	-	-	104	6	104	6

Total fixed maturities available-for-sale	3,322	120	3,958	895	7,280	1,015
Equity securities available-for-sale	37	9	12	1	49	10

Total	$3,359	$129	$3,970	$896	$7,329	$1,025

	December 31, 2010

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$4,729	$173	$3,345	$390	$8,074	$563
Commercial mortgage-backed securities	269	15	448	105	717	120
Residential mortgage-backed securities	-	-	409	226	409	226
Collateralized debt obligations	-	-	135	110	135	110
Other asset-backed securities	72	2	140	7	212	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	5,924	390	-	-	5,924	390
Obligations of states and political subdivisions	1,983	92	133	20	2,116	112
Debt securities issued by foreign governments	86	1	56	6	142	7

Total fixed maturities available-for-sale	13,063	673	4,666	864	17,729	1,537
Equity securities available-for-sale	45	3	-	-	45	3

Total	$13,108	$676	$4,666	$864	$17,774	$1,540

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities increased to $619 million at December 31, 2011 from $464 million at December 31, 2010.

At December 31, 2011 and 2010, there were 919 and 1,138 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,015 million and $1,537 million, respectively, of which the single largest unrealized loss was $31 million and $198 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2011 and 2010, there were 125 and 73 equity securities with an aggregate gross unrealized loss of $10 million and $3 million, respectively, of which the single largest unrealized loss was $2 million and $1 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $464 million were non-income producing for the year ended December 31, 2011. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2011.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities. There were no securities on loan and no collateral held as of December 31, 2011 and 2010. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2011 and 2010, fixed maturity securities with a fair value of $36 million and $34 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,017	East North Central	$1,511
Industrial	1,743	East South Central	219
Office buildings	4,029	Middle Atlantic	2,288
Retail	3,579	Mountain	888
Mixed use	183	New England	1,017
Agricultural	622	Pacific	3,665
Agri business	930	South Atlantic	2,904
Other	916	West North Central	568
		West South Central	771
		Canada/Other	188

Provision for losses	(45)	Provision for losses	(45)

Total	$13,974	Total	$13,974

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2011	$34	38	(1)	(26)	$45

Year ended December 31, 2010	42	38	(5)	(41)	34

Year ended December 31, 2009	29	36	-	(23)	42

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $119 million were non-income producing for the year ended December 31, 2011. Mortgage loans with a carrying value of $119 million were on nonaccrual status at December 31, 2011. At December 31, 2011, mortgage loans with a carrying value of $89 million were delinquent by less than 90 days and $60 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2011	2010

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$131	$115
Allowance for credit losses	(45)	(34)

Net impaired mortgage loans on real estate	$86	$81

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)

Average recorded investment in impaired loans	$109	$130	$113
Interest income recognized on impaired loans	-	-	-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2011	2010

	(in millions)
AAA	$154	$116
AA	1,310	1,335
A	2,749	2,523
BBB	8,811	8,488
BB	577	570
B & Lower and Unrated	373	311

Total	$13,974	$13,343

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $146 million was non-income producing for the year ended December 31, 2011. Depreciation expense on investment real estate, agriculture, and timber was $69 million, $63 million, and $53 million in 2011, 2010, and 2009, respectively. Accumulated depreciation was $514 million and $467 million at December 31, 2011 and 2010, respectively.

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $4,000 million and $3,571 million at December 31, 2011 and 2010, respectively. Net investment income on investments accounted for under the equity method totaled $217 million, $199 million, and $78 million in 2011, 2010, and 2009, respectively. Total combined assets of such investments were $55,077 million and $46,563 million (consisting primarily of investments) and total combined liabilities were $16,482 million and $14,546 million (including $10,547 million and $8,911 million of debt) at December 31, 2011 and 2010, respectively. Total combined revenues and expenses of these investments in 2011 were $3,683 million and $4,759 million, respectively, resulting in $1,076 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following information summarizes the components of net investment income and net realized investment and other losses:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Net investment income
Fixed maturities	$3,425	$3,199	$3,252
Equity securities	9	10	18
Mortgage loans on real estate	798	766	739
Investment real estate, agriculture, and timber	205	171	146
Policy loans	305	326	332
Short-term investments	9	12	27
Derivatives	196	12	(104)
Equity method investments and other	303	269	118

Gross investment income	5,250	4,765	4,528

Less investment expenses	261	269	277

Net investment income	$4,989	$4,496	$4,251

	Years ended December 31,

	2011	2010	2009

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$1,131	$726	$(164)
Equity securities	(11)	29	(30)
Mortgage loans on real estate	(82)	(62)	(83)
Derivatives	349	(362)	(1,321)
Other invested assets	62	30	(49)
Amounts credited to participating contract holders	(102)	(83)	(149)

Net realized investment and other gains (losses)	$1,347	$278	$(1,796)

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(3) million, $(18) million, and $(107) million is included in net realized investment and other gains (losses) for the years ended December 31, 2011, 2010, and 2009, respectively.

The change in net unrealized (losses) gains on held-for-trading equities, included in net realized investment and other gains (losses) was $(10) million, $7 million, and $23 million for the years ended December 31, 2011, 2010 and 2009, respectively.

For the years ended December 31, 2011, 2010, and 2009, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $100 million, $106 million, and $111 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $1,619 million, $774 million, and $363 million for the years ended December 31, 2011, 2010, and 2009, respectively, and gross losses were realized on the sale of available-for-sale securities of $291 million, $194 million, and $131 million for the years ended December 31, 2011, 2010, and 2009, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $70 million, $115 million, and $663 million for the years ended December 31, 2011, 2010, and 2009, respectively, were recognized in the Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company’s analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2011		2010

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations	$198	$147	$451	$368

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

	December 31,
	2011			2010

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$448	$-	$-	$1,033	$-	$-
Real estate limited partnerships (4)	1,275	377	392	1,307	441	455
Timber funds (5)	2,385	109	136	2,418	106	143

Total	$4,108	$486	$528	$4,758	$547	$598

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2011	$-	$1,307	$146	$1,453
Impairment	-	(500)	-	(500)

Balance at December 31, 2011	$-	$807	$146	$953

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2010	$1,600	$1,307	$146	$3,053
Impairment	(1,600)	-	-	(1,600)

Balance at December 31, 2010	$-	$1,307	$146	$1,453

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A reporting unit is defined as an operating segment or one level below an operating segment. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairments were reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$1,959	$2,171
Amortization	(389)	(66)
Change due to unrealized investment gains	(249)	(146)

Balance, end of year	$1,321	$1,959

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2012	$137
2013	127
2014	109
2015	106
2016	100

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	60	337
Other investment management contracts	64	31	33

Total	$1,361	$91	$1,270

December 31, 2010
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	48	349
Other investment management contracts	64	28	36

Total	$1,361	$76	$1,285

Amortization expense for other intangible assets was $15 million, $14 million, and $13 million for the years ended December 31, 2011, 2010, and 2009, respectively. Amortization expense for other intangible assets is expected to be approximately $16 million in 2012, $18 million in 2013, $18 million in 2014, $17 million in 2015, and $17 million in 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$9,652	$9,186
Capitalization	915	1,228
Amortization	(2,551)	(664)
Change due to unrealized investment gains	(1,036)	(98)

Balance, end of year	$6,980	$9,652

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$354	$379
Capitalization	11	12
Amortization	(136)	(22)
Change due to unrealized investment gains	(23)	(15)

Balance, end of year	$206	$354

Note 6 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. The Company reported a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($122) million and ($102) million at December 31, 2011 and 2010, respectively, on the Company’s Consolidated Balance Sheets. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance payable to JHRECO of $35 million and $23 million, which was included with amounts due from and held for affiliates on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $93 million, $1 million, and $47 million during the years ended December 31, 2011, 2010, and 2009, respectively. Claims incurred ceded to JHRECO were $520 million, $465 million, and $476 million during the years ended December 31, 2011, 2010, and 2009, respectively.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis and a modified coinsurance basis where the related financial assets remain invested with the Company. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance funds withheld from JHRECO of $5,439 million and $4,784 million at December 31, 2011 and 2010, respectively, and recorded reinsurance recoverable from JHRECO of $5,981 million and $5,414 million at December 31, 2011 and 2010, respectively, on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $609 million, $625 million, and $644 million during the years ended December 31, 2011, 2010, and 2009, respectively. Claims incurred ceded to JHRECO were $271 million, $245 million, and $207 million during the years ended December 31, 2011, 2010, and 2009, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,308 million and $1,563 million as of December 31, 2011 and 2010, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance recoverable (payable) for ceded reserves and cost of reinsurance of ($205) million and $1,595 million. As of December 31, 2011 and 2010, respectively, the Company reported a coinsurance funds withheld liability of $0 million and $72 million on the Consolidated Balance Sheets. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance receivable from MRBL of $47 million and $180 million, which was included with amounts due from and held for affiliates. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2011 and 2010 were $2,463 million and $2,298 million, respectively, and are accounted for as fixed maturities available-for-sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $457 million, $412 million, and $394 million for the years ended December 31, 2011, 2010, and 2009, respectively. As of December 31, 2011 and 2010, the Company had amounts payable to MFC and MLI of $11 million and amounts receivable from MFC and MLI of $1 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7%, and interest is payable semi-annually. The notes mature on March 31, 2033. Interest expense was $29 million for each of the three years ended December 31, 2011, 2010, and 2009.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Pursuant to the merger of MHDLLC into JHFC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHFC effective December 31, 2009. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $0 million, $1 million, and $2 million for the years ended December 31, 2011, 2010, and 2009, respectively.

The issuance of the above surplus notes by the Company was approved by the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”), and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist and the loan was transferred to MIC effective December 31, 2009. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.83% per annum. Interest income was $3 million, $3 million, and $4 million for the years ended December 31, 2011, 2010, and 2009, respectively.

On December 28, 2011, the Company issued a promissory note to Manulife Management Services Limited (“MMSL”) in the amount of $200 million. Interest on the loan is calculated at a fluctuating rate equal to LIBOR plus 0.1% per annum calculated and reset monthly and payable at maturity. Interest expense was $0 million for the year ended December 31, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

The fair value of the Company’s related party notes payable and note receivable totaled $748 million and $295 million, respectively, at December 31, 2011, and $540 million and $295 million, respectively at December 31, 2010.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans.

JHUSA, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of JHUSA may attract deposits from affiliates of JHUSA. At December 31, 2011 and 2010, JHUSA managed approximately $5,040 million and $5,875 million of deposits from affiliates, respectively.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2011	2010

	(in millions)
The Manufacturers Investment Corporation	$202	$48
John Hancock Financial Corporation	40	102
Manulife Reinsurance Limited	121	22
Manulife Reinsurance (Bermuda) Limited	81	281
Manulife Hungary Holdings KFT	5	51
John Hancock Insurance Company of Vermont	16	25
John Hancock Reassurance Company Limited	10	20
John Hancock Insurance Agency, Inc.	6	69

Total	$481	$618

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Direct	$3,782	$4,192	$4,271

Assumed	1,188	1,091	1,165

Ceded	(1,974)	(1,651)	(1,779)

Net life, health, and annuity premiums earned	$2,996	$3,632	$3,657

For the years ended December 31, 2011, 2010, and 2009, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,770 million, $2,597 million, and $2,579 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On July 1, 2011, the Company paid $159 million in fees to affiliates related to the recapture of Life Retrocession business reserves and net liabilities of $103 million from Manulife Reinsurance Limited and Manufacturers Life Insurance Company (Barbados Branch) resulting in a decrease to net income of $170 million, net of tax.

Subsequent to the recapture transactions above, the Company entered into a 100% coinsurance treaty with Pacific Life Insurance Company effective July 1, 2011. This treaty facilitated the transfer of Life Retrocession business reserves and net liabilities of $655 million, cash of $199 million and miscellaneous assets of $30 million resulting in a pre-tax gain of $426 million, which was deferred and included in reinsurance recoverable on the Consolidated Balance Sheets. This gain is amortized on a straight line basis over 10 years. Gain amortization for the year ended December 31, 2011 was $21 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Credit Default Swaps. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A credit default swap is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2011			December 31, 2010
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$9,353	$734	$1,140	$11,995	$433	$709
	Foreign currency swaps	246	-	171	1,017	53	223
Cash flow hedges	Interest rate swaps	15,472	3,627	192	18,467	1,337	540
	Foreign currency swaps	1,833	183	325	1,861	29	189
	Foreign currency forwards	201	4	-	140	29	-
	Equity market contracts	25	-	10	20	1	1

Total Derivatives in Hedging Relationships		$27,130	$4,548	$1,838	$33,500	$1,882	$1,662

Non-Hedging Relationships
	Interest rate swaps	$71,640	$7,219	3,122	$38,111	$951	$915
	Interest rate futures	6,009	-	-	1,598	-	-
	Foreign currency swaps	1,561	163	154	1,660	128	166
	Foreign currency forwards	33	-	2	134	4	-
	Foreign currency futures	2,072	-	-	1,100	-	-
	Equity market contracts	24	-	10	31	3	1
	Equity index futures	9,063	-	-	4,954	-	-
	Interest rate options	336	9	-	181	-	-
	Credit default swaps	246	4	1	-	-	-
	Embedded derivatives – reinsurance contracts	-	10	2,686	-	9	1,253
	Embedded derivatives – participating pension contracts (1)	-	-	106	-	-	98
	Embedded derivatives – benefit guarantees (1)	-	2,914	1,061	-	1,497	456

Total Derivatives in Non-Hedging Relationships		90,984	10,319	7,142	47,769	2,592	2,889

Total Derivatives (2)		$118,114	$14,867	$8,980	$81,269	$4,474	$4,551

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liabilities position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2011, 2010, and 2009, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2011, the Company had no hedges of firm commitments.

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2011

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign currency swaps	Fixed-rate assets	(21)	10	(11)

Total		$(228)	$319	$91

Year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign currency swaps	Fixed-rate assets	(73)	111	38

Total		$(81)	$204	$123

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011 certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its long-term care business. As a result of the continued volatility in interest rates and current trends within long-term care, the Company de-designated $3.9 billion (notional principal) of forward-starting interest rate swaps. The accumulated other comprehensive income related to these de-designated swaps continues to be deferred because the forecasted transactions are still possible of occurring. The deferred OCI related to the de-designated swaps amounted to $432 million, net of tax, as of December 31, 2011. If the forecasted transaction does occur, this amount will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in earnings. If the forecasted transaction becomes unlikely, the amount will be reclassified to earnings in that period.

The following tables present the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss):

Year ended December 31, 2011

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	(7)	-	-

Total		$1,777	$59	$14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Inflation indexed liabilities	(43)	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Share-based payments	(3)	-	-

Total		$(37)	$(129)	$3

Year ended December 31, 2009
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108		-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Share-based payments	4	-	-

Total		$(1,000)	$(5)	$(17)

The Company anticipates that pre-tax net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 35 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see Note 14 — Shareholder’s Equity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2011, 2010, and 2009, net gains and losses related to derivatives in a non-hedge relationship were recognized by the Company, and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2011	2010	2009
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$3,230	$145	$(906)
Interest rate futures	(237)	(56)	3
Interest rate options	1	(1)	4
Credit default swaps	-	-	-
Foreign currency swaps	17	(68)	(121)
Foreign currency forwards	(10)	22	18
Foreign currency futures	16	(18)	(24)
Embedded derivatives	153	(93)	(1,390)
Equity market contracts	(1)	12	30
Equity index futures	(318)	(652)	(293)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$2,851	$(709)	$(2,679)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via credit default swaps (“CDSs”) in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the credit default swap protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2011. The Company did not sell any credit default swaps for the year ended December 31, 2010.

	Notional amount[2]	Fair value	Weighted average maturity (in years)[3]
		(in millions)
Single name credit default swaps[1]
Corporate Debt
AAA	$25	$ 1	5
AA	85	2	5
A	105	1	5

Total credit default swap protection sold	$215	$ 4

1	The rating agency designations are based on S&P where available followed by Moody’s, DBRS, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
2	Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.
3	The weighted average maturity of the credit default swaps is weighted based on notional amounts.

The Company also purchased credit protection with a total notional amount of $31 million and a fair value of $1 million. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 5.5 years. The Company did not purchase any credit protection for the year ended December 31, 2010.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see Note 16 — Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2011 and 2010, the Company accepted collateral consisting of cash of $1,446 million and $0, and various securities with a fair value of $5,591 million and $824 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2011 and 2010, the Company pledged collateral of $134 million and $690 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2011	2010

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$7,586	$7,719
Net amount at risk related to deposits	174	156
Average attained age of contract holders	52	51

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2011	2010

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$23,864	$25,630
Net amount at risk — net of reinsurance	174	140
Average attained age of contract holders	65	65

Return of net deposits plus a minimum return
In the event of death
Account value	$562	$702
Net amount at risk — net of reinsurance	332	318
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,558	$29,399
Net amount at risk — net of reinsurance	559	485
Average attained age of contract holders	65	65

Guaranteed Minimum Income Benefit
Account value	$5,102	$6,276
Net amount at risk — net of reinsurance	50	41
Average attained age of contract holders	64	64

Guaranteed Minimum Withdrawal Benefit
Account value	$36,581	$39,034
Net amount at risk	1,116	782
Average attained age of contract holders	65	64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2011	2010

	(in billions)
Type of Fund
Equity	$27	$30
Balanced	21	23
Bond	7	7
Money Market	2	2

Total	$57	$62

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2011	$225	$177	$507	$909
Incurred guarantee benefits	(66)	(75)	-	(141)
Other reserve changes	88	109	658	855

Balance at December 31, 2011	247	211	1,165	1,623
Reinsurance recoverable	(82)	(2,046)	(953)	(3,081)

Net balance at December 31, 2011	$165	$(1,835)	$212	$(1,458)

Balance at January 1, 2010	$253	$209	$663	$1,125
Incurred guarantee benefits	(100)	(60)	-	(160)
Other reserve changes	72	28	(156)	(56)

Balance at December 31, 2010	225	177	507	909
Reinsurance recoverable	(78)	(1,120)	(421)	(1,619)

Net balance at December 31, 2010	$147	$(943)	$86	$(710)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815, “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2011 and 2010:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

•

Annuity mortality for 2011 was based on the Ruark table (2010 was based on the 1994 MGDB table) multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC for GMWB and the reinsurers for GMIB.

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2011 and 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2011	2010

	(in millions)
Liabilities
Future policy benefits	$8,349	$8,443
Policyholders’ funds	76	78
Policyholder dividends payable	180	184
Other closed block liabilities	636	604

Total closed block liabilities	9,241	9,309

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$2,918; 2010—$2,898)	3,250	3,094
Mortgage loans on real estate	579	643
Investment real estate	692	679
Policy loans	1,586	1,550
Other invested assets	4	2

Total investments	6,111	5,968

Cash borrowings and cash equivalents	(339)	(173)
Accrued investment income	102	104
Amounts due from and held for affiliates	1,885	1,830
Other closed block assets	574	643

Total assets designated to the closed block	8,333	8,372

Excess of closed block liabilities over assets designated to the closed block	908	937
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $265 and $199, respectively	492	370
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $82 and $64, respectively	(153)	(119)
Foreign currency translation adjustment	(70)	(79)

Total amounts included in accumulated other comprehensive income	269	172

Maximum future earnings to be recognized from closed block assets and liabilities	$1,177	$1,109

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$558	$597	$624
Net investment income	374	416	458
Net realized investment and other gains (losses)	24	96	(37)

Total revenues	956	1,109	1,045

Benefits and Expenses
Benefits to policyholders	668	713	734
Policyholder dividends	354	367	392
Amortization of deferred policy acquisition costs	14	(28)	(76)
Other closed block operating costs and expenses	29	28	25

Total benefits and expenses	1,065	1,080	1,075

Revenues, net of benefits and expenses before income taxes	(109)	29	(30)
Income tax (benefit) expense	(41)	11	(11)

Revenues, net of benefits and expenses and income taxes	$(68)	$18	$(19)

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2011	2010

	(in millions)
Beginning of period	$1,109	$1,127
Revenues, net of benefits and expenses and income taxes	68	(18)

End of period	$1,177	$1,109

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2011	2010

	(in millions)
Liabilities
Future policy benefits	$10,654	$10,798
Policyholders’ funds	1,506	1,501
Policyholder dividends payable	367	401
Other closed block liabilities	409	116

Total closed block liabilities	12,936	12,816

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$6,411; 2010—$6,530)	6,939	6,766
Equity securities:
Available-for-sale—at fair value (cost: 2011—$11; 2010—$9)	12	12
Mortgage loans on real estate	2,284	2,105
Policy loans	1,491	1,500
Other invested assets	104	121

Total investments	10,830	10,504

Cash borrowings, cash, and cash equivalents	(36)	(38)
Accrued investment income	133	141
Other closed block assets	88	92

Total assets designated to the closed block	11,015	10,699

Excess of closed block liabilities over assets designated to the closed block	1,921	2,117
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $194 and $98, respectively	358	183

Maximum future earnings to be recognized from closed block assets and liabilities	$2,279	$2,300

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$577	$621	$648
Net investment income	576	585	588
Net realized investment and other gains (losses)	73	18	(12)

Total revenues	1,226	1,224	1,224

Benefits and Expenses
Benefits to policyholders	729	733	761
Policyholder dividends	412	439	461
Other closed block operating costs and expenses	52	11	3

Total benefits and expenses	1,193	1,183	1,225

Revenues, net of benefits and expenses before income taxes	33	41	(1)
Income tax expense (benefit)	12	12	(2)

Revenues, net of benefits and expenses and income taxes	$21	$29	$1

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2011	2010

	(in millions)
Beginning of period	$2,300	$2,329
Revenues, net of benefits and expenses and income taxes	(21)	(29)

End of period	$2,279	$2,300

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2011	2010

	(in millions)
Short-term debt:
Current maturities of long-term debt	$11	$7

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	487	489
Fixed rate notes payable, interest ranging from 5.8% to 13.84% due in varying amounts to 2017	106	149
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15% due in varying amounts to 2019	59	222
Fair value adjustments related to interest rate swaps (1)	(14)	(15)

	638	845
Less current maturities of long-term debt	(11)	(7)

Total long-term debt	$627	$838

Consumer notes:
Notes payable, interest ranging from 0.71% to 6.00% due in varying amounts to 2028	$819	$966

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. These swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2012—$11 million; 2013—$0 million; 2014—$28 million; 2015—$0 million; 2016—$58 million; and thereafter—$541 million.

Interest expense on debt, included in other operating costs and expenses, was $49 million, $47 million, and $34 million in 2011, 2010, and 2009, respectively. Interest paid on debt was $52 million, $47 million, and $34 million in 2011, 2010, and 2009, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2012—$110 million; 2013—$56 million; 2014—$234 million; 2015—$147 million; 2016—$66 million; and thereafter—$197 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Interest expense on consumer notes, included in other operating costs and expenses, was $42 million, $48 million, and $47 million in 2011, 2010, and 2009, respectively. Interest paid amounted to $42 million, $48 million, and $50 million in 2011, 2010, and 2009, respectively.

Line of Credit

At December 31, 2011, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2011. At December 31, 2011, the Company had no outstanding borrowings under the agreement.

At December 31, 2011, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2011. At December 31, 2011, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes

For the 2011 and 2010 tax years, the Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, MHDLLC merged into JHFC resulting in a new consolidated group. Prior to the merger, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHFC. MHDLLC included JHUSA and JHFC included JHLICO and JHVLICO. John Hancock Life and Health Insurance Company (“JHLH”), a subsidiary of the Company, was included in the legacy JHFC consolidated return for 2009. In compliance with Life / Non-Life consolidated return regulations, JHLH must file a separate federal income tax return for a five-year period beginning in 2010.

(Loss) income before income taxes includes the following:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Domestic	$(1,216)	$(655)	$304

(Loss) income before income taxes	$(1,216)	$(655)	$304

The components of income taxes were as follows:
	Years ended December 31,
	2011	2010	2009

	(in millions)
Current taxes:
Federal	$(233)	$(224)	$(39)
State	1	-	3

Total	(232)	(224)	(36)

Deferred taxes:
Federal	(126)	449	30
State	-	(3)	(1)

Total	(126)	446	29

Total income tax (benefit) expense	$(358)	$222	$(7)

A reconciliation of income taxes at the federal income tax rate to income tax (benefit) expense charged to operations follows:
	Years ended December 31,
	2011	2010	2009

	(in millions)
Tax at 35%	$(425)	$(229)	$106
Add (deduct):
Prior year taxes	27	47	14
Tax credits	(74)	(65)	(76)
Tax-exempt investment income	(130)	(119)	(76)
Lease income	1	(5)	63
Unrecognized tax benefits	67	34	(44)
Goodwill impairment	175	560	-
Other	1	(1)	6

Total income tax (benefit) expense	$(358)	$222	$(7)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2011	2010

	(in millions)
Deferred tax assets:
Policy reserves	$2,752	$1,309
Net operating loss carryforwards	666	725
Net capital loss carryforwards	-	106
Tax credits	700	732
Unearned revenue	702	907
Deferred compensation	61	48
Federal interest accrued	437	381
Policyholder dividends payable	156	135
Other	145	99

Total deferred tax assets	5,619	4,442

Deferred tax liabilities:
Unrealized investment gains on securities	2,225	653
Deferred policy acquisition costs	2,062	2,503
Intangible assets	1,042	1,134
Premiums receivable	37	56
Deferred sales inducements	89	124
Deferred gains	577	638
Securities and other investments	3,671	1,843
Other	130	256

Total deferred tax liabilities	9,833	7,207

Net deferred tax liabilities	$4,214	$2,765

At December 31, 2011, the Company had $1,903 million of net operating loss carryforwards which will expire between 2023 and 2025. At December 31, 2011, the Company had $700 million of tax credits, which consist of $580 million of general business credits, $95 million of foreign tax credits, and $25 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2031. The foreign tax credits begin to expire in tax year 2014 through tax year 2021. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

In 2011, the Company received income tax refunds of $181 million from affiliates under the terms of its inter-company tax-sharing agreement and income tax refunds of $20 million from the Internal Revenue Service (“IRS”). In 2010, the Company received income tax refunds of $60 million from affiliates under the inter-company tax sharing agreement and made income tax payments of $29 million to the IRS.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination with the IRS. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996. As described above, in 2010, the Company’s common parent, MHDLLC merged into JHFC resulting in a new consolidated group. The returns for the new combined group beginning in tax year 2010 have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2004 have been closed with the exception of an outstanding claim for refund; tax years 2004 through 2007 are in IRS appeals and tax years 2008 through 2009 are currently under examination by the IRS. The MHDLLC legacy group filed its final consolidated tax return in 2009. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2001. The IRS has issued statutory notices of deficiency relating to issues in these years. The Company filed a petition in U.S. Tax Court to contest and the trial was completed in 2011. These years will remain open until the Tax Court case is resolved. For tax years 2002 through 2006, the legacy JHFC group is currently in appeals. JHFC tax returns for all subsequent years have not yet been examined. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$2,396	$2,161
Additions based on tax positions related to the current year	212	202
Additions for tax positions of prior years	10	177
Reductions for tax positions of prior years	(6)	(144)

Balance, end of year	$2,612	$2,396

Included in the balances as of December 31, 2011 and 2010, respectively, are $387 million and $338 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2011 and 2010, respectively, are $2,225 million and $2,058 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2004 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2011, 2010, and 2009, the Company recognized approximately $161 million, $166 million, and $224 million in interest expense, respectively. The Company had approximately $1,191 million and $1,030 million accrued for interest as of December 31, 2011 and 2010, respectively. Penalties were less than $1 million for each of the years ended December 31, 2011, 2010, and 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $2,048 million and $144 million, respectively, at December 31, 2011. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately half of these commitments expire in 2012, and the remainder expire by 2016.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $20 million, $24 million, and $26 million for the years ended December 31, 2011, 2010, and 2009, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2012	$ 43	$ 16
2013	39	17
2014	29	14
2015	15	3
2016	9	-
Thereafter	404	-

Total	$539	$ 50

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2011.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2011 and 2010, the Company increased this provision by $0 million and $94 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after-tax exposure including interest would be an additional estimated $240 million at December 31, 2011.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,883)	3,498	-	-	-	3,498
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $67)	(126)	-	-	-	(126)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $354)	(658)	-	-	-	(658)

Net unrealized investment gains	2,916	-	-	-	2,916
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3)	-	(5)	-	-	(5)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $410)	(761)	-	-	-	(761)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment		Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2010	$198	$400	$9		$(478)	$129
Gross unrealized investment gains (net of deferred income tax expense of $808)	1,501	-	-		-	1,501
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $313)	(582)	-	-		-	(582)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23)	42	-	-		-	42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $100)	(185)	-	-		-	(185)

Net unrealized investment gains	776	-	-		-	776
Foreign currency translation adjustment	-	-	(53)		-	(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)	-	-	-		(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5)	-	-	-		9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)	-	-	-		2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20)	-	(37)	-		-	(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $69)	-	(129)	-		-	(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255)	-	-	-		473	473

Balance at December 31, 2010	$974	$234		$(44)	$4	$1,168

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2011	$974	$234	$(44)	$4	$1,168
Gross unrealized investment gains (net of deferred income tax expense of $1,858)	3,451	-	-	-	3,451
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $415)	(771)	-	-	-	(771)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)	-	-	-	(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $440)	(818)	-	-	-	(818)

Net unrealized investment gains	1,203	-	-	-	1,203
Foreign currency translation adjustment	-	-	13	-	13
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)	-	1,777	-	-	1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $32)	-	(59)	-	-	(59)

Balance at December 31, 2011	$2,177	$1,952	$(31)	$4	$4,102

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$5,932	$1,861	$547
Equity securities	365	360	249
Other investments	33	(14)	(3)

Total (1)	6,330	2,207	793

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(1,911)	(653)	(368)
Policyholder liabilities	(1,070)	(56)	(121)
Deferred income taxes	(1,172)	(524)	(106)

Total	(4,153)	(1,233)	(595)

Net unrealized investment gains	$2,177	$974	$198

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 6 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The Company’s statutory net (loss) income for the years ended December 31, 2011, 2010, and 2009 was $(2,888) million (unaudited), $40 million, and $(76) million, respectively. The Company’s statutory capital and surplus as of December 31, 2011 and 2010 was $4,971 million (unaudited) and $5,101 million, respectively.

Under Michigan state insurance laws, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Commissioner. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the lesser of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid no shareholder dividends for the years ended December 31, 2011 and 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the John Hancock Pension Plan, a qualified defined benefit plan, and the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan (collectively, “the Plans”), and the John Hancock Employee Welfare Plan (the “Welfare Plan”) as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

Prior to December 31, 2010, the Company sponsored the John Hancock Pension Plan that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010 and 2009 no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored the John Hancock Non-Qualified Pension Plan. an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for the John Hancock Non-Qualified Pension Plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million and $34 million in 2010 and 2009, respectively.

As of the transfer date, the assets and liabilities of the Plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Plans and will recognize its allocation from MIC of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. Prior to 2011, pension expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense (benefit) for the Plans was $41 million, $7 million and ($16) million in 2011, 2010 and 2009, respectively. The components of the $7 million in 2010 consisted of $32 million service cost, $124 million interest cost, ($161) million expected return on plan assets, ($3) million amortization of prior service cost and $15 million recognized actuarial loss. The components of the ($16) million in 2009 consisted of $30 million service cost, $128 million interest cost, ($175) million expected return on plan assets, ($3) million amortization of prior service cost and $4 million recognized actuarial loss. In 2010, benefits paid related to the qualified deferred benefit plan and the non-qualified plan were $175 million.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from MIC to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund the Welfare Plan in amounts at or below the annual tax qualified limits. The contribution to the Welfare Plan was $48 million and $54 million in 2010 and 2009, respectively.

As of the transfer date, the liabilities of the Welfare Plan became direct obligations of MIC, while JHUSA became a participating employer in the plan. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Welfare Plan and will recognize its allocation from MIC of the benefits paid on behalf of plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data to calculate claim payments relating to participants in these plans. Prior to 2011, the Welfare Plan expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for this plan was $46 million, $3 million, and $8 million in 2011, 2010 and 2009, respectively. The components of the $3 million in 2010 consisted of $1 million service cost, $28 million interest cost and ($26) million expected return on plan assets. The components of the $8 million in 2009 consisted of $1 million service cost, $33 million interest cost and ($26) million expected return on plan assets.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $6 million, $8 million, and $7 million in 2011, 2010, and 2009, respectively. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from MIC to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Expense for these plans is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for these defined contribution plans was $19 million, $18 million, and $19 million in 2011, 2010, and 2009, respectively.

Assumptions

Weighted-average assumptions used to determine the Company’s net periodic benefit cost for the years ended December 31, 2010 and 2009, when the Company was the sponsor, were as follows:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

Discount rate	5.50%	6.00%	5.50%	6.00%
Expected long-term return on plan assets	7.75%	8.00%	7.75%	8.00%
Rate of compensation increase	4.35%	4.10%	N/A	N/A
Health care cost trend rate for the following year			8.50%	8.50%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2028	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$67,266	$67,266	$60,470	$60,470
Held-for-trading	1,477	1,477	1,627	1,627
Equity securities:
Available-for-sale	439	439	458	458
Held-for-trading	97	97	130	130
Mortgage loans on real estate	13,974	15,335	13,343	14,301
Policy loans	5,220	5,220	5,050	5,050
Short-term investments	1,618	1,618	1,472	1,472
Cash and cash equivalents	3,296	3,296	2,772	2,772
Other invested assets (2)	368	368	179	179
Derivatives:
Interest rate swaps	11,580	11,580	2,721	2,721
Foreign currency swaps	346	346	210	210
Foreign currency forwards	4	4	33	33
Interest rate options	9	9	-	-
Equity market contracts	-	-	4	4
Credit default swaps	4	4	-	-
Embedded derivatives	2,924	2,924	1,506	1,506
Assets held in trust	2,463	2,463	2,298	2,298
Separate account assets	129,326	129,326	135,019	135,019

Total assets	$240,411	$241,772	$227,292	$228,250

Liabilities:
Consumer notes	$819	$837	$966	$983
Debt	638	677	845	839
Guaranteed investment contracts and funding agreements	577	577	1,833	1,850
Fixed-rate deferred and immediate annuities	9,415	9,307	9,491	9,463
Supplementary contracts without life contingencies	48	48	47	48
Derivatives:
Interest rate swaps	4,454	4,454	2,164	2,164
Foreign currency swaps	650	650	578	578
Foreign currency forwards	2	2	-	-
Equity market contracts	20	20	2	2
Credit default swaps	1	1	-	-
Embedded derivatives	3,853	3,853	1,807	1,807

Total liabilities	$20,477	$20,426	$17,733	$17,734

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,959 million and $1,932 million at December 31, 2011 and 2010, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,078 million and $3,704 million at December 31, 2011 and 2010, respectively.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include limited partnership interests and goodwill, which are reported at fair value only in the period in which impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Long-term debt at December 31, 2011 and 2010 includes variable and fixed rate notes related to consolidated variable interest entities.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments can be comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$43,331	$-	$39,183	$4,148
Commercial mortgage-backed securities	3,132	-	2,834	298
Residential mortgage-backed securities	370	-	9	361
Collateralized debt obligations	131	-	17	114
Other asset-backed securities	1,093	-	1,049	44
U.S. Treasury and agency securities	12,823	-	12,823	-
Obligations of states and political subdivisions	4,964	-	4,428	536
Debt securities issued by foreign governments	1,422	-	1,422	-

Total fixed maturities available-for-sale	67,266	-	61,765	5,501

Fixed maturities held-for-trading:
Corporate debt securities	1,037	-	985	52
Commercial mortgage-backed securities	183	-	172	11
Residential mortgage-backed securities	2	-	-	2
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	31	-	31	-
U.S. Treasury and agency securities	144	-	144	-
Obligations of states and political subdivisions	75	-	65	10
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,477	-	1,399	78

Equity securities available-for-sale	439	439	-	-
Equity securities held-for-trading	97	97	-	-
Short-term investments	1,618	-	1,618	-
Other invested assets (2)	368	-	-	368
Derivative assets (3):
Interest rate swaps	11,580	-	11,518	62
Foreign currency swaps	346	-	346	-
Foreign currency forwards	4	-	4	-
Interest rate options	9	-	-	9
Credit default swaps	4	-	-	4
Embedded derivatives (4):
Reinsurance contracts	10	-	10	-
Benefit guarantees	2,914	-	-	2,914
Assets held in trust (5)	2,463	786	1,605	72
Separate account assets (6)	129,326	124,896	2,311	2,119

Total assets at fair value	$217,921	$126,218	$80,576	$11,127

Liabilities:
Derivative liabilities (3):
Interest rate swaps	$4,454	$-	$4,446	$8
Foreign currency swaps	650	-	612	38
Foreign currency forwards	2	-	2	-
Equity market contracts	20	-	-	20
Credit default swaps	1	-	-	1
Embedded derivatives (4):
Reinsurance contracts	2,686	-	2,686	-
Participating pension contracts	106	-	106	-
Benefit guarantees	1,061	-	-	1,061

Total liabilities at fair value	$8,980	$-	$7,852	$1,128

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

	December 31, 2010
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,199	$-	$37,898	$3,301
Commercial mortgage-backed securities	4,247	-	3,762	485
Residential mortgage-backed securities	460	-	10	450
Collateralized debt obligations	136	-	33	103
Other asset-backed securities	1,029	-	950	79
U.S. Treasury and agency securities	7,841	-	7,841	-
Obligations of states and political subdivisions	4,027	-	3,619	408
Debt securities issued by foreign governments	1,531	-	1,531	-

Total fixed maturities available-for-sale	60,470	-	55,644	4,826

Fixed maturities held-for-trading:
Corporate debt securities	1,177	-	1,141	36
Commercial mortgage-backed securities	224	-	209	15
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	66	-	65	1
U.S. Treasury and agency securities	101	-	101	-
Obligations of states and political subdivisions	51	-	51	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,627	-	1,569	58

Equity securities available-for-sale	458	458	-	-
Equity securities held-for-trading	130	130	-	-
Short-term investments	1,472	-	1,472	-
Other invested assets (2)	179	-	-	179
Derivative assets (3):
Interest rate swaps	2,721	-	2,652	69
Foreign currency swaps	210	-	210	-
Foreign currency forwards	33	-	33	-
Equity market contracts	4	-	-	4
Embedded derivatives (4):
Reinsurance contracts	9	-	9	-
Benefit guarantees	1,497	-	-	1,497
Assets held in trust (5)	2,298	913	1,324	61
Separate account assets (6)	135,019	130,884	2,092	2,043

Total assets at fair value	$206,127	$132,385	$65,005	$8,737

Liabilities:
Derivative liabilities (3):
Interest rate swaps	$2,164	$-	$2,156	$8
Foreign currency swaps	578	-	534	44
Equity market contracts	2	-	-	2
Embedded derivatives (4):
Reinsurance contracts	1,253	-	1,253	-
Participating pension contracts	98	-	98	-
Benefit guarantees	456	-	-	456

Total liabilities at fair value	$4,551	$-	$4,041	$510

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,959 million and $1,932 million at December 31, 2011 and 2010, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,078 million and $3,704 million at December 31, 2011 and 2010, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 6 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.
(6)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2011 and 2010 are summarized as follows:

		Net realized/unrealized gains (losses) included in:				Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at Jan 1, 2011	Earnings (1)	AOCI (2)	Purchases	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at Dec 31, 2011

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$(424)	$336	$ (150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	(14)	536	-

Total fixed maturities available-for-sale	4,826	(16)	291	959	(727)	352	(184)	5,501	-

Fixed maturities held-for-trading:
Corporate debt securities	36	14	-	23	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	10	1

Total fixed maturities held-for-trading	58	14	-	32	(7)	-	(19)	78	14
Other invested assets	179	18	-	62	(50)	159	-	368	22

Net derivatives	19	1	19	13	-	-	(44)	8	2
Net embedded derivatives	1,041	812 (4)	-	-	-	-	-	1,853	812
Assets held in trust	61	-	12	-	(1)	-	-	72	12
Separate account assets (5)	2,043	(15)	53	67	(29)	-	-	2,119	60

Total	$8,227	$814	$375	$1,133	$(814)	$511	$(247)	$9,999	$922

The Company had no issuances in 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

		Net realized/unrealized gains (losses) included in:			Purchases, issuances, and settlements (net)	Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2010	Earnings (1)		AOCI (2)		Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2010

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$2,616	$(50)		$223	$80	$733	$(301)	$3,301	$-
Commercial mortgage-backed securities	435	1		105	(54)	-	(2)	485	-
Residential mortgage-backed securities	460	(22)		131	(119)	-	-	450	-
Collateralized debt obligations	78	(3)		39	(11)	-	-	103	-
Other asset-backed securities	91	(4)		14	(22)	-	-	79	-
Obligations of states and political subdivisions	230	-		(6)	247	342	(405)	408	-
Debt securities issued by foreign governments	65	-		(65)	-	-	-	-	-

Total fixed maturities available-for-sale	3,975	(78)		441	121	1,075	(708)	4,826	-

Fixed maturities held-for-trading:
Corporate debt securities	16	15		-	4	2	(1)	36	15
Commercial mortgage-backed securities	10	5		-	-	-	-	15	5
Residential mortgage-backed securities	3	-		-	-	-	-	3	1
Collateralized debt obligations	1	2		-	-	-	-	3	2
Other asset-backed securities	1	-		-	-	-	-	1	-
Obligations of states and political subdivisions	3	-		-	3	-	(6)	-	-
Debt securities issued by foreign governments	13	(13)		-	-	-	-	-	(13)

Total fixed maturities held-for-trading	47	9		-	7	2	(7)	58	10
Other invested assets	157	18		-	4	-	-	179	12

Net derivatives	34	15		(30)	-	-	-	19	19
Net embedded derivatives	1,064	(23	)(4)	-	-	-	-	1,041	(23)
Assets held in trust	-	1		3	(10)	68	(1)	61	3
Separate account assets (5)	3,097	(13)		5	(125)	62	(983)	2,043	10

Total	$8,374	$(71)		$419	$(3)	$1,207	$ (1,699)	$8,227	$31

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in AOCI on the Consolidated Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as limited partnership interests and goodwill, which are reported at fair value only in the period in which impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. The Company recorded goodwill impairments of $500 million and $1,600 million during the years ended December 31, 2011 and 2010, respectively, and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2011, the Company’s remaining international insurance operations were transferred from the Corporate and Other Segment.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations. The income statement impact of goodwill impairment charges are recorded in this segment. In 2011, the Company’s remaining international insurance operations were transferred to the Insurance Segment.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 10 — Closed Blocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,354	$2,168	$313	$8,835
Net investment income	2,832	1,823	334	4,989
Net realized investment and other gains	1,108	196	43	1,347

Revenues	$10,294	$4,187	$690	$15,171

Net income (loss)	$51	$(260)	$(649)	$(858)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$174	$45	$(2)	$217
Carrying value of investments accounted for under the equity method	2,620	1,066	314	4,000
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,727	1,347	2	3,076
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax benefit	(12)	(279)	(67)	(358)
Segment assets	$94,655	$154,267	$25,783	$274,705

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,662	$2,489	$454	$7,605
Net investment income	2,553	1,710	233	4,496
Net realized investment and other gains (losses)	321	(202)	159	278

Revenues	$7,536	$3,997	$846	$12,379

Net income (loss)	$123	$506	$(1,506)	$(877)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$158	$62	$(21)	$199
Carrying value of investments accounted for under the equity method	2,157	1,129	285	3,571
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	512	239	1	752
Goodwill impairment	-	-	1,600	1,600
Interest expense	-	-	47	47
Income tax expense	53	135	34	222
Segment assets	$82,228	$160,978	$21,900	$265,106

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,451	$2,377	$504	$7,332
Net investment income	2,190	1,624	437	4,251
Net realized investment and other losses	(684)	(1,103)	(9)	(1,796)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,957	$2,899	$931	$9,787

Net (loss) income	$(249)	$412	$148	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(162)	63	92	(7)

The Company operates primarily in the United States and has no reportable major customers.

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December 31, 2011

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H (“the Account,”) comprised of the following sub-accounts,

500 Index Trust B Series NAV

500 Index Trust Series I

500 Index Trust Series II

500 Index Trust Series NAV

Active Bond Trust Series I

Active Bond Trust Series II

All Cap Core Trust Series I

All Cap Core Trust Series II

All Cap Value Trust Series I

All Cap Value Trust Series II

American Asset Allocation Trust Series I

American Asset Allocation Trust Series II

American Asset Allocation Trust Series III

American Blue-Chip Income & Growth Trust Series II

American Blue-Chip Income & Growth Trust Series III

American Global Growth Trust Series II

American Global Growth Trust Series III

American Global Small Capitalization Trust Series II

American Global Small Capitalization Trust Series III

American Growth Trust Series II

American Growth Trust Series III

American Growth-Income Trust Series I

American Growth-Income Trust Series II

American Growth-Income Trust Series III

American High-Income Bond Trust Series II

American High-Income Bond Trust Series III

American International Trust Series II

American International Trust Series III

American New World Trust Series II

American New World Trust Series III

Balanced Trust Series I

Basic Value Focus

Blue Chip Growth Trust Series I

Blue Chip Growth Trust Series II

Bond PS Series II

Bond Trust Series I

Bond Trust Series II

Capital Appreciation Trust Series I

Capital Appreciation Trust Series II

Capital Appreciation Value Trust Series II

Core Allocation Plus Trust Series I

Core Allocation Plus Trust Series II

Core Allocation Trust Series I

Core Allocation Trust Series II

Core Allocation Trust Series NAV

Core Balanced Trust Series I

Core Balanced Trust Series II

Core Balanced Trust Series NAV

Core Balanced Strategy Trust Series NAV

Core Bond Trust Series II

Core Disciplined Diversification Trust Series II

Core Fundamental Holdings Trust Series II

Core Fundamental Holdings Trust Series III

Core Global Diversification Trust Series I

Core Global Diversification Trust Series II

Core Global Diversification Trust Series III

Core Strategy Trust Series II

Core Strategy Trust Series NAV

Disciplined Diversification Trust Series II

DWS Equity 500 Index

Equity-Income Trust Series I

Equity-Income Trust Series II

Financial Services Trust Series I

Financial Services Trust Series II

Founding Allocation Trust Series I

Founding Allocation Trust Series II

Fundamental All Cap Core Trust Series II

(Formerly, Optimized All Cap Trust Series II)

Fundamental Holdings Trust Series II

(Formerly, American Fundamental Holdings Trust Series II)

Fundamental Holdings Trust Series III

(Formerly, American Fundamental Holdings Trust Series III)

Fundamental Large Cap Value Trust Series II

(Formerly, Optimized Value Trust Series II)

Fundamental Value Trust Series I

Fundamental Value Trust Series II

Global Allocation

Global Bond Trust Series I

Global Bond Trust Series II

Global Diversification Trust Series II

(Formerly, American Global Diversification Trust Series II)

Global Trust Series I	Real Estate Securities Trust Series I
Global Trust Series II	Real Estate Securities Trust Series II
Health Sciences Trust Series I	Real Return Bond Trust Series II
Health Sciences Trust Series II	Science & Technology Trust Series I
High Yield Trust Series I	Science & Technology Trust Series II
High Yield Trust Series II	Short Term Government Income Trust Series I
International Core Trust Series I	Short Term Government Income Trust Series II
International Core Trust Series II	Small Cap Growth Trust Series I
International Equity Index Trust A Series I	Small Cap Growth Trust Series II
International Equity Index Trust A Series II	Small Cap Index Trust Series I
International Equity Index Trust B Series NAV	Small Cap Index Trust Series II
International Opportunities Trust Series II	Small Cap Opportunities Trust Series I
International Small Company Trust Series I	Small Cap Opportunities Trust Series II
International Small Company Trust Series II	Small Cap Value Trust Series I
International Value Trust Series I	Small Cap Value Trust Series II
International Value Trust Series II	Small Company Value Trust Series I
Investment Quality Bond Trust Series I	Small Company Value Trust Series II
Investment Quality Bond Trust Series II	Smaller Company Growth Trust Series I
Large Cap Trust Series I	Smaller Company Growth Trust Series II
Large Cap Trust Series II	Strategic Income Opportunities Trust Series I
Lifestyle Aggressive Trust Series I	Strategic Income Opportunities Trust Series II
Lifestyle Aggressive Trust Series II	Total Bond Market Trust A Series II
Lifestyle Balanced Trust Series I	Total Bond Market Trust A Series NAV
Lifestyle Balanced Trust Series II	Total Return Trust Series I
Lifestyle Balanced Trust Series NAV	Total Return Trust Series II
Lifestyle Balanced PS Series II	Total Stock Market Index Trust Series I
Lifestyle Conservative Trust Series I	Total Stock Market Index Trust Series II
Lifestyle Conservative Trust Series II	Ultra Short Term Bond Trust Series I
Lifestyle Conservative PS Series II	Ultra Short Term Bond Trust Series II
Lifestyle Growth Trust Series I	Utilities Trust Series I
Lifestyle Growth Trust Series II	Utilities Trust Series II
Lifestyle Growth Trust Series NAV	Value Opportunities
Lifestyle Growth PS Series II	Value Trust Series I
Lifestyle Moderate Trust Series I	Value Trust Series II
Lifestyle Moderate Trust Series II
Lifestyle Moderate PS Series II
Mid Cap Index Trust Series I
Mid Cap Index Trust Series II
Mid Cap Stock Trust Series I
Mid Cap Stock Trust Series II
Mid Value Trust Series I
Mid Value Trust Series II
Money Market Trust Series I
Money Market Trust Series II
Money Market Trust B Series NAV
Mutual Shares Trust Series I
Natural Resources Trust Series II
PIMCO All Asset

as of December 31, 2011, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the American Bond Trust Series II, American Bond Trust Series III, High Income Trust Series II, Large Cap Value Trust Series I, and Large Cap Value Trust Series II sub-accounts for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2011, and the results of their operations and the changes in their contract owners’ equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2012

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	500 Index Trust B Series NAV	500 Index Trust Series I	500 Index Trust Series II	500 Index Trust Series NAV	Active Bond Trust Series I	Active Bond Trust Series II
Total Assets
Investments at fair value	$44,281,011	$43,081,469	$40,653,069	$162,262,341	$52,724,444	$258,088,199

Net Assets
Contracts in accumulation	$44,276,325	$43,047,087	$40,653,069	$162,262,341	$52,617,956	$258,076,159
Contracts in payout (annuitization)	4,686	34,382	—	—	106,488	12,040

Total net assets	$44,281,011	$43,081,469	$40,653,069	$162,262,341	$52,724,444	$258,088,199

Units outstanding	4,146,994	3,979,638	2,896,328	9,175,534	3,127,533	15,698,327
Unit value	$10.68	$10.83	$14.04	$17.68	$16.86	$16.44

Shares	2,818,651	3,923,631	3,716,003	14,996,520	5,424,325	26,497,762
Cost	$48,675,222	$39,922,127	$38,706,844	$150,395,432	$51,110,130	$248,959,492

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	All Cap Core Trust Series I	All Cap Core Trust Series II	All Cap Value Trust Series I	All Cap Value Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II
Total Assets
Investments at fair value	$40,581,446	$6,662,130	$22,185,319	$24,272,869	$133,210,095	$1,178,706,303

Net Assets
Contracts in accumulation	$40,530,650	$6,662,130	$22,185,319	$24,272,869	$133,069,650	$1,178,706,303
Contracts in payout (annuitization)	50,796	—	—	—	140,445	—

Total net assets	$40,581,446	$6,662,130	$22,185,319	$24,272,869	$133,210,095	$1,178,706,303

Units outstanding	2,644,244	434,468	1,367,033	1,399,829	11,511,602	102,406,703
Unit value	$15.35	$15.33	$16.23	$17.34	$11.57	$11.51

Shares	2,468,458	405,980	2,783,603	3,049,355	12,176,426	107,644,411
Cost	$37,339,100	$7,441,497	$20,330,009	$22,873,706	$105,823,065	$1,054,439,510

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	American Asset Allocation Trust Series III	American Blue- Chip Income & Growth Trust Series II	American Blue- Chip Income & Growth Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III	American Global Small Capitalization Trust Series II
Total Assets
Investments at fair value	$145,762,661	$60,532,985	$164,387,498	$146,410,023	$3,433,310	$49,914,083

Net Assets
Contracts in accumulation	$145,762,661	$60,449,187	$164,387,498	$146,410,023	$3,433,310	$49,898,660
Contracts in payout (annuitization)	—	83,798	—	—	—	15,423

Total net assets	$145,762,661	$60,532,985	$164,387,498	$146,410,023	$3,433,310	$49,914,083

Units outstanding	11,486,212	3,673,748	13,985,211	13,480,728	292,500	5,414,617
Unit value	$12.69	$16.48	$11.75	$10.86	$11.74	$9.22

Shares	13,336,017	5,478,098	14,903,672	14,510,409	340,606	6,200,507
Cost	$116,034,957	$69,330,471	$140,519,154	$153,911,504	$3,234,103	$49,662,061

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	American Global Small Capitalization Trust Series III	American Growth Trust Series II	American Growth Trust Series III	American Growth Income Trust Series I	American Growth Income Trust Series II	American Growth Income Trust Series III
Total Assets
Investments at fair value	$32,465,904	$813,415,363	$97,873,547	$120,909,326	$673,246,430	$75,720,484

Net Assets
Contracts in accumulation	$32,465,904	$813,307,666	$97,873,547	$120,701,729	$673,143,278	$75,720,484
Contracts in payout (annuitization)	—	107,697	—	207,597	103,152	—

Total net assets	$32,465,904	$813,415,363	$97,873,547	$120,909,326	$673,246,430	$75,720,484

Units outstanding	3,240,419	47,556,271	8,502,944	7,268,702	43,876,667	6,504,662
Unit value	$10.02	$17.10	$11.51	$16.63	$15.34	$11.64

Shares	4,033,032	54,849,317	6,608,612	8,396,481	46,818,250	5,269,345
Cost	$28,498,297	$838,131,307	$83,060,038	$93,801,796	$734,834,213	$61,920,415

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	American High- Income Bond Trust Series II	American High- Income Bond Trust Series III	American International Trust Series II	American International Trust Series III	American New World Trust Series II	American New World Trust Series III
Total Assets
Investments at fair value	$48,383,098	$41,313,646	$510,239,917	$44,827,091	$60,330,124	$2,628,266

Net Assets
Contracts in accumulation	$48,383,098	$41,313,646	$510,201,924	$44,827,091	$60,326,172	$2,628,266
Contracts in payout (annuitization)	—	—	37,993	—	3,952	—

Total net assets	$48,383,098	$41,313,646	$510,239,917	$44,827,091	$60,330,124	$2,628,266

Units outstanding	3,542,459	2,674,567	26,581,614	4,311,666	5,023,539	228,234
Unit value	$13.66	$15.45	$19.20	$10.40	$12.01	$11.52

Shares	4,711,110	4,030,600	37,054,460	3,267,281	5,196,393	226,966
Cost	$49,380,461	$42,736,314	$608,369,610	$49,267,859	$62,562,863	$2,633,220

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Balanced Trust Series I	Basic Value Focus	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Bond PS Series II	Bond Trust Series I
Total Assets
Investments at fair value	$747,833	$6,462,203	$215,783,472	$106,721,714	$2,231,814	$227,155,555

Net Assets
Contracts in accumulation	$747,833	$6,462,203	$215,367,317	$106,721,714	$2,231,814	$227,155,555
Contracts in payout (annuitization)	—	—	416,155	—	—	—

Total net assets	$747,833	$6,462,203	$215,783,472	$106,721,714	$2,231,814	$227,155,555

Units outstanding	45,325	281,077	10,364,865	7,061,184	176,037	18,060,579
Unit value	$16.50	$22.99	$20.82	$15.11	$12.68	$12.58

Shares	46,191	566,860	10,505,524	5,231,457	176,289	16,678,088
Cost	$727,229	$7,741,402	$172,430,740	$95,220,786	$2,253,368	$230,963,225

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Bond Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Allocation Plus Trust Series I	Core Allocation Plus Trust Series II
Total Assets
Investments at fair value	$559,346,869	$140,336,198	$63,258,437	$280,113,496	$19,936,750	$133,053,981

Net Assets
Contracts in accumulation	$559,346,869	$139,965,561	$63,258,437	$280,113,496	$19,936,750	$133,053,981
Contracts in payout (annuitization)	—	370,637	—	—	—	—

Total net assets	$559,346,869	$140,336,198	$63,258,437	$280,113,496	$19,936,750	$133,053,981

Units outstanding	44,532,446	14,254,891	4,312,243	21,274,575	1,680,216	11,823,666
Unit value	$12.56	$9.84	$14.67	$13.17	$11.87	$11.25

Shares	41,007,835	14,118,330	6,435,243	24,378,894	2,011,781	13,412,700
Cost	$568,014,897	$127,929,080	$56,171,432	$233,886,127	$18,358,632	$118,000,233

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Core Allocation Trust Series I	Core Allocation Trust Series II	Core Allocation Trust Series NAV	Core Balanced Trust Series I	Core Balanced Trust Series II	Core Balanced Trust Series NAV
Total Assets
Investments at fair value	$12,485,869	$93,838,186	$23,901	$27,591,874	$171,901,963	$341,227

Net Assets
Contracts in accumulation	$12,485,869	$93,838,186	$23,901	$27,591,874	$171,901,963	$341,227
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$12,485,869	$93,838,186	$23,901	$27,591,874	$171,901,963	$341,227

Units outstanding	786,069	5,908,167	1,731	1,677,971	10,420,875	24,047
Unit value	$15.88	$15.88	$13.81	$16.44	$16.50	$14.19

Shares	832,947	6,260,052	1,596	1,702,151	10,598,148	21,050
Cost	$12,866,799	$98,004,285	$25,809	$27,037,233	$168,588,302	$354,339

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Core Balanced Strategy Trust Series NAV	Core Bond Trust Series II	Core Disciplined Diversification Trust Series II	Core Fundamental Holdings Trust Series II	Core Fundamental Holdings Trust Series III	Core Global Diversification Trust Series I
Total Assets
Investments at fair value	$3,447,571	$12,491,541	$175,397,592	$234,882,908	$22,757,038	$140,118

Net Assets
Contracts in accumulation	$3,447,571	$12,491,541	$175,397,592	$234,882,908	$22,757,038	$140,118
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$3,447,571	$12,491,541	$175,397,592	$234,882,908	$22,757,038	$140,118

Units outstanding	229,680	765,849	10,675,059	14,894,848	1,440,730	10,314
Unit value	$15.01	$16.31	$16.43	$15.77	$15.80	$13.58

Shares	239,249	903,874	10,873,998	15,143,966	1,468,196	9,347
Cost	$3,297,569	$12,629,112	$177,674,370	$228,726,841	$22,185,281	$152,470

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Core Global Diversification Trust Series II	Core Global Diversification Trust Series III	Core Strategy Trust Series II	Core Strategy Trust Series NAV	Disciplined Diversification Trust Series II	DWS Equity 500 Index
Total Assets
Investments at fair value	$265,930,096	$17,526,360	$598,757,634	$6,412,236	$198,300,614	$13,837,208

Net Assets
Contracts in accumulation	$265,930,096	$17,526,360	$598,748,673	$6,412,236	$198,300,614	$13,830,752
Contracts in payout (annuitization)	—	—	8,961	—	—	6,456

Total net assets	$265,930,096	$17,526,360	$598,757,634	$6,412,236	$198,300,614	$13,837,208

Units outstanding	17,280,824	1,137,857	44,896,481	408,019	16,151,400	710,117
Unit value	$15.39	$15.40	$13.34	$15.72	$12.28	$19.49

Shares	17,728,673	1,169,984	48,131,643	517,116	16,876,648	1,049,864
Cost	$276,733,413	$18,178,967	$549,659,473	$5,909,168	$153,816,961	$13,485,712

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Equity-Income Trust Series I	Equity-Income Trust Series II	Financial Services Trust Series I	Financial Services Trust Series II	Founding Allocation Trust Series I	Founding Allocation Trust Series II
Total Assets
Investments at fair value	$230,737,403	$149,902,087	$10,688,713	$19,379,635	$43,410,955	$1,072,795,234

Net Assets
Contracts in accumulation	$230,189,352	$149,901,984	$10,688,713	$19,364,875	$43,410,955	$1,072,795,234
Contracts in payout (annuitization)	548,051	103	—	14,760	—	—

Total net assets	$230,737,403	$149,902,087	$10,688,713	$19,379,635	$43,410,955	$1,072,795,234

Units outstanding	8,654,302	10,066,027	890,859	1,537,314	3,582,202	103,682,609
Unit value	$26.66	$14.89	$12.00	$12.61	$12.12	$10.35

Shares	17,091,659	11,128,588	1,016,037	1,849,202	4,564,769	112,688,575
Cost	$260,762,900	$152,463,283	$10,195,871	$17,764,916	$36,531,039	$1,196,329,339

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Fundamental All Cap Core Trust Series II (a)	Fundamental Holdings Trust Series II (b)	Fundamental Holdings Trust Series III (c)	Fundamental Large Cap Value Trust Series II (d)	Fundamental Value Trust Series I	Fundamental Value Trust Series II
Total Assets
Investments at fair value	$53,547,798	$918,854,680	$59,987,095	$10,772,023	$272,913,215	$240,692,376

Net Assets
Contracts in accumulation	$53,547,798	$918,854,680	$59,987,095	$10,766,926	$272,375,296	$240,692,255
Contracts in payout (annuitization)	—	—	—	5,097	537,919	121

Total net assets	$53,547,798	$918,854,680	$59,987,095	$10,772,023	$272,913,215	$240,692,376

Units outstanding	3,148,239	81,569,528	4,845,753	790,639	19,834,197	16,833,144
Unit value	$17.01	$11.26	$12.38	$13.62	$13.76	$14.30

Shares	4,294,130	91,156,218	5,957,010	1,079,361	19,993,642	17,659,015
Cost	$65,620,481	$800,899,254	$49,598,088	$13,352,969	$212,699,489	$234,771,868

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.
(c)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series III.
(d)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Global Allocation	Global Bond Trust Series I	Global Bond Trust Series II	Global Diversification Trust Series II (e)	Global Trust Series I	Global Trust Series II
Total Assets
Investments at fair value	$815,817	$66,430,442	$158,254,012	$694,417,742	$129,703,544	$24,513,020

Net Assets
Contracts in accumulation	$815,817	$66,388,413	$158,213,350	$694,417,742	$129,566,107	$24,446,048
Contracts in payout (annuitization)	—	42,029	40,662	—	137,437	66,972

Total net assets	$815,817	$66,430,442	$158,254,012	$694,417,742	$129,703,544	$24,513,020

Units outstanding	52,261	2,267,826	7,392,527	62,998,496	7,964,742	1,747,057
Unit value	$15.61	$29.29	$21.41	$11.02	$16.28	$14.03

Shares	54,937	5,021,198	12,043,684	72,561,937	9,744,819	1,847,251
Cost	$708,769	$63,986,820	$147,271,829	$659,730,894	$127,834,805	$30,564,955

(e)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Health Sciences Trust Series I	Health Sciences Trust Series II	High Yield Trust Series I	High Yield Trust Series II	International Core Trust Series I	International Core Trust Series II
Total Assets
Investments at fair value	$36,661,314	$50,177,591	$53,476,814	$74,295,321	$26,506,678	$20,647,111

Net Assets
Contracts in accumulation	$36,643,960	$50,177,402	$53,347,444	$74,234,209	$26,428,622	$20,626,213
Contracts in payout (annuitization)	17,354	189	129,370	61,112	78,056	20,898

Total net assets	$36,661,314	$50,177,591	$53,476,814	$74,295,321	$26,506,678	$20,647,111

Units outstanding	1,641,542	2,174,751	2,754,223	3,821,562	2,030,200	1,465,696
Unit value	$22.33	$23.07	$19.42	$19.44	$13.06	$14.09

Shares	2,159,088	3,022,746	9,794,288	13,410,708	3,082,172	2,381,443
Cost	$30,670,131	$40,912,925	$61,779,911	$83,253,156	$34,202,382	$24,866,138

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	International Equity Index Trust A Series I	International Equity Index Trust A Series II	International Equity Index Trust B Series NAV	International Opportunities Trust Series II	International Small Company Trust Series I	International Small Company Trust Series II
Total Assets
Investments at fair value	$21,371,853	$25,979,554	$18,585,904	$23,510,931	$30,513,668	$21,346,667

Net Assets
Contracts in accumulation	$21,337,613	$25,979,554	$18,570,660	$23,510,931	$30,502,322	$21,346,667
Contracts in payout (annuitization)	34,240	—	15,244	—	11,346	—

Total net assets	$21,371,853	$25,979,554	$18,585,904	$23,510,931	$30,513,668	$21,346,667

Units outstanding	1,315,181	1,659,110	2,029,313	1,850,109	2,491,631	1,754,705
Unit value	$16.25	$15.66	$9.16	$12.71	$12.25	$12.17

Shares	2,395,948	2,909,244	1,411,230	2,237,006	3,535,767	2,473,542
Cost	$28,934,983	$34,500,821	$24,843,308	$25,357,751	$32,246,823	$23,039,526

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Large Cap Trust Series I	Large Cap Trust Series II
Total Assets
Investments at fair value	$87,970,288	$89,100,478	$191,212,823	$116,852,689	$102,934,732	$8,074,486

Net Assets
Contracts in accumulation	$87,857,070	$89,061,592	$190,857,014	$116,852,689	$102,749,006	$8,074,361
Contracts in payout (annuitization)	113,218	38,886	355,809	—	185,726	125

Total net assets	$87,970,288	$89,100,478	$191,212,823	$116,852,689	$102,934,732	$8,074,486

Units outstanding	5,832,631	5,396,627	10,391,724	6,440,389	7,956,318	638,772
Unit value	$15.08	$16.51	$18.40	$18.14	$12.94	$12.64

Shares	8,582,467	8,701,219	16,329,020	9,970,366	8,628,226	678,528
Cost	$120,540,732	$116,340,008	$183,954,898	$112,594,382	$129,664,804	$8,887,136

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Lifestyle Aggressive Trust Series I	Lifestyle Aggressive Trust Series II	Lifestyle Balanced Trust Series I	Lifestyle Balanced Trust Series II	Lifestyle Balanced Trust Series NAV	Lifestyle Balanced PS Series II
Total Assets
Investments at fair value	$84,680,761	$154,321,368	$667,591,079	$8,941,847,695	$70,082	$67,246,967

Net Assets
Contracts in accumulation	$84,680,734	$154,321,368	$667,445,243	$8,941,482,355	$70,082	$67,246,967
Contracts in payout (annuitization)	27	—	145,836	365,340	—	—

Total net assets	$84,680,761	$154,321,368	$667,591,079	$8,941,847,695	$70,082	$67,246,967

Units outstanding	5,509,887	10,061,001	40,214,740	560,278,678	5,040	5,516,463
Unit value	$15.37	$15.34	$16.60	$15.96	$13.90	$12.19

Shares	11,054,930	20,199,132	58,509,297	787,134,480	6,131	5,698,896
Cost	$95,050,182	$175,853,591	$663,730,308	$9,462,984,696	$73,236	$67,198,183

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Lifestyle Conservative Trust Series I	Lifestyle Conservative Trust Series II	Lifestyle Conservative PS Series II	Lifestyle Growth Trust Series I	Lifestyle Growth Trust Series II	Lifestyle Growth Trust Series NAV
Total Assets
Investments at fair value	$213,262,793	$2,309,441,215	$27,159,953	$565,280,516	$11,115,622,548	$150,054

Net Assets
Contracts in accumulation	$213,133,160	$2,309,441,215	$27,159,953	$564,514,459	$11,115,497,002	$150,054
Contracts in payout (annuitization)	129,633	—	—	766,057	125,546	—

Total net assets	$213,262,793	$2,309,441,215	$27,159,953	$565,280,516	$11,115,622,548	$150,054

Units outstanding	11,272,969	136,960,732	2,167,186	37,272,775	737,881,259	10,695
Unit value	$18.92	$16.86	$12.53	$15.17	$15.06	$14.03

Shares	16,979,522	184,755,297	2,197,407	51,765,615	1,019,781,885	13,729
Cost	$206,526,606	$2,147,176,683	$27,262,017	$575,513,970	$12,402,496,731	$162,730

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Lifestyle Growth PS Series II	Lifestyle Moderate Trust Series I	Lifestyle Moderate Trust Series II	Lifestyle Moderate PS Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II
Total Assets
Investments at fair value	$86,636,774	$250,835,216	$2,801,217,563	$33,823,751	$32,479,603	$67,845,607

Net Assets:
Contracts in accumulation	$86,636,774	$249,216,056	$2,801,216,021	$33,823,751	$32,467,384	$67,838,278
Contracts in payout (annuitization)	—	1,619,160	1,542	—	12,219	7,329

Total net assets	$86,636,774	$250,835,216	$2,801,217,563	$33,823,751	$32,479,603	$67,845,607

Units outstanding	7,240,860	14,026,873	172,998,261	2,737,258	1,598,357	3,634,321
Unit value	$11.96	$17.88	$16.19	$12.36	$20.32	$18.67

Shares	7,573,145	21,185,407	237,592,669	2,809,281	1,939,081	4,060,180
Cost	$86,301,144	$240,608,507	$2,707,139,865	$33,768,316	$29,464,574	$62,823,621

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II
Total Assets
Investments at fair value	$146,328,413	$91,648,849	$62,544,716	$72,764,976	$172,108,862	$862,727,818

Net Assets:
Contracts in accumulation	$146,282,563	$91,648,692	$62,475,836	$72,764,976	$171,940,527	$862,490,068
Contracts in payout (annuitization)	45,850	157	68,880	—	168,335	237,750

Total net assets	$146,328,413	$91,648,849	$62,544,716	$72,764,976	$172,108,862	$862,727,818

Units outstanding	10,034,053	4,954,305	3,837,466	4,560,322	11,390,735	69,705,609
Unit value	$14.58	$18.50	$16.30	$15.96	$15.11	$12.38

Shares	11,405,176	7,308,520	5,962,318	6,929,998	172,108,862	862,727,818
Cost	$154,964,329	$92,312,465	$46,690,480	$54,187,966	$172,108,862	$862,727,818

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Money Market Trust B Series NAV	Mutual Shares Trust Series I	Natural Resources Trust Series II	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II
Total Assets
Investments at fair value	$26,096,103	$188,918,007	$112,991,152	$30,376,268	$48,038,719	$65,290,676

Net Assets:
Contracts in accumulation	$26,096,103	$188,918,007	$112,870,367	$30,376,268	$47,916,528	$65,273,278
Contracts in payout (annuitization)	—	—	120,785	—	122,191	17,398

Total net assets	$26,096,103	$188,918,007	$112,991,152	$30,376,268	$48,038,719	$65,290,676

Units outstanding	2,115,716	16,468,800	3,724,461	1,756,050	1,503,572	2,548,635
Unit value	$12.33	$11.47	$30.34	$17.30	$31.95	$25.62

Shares	26,096,103	19,576,996	11,287,827	2,887,478	3,918,329	5,316,830
Cost	$26,096,103	$160,813,673	$110,710,998	$31,582,037	$39,110,618	$50,834,994

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Real Return Bond Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I
Total Assets
Investments at fair value	$70,205,378	$84,727,993	$40,401,799	$66,861,476	$68,362,543	$424,924

Net Assets:
Contracts in accumulation	$70,185,516	$84,632,916	$40,401,395	$66,732,308	$68,308,985	$424,924
Contracts in payout (annuitization)	19,862	95,077	404	129,168	53,558	—

Total net assets	$70,205,378	$84,727,993	$40,401,799	$66,861,476	$68,362,543	$424,924

Units outstanding	3,908,706	6,739,121	2,616,253	5,231,293	5,380,775	34,417
Unit value	$17.96	$12.57	$15.44	$12.78	$12.70	$12.35

Shares	5,684,646	5,431,282	2,632,039	5,171,035	5,283,040	46,288
Cost	$68,285,484	$67,518,733	$36,357,752	$66,932,807	$68,656,954	$447,845

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series I
Total Assets
Investments at fair value	$29,742,857	$14,214,204	$52,725,591	$24,199,516	$27,349,378	$540,996

Net Assets:
Contracts in accumulation	$29,742,857	$14,208,127	$52,706,035	$24,193,890	$27,349,378	$540,996
Contracts in payout (annuitization)	—	6,077	19,556	5,626	—	—

Total net assets	$29,742,857	$14,214,204	$52,725,591	$24,199,516	$27,349,378	$540,996

Units outstanding	1,815,256	866,839	3,111,625	1,177,261	1,417,597	34,772
Unit value	$16.38	$16.40	$16.94	$20.56	$19.29	$15.56

Shares	3,293,783	1,080,928	4,018,719	1,277,694	1,456,304	28,579
Cost	$31,126,050	$13,708,467	$55,659,760	$22,129,354	$25,163,387	$484,630

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Small Cap Value Trust Series II	Small Company Value Trust Series I	Small Company Value Trust Series II	Smaller Company Growth Trust Series I	Smaller Company Growth Trust Series II	Strategic Income Opportunities Trust Series I
Total Assets
Investments at fair value	$42,338,820	$61,600,571	$66,733,706	$28,212,232	$17,932,818	$60,231,881

Net Assets:
Contracts in accumulation	$42,335,221	$61,492,771	$66,733,706	$28,191,971	$17,932,818	$60,139,109
Contracts in payout (annuitization)	3,599	107,800	—	20,261	—	92,772

Total net assets	$42,338,820	$61,600,571	$66,733,706	$28,212,232	$17,932,818	$60,231,881

Units outstanding	2,404,445	2,555,362	3,365,332	1,905,008	1,220,551	3,257,094
Unit value	$17.61	$24.11	$19.83	$14.81	$14.69	$18.49

Shares	2,241,335	3,664,519	4,005,625	1,726,575	1,102,202	4,724,069
Cost	$35,879,101	$58,372,533	$62,497,437	$24,063,141	$15,803,494	$68,586,620

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Strategic Income Opportunities Trust Series II	Total Bond Market Trust A Series II	Total Bond Market Trust A Series NAV	Total Return Trust Series I	Total Return Trust Series II	Total Stock Market Index Trust Series I
Total Assets
Investments at fair value	$64,717,591	$123,394,326	$121,073,925	$189,221,280	$261,574,673	$11,170,298

Net Assets:
Contracts in accumulation	$64,717,591	$123,394,326	$121,073,925	$189,062,569	$261,431,177	$11,113,337
Contracts in payout (annuitization)	—	—	—	158,711	143,496	56,961

Total net assets	$64,717,591	$123,394,326	$121,073,925	$189,221,280	$261,574,673	$11,170,298

Units outstanding	3,621,316	8,743,114	8,368,879	8,767,112	14,095,275	939,942
Unit value	$17.87	$14.11	$14.47	$21.58	$18.56	$11.88

Shares	5,063,974	8,622,944	8,466,708	13,701,758	18,954,686	963,787
Cost	$73,470,660	$125,062,081	$118,874,738	$191,444,131	$269,235,152	$10,869,530

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II	Utilities Trust Series I	Utilities Trust Series II	Value Opportunities
Total Assets
Investments at fair value	$33,255,972	$3,160,339	$125,370,120	$20,484,058	$25,252,541	$3,696,319

Net Assets:
Contracts in accumulation	$33,198,843	$3,160,339	$125,370,120	$20,442,047	$25,252,541	$3,696,319
Contracts in payout (annuitization)	57,129	—	—	42,011	—	—

Total net assets	$33,255,972	$3,160,339	$125,370,120	$20,484,058	$25,252,541	$3,696,319

Units outstanding	2,152,454	255,222	10,257,684	987,339	819,333	111,299
Unit value	$15.45	$12.38	$12.22	$20.75	$30.82	$33.21

Shares	2,874,328	259,044	10,276,239	1,718,461	2,132,816	215,780
Cost	$34,565,579	$3,205,710	$126,987,563	$19,005,202	$23,983,892	$3,978,845

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Value Trust Series I	Value Trust Series II
Total Assets
Investments at fair value	$88,763,544	$26,357,646

Net Assets:
Contracts in accumulation	$88,549,466	$26,357,646
Contracts in payout (annuitization)	214,078	—

Total net assets	$88,763,544	$26,357,646

Units outstanding	4,432,785	1,383,853
Unit value	$20.02	$19.05

Shares	5,353,652	1,593,570
Cost	$79,669,162	$22,206,251

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Trust B Series NAV		500 Index Trust Series I		500 Index Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$816,025	$838,831	$676,815	$712,647	$551,168	$520,250
Expenses:
Mortality and expense risk and administrative charges	(740,169)	(760,459)	(753,898)	(778,909)	(698,972)	(718,132)

Net investment income (loss)	75,856	78,372	(77,083)	(66,262)	(147,804)	(197,882)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	112,524	—	100,509	—
Net realized gain (loss)	(1,615,029)	(2,599,082)	(180)	(622,386)	735,692	(34,566)

Realized gains (losses)	(1,615,029)	(2,599,082)	112,344	(622,386)	836,201	(34,566)

Unrealized appreciation (depreciation) during the period	1,783,673	8,516,018	242,975	6,898,924	(633,468)	5,442,075

Net increase (decrease) in contract owners’ equity from operations	244,500	5,995,308	278,236	6,210,276	54,929	5,209,627

Changes from principal transactions:
Purchase payments	249,498	239,256	84,377	358,643	166,473	121,729
Transfers between sub-accounts and the company	(1,411,004)	(2,081,827)	(9,392,573)	4,795,947	(141,763)	(1,296,032)
Withdrawals	(4,997,612)	(4,249,603)	(5,970,773)	(5,465,486)	(5,220,298)	(3,779,084)
Annual contract fee	(262,905)	(288,659)	(180,880)	(192,529)	(182,052)	(205,816)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,422,023)	(6,380,833)	(15,459,849)	(503,425)	(5,377,640)	(5,159,203)

Total increase (decrease) in contract owners’ equity	(6,177,523)	(385,525)	(15,181,613)	5,706,851	(5,322,711)	50,424
Contract owners’ equity at beginning of period	50,458,534	50,844,059	58,263,082	52,556,231	45,975,780	45,925,356

Contract owners’ equity at end of period	$44,281,011	$50,458,534	$43,081,469	$58,263,082	$40,653,069	$45,975,780

	2011	2010	2011	2010	2011	2010
Units, beginning of period	4,739,633	5,401,407	5,409,423	5,498,354	3,263,175	3,663,218
Units issued	166,163	93,957	484,053	851,694	471,449	143,192
Units redeemed	758,802	755,731	1,913,838	940,625	838,296	543,235

Units, end of period	4,146,994	4,739,633	3,979,638	5,409,423	2,896,328	3,263,175

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Trust Series NAV		Active Bond Trust Series I		Active Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$2,638,950	$1,656,401	$2,911,220	$4,535,404	$13,425,048	$21,507,470
Expenses:
Mortality and expense risk and administrative charges	(1,283,622)	(739,998)	(848,312)	(945,422)	(4,711,953)	(5,056,034)

Net investment income (loss)	1,355,328	916,403	2,062,908	3,589,982	8,713,095	16,451,436

Realized gains (losses) on investments:
Capital gain distributions received	365,306	—	—	—	—	—
Net realized gain (loss)	2,637,843	2,156,905	856,627	382,045	3,600,357	1,185,687

Realized gains (losses)	3,003,149	2,156,905	856,627	382,045	3,600,357	1,185,687

Unrealized appreciation (depreciation) during the period	(2,907,125)	10,869,867	(417,179)	3,422,104	(290,331)	17,181,260

Net increase (decrease) in contract owners’ equity from operations	1,451,352	13,943,175	2,502,356	7,394,131	12,023,121	34,818,383

Changes from principal transactions:
Purchase payments	14,447,302	30,990,275	154,995	99,144	1,045,616	1,233,293
Transfers between sub-accounts and the company	33,448,722	30,778,523	(2,222,273)	(2,985,315)	(25,879,031)	(5,292,300)
Withdrawals	(5,371,327)	(2,349,485)	(8,611,150)	(10,037,023)	(43,400,407)	(32,022,618)
Annual contract fee	(1,603,776)	(1,543,904)	(115,455)	(104,966)	(1,068,814)	(1,211,209)

Net increase (decrease) in contract owners’ equity from principal transactions	40,920,921	57,875,409	(10,793,883)	(13,028,160)	(69,302,636)	(37,292,834)

Total increase (decrease) in contract owners’ equity	42,372,273	71,818,584	(8,291,527)	(5,634,029)	(57,279,515)	(2,474,451)
Contract owners’ equity at beginning of period	119,890,068	48,071,484	61,015,971	66,650,000	315,367,714	317,842,165

Contract owners’ equity at end of period	$162,262,341	$119,890,068	$52,724,444	$61,015,971	$258,088,199	$315,367,714

	2011	2010	2011	2010	2011	2010
Units, beginning of period	6,829,358	3,111,404	3,774,999	4,629,413	19,948,130	22,493,252
Units issued	2,909,938	4,244,472	255,679	382,702	1,009,302	2,103,112
Units redeemed	563,762	526,518	903,145	1,237,116	5,259,105	4,648,234

Units, end of period	9,175,534	6,829,358	3,127,533	3,774,999	15,698,327	19,948,130

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Core Trust Series I		All Cap Core Trust Series II		All Cap Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$438,950	$487,384	$58,696	$60,669	$80,704	$94,675
Expenses:
Mortality and expense risk and administrative charges	(671,429)	(703,161)	(116,072)	(120,042)	(374,489)	(397,680)

Net investment income (loss)	(232,479)	(215,777)	(57,376)	(59,373)	(293,785)	(303,005)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	2,526,093	1,844,254	(179,075)	(460,694)	(220,417)	(1,913,701)

Realized gains (losses)	2,526,093	1,844,254	(179,075)	(460,694)	(220,417)	(1,913,701)

Unrealized appreciation (depreciation) during the period	(2,683,184)	3,468,174	152,596	1,270,654	(864,028)	6,263,750

Net increase (decrease) in contract owners’ equity from operations	(389,570)	5,096,651	(83,855)	750,587	(1,378,230)	4,047,044

Changes from principal transactions:
Purchase payments	112,755	160,273	21,987	35,023	189,498	233,481
Transfers between sub-accounts and the company	(2,502,609)	(2,391,553)	(180,601)	(333,163)	(231,849)	(2,439,017)
Withdrawals	(5,570,958)	(4,968,989)	(841,918)	(898,573)	(3,479,722)	(3,059,664)
Annual contract fee	(125,263)	(116,785)	(36,948)	(40,365)	(73,139)	(88,840)

Net increase (decrease) in contract owners’ equity from principal transactions	(8,086,075)	(7,317,054)	(1,037,480)	(1,237,078)	(3,595,212)	(5,354,040)

Total increase (decrease) in contract owners’ equity	(8,475,645)	(2,220,403)	(1,121,335)	(486,491)	(4,973,442)	(1,306,996)
Contract owners’ equity at beginning of period	49,057,091	51,277,494	7,783,465	8,269,956	27,158,761	28,465,757

Contract owners’ equity at end of period	$40,581,446	$49,057,091	$6,662,130	$7,783,465	$22,185,319	$27,158,761

	2011	2010	2011	2010	2011	2010
Units, beginning of period	3,182,657	3,691,104	501,289	591,460	1,571,151	1,909,806
Units issued	126,252	67,222	17,016	30,073	164,877	114,738
Units redeemed	664,665	575,669	83,837	120,244	368,995	453,393

Units, end of period	2,644,244	3,182,657	434,468	501,289	1,367,033	1,571,151

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Value Trust Series II		American Asset Allocation Trust Series I		American Asset Allocation Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$37,796	$41,212	$2,054,870	$2,397,153	$16,398,842	$18,037,300
Expenses:
Mortality and expense risk and administrative charges	(436,944)	(439,882)	(2,156,946)	(2,295,646)	(19,116,184)	(18,993,914)

Net investment income (loss)	(399,148)	(398,670)	(102,076)	101,507	(2,717,342)	(956,614)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	57,883	—	465,475
Net realized gain (loss)	(838,277)	(3,068,061)	7,678,808	5,035,545	(20,447,507)	(28,011,105)

Realized gains (losses)	(838,277)	(3,068,061)	7,678,808	5,093,428	(20,447,507)	(27,545,630)

Unrealized appreciation (depreciation) during the period	(409,300)	7,603,668	(8,085,666)	10,105,123	15,921,828	151,470,441

Net increase (decrease) in contract owners’ equity from operations	(1,646,725)	4,136,937	(508,934)	15,300,058	(7,243,021)	122,968,197

Changes from principal transactions:
Purchase payments	134,247	147,738	413,080	351,991	18,812,260	32,571,132
Transfers between sub-accounts and the company	404,756	(1,065,995)	(5,978,740)	(3,720,762)	(64,007,221)	(58,380,645)
Withdrawals	(3,222,582)	(2,723,675)	(19,070,246)	(19,273,614)	(72,179,276)	(48,930,899)
Annual contract fee	(103,277)	(109,496)	(258,564)	(265,405)	(8,612,943)	(8,351,638)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,786,856)	(3,751,428)	(24,894,470)	(22,907,790)	(125,987,180)	(83,092,050)

Total increase (decrease) in contract owners’ equity	(4,433,581)	385,509	(25,403,404)	(7,607,732)	(133,230,201)	39,876,147
Contract owners’ equity at beginning of period	28,706,450	28,320,941	158,613,499	166,221,231	1,311,936,504	1,272,060,357

Contract owners’ equity at end of period	$24,272,869	$28,706,450	$133,210,095	$158,613,499	$1,178,706,303	$1,311,936,504

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,558,406	1,786,802	13,636,502	15,780,832	113,271,349	121,061,600
Units issued	137,374	119,576	311,055	301,046	1,159,267	2,682,915
Units redeemed	295,951	347,972	2,435,955	2,445,376	12,023,913	10,473,166

Units, end of period	1,399,829	1,558,406	11,511,602	13,636,502	102,406,703	113,271,349

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series III		American Blue-Chip Income & Growth Trust Series II		American Blue-Chip Income & Growth Trust Series III
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$2,753,547	$2,792,653	$738,436	$798,431	$2,911,426	$2,384,966
Expenses:
Mortality and expense risk and administrative charges	(1,327,232)	(1,253,899)	(1,047,703)	(1,098,175)	(1,420,903)	(1,116,514)

Net investment income (loss)	1,426,315	1,538,754	(309,267)	(299,744)	1,490,523	1,268,452

Realized gains (losses) on investments:
Capital gain distributions received	—	52,532	—	—	—	—
Net realized gain (loss)	1,665,327	(1,563,796)	(6,658,249)	(6,734,093)	1,999,088	663,667

Realized gains (losses)	1,665,327	(1,511,264)	(6,658,249)	(6,734,093)	1,999,088	663,667

Unrealized appreciation (depreciation) during the period	(2,467,544)	15,881,882	5,087,264	13,632,671	(5,969,880)	13,682,768

Net increase (decrease) in contract owners’ equity from operations	624,098	15,909,372	(1,880,252)	6,598,834	(2,480,269)	15,614,887

Changes from principal transactions:
Purchase payments	2,214,297	4,113,553	291,957	538,351	9,400,983	18,055,346
Transfers between sub-accounts and the company	(1,783,375)	(4,598,047)	(1,533,459)	600,132	16,872,392	15,123,604
Withdrawals	(7,510,186)	(4,518,667)	(8,341,084)	(7,997,276)	(7,306,162)	(4,238,117)
Annual contract fee	(890,386)	(879,116)	(214,550)	(224,976)	(1,224,430)	(1,209,320)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,969,650)	(5,882,277)	(9,797,136)	(7,083,769)	17,742,783	27,731,513

Total increase (decrease) in contract owners’ equity	(7,345,552)	10,027,095	(11,677,388)	(484,935)	15,262,514	43,346,400
Contract owners’ equity at beginning of period	153,108,213	143,081,118	72,210,373	72,695,308	149,124,984	105,778,584

Contract owners’ equity at end of period	$145,762,661	$153,108,213	$60,532,985	$72,210,373	$164,387,498	$149,124,984

	2011	2010	2011	2010	2011	2010
Units, beginning of period	12,111,973	12,626,075	4,252,265	4,709,739	12,453,177	9,829,728
Units issued	235,164	474,094	284,260	349,933	2,233,788	3,391,769
Units redeemed	860,925	988,196	862,777	807,407	701,754	768,320

Units, end of period	11,486,212	12,111,973	3,673,748	4,252,265	13,985,211	12,453,177

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Bond Trust Series II		American Bond Trust Series III		American Global Growth Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$15,648,216	$—	$5,510,639	$1,227,624	$1,636,578
Expenses:
Mortality and expense risk and administrative charges	(8,187,393)	(10,347,653)	(1,605,485)	(1,452,767)	(2,576,452)	(2,715,387)

Net investment income (loss)	(8,187,393)	5,300,563	(1,605,485)	4,057,872	(1,348,828)	(1,078,809)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	3,115,818	(11,959,583)	17,282,070	424,634	(6,517,123)	(9,547,530)

Realized gains (losses)	3,115,818	(11,959,583)	17,282,070	424,634	(6,517,123)	(9,547,530)

Unrealized appreciation (depreciation) during the period	23,155,929	35,012,816	(7,425,132)	3,378,051	(9,175,822)	26,988,459

Net increase (decrease) in contract owners’ equity from operations	18,084,354	28,353,796	8,251,453	7,860,557	(17,041,773)	16,362,120

Changes from principal transactions:
Purchase payments	3,023,561	4,991,477	12,880,975	25,854,952	1,387,753	1,458,198
Transfers between sub-accounts and the company	(637,287,300)	4,292,648	(209,686,067)	35,222,989	(7,650,927)	(2,604,650)
Withdrawals	(50,305,953)	(51,297,658)	(8,386,214)	(5,741,850)	(14,434,731)	(11,702,528)
Annual contract fee	(2,635,638)	(3,466,997)	(1,500,253)	(1,657,355)	(962,213)	(1,047,485)

Net increase (decrease) in contract owners’ equity from principal transactions	(687,205,330)	(45,480,530)	(206,691,559)	53,678,736	(21,660,118)	(13,896,465)

Total increase (decrease) in contract owners’ equity	(669,120,976)	(17,126,734)	(198,440,106)	61,539,293	(38,701,891)	2,465,655
Contract owners’ equity at beginning of period	669,120,976	686,247,710	198,440,106	136,900,813	185,111,914	182,646,259

Contract owners’ equity at end of period	$—	$669,120,976	$—	$198,440,106	$146,410,023	$185,111,914

	2011	2010	2011	2010	2011	2010
Units, beginning of period	49,794,966	53,291,427	15,087,396	10,975,912	15,211,203	16,434,740
Units issued	1,767,254	6,977,413	2,509,010	5,227,837	1,309,614	1,738,818
Units redeemed	51,562,220	10,473,874	17,596,406	1,116,353	3,040,089	2,962,355

Units, end of period	—	49,794,966	—	15,087,396	13,480,728	15,211,203

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series III		American Global Small Capitalization Trust Series II		American Global Small Capitalization Trust Series III
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$46,800	$43,346	$414,801	$750,866	$444,509	$505,658
Expenses:
Mortality and expense risk and administrative charges	(33,638)	(26,378)	(927,410)	(1,027,062)	(296,255)	(286,372)

Net investment income (loss)	13,162	16,968	(512,609)	(276,196)	148,254	219,286

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	202,086	—	103,449
Net realized gain (loss)	91,195	15,098	3,304,390	(6,181,846)	904,405	2,048,649

Realized gains (losses)	91,195	15,098	3,304,390	(5,979,760)	904,405	2,152,098

Unrealized appreciation (depreciation) during the period	(463,722)	287,626	(15,597,882)	18,353,800	(7,836,180)	4,180,817

Net increase (decrease) in contract owners’ equity from operations	(359,365)	319,692	(12,806,101)	12,097,844	(6,783,521)	6,552,201

Changes from principal transactions:
Purchase payments	242,681	464,056	485,632	586,857	772,630	1,201,330
Transfers between sub-accounts and the company	389,463	278,340	(5,191,808)	(2,286,560)	6,048,066	(2,918,837)
Withdrawals	(137,832)	(58,797)	(5,980,274)	(5,999,366)	(1,627,975)	(1,075,417)
Annual contract fee	(7,769)	(12,356)	(312,391)	(341,425)	(202,675)	(198,223)

Net increase (decrease) in contract owners’ equity from principal transactions	486,543	671,243	(10,998,841)	(8,040,494)	4,990,046	(2,991,147)

Total increase (decrease) in contract owners’ equity	127,178	990,935	(23,804,942)	4,057,350	(1,793,475)	3,561,054
Contract owners’ equity at beginning of period	3,306,132	2,315,197	73,719,025	69,661,675	34,259,379	30,698,325

Contract owners’ equity at end of period	$3,433,310	$3,306,132	$49,914,083	$73,719,025	$32,465,904	$34,259,379

	2011	2010	2011	2010	2011	2010
Units, beginning of period	253,969	196,896	6,333,479	7,182,756	2,736,959	2,977,421
Units issued	58,844	65,040	936,004	1,511,368	667,076	225,051
Units redeemed	20,313	7,967	1,854,866	2,360,645	163,616	465,513

Units, end of period	292,500	253,969	5,414,617	6,333,479	3,240,419	2,736,959

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series II		American Growth Trust Series III		American Growth-Income Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$728,342	$1,825,584	$607,022	$569,616	$1,482,847	$1,630,660
Expenses:
Mortality and expense risk and administrative charges	(14,458,605)	(15,363,840)	(852,044)	(661,923)	(2,069,207)	(2,313,731)

Net investment income (loss)	(13,730,263)	(13,538,256)	(245,022)	(92,307)	(586,360)	(683,071)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(57,442,210)	(70,523,157)	1,575,462	734,983	9,893,268	7,066,190

Realized gains (losses)	(57,442,210)	(70,523,157)	1,575,462	734,983	9,893,268	7,066,190

Unrealized appreciation (depreciation) during the period	21,558,684	234,430,506	(6,019,279)	12,977,809	(13,830,446)	6,943,457

Net increase (decrease) in contract owners’ equity from operations	(49,613,789)	150,369,093	(4,688,839)	13,620,485	(4,523,538)	13,326,576

Changes from principal transactions:
Purchase payments	4,880,511	6,307,068	6,097,421	11,616,297	583,228	586,509
Transfers between sub-accounts and the company	(35,311,318)	(76,522,578)	12,534,500	5,083,817	(11,339,359)	(9,486,823)
Withdrawals	(103,207,246)	(89,039,776)	(4,157,395)	(2,437,031)	(18,584,020)	(18,246,136)
Annual contract fee	(3,761,014)	(4,143,690)	(726,942)	(717,445)	(377,282)	(436,865)

Net increase (decrease) in contract owners’ equity from principal transactions	(137,399,067)	(163,398,976)	13,747,584	13,545,638	(29,717,433)	(27,583,315)

Total increase (decrease) in contract owners’ equity	(187,012,856)	(13,029,883)	9,058,745	27,166,123	(34,240,971)	(14,256,739)
Contract owners’ equity at beginning of period	1,000,428,219	1,013,458,102	88,814,802	61,648,679	155,150,297	169,407,036

Contract owners’ equity at end of period	$813,415,363	$1,000,428,219	$97,873,547	$88,814,802	$120,909,326	$155,150,297

	2011	2010	2011	2010	2011	2010
Units, beginning of period	54,531,045	64,065,633	7,318,175	5,974,669	9,001,189	10,752,046
Units issued	3,422,844	2,093,565	1,595,755	2,025,826	222,757	231,184
Units redeemed	10,397,618	11,628,153	410,986	682,320	1,955,244	1,982,041

Units, end of period	47,556,271	54,531,045	8,502,944	7,318,175	7,268,702	9,001,189

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series II		American Growth-Income Trust Series III		American High-Income Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$7,466,996	$7,553,608	$1,224,925	$1,109,819	$3,515,007	$3,689,940
Expenses:
Mortality and expense risk and administrative charges	(11,774,200)	(12,507,002)	(701,108)	(650,772)	(822,433)	(795,156)

Net investment income (loss)	(4,307,204)	(4,953,394)	523,817	459,047	2,692,574	2,894,784

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(32,872,574)	(36,129,973)	1,720,408	(255,463)	2,431,866	612,991

Realized gains (losses)	(32,872,574)	(36,129,973)	1,720,408	(255,463)	2,431,866	612,991

Unrealized appreciation (depreciation) during the period	12,726,531	113,748,836	(3,994,362)	7,844,966	(5,205,314)	2,684,036

Net increase (decrease) in contract owners’ equity from operations	(24,453,247)	72,665,469	(1,750,137)	8,048,550	(80,874)	6,191,811

Changes from principal transactions:
Purchase payments	3,891,239	5,266,463	1,977,137	3,421,036	374,281	356,499
Transfers between sub-accounts and the company	(27,965,351)	(21,929,780)	665,706	815,918	(1,579,269)	1,837,274
Withdrawals	(79,911,512)	(68,359,852)	(3,781,107)	(2,457,034)	(7,165,170)	(4,678,177)
Annual contract fee	(3,263,500)	(3,562,810)	(450,689)	(442,645)	(238,415)	(239,596)

Net increase (decrease) in contract owners’ equity from principal transactions	(107,249,124)	(88,585,979)	(1,588,953)	1,337,275	(8,608,573)	(2,724,000)

Total increase (decrease) in contract owners’ equity	(131,702,371)	(15,920,510)	(3,339,090)	9,385,825	(8,689,447)	3,467,811
Contract owners’ equity at beginning of period	804,948,801	820,869,311	79,059,574	69,673,749	57,072,545	53,604,734

Contract owners’ equity at end of period	$673,246,430	$804,948,801	$75,720,484	$79,059,574	$48,383,098	$57,072,545

	2011	2010	2011	2010	2011	2010
Units, beginning of period	50,327,529	55,869,154	6,612,997	6,435,982	4,169,615	4,417,794
Units issued	2,178,116	3,013,396	465,422	785,293	748,110	1,403,096
Units redeemed	8,628,978	8,555,021	573,757	608,278	1,375,266	1,651,275

Units, end of period	43,876,667	50,327,529	6,504,662	6,612,997	3,542,459	4,169,615

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American High-Income Bond Trust Series III		American International Trust Series II		American International Trust Series III
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$3,156,961	$2,874,730	$7,088,422	$9,145,819	$870,152	$612,760
Expenses:
Mortality and expense risk and administrative charges	(376,356)	(289,781)	(9,140,501)	(9,979,521)	(358,454)	(190,745)

Net investment income (loss)	2,780,605	2,584,949	(2,052,079)	(833,702)	511,698	422,015

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	375,728	229,846	(55,633,737)	(58,109,656)	76,662	217,544

Realized gains (losses)	375,728	229,846	(55,633,737)	(58,109,656)	76,662	217,544

Unrealized appreciation (depreciation) during the period	(2,781,690)	1,440,573	(30,250,450)	90,886,409	(6,826,126)	2,100,483

Net increase (decrease) in contract owners’ equity from operations	374,643	4,255,368	(87,936,266)	31,943,051	(6,237,766)	2,740,042

Changes from principal transactions:
Purchase payments	1,298,184	11,167,911	2,921,082	3,756,929	4,837,780	10,215,126
Transfers between sub-accounts and the company	(6,802)	11,007,241	12,239,425	(10,054,963)	15,469,671	10,796,360
Withdrawals	(1,927,192)	(912,146)	(61,101,929)	(56,181,364)	(1,780,657)	(720,518)
Annual contract fee	(382,173)	(554,743)	(2,439,780)	(2,707,316)	(403,405)	(421,555)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,017,983)	20,708,263	(48,381,202)	(65,186,714)	18,123,389	19,869,413

Total increase (decrease) in contract owners’ equity	(643,340)	24,963,631	(136,317,468)	(33,243,663)	11,885,623	22,609,455
Contract owners’ equity at beginning of period	41,956,986	16,993,355	646,557,385	679,801,048	32,941,468	10,332,013

Contract owners’ equity at end of period	$41,313,646	$41,956,986	$510,239,917	$646,557,385	$44,827,091	$32,941,468

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,741,483	1,265,146	28,123,148	30,806,778	2,698,737	899,512
Units issued	150,376	1,620,319	2,789,617	2,787,206	1,672,674	1,971,903
Units redeemed	217,292	143,982	4,331,151	5,470,836	59,745	172,678

Units, end of period	2,674,567	2,741,483	26,581,614	28,123,148	4,311,666	2,698,737

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American New World Trust Series II		American New World Trust Series III		Balanced Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$773,176	$850,476	$48,041	$37,654	$9,181	$3,365
Expenses:
Mortality and expense risk and administrative charges	(1,138,806)	(1,147,147)	(26,799)	(20,130)	(5,230)	(2,638)

Net investment income (loss)	(365,630)	(296,671)	21,242	17,524	3,951	727

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	2,899	3,885
Net realized gain (loss)	5,947,633	(742,378)	154,143	11,446	4,065	2,829

Realized gains (losses)	5,947,633	(742,378)	154,143	11,446	6,964	6,714

Unrealized appreciation (depreciation) during the period	(17,568,493)	12,004,476	(613,980)	333,825	(10,150)	28,125

Net increase (decrease) in contract owners’ equity from operations	(11,986,490)	10,965,427	(438,595)	362,795	765	35,566

Changes from principal transactions:
Purchase payments	576,707	647,156	213,811	520,852	114,348	185,558
Transfers between sub-accounts and the company	(7,928,011)	11,291,607	429,418	310,756	202,595	141,413
Withdrawals	(8,388,490)	(6,792,739)	(250,317)	(27,916)	(10,274)	(18,398)
Annual contract fee	(262,438)	(271,988)	(6,982)	(14,942)	(4,063)	(6,861)

Net increase (decrease) in contract owners’ equity from principal transactions	(16,002,232)	4,874,036	385,930	788,750	302,606	301,712

Total increase (decrease) in contract owners’ equity	(27,988,722)	15,839,463	(52,665)	1,151,545	303,371	337,278
Contract owners’ equity at beginning of period	88,318,846	72,479,383	2,680,931	1,529,386	444,462	107,184

Contract owners’ equity at end of period	$60,330,124	$88,318,846	$2,628,266	$2,680,931	$747,833	$444,462

	2011	2010	2011	2010	2011	2010
Units, beginning of period	6,201,476	5,873,612	198,213	131,950	26,947	7,249
Units issued	1,007,107	2,579,671	61,736	71,306	20,456	21,165
Units redeemed	2,185,044	2,251,807	31,715	5,043	2,078	1,467

Units, end of period	5,023,539	6,201,476	228,234	198,213	45,325	26,947

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Basic Value Focus		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$112,455	$123,919	$17,276	$209,998	$—	$59,504
Expenses:
Mortality and expense risk and administrative charges	(117,665)	(132,123)	(3,557,256)	(3,686,113)	(1,849,458)	(1,762,976)

Net investment income (loss)	(5,210)	(8,204)	(3,539,980)	(3,476,115)	(1,849,458)	(1,703,472)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(666,550)	(333,517)	16,857,043	9,610,820	4,482,327	1,540,875

Realized gains (losses)	(666,550)	(333,517)	16,857,043	9,610,820	4,482,327	1,540,875

Unrealized appreciation (depreciation) during the period	323,942	1,251,800	(12,569,781)	27,027,492	(2,813,222)	14,973,031

Net increase (decrease) in contract owners’ equity from operations	(347,818)	910,079	747,282	33,162,197	(180,353)	14,810,434

Changes from principal transactions:
Purchase payments	7,920	1,164	691,023	593,162	656,424	626,783
Transfers between sub-accounts and the company	(540,352)	(506,357)	(12,145,560)	(9,401,345)	3,428,390	543,377
Withdrawals	(1,579,016)	(1,037,239)	(32,322,476)	(30,190,885)	(15,508,084)	(10,595,697)
Annual contract fee	(24,746)	(27,783)	(527,754)	(576,232)	(405,261)	(419,642)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,136,194)	(1,570,215)	(44,304,767)	(39,575,300)	(11,828,531)	(9,845,179)

Total increase (decrease) in contract owners’ equity	(2,484,012)	(660,136)	(43,557,485)	(6,413,103)	(12,008,884)	4,965,255
Contract owners’ equity at beginning of period	8,946,215	9,606,351	259,340,957	265,754,060	118,730,598	113,765,343

Contract owners’ equity at end of period	$6,462,203	$8,946,215	$215,783,472	$259,340,957	$106,721,714	$118,730,598

	2011	2010	2011	2010	2011	2010
Units, beginning of period	381,772	454,704	12,612,101	14,833,364	7,825,611	8,551,198
Units issued	3,575	5,059	475,012	355,590	1,206,488	974,158
Units redeemed	104,270	77,991	2,722,248	2,576,853	1,970,915	1,699,745

Units, end of period	281,077	381,772	10,364,865	12,612,101	7,061,184	7,825,611

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond PS Series II	Bond Trust Series I	Bond Trust Series II	Capital Appreciation Trust Series I
	2011	2011	2011	2011	2010
Income:
Dividend distributions received	$24,119	$5,464,585	$12,704,035	$108,993	$212,896
Expenses:
Mortality and expense risk and administrative charges	(13,244)	(331,842)	(1,448,716)	(2,357,431)	(2,116,985)

Net investment income (loss)	10,875	5,132,743	11,255,319	(2,248,438)	(1,904,089)

Realized gains (losses) on investments:
Capital gain distributions received	18,136	—	—	—	—
Net realized gain (loss)	(70,781)	(976)	12,828	4,694,620	(227,506)

Realized gains (losses)	(52,645)	(976)	12,828	4,694,620	(227,506)

Unrealized appreciation (depreciation) during the period	(21,553)	(3,807,669)	(8,668,027)	(3,903,461)	15,507,120

Net increase (decrease) in contract owners’ equity from operations	(63,323)	1,324,098	2,600,120	(1,457,279)	13,375,525

Changes from principal transactions:
Purchase payments	—	1,326,296	552,682	594,244	643,471
Transfers between sub-accounts and the company	2,296,588	226,514,397	564,825,231	(9,195,118)	68,089,013
Withdrawals	(1,451)	(1,766,821)	(8,026,615)	(20,896,272)	(15,708,180)
Annual contract fee	—	(242,415)	(604,549)	(486,042)	(403,107)

Net increase (decrease) in contract owners’ equity from principal transactions	2,295,137	225,831,457	556,746,749	(29,983,188)	52,621,197

Total increase (decrease) in contract owners’ equity	2,231,814	227,155,555	559,346,869	(31,440,467)	65,996,722
Contract owners’ equity at beginning of period	—	—	—	171,776,665	105,779,943

Contract owners’ equity at end of period	$2,231,814	$227,155,555	$559,346,869	$140,336,198	$171,776,665

	2011	2011	2011	2011	2010
Units, beginning of period	—	—	—	17,221,010	11,642,266
Units issued	1,042,966	18,105,745	45,488,749	697,784	8,571,709
Units redeemed	866,929	45,166	956,303	3,663,903	2,992,965

Units, end of period	176,037	18,060,579	44,532,446	14,254,891	17,221,010

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Allocation Plus Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$19,619	$14,737	$3,443,152	$3,838,839	$280,019	$228,276
Expenses:
Mortality and expense risk and administrative charges	(1,122,098)	(1,054,583)	(4,418,567)	(4,518,115)	(189,892)	(180,269)

Net investment income (loss)	(1,102,479)	(1,039,846)	(975,415)	(679,276)	90,127	48,007

Realized gains (losses) on investments:
Capital gain distributions received	—	—	4,423,251	33,307,897	1,092,070	327,402
Net realized gain (loss)	2,423,589	(203,880)	7,781,500	1,728,961	410,268	(93,532)

Realized gains (losses)	2,423,589	(203,880)	12,204,751	35,036,858	1,502,338	233,870

Unrealized appreciation (depreciation) during the period	(2,164,016)	7,025,083	(7,150,411)	482,838	(2,233,438)	1,593,693

Net increase (decrease) in contract owners’ equity from operations	(842,906)	5,781,357	4,078,925	34,840,420	(640,973)	1,875,570

Changes from principal transactions:
Purchase payments	317,944	431,889	6,050,841	8,641,189	267,579	837,289
Transfers between sub-accounts and the company	(803,030)	10,690,683	(24,376,467)	(32,062,885)	(361,078)	19,997
Withdrawals	(8,780,846)	(5,876,621)	(16,065,141)	(12,562,245)	(696,886)	(687,651)
Annual contract fee	(273,388)	(272,174)	(2,123,159)	(1,988,014)	(120,534)	(130,935)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,539,320)	4,973,777	(36,513,926)	(37,971,955)	(910,919)	38,700

Total increase (decrease) in contract owners’ equity	(10,382,226)	10,755,134	(32,435,001)	(3,131,535)	(1,551,892)	1,914,270
Contract owners’ equity at beginning of period	73,640,663	62,885,529	312,548,497	315,680,032	21,488,642	19,574,372

Contract owners’ equity at end of period	$63,258,437	$73,640,663	$280,113,496	$312,548,497	$19,936,750	$21,488,642

	2011	2010	2011	2010	2011	2010
Units, beginning of period	4,935,879	4,634,291	24,072,871	27,231,439	1,752,947	1,748,762
Units issued	530,200	1,406,705	322,607	657,410	48,798	145,582
Units redeemed	1,153,836	1,105,117	3,120,903	3,815,978	121,529	141,397

Units, end of period	4,312,243	4,935,879	21,274,575	24,072,871	1,680,216	1,752,947

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Allocation Plus Trust Series II		Core Allocation Trust Series I		Core Allocation Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$1,591,259	$1,336,666	$471,807	$219,307	$3,362,695	$1,335,651
Expenses:
Mortality and expense risk and administrative charges	(2,152,673)	(2,189,468)	(100,787)	(59,216)	(1,296,407)	(660,168)

Net investment income (loss)	(561,414)	(852,802)	371,020	160,091	2,066,288	675,483

Realized gains (losses) on investments:
Capital gain distributions received	7,456,587	2,403,701	85,502	45,609	664,257	298,015
Net realized gain (loss)	4,049,874	249,921	222,803	44,122	1,242,062	921,451

Realized gains (losses)	11,506,461	2,653,622	308,305	89,731	1,906,319	1,219,466

Unrealized appreciation (depreciation) during the period	(16,416,628)	10,375,671	(1,017,434)	545,721	(7,942,693)	2,837,341

Net increase (decrease) in contract owners’ equity from operations	(5,471,581)	12,176,491	(338,109)	795,543	(3,970,086)	4,732,290

Changes from principal transactions:
Purchase payments	2,156,497	3,570,698	565,273	2,773,093	10,182,990	18,818,407
Transfers between sub-accounts and the company	(7,515,807)	(6,558,293)	3,503,903	3,298,957	26,290,779	20,122,370
Withdrawals	(7,312,901)	(4,596,731)	(1,362,216)	(53,506)	(6,473,449)	(2,972,490)
Annual contract fee	(1,055,734)	(982,996)	(116,826)	(140,889)	(574,260)	(268,048)

Net increase (decrease) in contract owners’ equity from principal transactions	(13,727,945)	(8,567,322)	2,590,134	5,877,655	29,426,060	35,700,239

Total increase (decrease) in contract owners’ equity	(19,199,526)	3,609,169	2,252,025	6,673,198	25,455,974	40,432,529
Contract owners’ equity at beginning of period	152,253,507	148,644,338	10,233,844	3,560,646	68,382,212	27,949,683

Contract owners’ equity at end of period	$133,053,981	$152,253,507	$12,485,869	$10,233,844	$93,838,186	$68,382,212

	2011	2010	2011	2010	2011	2010
Units, beginning of period	12,998,029	13,789,949	629,232	240,937	4,170,840	1,858,723
Units issued	161,200	443,421	259,168	407,364	2,682,009	3,166,458
Units redeemed	1,335,563	1,235,341	102,331	19,069	944,682	854,341

Units, end of period	11,823,666	12,998,029	786,069	629,232	5,908,167	4,170,840

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Allocation Trust Series NAV	Core Balanced Trust Series I		Core Balanced Trust Series II
	2011	2011	2010	2011	2010
Income:
Dividend distributions received	$916	$483,529	$321,172	$2,680,429	$1,893,800
Expenses:
Mortality and expense risk and administrative charges	(276)	(216,271)	(103,084)	(2,177,683)	(1,147,194)

Net investment income (loss)	640	267,258	218,088	502,746	746,606

Realized gains (losses) on investments:
Capital gain distributions received	171	148,322	41,838	928,343	293,698
Net realized gain (loss)	(2)	370,775	88,520	3,045,291	1,682,090

Realized gains (losses)	169	519,097	130,358	3,973,634	1,975,788

Unrealized appreciation (depreciation) during the period	(1,908)	(879,078)	1,209,701	(6,467,799)	7,135,451

Net increase (decrease) in contract owners’ equity from operations	(1,099)	(92,723)	1,558,147	(1,991,419)	9,857,845

Changes from principal transactions:
Purchase payments	25,000	3,088,117	6,083,089	23,907,034	44,457,342
Transfers between sub-accounts and the company	—	6,940,080	6,931,427	32,640,822	30,874,182
Withdrawals	—	(1,152,186)	(285,084)	(7,663,790)	(3,025,004)
Annual contract fee	—	(272,167)	(268,082)	(974,664)	(418,616)

Net increase (decrease) in contract owners’ equity from principal transactions	25,000	8,603,844	12,461,350	47,909,402	71,887,904

Total increase (decrease) in contract owners’ equity	23,901	8,511,121	14,019,497	45,917,983	81,745,749
Contract owners’ equity at beginning of period	—	19,080,753	5,061,256	125,983,980	44,238,231

Contract owners’ equity at end of period	$23,901	$27,591,874	$19,080,753	$171,901,963	$125,983,980

	2011	2011	2010	2011	2010
Units, beginning of period	—	1,163,837	343,325	7,593,444	2,944,076
Units issued	1,731	648,168	854,229	4,335,801	5,797,356

Units redeemed	—	134,034	33,717	1,508,370	1,147,988

Units, end of period	1,731	1,677,971	1,163,837	10,420,875	7,593,444

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Balanced Trust Series NAV	Core Balanced Strategy Trust Series NAV		Core Bond Trust Series II		Core Diversified Growth & Income Trust Series II
	2011	2011	2010	2011	2010	2011
Income:
Dividend distributions received	$6,147	$89,160	$87,134	$350,757	$319,807	$84
Expenses:
Mortality and expense risk and administrative charges	(3,753)	(56,630)	(52,917)	(171,656)	(201,348)	(13)

Net investment income (loss)	2,394	32,530	34,217	179,101	118,459	71

Realized gains (losses) on investments:
Capital gain distributions received	2,004	46,164	4,333	388,589	118,713	47
Net realized gain (loss)	(60)	9,276	12,874	481,085	674,194	(71)

Realized gains (losses)	1,944	55,440	17,207	869,674	792,907	(24)

Unrealized appreciation (depreciation) during the period	(13,111)	(67,928)	233,060	(424,221)	(258,221)	—

Net increase (decrease) in contract owners’ equity from operations	(8,773)	20,042	284,484	624,554	653,145	47

Changes from principal transactions:
Purchase payments	350,000	—	817,037	28,291	58,403	3,927
Transfers between sub-accounts and the company	—	453	(3,374)	851,288	2,065,420	(3,974)
Withdrawals	—	(104,352)	(308,739)	(1,740,035)	(1,506,844)	—
Annual contract fee	—	—	—	(32,180)	(37,132)	—

Net increase (decrease) in contract owners’ equity from principal transactions	350,000	(103,899)	504,924	(892,636)	579,847	(47)

Total increase (decrease) in contract owners’ equity	341,227	(83,857)	789,408	(268,082)	1,232,992	—
Contract owners’ equity at beginning of period	—	3,531,428	2,742,020	12,759,623	11,526,631	—

Contract owners’ equity at end of period	$341,227	$3,447,571	$3,531,428	$12,491,541	$12,759,623	$—

	2011	2011	2010	2011	2010	2011
Units, beginning of period	—	236,823	200,571	832,592	792,126	—
Units issued	24,047	—	58,475	525,889	478,914	316
Units redeemed	—	7,143	22,223	592,632	438,448	316

Units, end of period	24,047	229,680	236,823	765,849	832,592	—

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Disciplined Diversification Trust Series II		Core Fundamental Holdings Trust Series II		Core Fundamental Holdings Trust Series III
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$3,676,050	$2,177,871	$4,341,624	$3,086,125	$510,123	$366,483
Expenses:
Mortality and expense risk and administrative charges	(2,501,118)	(1,319,865)	(3,200,310)	(2,069,485)	(198,244)	(128,462)

Net investment income (loss)	1,174,932	858,006	1,141,314	1,016,640	311,879	238,021

Realized gains (losses) on investments:
Capital gain distributions received	534,090	299,869	283,581	1,017,438	26,441	96,037
Net realized gain (loss)	3,677,726	1,493,511	4,041,527	2,281,820	423,239	146,742

Realized gains (losses)	4,211,816	1,793,380	4,325,108	3,299,258	449,680	242,779

Unrealized appreciation (depreciation) during the period	(12,741,436)	7,536,687	(8,096,789)	9,444,260	(811,975)	926,706

Net increase (decrease) in contract owners’ equity from operations	(7,354,688)	10,188,073	(2,630,367)	13,760,158	(50,416)	1,407,506

Changes from principal transactions:
Purchase payments	18,897,125	31,347,883	25,078,665	64,808,128	1,793,682	5,058,869
Transfers between sub-accounts and the company	36,680,933	43,183,159	19,763,703	38,396,420	2,706,417	4,353,834
Withdrawals	(9,526,574)	(3,582,674)	(13,092,459)	(6,248,373)	(1,159,808)	(277,711)
Annual contract fee	(1,075,457)	(474,113)	(1,613,193)	(847,454)	(240,216)	(260,480)

Net increase (decrease) in contract owners’ equity from principal transactions	44,976,027	70,474,255	30,136,716	96,108,721	3,100,075	8,874,512

Total increase (decrease) in contract owners’ equity	37,621,339	80,662,328	27,506,349	109,868,879	3,049,659	10,282,018
Contract owners’ equity at beginning of period	137,776,253	57,113,925	207,376,559	97,507,680	19,707,379	9,425,361

Contract owners’ equity at end of period	$175,397,592	$137,776,253	$234,882,908	$207,376,559	$22,757,038	$19,707,379

	2011	2010	2011	2010	2011	2010
Units, beginning of period	8,099,043	3,711,559	13,036,021	6,628,031	1,248,298	651,197
Units issued	4,227,897	5,194,226	3,940,169	7,776,407	339,007	664,700

Units redeemed	1,651,881	806,742	2,081,342	1,368,417	146,575	67,599

Units, end of period	10,675,059	8,099,043	14,894,848	13,036,021	1,440,730	1,248,298

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Global Diversification Trust Series I	Core Global Diversification Trust Series II		Core Global Diversification Trust Series III
	2011	2011	2010	2011	2010
Income:
Dividend distributions received	$3,124	$5,383,971	$4,384,353	$426,261	$335,087
Expenses:
Mortality and expense risk and administrative charges	(1,589)	(4,046,825)	(2,649,049)	(155,722)	(103,584)

Net investment income (loss)	1,535	1,337,146	1,735,304	270,539	231,503

Realized gains (losses) on investments:
Capital gain distributions received	981	1,891,522	1,880,346	120,465	130,267
Net realized gain (loss)	(46)	3,464,800	2,167,234	254,165	145,485

Realized gains (losses)	935	5,356,322	4,047,580	374,630	275,752

Unrealized appreciation (depreciation) during the period	(12,352)	(22,938,274)	8,069,765	(1,457,363)	599,107

Net increase (decrease) in contract owners’ equity from operations	(9,882)	(16,244,806)	13,852,649	(812,194)	1,106,362

Changes from principal transactions:
Purchase payments	150,000	28,325,627	57,634,792	1,677,508	4,129,273
Transfers between sub-accounts and the company	—	14,910,987	78,572,177	1,431,946	4,994,245
Withdrawals	—	(16,151,186)	(7,765,194)	(709,924)	(121,485)
Annual contract fee	—	(1,821,844)	(1,024,644)	(189,216)	(203,048)

Net increase (decrease) in contract owners’ equity from principal transactions	150,000	25,263,584	127,417,131	2,210,314	8,798,985

Total increase (decrease) in contract owners’ equity	140,118	9,018,778	141,269,780	1,398,120	9,905,347
Contract owners’ equity at beginning of period	—	256,911,318	115,641,538	16,128,240	6,222,893

Contract owners’ equity at end of period	$140,118	$265,930,096	$256,911,318	$17,526,360	$16,128,240

	2011	2011	2010	2011	2010
Units, beginning of period	—	15,839,532	7,610,718	1,002,873	416,864
Units issued	10,314	4,677,383	10,140,364	287,646	662,100
Units redeemed	—	3,236,091	1,911,550	152,662	76,091

Units, end of period	10,314	17,280,824	15,839,532	1,137,857	1,002,873

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Strategy Trust Series II		Core Strategy Trust Series NAV		Disciplined Diversification Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$12,311,520	$12,307,651	$148,143	$154,717	$4,033,276	$3,045,901
Expenses:
Mortality and expense risk and administrative charges	(9,321,103)	(8,505,482)	(80,678)	(79,809)	(3,155,942)	(3,152,596)

Net investment income (loss)	2,990,417	3,802,169	67,465	74,908	877,334	(106,695)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	912,561	—
Net realized gain (loss)	(2,613,097)	(7,016,599)	99,311	220,871	7,833,325	1,189,310

Realized gains (losses)	(2,613,097)	(7,016,599)	99,311	220,871	8,745,886	1,189,310

Unrealized appreciation (depreciation) during the period	(10,205,026)	60,992,691	(239,638)	397,355	(17,078,821)	23,077,659

Net increase (decrease) in contract owners’ equity from operations	(9,827,706)	57,778,261	(72,862)	693,134	(7,455,601)	24,160,274

Changes from principal transactions:
Purchase payments	22,616,456	48,025,271	—	1,753,677	4,620,730	7,513,339
Transfers between sub-accounts and the company	2,993,683	7,535,037	877	139,878	(18,001,889)	(5,865,554)
Withdrawals	(36,365,549)	(23,064,401)	(535,972)	(1,597,474)	(10,593,950)	(6,320,285)
Annual contract fee	(3,957,148)	(3,821,225)	—	(14)	(1,520,106)	(1,399,431)

Net increase (decrease) in contract owners’ equity from principal transactions	(14,712,558)	28,674,682	(535,095)	296,067	(25,495,215)	(6,071,931)

Total increase (decrease) in contract owners’ equity	(24,540,264)	86,452,943	(607,957)	989,201	(32,950,816)	18,088,343
Contract owners’ equity at beginning of period	623,297,898	536,844,955	7,020,193	6,030,992	231,251,430	213,163,087

Contract owners’ equity at end of period	$598,757,634	$623,297,898	$6,412,236	$7,020,193	$198,300,614	$231,251,430

	2011	2010	2011	2010	2011	2010
Units, beginning of period	46,039,851	43,900,932	442,179	422,492	18,143,084	18,658,677
Units issued	3,901,206	6,069,403	—	135,526	299,276	832,481

Units redeemed	5,044,576	3,930,484	34,160	115,839	2,290,960	1,348,074

Units, end of period	44,896,481	46,039,851	408,019	442,179	16,151,400	18,143,084

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	DWS Equity 500 Index		Equity-Income Trust Series I		Equity-Income Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$194,371	$241,625	$4,351,918	$4,726,544	$2,526,941	$2,430,801
Expenses:
Mortality and expense risk and administrative charges	(235,064)	(246,582)	(3,732,525)	(3,818,111)	(2,493,285)	(2,300,414)

Net investment income (loss)	(40,693)	(4,957)	619,393	908,433	33,656	130,387

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	63,416	(444,425)	(6,627,595)	(8,706,655)	(7,974,574)	(9,997,611)

Realized gains (losses)	63,416	(444,425)	(6,627,595)	(8,706,655)	(7,974,574)	(9,997,611)

Unrealized appreciation (depreciation) during the period	48,979	2,219,056	(991,229)	39,884,690	2,240,741	27,660,513

Net increase (decrease) in contract owners’ equity from operations	71,702	1,769,674	(6,999,431)	32,086,468	(5,700,177)	17,793,289

Changes from principal transactions:
Purchase payments	35,329	127,682	816,031	588,119	837,558	1,234,120
Transfers between sub-accounts and the company	(1,232,429)	(638,621)	8,279,815	(5,850,207)	19,418,400	2,003,853
Withdrawals	(901,643)	(1,826,016)	(34,192,096)	(33,481,330)	(17,417,742)	(15,440,092)
Annual contract fee	(85,314)	(99,164)	(493,132)	(478,941)	(535,521)	(513,387)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,184,057)	(2,436,119)	(25,589,382)	(39,222,359)	2,302,695	(12,715,506)

Total increase (decrease) in contract owners’ equity	(2,112,355)	(666,445)	(32,588,813)	(7,135,891)	(3,397,482)	5,077,783
Contract owners’ equity at beginning of period	15,949,563	16,616,008	263,326,216	270,462,107	153,299,569	148,221,786

Contract owners’ equity at end of period	$13,837,208	$15,949,563	$230,737,403	$263,326,216	$149,902,087	$153,299,569

	2011	2010	2011	2010	2011	2010
Units, beginning of period	817,237	956,770	9,698,477	11,371,365	10,031,313	10,954,397
Units issued	9,425	34,847	1,031,352	360,610	2,271,533	1,244,991
Units redeemed	116,545	174,380	2,075,527	2,033,498	2,236,819	2,168,075

Units, end of period	710,117	817,237	8,654,302	9,698,477	10,066,027	10,031,313

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Services Trust Series I		Financial Services Trust Series II		Founding Allocation Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$199,598	$47,727	$314,868	$33,908	$1,329,454	$1,682,661
Expenses:
Mortality and expense risk and administrative charges	(203,361)	(243,651)	(370,348)	(415,878)	(406,836)	(386,504)

Net investment income (loss)	(3,763)	(195,924)	(55,480)	(381,970)	922,618	1,296,157

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	159,223	(961,485)	(311,183)	(2,728,055)	65,935	(616,958)

Realized gains (losses)	159,223	(961,485)	(311,183)	(2,728,055)	65,935	(616,958)

Unrealized appreciation (depreciation) during the period	(1,580,072)	2,634,114	(2,199,953)	5,543,249	(1,914,049)	3,372,042

Net increase (decrease) in contract owners’ equity from operations	(1,424,612)	1,476,705	(2,566,616)	2,433,224	(925,496)	4,051,241

Changes from principal transactions:
Purchase payments	34,268	46,399	186,456	195,834	531,458	2,197,064
Transfers between sub-accounts and the company	(1,943,552)	(1,112,623)	(2,502,506)	(1,836,369)	98,031	(1,328,321)
Withdrawals	(1,782,505)	(2,148,378)	(2,720,765)	(2,725,508)	(2,386,302)	(1,182,007)
Annual contract fee	(53,368)	(65,333)	(81,943)	(98,338)	(272,293)	(275,172)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,745,157)	(3,279,935)	(5,118,758)	(4,464,381)	(2,029,106)	(588,436)

Total increase (decrease) in contract owners’ equity	(5,169,769)	(1,803,230)	(7,685,374)	(2,031,157)	(2,954,602)	3,462,805
Contract owners’ equity at beginning of period	15,858,482	17,661,712	27,065,009	29,096,166	46,365,557	42,902,752

Contract owners’ equity at end of period	$10,688,713	$15,858,482	$19,379,635	$27,065,009	$43,410,955	$46,365,557

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,177,395	1,449,855	1,905,931	2,251,332	3,738,258	3,793,835
Units issued	78,214	111,913	142,638	238,668	142,060	254,476

Units redeemed	364,750	384,373	511,255	584,069	298,116	310,053

Units, end of period	890,859	1,177,395	1,537,314	1,905,931	3,582,202	3,738,258

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II (a)		Fundamental Holdings Trust Series II (b)
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$30,682,155	$42,813,509	$489,781	$558,147	$13,072,950	$13,895,906
Expenses:
Mortality and expense risk and administrative charges	(17,933,998)	(18,621,581)	(914,314)	(946,379)	(14,877,265)	(15,107,600)

Net investment income (loss)	12,748,157	24,191,928	(424,533)	(388,232)	(1,804,315)	(1,211,694)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(31,581,266)	(46,492,423)	(3,484,470)	(7,033,168)	(10,622,687)	(13,492,637)

Realized gains (losses)	(31,581,266)	(46,492,423)	(3,484,470)	(7,033,168)	(10,622,687)	(13,492,637)

Unrealized appreciation (depreciation) during the period	(15,173,120)	122,831,559	1,999,979	17,262,245	(13,149,977)	97,379,866

Net increase (decrease) in contract owners’ equity from operations	(34,006,229)	100,531,064	(1,909,024)	9,840,845	(25,576,979)	82,675,535

Changes from principal transactions:
Purchase payments	11,520,621	12,551,345	325,215	347,791	15,775,899	24,214,244
Transfers between sub-accounts and the company	(62,710,971)	(68,943,924)	(1,647,939)	(3,001,925)	(53,227,802)	(35,065,136)
Withdrawals	(76,363,566)	(55,049,152)	(6,555,904)	(5,579,536)	(52,554,127)	(33,416,125)
Annual contract fee	(8,122,582)	(8,497,049)	(319,873)	(358,749)	(6,894,157)	(6,608,266)

Net increase (decrease) in contract owners’ equity from principal transactions	(135,676,498)	(119,938,780)	(8,198,501)	(8,592,419)	(96,900,187)	(50,875,283)

Total increase (decrease) in contract owners’ equity	(169,682,727)	(19,407,716)	(10,107,525)	1,248,426	(122,477,166)	31,800,252
Contract owners’ equity at beginning of period	1,242,477,961	1,261,885,677	63,655,323	62,406,897	1,041,331,846	1,009,531,594

Contract owners’ equity at end of period	$1,072,795,234	$1,242,477,961	$53,547,798	$63,655,323	$918,854,680	$1,041,331,846

	2011	2010	2011	2010	2011	2010
Units, beginning of period	116,260,096	128,398,406	3,600,142	4,142,487	89,990,632	94,706,932
Units issued	596,836	580,419	97,649	214,095	600,928	1,457,568
Units redeemed	13,174,323	12,718,729	549,552	756,440	9,022,032	6,173,868

Units, end of period	103,682,609	116,260,096	3,148,239	3,600,142	81,569,528	89,990,632

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Holdings Trust Series III (c)		Fundamental Large Cap Value Trust Series II (d)		Fundamental Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$1,154,918	$1,126,045	$85,754	$193,101	$2,382,283	$3,723,819
Expenses:
Mortality and expense risk and administrative charges	(549,990)	(521,053)	(172,665)	(175,461)	(4,612,662)	(5,084,350)

Net investment income (loss)	604,928	604,992	(86,911)	17,640	(2,230,379)	(1,360,531)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(134,145)	(568,363)	(1,090,484)	(1,424,804)	14,665,116	11,235,766

Realized gains (losses)	(134,145)	(568,363)	(1,090,484)	(1,424,804)	14,665,116	11,235,766

Unrealized appreciation (depreciation) during the period	(1,428,885)	5,507,922	1,225,731	2,603,370	(28,328,578)	26,643,780

Net increase (decrease) in contract owners’ equity from operations	(958,102)	5,544,551	48,336	1,196,206	(15,893,841)	36,519,015

Changes from principal transactions:
Purchase payments	1,221,230	1,938,049	38,037	53,000	965,077	1,016,772
Transfers between sub-accounts and the company	(860,301)	(611,111)	323,654	(164,385)	(18,052,748)	(11,941,617)
Withdrawals	(1,833,703)	(721,902)	(1,163,719)	(1,282,531)	(43,723,758)	(42,770,852)
Annual contract fee	(389,759)	(369,746)	(58,624)	(63,926)	(611,307)	(702,989)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,862,533)	235,290	(860,652)	(1,457,842)	(61,422,736)	(54,398,686)

Total increase (decrease) in contract owners’ equity	(2,820,635)	5,779,841	(812,316)	(261,636)	(77,316,577)	(17,879,671)
Contract owners’ equity at beginning of period	62,807,730	57,027,889	11,584,339	11,845,975	350,229,792	368,109,463

Contract owners’ equity at end of period	$59,987,095	$62,807,730	$10,772,023	$11,584,339	$272,913,215	$350,229,792

	2011	2010	2011	2010	2011	2010
Units, beginning of period	4,993,703	4,975,653	850,818	969,174	24,123,130	28,241,296
Units issued	168,379	274,318	140,308	46,170	275,467	481,616
Units redeemed	316,329	256,268	200,487	164,526	4,564,400	4,599,782

Units, end of period	4,845,753	4,993,703	790,639	850,818	19,834,197	24,123,130

(c)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series III.
(d)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Value Trust Series II		Global Allocation		Global Bond Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$1,621,220	$2,587,816	$18,122	$10,723	$4,396,433	$2,615,856
Expenses:
Mortality and expense risk and administrative charges	(4,296,796)	(4,604,386)	(13,953)	(14,569)	(1,034,668)	(1,155,910)

Net investment income (loss)	(2,675,576)	(2,016,570)	4,169	(3,846)	3,361,765	1,459,946

Realized gains (losses) on investments:
Capital gain distributions	—	—	19,179	5,362	—	—
Net realized gain (loss)	(6,590,436)	(8,392,601)	60,178	25,195	(923,393)	(4,146,575)

Realized gains (losses)	(6,590,436)	(8,392,601)	79,357	30,557	(923,393)	(4,146,575)

Unrealized appreciation (depreciation) during the period	(5,069,509)	41,356,915	(130,886)	53,208	2,640,311	9,160,409

Net increase (decrease) in contract owners’ equity from operations	(14,335,521)	30,947,744	(47,360)	79,919	5,078,683	6,473,780

Changes from principal transactions:
Purchase payments	1,072,927	1,671,564	2,400	—	317,092	1,076,388
Transfers between sub-accounts and the company	(11,455,539)	(14,696,718)	(70,225)	(36,729)	(1,593,638)	(2,459,663)
Withdrawals	(29,064,423)	(26,365,755)	(109,068)	(78,526)	(11,270,197)	(10,969,617)
Annual contract fee	(1,123,695)	(1,245,407)	(2,299)	(2,563)	(135,087)	(170,035)

Net increase (decrease) in contract owners’ equity from principal transactions	(40,570,730)	(40,636,316)	(179,192)	(117,818)	(12,681,830)	(12,522,927)

Total increase (decrease) in contract owners’ equity	(54,906,251)	(9,688,572)	(226,552)	(37,899)	(7,603,147)	(6,049,147)
Contract owners’ equity at beginning of period	295,598,627	305,287,199	1,042,369	1,080,268	74,033,589	80,082,736

Contract owners’ equity at end of period	$240,692,376	$295,598,627	$815,817	$1,042,369	$66,430,442	$74,033,589

	2011	2010	2011	2010	2011	2010
Units, beginning of period	19,503,761	22,342,435	63,663	69,919	2,708,334	3,158,491
Units issued	857,801	892,300	166	109	553,200	536,868
Units redeemed	3,528,418	3,730,974	11,568	6,365	993,708	987,025

Units, end of period	16,833,144	19,503,761	52,261	63,663	2,267,826	2,708,334

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series II		Global Diversification Trust Series II (e)		Global Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$10,320,039	$5,581,573	$12,660,115	$14,314,289	$2,886,939	$2,287,749
Expenses:
Mortality and expense risk and administrative charges	(2,700,032)	(2,782,077)	(11,600,631)	(12,005,021)	(1,833,573)	(1,889,755)

Net investment income (loss)	7,620,007	2,799,496	1,059,484	2,309,268	1,053,366	397,994

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(8,227,840)	(7,226,497)	(7,745,511)	(12,986,887)	3,213,497	797,255

Realized gains (losses)	(8,227,840)	(7,226,497)	(7,745,511)	(12,986,887)	3,213,497	797,255

Unrealized appreciation (depreciation) during the period	12,371,587	18,150,692	(54,105,716)	91,403,222	(13,529,318)	8,206,707

Net increase (decrease) in contract owners’ equity from operations	11,763,754	13,723,691	(60,791,743)	80,725,603	(9,262,455)	9,401,956

Changes from principal transactions:
Purchase payments	753,218	1,197,234	11,457,672	17,675,410	1,330,632	1,813,686
Transfers between sub-accounts and the company	(8,919,344)	4,641,797	(39,736,094)	(37,521,729)	(2,100,534)	(1,763,834)
Withdrawals	(20,972,642)	(18,727,611)	(46,650,417)	(26,500,204)	(13,471,870)	(12,645,470)
Annual contract fee	(638,202)	(679,950)	(5,357,169)	(5,239,515)	(420,300)	(411,992)

Net increase (decrease) in contract owners’ equity from principal transactions	(29,776,970)	(13,568,530)	(80,286,008)	(51,586,038)	(14,662,072)	(13,007,610)

Total increase (decrease) in contract owners’ equity	(18,013,216)	155,161	(141,077,751)	29,139,565	(23,924,527)	(3,605,654)

Contract owners’ equity at beginning of period	176,267,228	176,112,067	835,495,493	806,355,928	153,628,071	157,233,725

Contract owners’ equity at end of period	$158,254,012	$176,267,228	$694,417,742	$835,495,493	$129,703,544	$153,628,071

	2011	2010	2011	2010	2011	2010
Units, beginning of period	8,787,208	9,499,821	69,807,715	74,544,095	8,540,014	9,049,797
Units issued	1,058,006	1,454,827	744,287	991,076	570,001	629,426

Units redeemed	2,452,687	2,167,440	7,553,506	5,727,456	1,145,273	1,139,209

Units, end of period	7,392,527	8,787,208	62,998,496	69,807,715	7,964,742	8,540,014

(e)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$486,101	$367,753	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(431,274)	(442,835)	(611,051)	(583,907)	(838,447)	(765,618)

Net investment income (loss)	54,827	(75,082)	(611,051)	(583,907)	(838,447)	(765,618)

Realized gains (losses) on investments:
Capital gain distributions	—	—	450,884	—	612,494	—
Net realized gain (loss)	(1,198,491)	(1,781,711)	2,228,161	(1,072,124)	2,903,042	(1,300,308)

Realized gains (losses)	(1,198,491)	(1,781,711)	2,679,045	(1,072,124)	3,515,536	(1,300,308)

Unrealized appreciation (depreciation) during the period	(860,740)	3,316,759	1,112,289	6,469,642	1,385,195	7,993,467

Net increase (decrease) in contract owners’ equity from operations	(2,004,404)	1,459,966	3,180,283	4,813,611	4,062,284	5,927,541

Changes from principal transactions:
Purchase payments	147,871	119,550	181,663	98,538	420,404	484,627
Transfers between sub-accounts and the company	572,900	(291,866)	(663,554)	(1,656,690)	961,149	1,293,558
Withdrawals	(3,005,227)	(2,739,859)	(4,961,049)	(4,386,450)	(5,793,463)	(4,643,898)
Annual contract fee	(124,573)	(131,025)	(145,055)	(144,694)	(201,122)	(190,320)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,409,029)	(3,043,200)	(5,587,995)	(6,089,296)	(4,613,032)	(3,056,033)

Total increase (decrease) in contract owners’ equity	(4,413,433)	(1,583,234)	(2,407,712)	(1,275,685)	(550,748)	2,871,508

Contract owners’ equity at beginning of period	28,926,453	30,509,687	39,069,026	40,344,711	50,728,339	47,856,831

Contract owners’ equity at end of period	$24,513,020	$28,926,453	$36,661,314	$39,069,026	$50,177,591	$50,728,339

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,903,905	2,125,503	1,906,926	2,244,079	2,390,785	2,552,746
Units issued	202,329	165,247	428,877	224,265	566,095	513,581

Units redeemed	359,177	386,845	694,261	561,418	782,129	675,542

Units, end of period	1,747,057	1,903,905	1,641,542	1,906,926	2,174,751	2,390,785

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Income Trust Series II		High Yield Trust Series I		High Yield Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$508,267	$6,981,184	$4,705,063	$21,933,330	$5,717,226	$29,589,869
Expenses:
Mortality and expense risk and administrative charges	(69,692)	(294,113)	(854,422)	(904,269)	(1,242,092)	(1,169,639)

Net investment income (loss)	438,575	6,687,071	3,850,641	21,029,061	4,475,134	28,420,230

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(6,567,944)	2,330,818	(9,490,204)	7,993,291	(16,077,210)	8,102,139

Realized gains (losses)	(6,567,944)	2,330,818	(9,490,204)	7,993,291	(16,077,210)	8,102,139

Unrealized appreciation (depreciation) during the period	5,973,523	(7,252,365)	5,832,327	(22,447,554)	12,215,842	(30,854,879)

Net increase (decrease) in contract owners’ equity from operations	(155,846)	1,765,524	192,764	6,574,798	613,766	5,667,490

Changes from principal transactions:
Purchase payments	38,084	63,774	79,983	338,931	267,517	588,381
Transfers between sub-accounts and the company	(20,399,447)	3,960,096	245,421	(3,272,274)	3,454,016	(6,538,111)
Withdrawals	(630,852)	(3,236,036)	(8,687,564)	(9,280,119)	(11,018,134)	(9,165,032)
Annual contract fee	(9,739)	(45,117)	(100,553)	(105,991)	(195,369)	(180,887)

Net increase (decrease) in contract owners’ equity from principal transactions	(21,001,954)	742,717	(8,462,713)	(12,319,453)	(7,491,970)	(15,295,649)

Total increase (decrease) in contract owners’ equity	(21,157,800)	2,508,241	(8,269,949)	(5,744,655)	(6,878,204)	(9,628,159)

Contract owners’ equity at beginning of period	21,157,800	18,649,559	61,746,763	67,491,418	81,173,525	90,801,684

Contract owners’ equity at end of period	$—	$21,157,800	$53,476,814	$61,746,763	$74,295,321	$81,173,525

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,686,852	1,626,192	3,165,866	3,881,038	4,143,022	5,173,978
Units issued	74,324	2,279,211	1,706,760	2,265,177	3,387,819	4,784,892

Units redeemed	1,761,176	2,218,551	2,118,403	2,980,349	3,709,279	5,815,848

Units, end of period	—	1,686,852	2,754,223	3,165,866	3,821,562	4,143,022

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Core Trust Series I		International Core Trust Series II		International Equity Index Trust A Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$701,067	$626,444	$495,295	$412,768	$786,747	$640,977
Expenses:
Mortality and expense risk and administrative charges	(481,543)	(511,968)	(402,568)	(404,803)	(408,877)	(372,344)

Net investment income (loss)	219,524	114,476	92,727	7,965	377,870	268,633

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	622,204	8,834,542
Net realized gain (loss)	(4,738,481)	(3,897,329)	(3,232,676)	(3,476,984)	(3,619,556)	(4,268,501)

Realized gains (losses)	(4,738,481)	(3,897,329)	(3,232,676)	(3,476,984)	(2,997,352)	4,566,041

Unrealized appreciation (depreciation) during the period	1,159,700	6,218,614	339,172	5,288,778	(1,578,717)	(2,360,063)

Net increase (decrease) in contract owners’ equity from operations	(3,359,257)	2,435,761	(2,800,777)	1,819,759	(4,198,199)	2,474,611

Changes from principal transactions:
Purchase payments	315,589	114,123	124,532	151,920	86,068	87,318
Transfers between sub-accounts and the company	(1,532,172)	(999,018)	(655,959)	(163,209)	(3,475,733)	17,810,505
Withdrawals	(4,068,166)	(3,829,456)	(2,467,971)	(1,801,831)	(2,899,221)	(2,535,795)
Annual contract fee	(85,140)	(94,064)	(85,248)	(92,325)	(92,412)	(79,442)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,369,889)	(4,808,415)	(3,084,646)	(1,905,445)	(6,381,298)	15,282,586

Total increase (decrease) in contract owners’ equity	(8,729,146)	(2,372,654)	(5,885,423)	(85,686)	(10,579,497)	17,757,197

Contract owners’ equity at beginning of period	35,235,824	37,608,478	26,532,534	26,618,220	31,951,350	14,194,153

Contract owners’ equity at end of period	$26,506,678	$35,235,824	$20,647,111	$26,532,534	$21,371,853	$31,951,350

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,397,063	2,759,093	1,664,456	1,799,491	1,662,444	806,351
Units issued	245,611	194,367	219,470	231,047	51,654	1,318,304

Units redeemed	612,474	556,397	418,230	366,082	398,917	462,211

Units, end of period	2,030,200	2,397,063	1,465,696	1,664,456	1,315,181	1,662,444

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Trust A Series II		International Equity Index Trust B Series NAV		International Opportunities Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$878,059	$647,184	$709,353	$555,020	$193,824	$392,862
Expenses:
Mortality and expense risk and administrative charges	(498,259)	(455,553)	(330,191)	(350,308)	(438,722)	(495,199)

Net investment income (loss)	379,800	191,631	379,162	204,712	(244,898)	(102,337)

Realized gains (losses) on investments:
Capital gain distributions	722,616	10,186,797	—	—	—	—
Net realized gain (loss)	(4,236,110)	(5,000,501)	(999,111)	(1,657,710)	80,211	(5,975,655)

Realized gains (losses)	(3,513,494)	5,186,296	(999,111)	(1,657,710)	80,211	(5,975,655)

Unrealized appreciation (depreciation) during the period	(1,826,782)	(2,855,060)	(2,597,652)	3,448,847	(5,077,500)	9,126,194

Net increase (decrease) in contract owners’ equity from operations	(4,960,476)	2,522,867	(3,217,601)	1,995,849	(5,242,187)	3,048,202

Changes from principal transactions:
Purchase payments	256,587	386,925	110,750	85,085	291,792	224,681
Transfers between sub-accounts and the company	(2,570,931)	21,115,920	394,175	(697,291)	(2,891,026)	(61,110)
Withdrawals	(3,638,637)	(2,634,003)	(2,014,905)	(1,798,514)	(3,598,902)	(2,981,816)
Annual contract fee	(129,904)	(121,492)	(117,022)	(130,598)	(77,545)	(91,655)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,082,885)	18,747,350	(1,627,002)	(2,541,318)	(6,275,681)	(2,909,900)

Total increase (decrease) in contract owners’ equity	(11,043,361)	21,270,217	(4,844,603)	(545,469)	(11,517,868)	138,302

Contract owners’ equity at beginning of period	37,022,915	15,752,698	23,430,507	23,975,976	35,028,799	34,890,497

Contract owners’ equity at end of period	$25,979,554	$37,022,915	$18,585,904	$23,430,507	$23,510,931	$35,028,799

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,997,980	911,711	2,165,506	2,431,392	2,260,528	2,507,243
Units issued	128,177	1,796,231	141,320	99,175	347,233	790,271

Units redeemed	467,047	709,962	277,513	365,061	757,652	1,036,986

Units, end of period	1,659,110	1,997,980	2,029,313	2,165,506	1,850,109	2,260,528

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series II		International Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$595,669	$1,141,402	$357,305	$675,075	$2,472,159	$2,294,407
Expenses:
Mortality and expense risk and administrative charges	(583,038)	(639,946)	(411,850)	(423,372)	(1,629,775)	(1,796,089)

Net investment income (loss)	12,631	501,456	(54,545)	251,703	842,384	498,318

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	1,246,420	(7,524)	1,018,819	4,770	(10,911,850)	(10,729,079)

Realized gains (losses)	1,246,420	(7,524)	1,018,819	4,770	(10,911,850)	(10,729,079)

Unrealized appreciation (depreciation) during the period	(8,154,114)	7,645,143	(5,670,226)	4,699,152	(4,533,309)	16,983,064

Net increase (decrease) in contract owners’ equity from operations	(6,895,063)	8,139,075	(4,705,952)	4,955,625	(14,602,775)	6,752,303

Changes from principal transactions:
Purchase payments	139,390	177,315	209,116	181,953	598,155	716,407
Transfers between sub-accounts and the company	(4,055,596)	(4,690,226)	(1,038,994)	(202,454)	(7,286,895)	(2,979,902)
Withdrawals	(5,391,558)	(4,957,003)	(3,482,052)	(2,943,191)	(13,552,721)	(14,510,921)
Annual contract fee	(112,339)	(123,389)	(91,418)	(93,130)	(266,649)	(305,505)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,420,103)	(9,593,303)	(4,403,348)	(3,056,822)	(20,508,110)	(17,079,921)

Total increase (decrease) in contract owners’ equity	(16,315,166)	(1,454,228)	(9,109,300)	1,898,803	(35,110,885)	(10,327,618)
Contract owners’ equity at beginning of period	46,828,834	48,283,062	30,455,967	28,557,164	123,081,173	133,408,791

Contract owners’ equity at end of period	$30,513,668	$46,828,834	$21,346,667	$30,455,967	$87,970,288	$123,081,173

	2011	2010	2011	2010	2011	2010
Units, beginning of period	3,157,022	3,935,891	2,060,195	2,328,932	6,981,981	8,033,229
Units issued	134,335	242,998	321,291	499,323	314,976	442,711

Units redeemed	799,726	1,021,867	626,781	768,060	1,464,326	1,493,959

Units, end of period	2,491,631	3,157,022	1,754,705	2,060,195	5,832,631	6,981,981

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series II		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$2,281,932	$1,951,841	$7,785,203	$8,670,618	$4,605,382	$6,398,297
Expenses:
Mortality and expense risk and administrative charges	(1,730,232)	(1,816,469)	(2,097,365)	(1,969,865)	(1,911,784)	(2,173,879)

Net investment income (loss)	551,700	135,372	5,687,838	6,700,753	2,693,598	4,224,418

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(11,660,833)	(11,814,815)	2,939,124	638,844	1,369,473	729,252

Realized gains (losses)	(11,660,833)	(11,814,815)	2,939,124	638,844	1,369,473	729,252

Unrealized appreciation (depreciation) during the period	(4,100,815)	18,126,687	3,630,567	2,180,181	3,346,216	2,734,164

Net increase (decrease) in contract owners’ equity from operations	(15,209,948)	6,447,244	12,257,529	9,519,778	7,409,287	7,687,834

Changes from principal transactions:
Purchase payments	569,057	645,146	8,937,015	11,025,416	880,335	1,342,921
Transfers between sub-accounts and the company	(1,502,958)	(1,584,822)	13,078,550	16,638,303	(5,719,341)	1,971,053
Withdrawals	(12,519,636)	(9,908,664)	(17,189,041)	(18,205,321)	(15,029,498)	(16,576,014)
Annual contract fee	(392,481)	(447,316)	(984,439)	(859,052)	(494,444)	(586,129)

Net increase (decrease) in contract owners’ equity from principal transactions	(13,846,018)	(11,295,656)	3,842,085	8,599,346	(20,362,948)	(13,848,169)

Total increase (decrease) in contract owners’ equity	(29,055,966)	(4,848,412)	16,099,614	18,119,124	(12,953,661)	(6,160,335)
Contract owners’ equity at beginning of period	118,156,444	123,004,856	175,113,209	156,994,085	129,806,350	135,966,685

Contract owners’ equity at end of period	$89,100,478	$118,156,444	$191,212,823	$175,113,209	$116,852,689	$129,806,350

	2011	2010	2011	2010	2011	2010
Units, beginning of period	6,118,995	6,733,805	9,829,080	8,810,880	7,579,754	8,375,031
Units issued	551,089	604,047	2,427,578	2,514,847	930,983	1,743,520

Units redeemed	1,273,457	1,218,857	1,864,934	1,496,647	2,070,348	2,538,797

Units, end of period	5,396,627	6,118,995	10,391,724	9,829,080	6,440,389	7,579,754

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Large Cap Trust Series I		Large Cap Trust Series II		Large Cap Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$1,497,535	$1,284,527	$100,217	$75,382	$88,525	$216,213
Expenses:
Mortality and expense risk and administrative charges	(1,657,539)	(1,760,568)	(141,808)	(143,175)	(93,708)	(279,197)

Net investment income (loss)	(160,004)	(476,041)	(41,591)	(67,793)	(5,183)	(62,984)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(6,237,293)	(8,369,597)	(402,164)	(660,438)	(1,672,108)	(2,515,755)

Realized gains (losses)	(6,237,293)	(8,369,597)	(402,164)	(660,438)	(1,672,108)	(2,515,755)

Unrealized appreciation (depreciation) during the period	2,729,842	22,859,494	86,108	1,718,232	2,982,792	3,977,899

Net increase (decrease) in contract owners’ equity from operations	(3,667,455)	14,013,856	(357,647)	990,001	1,305,501	1,399,160

Changes from principal transactions:
Purchase payments	403,544	308,670	23,486	129,957	133,581	89,162
Transfers between sub-accounts and the company	(5,249,156)	(4,386,392)	48,478	(160,389)	(18,868,439)	(450,476)
Withdrawals	(14,112,007)	(13,038,170)	(863,797)	(944,676)	(1,167,435)	(2,371,485)
Annual contract fee	(290,266)	(219,671)	(40,406)	(41,814)	(21,300)	(66,822)

Net increase (decrease) in contract owners’ equity from principal transactions	(19,247,885)	(17,335,563)	(832,239)	(1,016,922)	(19,923,593)	(2,799,621)

Total increase (decrease) in contract owners’ equity	(22,915,340)	(3,321,707)	(1,189,886)	(26,921)	(18,618,092)	(1,400,461)

Contract owners’ equity at beginning of period	125,850,072	129,171,779	9,264,372	9,291,293	18,618,092	20,018,553

Contract owners’ equity at end of period	$102,934,732	$125,850,072	$8,074,486	$9,264,372	$—	$18,618,092

	2011	2010	2011	2010	2011	2010
Units, beginning of period	9,393,946	10,813,548	704,457	789,704	994,260	1,157,609
Units issued	79,078	78,719	43,210	61,180	61,804	125,598

Units redeemed	1,516,706	1,498,321	108,895	146,427	1,056,064	288,947

Units, end of period	7,956,318	9,393,946	638,772	704,457	—	994,260

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Large Cap Value Trust Series II		Lifestyle Aggressive Trust Series I		Lifestyle Aggressive Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$96,078	$186,496	$1,597,622	$1,827,512	$2,598,468	$3,020,553
Expenses:
Mortality and expense risk and administrative charges	(113,495)	(302,895)	(1,431,488)	(1,373,360)	(2,721,035)	(2,726,791)

Net investment income (loss)	(17,417)	(116,399)	166,134	454,152	(122,567)	293,762

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(1,364,115)	(1,839,976)	(3,987,765)	(8,831,413)	(10,484,967)	(13,908,452)

Realized gains (losses)	(1,364,115)	(1,839,976)	(3,987,765)	(8,831,413)	(10,484,967)	(13,908,452)

Unrealized appreciation (depreciation) during the period	2,850,929	3,349,785	(3,739,606)	21,524,186	(2,497,473)	37,289,043

Net increase (decrease) in contract owners’ equity from operations	1,469,397	1,393,410	(7,561,237)	13,146,925	(13,105,007)	23,674,353

Changes from principal transactions:
Purchase payments	65,592	97,367	874,926	678,277	2,094,895	3,174,869
Transfers between sub-accounts and the company	(21,459,973)	1,567,256	(3,301,763)	1,145,227	(5,780,912)	(1,560,781)
Withdrawals	(821,333)	(1,576,186)	(8,165,356)	(6,703,546)	(16,830,548)	(14,426,040)
Annual contract fee	(18,946)	(73,288)	(362,494)	(352,903)	(646,150)	(687,412)

Net increase (decrease) in contract owners’ equity from principal transactions	(22,234,660)	15,149	(10,954,687)	(5,232,945)	(21,162,715)	(13,499,364)

Total increase (decrease) in contract owners’ equity	(20,765,263)	1,408,559	(18,515,924)	7,913,980	(34,267,722)	10,174,989

Contract owners’ equity at beginning of period	20,765,263	19,356,704	103,196,685	95,282,705	188,589,090	178,414,101

Contract owners’ equity at end of period	$—	$20,765,263	$84,680,761	$103,196,685	$154,321,368	$188,589,090

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,126,491	1,133,545	6,183,737	6,570,279	11,278,274	12,202,049
Units issued	69,244	225,485	594,162	1,233,548	915,164	1,141,163

Units redeemed	1,195,735	232,539	1,268,012	1,620,090	2,132,437	2,064,938

Units, end of period	—	1,126,491	5,509,887	6,183,737	10,061,001	11,278,274

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Trust Series I		Lifestyle Balanced Trust Series II		Lifestyle Balanced Trust Series NAV
	2011	2010	2011	2010	2011
Income:
Dividend distributions	$22,794,587	$18,402,025	$289,200,684	$241,978,957	$2,424
Expenses:
Mortality and expense risk and administrative charges	(9,119,262)	(9,299,937)	(146,285,180)	(144,676,449)	(685)

Net investment income (loss)	13,675,325	9,102,088	142,915,504	97,302,508	1,739

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(9,790,109)	(21,652,507)	(139,676,226)	(138,384,962)	—

Realized gains (losses)	(9,790,109)	(21,652,507)	(139,676,226)	(138,384,962)	—

Unrealized appreciation (depreciation) during the period	(8,498,064)	77,986,924	(103,173,454)	917,216,712	(3,154)

Net increase (decrease) in contract owners’ equity from operations	(4,612,848)	65,436,505	(99,934,176)	876,134,258	(1,415)

Changes from principal transactions:
Purchase payments	16,036,101	28,391,458	218,614,799	409,098,662	71,497
Transfers between sub-accounts and the company	36,503,535	26,853,733	(179,278,228)	119,524,423	—
Withdrawals	(77,038,904)	(80,520,060)	(804,684,211)	(618,899,456)	—
Annual contract fee	(3,034,823)	(2,949,617)	(52,779,526)	(49,217,857)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(27,534,091)	(28,224,486)	(818,127,166)	(139,494,228)	71,497

Total increase (decrease) in contract owners’ equity	(32,146,939)	37,212,019	(918,061,342)	736,640,030	70,082

Contract owners’ equity at beginning of period	699,738,018	662,525,999	9,859,909,037	9,123,269,007	—

Contract owners’ equity at end of period	$667,591,079	$699,738,018	$8,941,847,695	$9,859,909,037	$70,082

	2011	2010	2011	2010	2011
Units, beginning of period	40,353,556	40,029,522	606,988,062	611,485,345	—
Units issued	5,813,002	7,452,735	17,598,988	36,123,426	5,040

Units redeemed	5,951,818	7,128,701	64,308,372	40,620,709	—

Units, end of period	40,214,740	40,353,556	560,278,678	606,988,062	5,040

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced PS Series II	Lifestyle Conservative Trust Series I		Lifestyle Conservative Trust Series II
	2011	2011	2010	2011	2010
Income:
Dividend distributions	$718,501	$8,850,164	$5,787,292	$91,439,069	$57,711,107
Expenses:
Mortality and expense risk and administrative charges	(197,818)	(2,885,180)	(3,018,917)	(34,669,261)	(35,723,695)

Net investment income (loss)	520,683	5,964,984	2,768,375	56,769,808	21,987,412

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(51,474)	9,951,383	2,186,456	34,391,272	(15,200,726)

Realized gains (losses)	(51,474)	9,951,383	2,186,456	34,391,272	(15,200,726)

Unrealized appreciation (depreciation) during the period	48,785	(9,844,147)	10,916,358	(36,956,690)	156,141,573

Net increase (decrease) in contract owners’ equity from operations	517,994	6,072,220	15,871,189	54,204,390	162,928,259

Changes from principal transactions:
Purchase payments	62,444,938	3,410,170	4,260,475	61,167,859	144,459,918
Transfers between sub-accounts and the company	4,418,489	16,812,606	27,790,584	98,168,751	178,337,623
Withdrawals	(120,069)	(32,466,430)	(35,319,903)	(233,803,156)	(202,042,357)
Annual contract fee	(14,385)	(839,674)	(777,513)	(12,917,662)	(12,363,984)

Net increase (decrease) in contract owners’ equity from principal transactions	66,728,973	(13,083,328)	(4,046,357)	(87,384,208)	108,391,200

Total increase (decrease) in contract owners’ equity	67,246,967	(7,011,108)	11,824,832	(33,179,818)	271,319,459

Contract owners’ equity at beginning of period	—	220,273,901	208,449,069	2,342,621,033	2,071,301,574

Contract owners’ equity at end of period	$67,246,967	$213,262,793	$220,273,901	$2,309,441,215	$2,342,621,033

	2011	2011	2010	2011	2010
Units, beginning of period	—	11,547,707	11,452,790	141,829,250	133,572,464
Units issued	5,623,500	3,189,230	4,137,883	25,726,416	38,173,707

Units redeemed	107,037	3,463,968	4,042,966	30,594,934	29,916,921

Units, end of period	5,516,463	11,272,969	11,547,707	136,960,732	141,829,250

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative PS Series II	Lifestyle Growth Trust Series I		Lifestyle Growth Trust Series II
	2011	2011	2010	2011	2010
Income:
Dividend distributions	$369,755	$15,966,845	$13,537,990	$292,748,190	$255,974,576
Expenses:
Mortality and expense risk and administrative charges	(94,223)	(7,575,851)	(7,405,769)	(182,712,634)	(174,963,402)

Net investment income (loss)	275,532	8,390,994	6,132,221	110,035,556	81,011,174

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(6,284)	(9,220,071)	(21,756,160)	(230,818,127)	(211,027,896)

Realized gains (losses)	(6,284)	(9,220,071)	(21,756,160)	(230,818,127)	(211,027,896)

Unrealized appreciation (depreciation) during the period	(102,064)	(16,019,994)	76,058,742	(269,317,998)	1,334,091,234

Net increase (decrease) in contract owners’ equity from operations	167,184	(16,849,071)	60,434,803	(390,100,569)	1,204,074,512

Changes from principal transactions:
Purchase payments	27,609,308	23,346,694	34,645,473	310,438,619	492,620,208
Transfers between sub-accounts and the company	(496,344)	24,777,880	17,543,631	(128,507,330)	(23,542,458)
Withdrawals	(117,495)	(58,745,910)	(48,679,740)	(812,245,037)	(551,303,826)
Annual contract fee	(2,700)	(3,066,100)	(2,919,134)	(70,215,733)	(65,464,110)

Net increase (decrease) in contract owners’ equity from principal transactions	26,992,769	(13,687,436)	590,230	(700,529,481)	(147,690,186)

Total increase (decrease) in contract owners’ equity	27,159,953	(30,536,507)	61,025,033	(1,090,630,050)	1,056,384,326

Contract owners’ equity at beginning of period	—	595,817,023	534,791,990	12,206,252,598	11,149,868,272

Contract owners’ equity at end of period	$27,159,953	$565,280,516	$595,817,023	$11,115,622,548	$12,206,252,598

	2011	2011	2010	2011	2010
Units, beginning of period	—	36,719,632	35,025,976	778,123,464	783,016,876
Units issued	2,307,740	6,365,313	7,228,803	30,887,578	43,625,212

Units redeemed	140,554	5,812,170	5,535,147	71,129,783	48,518,624

Units, end of period	2,167,186	37,272,775	36,719,632	737,881,259	778,123,464

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Trust Series NAV	Lifestyle Growth PS Series II	Lifestyle Moderate Trust Series I		Lifestyle Moderate Trust Series II
	2011	2011	2011	2010	2011	2010
Income:
Dividend distributions	$4,313	$750,225	$9,175,529	$6,786,751	$97,585,646	$70,352,043
Expenses:
Mortality and expense risk and administrative charges	(1,524)	(276,028)	(3,452,873)	(3,481,516)	(44,241,177)	(42,831,483)

Net investment income (loss)	2,789	474,197	5,722,656	3,305,235	53,344,469	27,520,560

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(59)	(405,738)	2,194,019	(4,298,289)	(27,635,041)	(38,811,151)

Realized gains (losses)	(59)	(405,738)	2,194,019	(4,298,289)	(27,635,041)	(38,811,151)

Unrealized appreciation (depreciation) during the period	(12,676)	335,630	(5,272,671)	22,873,639	(7,876,937)	244,567,000

Net increase (decrease) in contract owners’ equity from operations	(9,946)	404,089	2,644,004	21,880,585	17,832,491	233,276,409

Changes from principal transactions:
Purchase payments	160,000	84,143,567	7,216,340	10,637,477	88,751,507	173,360,760
Transfers between sub-accounts and the company	—	2,223,031	11,122,967	18,029,244	22,655,926	133,514,376
Withdrawals	—	(127,063)	(34,115,090)	(30,117,067)	(259,204,578)	(216,720,981)
Annual contract fee	—	(6,850)	(1,060,011)	(1,035,461)	(16,359,348)	(14,528,969)

Net increase (decrease) in contract owners’ equity from principal transactions	160,000	86,232,685	(16,835,794)	(2,485,807)	(164,156,493)	75,625,186

Total increase (decrease) in contract owners’ equity	150,054	86,636,774	(14,191,790)	19,394,778	(146,324,002)	308,901,595

Contract owners’ equity at beginning of period	—	—	265,027,006	245,632,228	2,947,541,565	2,638,639,970

Contract owners’ equity at end of period	$150,054	$86,636,774	$250,835,216	$265,027,006	$2,801,217,563	$2,947,541,565

	2011	2011	2011	2010	2011	2010
Units, beginning of period	—	—	14,331,890	13,923,302	182,150,799	175,829,782
Units issued	10,695	7,689,014	2,910,619	3,424,283	15,359,172	24,269,020

Units redeemed	—	448,154	3,215,636	3,015,695	24,511,710	17,948,003

Units, end of period	10,695	7,240,860	14,026,873	14,331,890	172,998,261	182,150,799

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate PS Series II	Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2011	2011	2010	2011	2010
Income:
Dividend distributions	$388,762	$232,413	$396,845	$342,452	$628,892
Expenses:
Mortality and expense risk and administrative charges	(105,615)	(577,371)	(570,654)	(1,201,815)	(1,201,970)

Net investment income (loss)	283,147	(344,958)	(173,809)	(859,363)	(573,078)

Realized gains (losses) on investments:
Capital gain distributions	—	887,811	—	1,767,988	—
Net realized gain (loss)	(13,295)	329,685	(2,117,230)	1,312,535	(4,526,365)

Realized gains (losses)	(13,295)	1,217,496	(2,117,230)	3,080,523	(4,526,365)

Unrealized appreciation (depreciation) during the period	55,434	(2,043,699)	10,441,592	(4,789,935)	21,026,599

Net increase (decrease) in contract owners’ equity from operations	325,286	(1,171,161)	8,150,553	(2,568,775)	15,927,156

Changes from principal transactions:
Purchase payments	30,961,475	221,779	160,324	380,302	427,554
Transfers between sub-accounts and the company	2,603,241	(3,662,468)	811,738	(2,054,981)	(1,308,158)
Withdrawals	(62,336)	(4,741,373)	(3,724,676)	(8,840,972)	(7,531,476)
Annual contract fee	(3,915)	(115,697)	(117,513)	(329,603)	(358,319)

Net increase (decrease) in contract owners’ equity from principal transactions	33,498,465	(8,297,759)	(2,870,127)	(10,845,254)	(8,770,399)

Total increase (decrease) in contract owners’ equity	33,823,751	(9,468,920)	5,280,426	(13,414,029)	7,156,757

Contract owners’ equity at beginning of period	—	41,948,523	36,668,097	81,259,636	74,102,879

Contract owners’ equity at end of period	$33,823,751	$32,479,603	$41,948,523	$67,845,607	$81,259,636

	2011	2011	2010	2011	2010
Units, beginning of period	—	1,987,088	2,155,012	4,171,865	4,703,227
Units issued	2,776,925	190,031	293,921	504,639	709,082

Units redeemed	39,667	578,762	461,845	1,042,183	1,240,444

Units, end of period	2,737,258	1,598,357	1,987,088	3,634,321	4,171,865

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$—	$138	$—	$—	$490,492	$1,611,378
Expenses:
Mortality and expense risk and administrative charges	(2,488,459)	(2,442,907)	(1,829,458)	(1,745,474)	(1,087,683)	(1,196,531)

Net investment income (loss)	(2,488,459)	(2,442,769)	(1,829,458)	(1,745,474)	(597,191)	414,847

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	291,701
Net realized gain (loss)	(2,906,179)	(6,322,476)	(2,496,636)	(7,302,169)	6,968,638	4,734,985

Realized gains (losses)	(2,906,179)	(6,322,476)	(2,496,636)	(7,302,169)	6,968,638	5,026,686

Unrealized appreciation (depreciation) during the period	(10,927,322)	42,082,640	(6,884,059)	29,330,607	(10,675,936)	5,323,410

Net increase (decrease) in contract owners’ equity from operations	(16,321,960)	33,317,395	(11,210,153)	20,282,964	(4,304,489)	10,764,943

Changes from principal transactions:
Purchase payments	3,507,789	5,872,132	601,480	888,457	228,952	404,162
Transfers between sub-accounts and the company	(1,266,965)	(3,963,283)	(41,374)	(584,996)	(5,868,861)	(3,005,842)
Withdrawals	(22,306,430)	(18,260,366)	(14,963,869)	(10,127,552)	(9,809,329)	(9,917,525)
Annual contract fee	(712,571)	(748,622)	(423,740)	(442,784)	(249,807)	(281,992)

Net increase (decrease) in contract owners’ equity from principal transactions	(20,778,177)	(17,100,139)	(14,827,503)	(10,266,875)	(15,699,045)	(12,801,197)

Total increase (decrease) in contract owners’ equity	(37,100,137)	16,217,256	(26,037,656)	10,016,089	(20,003,534)	(2,036,254)

Contract owners’ equity at beginning of period	183,428,550	167,211,294	117,686,505	107,670,416	82,548,250	84,584,504

Contract owners’ equity at end of period	$146,328,413	$183,428,550	$91,648,849	$117,686,505	$62,544,716	$82,548,250

	2011	2010	2011	2010	2011	2010
Units, beginning of period	10,955,501	11,821,904	5,660,485	6,241,071	4,753,528	5,577,843
Units issued	1,353,399	1,368,577	810,221	751,575	201,245	186,491

Units redeemed	2,274,847	2,234,980	1,516,401	1,332,161	1,117,307	1,010,806

Units, end of period	10,034,053	10,955,501	4,954,305	5,660,485	3,837,466	4,753,528

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$412,378	$1,625,642	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,368,138)	(1,458,881)	(2,645,764)	(3,230,682)	(13,199,602)	(15,937,073)

Net investment income (loss)	(955,760)	166,761	(2,645,764)	(3,230,682)	(13,199,602)	(15,937,073)

Realized gains (losses) on investments:
Capital gain distributions	—	329,335	142,605	2,178	749,700	10,756
Net realized gain (loss)	6,929,304	4,280,013	—	—	—	—

Realized gains (losses)	6,929,304	4,609,348	142,605	2,178	749,700	10,756

Unrealized appreciation (depreciation) during the period	(11,366,877)	6,940,045	—	—	—	—

Net increase (decrease) in contract owners’ equity from operations	(5,393,333)	11,716,154	(2,503,159)	(3,228,504)	(12,449,902)	(15,926,317)

Changes from principal transactions:
Purchase payments	334,302	334,623	5,692,850	6,884,871	56,383,027	156,862,854
Transfers between sub-accounts and the company	(5,932,545)	(2,506,505)	79,794,911	(81,436,767)	392,908,841	(154,563,324)
Withdrawals	(9,466,438)	(7,665,497)	(86,430,116)	14,556,991	(395,722,727)	(287,133,245)
Annual contract fee	(320,858)	(364,395)	(684,127)	(828,083)	(5,247,646)	(5,909,145)

Net increase (decrease) in contract owners’ equity from principal transactions	(15,385,539)	(10,201,774)	(1,626,482)	(60,822,988)	48,321,495	(290,742,860)

Total increase (decrease) in contract owners’ equity	(20,778,872)	1,514,380	(4,129,641)	(64,051,492)	35,871,593	(306,669,177)

Contract owners’ equity at beginning of period	93,543,848	92,029,468	176,238,503	240,289,995	826,856,225	1,133,525,402

Contract owners’ equity at end of period	$72,764,976	$93,543,848	$172,108,862	$176,238,503	$862,727,818	$826,856,225

	2011	2010	2011	2010	2011	2010
Units, beginning of period	5,480,922	6,142,311	11,384,953	15,261,241	65,834,885	88,916,938
Units issued	274,157	248,717	11,531,581	9,553,377	59,860,335	39,037,439

Units redeemed	1,194,757	910,106	11,525,799	13,429,665	55,989,611	62,119,492

Units, end of period	4,560,322	5,480,922	11,390,735	11,384,953	69,705,609	65,834,885

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust B Series NAV		Mutual Shares Trust Series I		Natural Resources Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$—	$14,946	$1,737,225	$4,307,323	$437,297	$657,134
Expenses:
Mortality and expense risk and administrative charges	(408,666)	(446,948)	(1,635,323)	(1,290,053)	(2,378,203)	(2,424,919)

Net investment income (loss)	(408,666)	(432,002)	101,902	3,017,270	(1,940,906)	(1,767,785)

Realized gains (losses) on investments:
Capital gain distributions	24,025	—	—	—	—	—
Net realized gain (loss)	—	—	2,358,474	(210,177)	27,360,131	(32,424,468)

Realized gains (losses)	24,025	—	2,358,474	(210,177)	27,360,131	(32,424,468)

Unrealized appreciation (depreciation) during the period	—	—	(4,910,902)	13,157,354	(59,233,630)	52,549,375

Net increase (decrease) in contract owners’ equity from operations	(384,641)	(432,002)	(2,450,526)	15,964,447	(33,814,405)	18,357,122

Changes from principal transactions:
Purchase payments	143,138	190,699	11,073,169	20,738,936	782,556	1,218,067
Transfers between sub-accounts and the company	9,306,224	845,874	17,816,473	19,034,364	(10,175,755)	(2,251,887)
Withdrawals	(9,054,994)	(6,890,006)	(8,271,097)	(4,915,742)	(18,282,081)	(14,997,795)
Annual contract fee	(149,483)	(170,359)	(1,415,599)	(1,391,954)	(497,689)	(505,013)

Net increase (decrease) in contract owners’ equity from principal transactions	244,885	(6,023,792)	19,202,946	33,465,604	(28,172,969)	(16,536,628)

Total increase (decrease) in contract owners’ equity	(139,756)	(6,455,794)	16,752,420	49,430,051	(61,987,374)	1,820,494

Contract owners’ equity at beginning of period	26,235,859	32,691,653	172,165,587	122,735,536	174,978,526	173,158,032

Contract owners’ equity at end of period	$26,096,103	$26,235,859	$188,918,007	$172,165,587	$112,991,152	$174,978,526

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,097,486	2,574,889	14,733,437	11,608,152	4,483,909	4,956,632
Units issued	1,584,371	757,557	2,727,498	3,581,353	731,935	914,539

Units redeemed	1,566,141	1,234,960	992,135	456,068	1,491,383	1,387,262

Units, end of period	2,115,716	2,097,486	16,468,800	14,733,437	3,724,461	4,483,909

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	PIMCO All Asset		Real Estate Securities Trust Series I		Real Estate Securities Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$2,113,460	$1,948,657	$724,665	$967,611	$863,003	$1,097,177
Expenses:
Mortality and expense risk and administrative charges	(502,204)	(428,354)	(790,705)	(793,238)	(1,104,710)	(1,053,551)

Net investment income (loss)	1,611,256	1,520,303	(66,040)	174,373	(241,707)	43,626

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	441,588	(645,282)	36,886	(9,137,009)	1,517,166	(9,571,385)

Realized gains (losses)	441,588	(645,282)	36,886	(9,137,009)	1,517,166	(9,571,385)

Unrealized appreciation (depreciation) during the period	(2,057,123)	1,927,056	3,662,429	21,421,897	3,471,551	25,150,963

Net increase (decrease) in contract owners’ equity from operations	(4,279)	2,802,077	3,633,275	12,459,261	4,747,010	15,623,204

Changes from principal transactions:
Purchase payments	155,025	168,493	260,411	260,074	730,943	534,242
Transfers between sub-accounts and the company	3,440,522	7,975,723	(3,882,289)	1,006,822	(3,921,885)	648,223
Withdrawals	(5,067,846)	(2,690,366)	(7,179,101)	(6,799,295)	(8,172,994)	(6,417,168)
Annual contract fee	(94,038)	(82,612)	(133,009)	(136,821)	(237,840)	(242,954)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,566,337)	5,371,238	(10,933,988)	(5,669,220)	(11,601,776)	(5,477,657)

Total increase (decrease) in contract owners’ equity	(1,570,616)	8,173,315	(7,300,713)	6,790,041	(6,854,766)	10,145,547

Contract owners’ equity at beginning of period	31,946,884	23,773,569	55,339,432	48,549,391	72,145,442	61,999,895

Contract owners’ equity at end of period	$30,376,268	$31,946,884	$48,038,719	$55,339,432	$65,290,676	$72,145,442

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,849,601	1,526,486	1,872,263	2,091,375	3,033,454	3,296,683
Units issued	588,722	824,675	218,608	382,264	445,607	690,523

Units redeemed	682,273	501,560	587,299	601,376	930,426	953,752

Units, end of period	1,756,050	1,849,601	1,503,572	1,872,263	2,548,635	3,033,454

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Return Bond Trust Series II		Science & Technology Trust Series I		Science & Technology Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$2,625,754	$8,823,330	$—	$68	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,145,558)	(1,292,125)	(1,538,924)	(1,534,886)	(758,748)	(751,903)

Net investment income (loss)	1,480,196	7,531,205	(1,538,924)	(1,534,818)	(758,748)	(751,903)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,023,853)	(3,351,599)	10,450,748	6,594,720	6,774,398	1,323,782

Realized gains (losses)	(1,023,853)	(3,351,599)	10,450,748	6,594,720	6,774,398	1,323,782

Unrealized appreciation (depreciation) during the period	6,468,592	1,471,447	(17,197,966)	16,297,297	(10,090,183)	9,034,677

Net increase (decrease) in contract owners’ equity from operations	6,924,935	5,651,053	(8,286,142)	21,357,199	(4,074,533)	9,606,556

Changes from principal transactions:
Purchase payments	320,593	215,479	460,037	568,294	239,025	325,445
Transfers between sub-accounts and the company	(4,027,434)	(4,054,000)	(9,413,046)	(5,530,914)	(3,753,772)	(2,209,303)
Withdrawals	(9,826,858)	(10,080,940)	(11,108,423)	(11,131,978)	(5,631,373)	(5,110,516)
Annual contract fee	(201,658)	(217,641)	(332,149)	(349,910)	(176,950)	(178,161)

Net increase (decrease) in contract owners’ equity from principal transactions	(13,735,357)	(14,137,102)	(20,393,581)	(16,444,508)	(9,323,070)	(7,172,535)

Total increase (decrease) in contract owners’ equity	(6,810,422)	(8,486,049)	(28,679,723)	4,912,691	(13,397,603)	2,434,021

Contract owners’ equity at beginning of period	77,015,800	85,501,849	113,407,716	108,495,025	53,799,402	51,365,381

Contract owners’ equity at end of period	$70,205,378	$77,015,800	$84,727,993	$113,407,716	$40,401,799	$53,799,402

	2011	2010	2011	2010	2011	2010
Units, beginning of period	4,727,373	5,613,322	8,373,854	9,846,551	3,165,493	3,708,685
Units issued	1,383,341	988,640	583,213	596,334	771,935	773,611

Units redeemed	2,202,008	1,874,589	2,217,946	2,069,031	1,321,175	1,316,803

Units, end of period	3,908,706	4,727,373	6,739,121	8,373,854	2,616,253	3,165,493

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series II		Small Cap Growth Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$1,633,122	$1,221,384	$1,491,818	$982,139	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,093,169)	(869,950)	(1,024,768)	(852,026)	(2,897)	(1,243)

Net investment income (loss)	539,953	351,434	467,050	130,113	(2,897)	(1,243)

Realized gains (losses) on investments:
Capital gain distributions received	178,047	20,198	161,842	18,875	9,226	—
Net realized gain (loss)	398,457	299,075	329,340	275,448	7,657	3,985

Realized gains (losses)	576,504	319,273	491,182	294,323	16,883	3,985

Unrealized appreciation (depreciation) during the period	(211,365)	140,035	(398,205)	103,794	(57,436)	27,891

Net increase (decrease) in contract owners’ equity from operations	905,092	810,742	560,027	528,230	(43,450)	30,633

Changes from principal transactions:
Purchase payments	412,773	97,569	287,324	301,379	29,798	42,659
Transfers between sub-accounts and the company	(3,477,088)	90,322,657	1,464,789	81,893,354	255,603	57,381
Withdrawals	(11,861,574)	(10,102,334)	(8,651,174)	(7,713,494)	(18,739)	(11,691)
Annual contract fee	(140,052)	(106,309)	(172,351)	(135,541)	(1,748)	(1,621)

Net increase (decrease) in contract owners’ equity from principal transactions	(15,065,941)	80,211,583	(7,071,412)	74,345,698	264,914	86,728

Total increase (decrease) in contract owners’ equity	(14,160,849)	81,022,325	(6,511,385)	74,873,928	221,464	117,361

Contract owners’ equity at beginning of period	81,022,325	—	74,873,928	—	203,460	86,099

Contract owners’ equity at end of period	$66,861,476	$81,022,325	$68,362,543	$74,873,928	$424,924	$203,460

	2011	2010	2011	2010	2011	2010
Units, beginning of period	6,421,693	—	5,946,931	—	15,250	7,788
Units issued	939,030	7,847,614	1,689,749	7,327,353	21,372	10,498

Units redeemed	2,129,430	1,425,921	2,255,905	1,380,422	2,205	3,036

Units, end of period	5,231,293	6,421,693	5,380,775	5,946,931	34,417	15,250

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Growth Trust Series II		Small Cap Index Trust Series I		Small Cap Index Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$—	$178,032	$82,900	$539,197	$169,498
Expenses:
Mortality and expense risk and administrative charges	(585,176)	(496,715)	(252,117)	(250,886)	(934,491)	(951,202)

Net investment income (loss)	(585,176)	(496,715)	(74,085)	(167,986)	(395,294)	(781,704)

Realized gains (losses) on investments:
Capital gain distributions received	850,062	—	67,690	—	242,784	—
Net realized gain (loss)	6,413,048	(450,506)	(491,620)	(938,866)	(1,687,756)	(3,703,468)

Realized gains (losses)	7,263,110	(450,506)	(423,930)	(938,866)	(1,444,972)	(3,703,468)

Unrealized appreciation (depreciation) during the period	(9,887,859)	6,549,984	(445,655)	4,781,483	(1,618,985)	17,541,729

Net increase (decrease) in contract owners’ equity from operations	(3,209,925)	5,602,763	(943,670)	3,674,631	(3,459,251)	13,056,557

Changes from principal transactions:
Purchase payments	196,678	243,197	52,931	49,555	305,017	277,844
Transfers between sub-accounts and the company	4,395,863	632,747	(1,225,308)	492,952	(1,938,398)	(2,852,894)
Withdrawals	(5,142,267)	(3,451,075)	(2,215,218)	(1,371,681)	(6,319,690)	(4,704,856)
Annual contract fee	(101,380)	(94,595)	(56,773)	(58,182)	(287,065)	(317,986)

Net increase (decrease) in contract owners’ equity from principal transactions	(651,106)	(2,669,726)	(3,444,368)	(887,356)	(8,240,136)	(7,597,892)

Total increase (decrease) in contract owners’ equity	(3,861,031)	2,933,037	(4,388,038)	2,787,275	(11,699,387)	5,458,665

Contract owners’ equity at beginning of period	33,603,888	30,670,851	18,602,242	15,814,967	64,424,978	58,966,313

Contract owners’ equity at end of period	$29,742,857	$33,603,888	$14,214,204	$18,602,242	$52,725,591	$64,424,978

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,880,038	2,052,359	1,068,443	1,130,357	3,569,664	4,052,504
Units issued	1,079,129	563,936	70,885	152,510	160,972	337,029

Units redeemed	1,143,911	736,257	272,489	214,424	619,011	819,869

Units, end of period	1,815,256	1,880,038	866,839	1,068,443	3,111,625	3,569,664

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II		Small Cap Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$26,107	$—	$19,210	$—	$4,813	$1,273
Expenses:
Mortality and expense risk and administrative charges	(449,037)	(453,115)	(504,263)	(482,249)	(5,030)	(3,127)

Net investment income (loss)	(422,930)	(453,115)	(485,053)	(482,249)	(217)	(1,854)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,501,274)	(3,223,195)	532,453	(3,743,722)	62,723	2,862

Realized gains (losses)	(1,501,274)	(3,223,195)	532,453	(3,743,722)	62,723	2,862

Unrealized appreciation (depreciation) during the period	689,382	10,810,979	(1,533,890)	11,108,338	(69,051)	74,674

Net increase (decrease) in contract owners’ equity from operations	(1,234,822)	7,134,669	(1,486,490)	6,882,367	(6,545)	75,682

Changes from principal transactions:
Purchase payments	103,171	125,315	165,045	175,633	58,570	81,781
Transfers between sub-accounts and the company	(4,664,312)	2,300,972	(2,400,018)	4,064,240	98,644	28,775
Withdrawals	(3,774,568)	(4,077,123)	(3,333,582)	(3,337,054)	(23,857)	(8,185)
Annual contract fee	(87,264)	(90,552)	(120,038)	(124,660)	(2,119)	(2,695)

Net increase (decrease) in contract owners’ equity from principal transactions	(8,422,973)	(1,741,388)	(5,688,593)	778,159	131,238	99,676

Total increase (decrease) in contract owners’ equity	(9,657,795)	5,393,281	(7,175,083)	7,660,526	124,693	175,358

Contract owners’ equity at beginning of period	33,857,311	28,464,030	34,524,461	26,863,935	416,303	240,945

Contract owners’ equity at end of period	$24,199,516	$33,857,311	$27,349,378	$34,524,461	$540,996	$416,303

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,570,258	1,685,652	1,696,568	1,671,563	26,807	19,366
Units issued	197,030	433,004	304,546	696,336	16,030	8,265

Units redeemed	590,027	548,398	583,517	671,331	8,065	824

Units, end of period	1,177,261	1,570,258	1,417,597	1,696,568	34,772	26,807

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series II		Small Company Value Trust Series I		Small Company Value Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$253,994	$64,121	$369,333	$1,012,758	$263,377	$886,695
Expenses:
Mortality and expense risk and administrative charges	(669,013)	(662,837)	(1,049,016)	(1,142,682)	(1,168,773)	(1,215,884)

Net investment income (loss)	(415,019)	(598,716)	(679,683)	(129,924)	(905,396)	(329,189)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	4,334,226	1,081,321	(3,828,800)	(8,073,782)	(3,399,806)	(6,975,736)

Realized gains (losses)	4,334,226	1,081,321	(3,828,800)	(8,073,782)	(3,399,806)	(6,975,736)

Unrealized appreciation (depreciation) during the period	(4,197,158)	8,041,429	3,006,095	21,578,460	2,392,853	20,633,152

Net increase (decrease) in contract owners’ equity from operations	(277,951)	8,524,034	(1,502,388)	13,374,754	(1,912,349)	13,328,227

Changes from principal transactions:
Purchase payments	189,975	298,336	276,534	223,405	427,235	507,683
Transfers between sub-accounts and the company	(1,367,499)	8,032,771	(5,069,627)	(5,760,662)	(3,280,424)	(4,531,574)
Withdrawals	(5,265,952)	(4,969,653)	(9,382,795)	(10,176,908)	(8,093,773)	(7,693,660)
Annual contract fee	(113,664)	(125,197)	(185,401)	(218,386)	(256,816)	(292,990)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,557,140)	3,236,257	(14,361,289)	(15,932,551)	(11,203,778)	(12,010,541)

Total increase (decrease) in contract owners’ equity	(6,835,091)	11,760,291	(15,863,677)	(2,557,797)	(13,116,127)	1,317,686

Contract owners’ equity at beginning of period	49,173,911	37,413,620	77,464,248	80,022,045	79,849,833	78,532,147

Contract owners’ equity at end of period	$42,338,820	$49,173,911	$61,600,571	$77,464,248	$66,733,706	$79,849,833

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,769,478	2,610,714	3,137,803	3,876,782	3,907,714	4,564,364
Units issued	660,836	1,352,961	86,401	107,705	185,482	230,762

Units redeemed	1,025,869	1,194,197	668,842	846,684	727,864	887,412

Units, end of period	2,404,445	2,769,478	2,555,362	3,137,803	3,365,332	3,907,714

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Smaller Company Growth Trust Series I		Smaller Company Growth Trust Series II		Strategic Income Opportunities Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$—	$—	$—	$6,856,808	$5,461,644
Expenses:
Mortality and expense risk and administrative charges	(507,383)	(534,335)	(342,122)	(346,683)	(1,021,135)	(171,370)

Net investment income (loss)	(507,383)	(534,335)	(342,122)	(346,683)	5,835,673	5,290,274

Realized gains (losses) on investments:
Capital gain distributions received	—	557,346	—	335,569	—	—
Net realized gain (loss)	2,029,311	852,848	1,185,884	604,733	(973,057)	(44,841)

Realized gains (losses)	2,029,311	1,410,194	1,185,884	940,302	(973,057)	(44,841)

Unrealized appreciation (depreciation) during the period	(4,299,020)	6,597,633	(2,637,800)	3,711,838	(4,258,237)	(4,096,503)

Net increase (decrease) in contract owners’ equity from operations	(2,777,092)	7,473,492	(1,794,038)	4,305,457	604,379	1,148,930

Changes from principal transactions:
Purchase payments	74,646	118,812	153,441	170,132	40,533	7,663
Transfers between sub-accounts and the company	(3,726,860)	(2,235,116)	(1,060,425)	(703,971)	(3,106,054)	75,898,532
Withdrawals	(3,729,010)	(4,154,094)	(2,359,021)	(2,213,904)	(12,025,876)	(2,222,631)
Annual contract fee	(105,194)	(118,372)	(89,821)	(97,854)	(99,008)	(14,587)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,486,418)	(6,388,770)	(3,355,826)	(2,845,597)	(15,190,405)	73,668,977

Total increase (decrease) in contract owners’ equity	(10,263,510)	1,084,722	(5,149,864)	1,459,860	(14,586,026)	74,817,907

Contract owners’ equity at beginning of period	38,475,742	37,391,020	23,082,682	21,622,822	74,817,907	—

Contract owners’ equity at end of period	$28,212,232	$38,475,742	$17,932,818	$23,082,682	$60,231,881	$74,817,907

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,377,741	2,846,684	1,432,916	1,648,670	4,069,460	—
Units issued	77,890	164,711	107,680	306,452	274,849	4,300,419

Units redeemed	550,623	633,654	320,045	522,206	1,087,215	230,959

Units, end of period	1,905,008	2,377,741	1,220,551	1,432,916	3,257,094	4,069,460

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series II		Total Bond Market Trust A Series II		Total Bond Market Trust A Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$7,227,667	$5,746,958	$3,407,504	$961,037	$3,861,425	$2,370,143
Expenses:
Mortality and expense risk and administrative charges	(1,173,645)	(365,568)	(1,060,622)	(191,994)	(938,753)	(502,017)

Net investment income (loss)	6,054,022	5,381,390	2,346,882	769,043	2,922,672	1,868,126

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(599,322)	1,227,520	888,722	56,081	786,181	300,937

Realized gains (losses)	(599,322)	1,227,520	888,722	56,081	786,181	300,937

Unrealized appreciation (depreciation) during the period	(5,179,938)	(4,064,984)	(528,807)	(1,136,738)	2,867,473	(180,410)

Net increase (decrease) in contract owners’ equity from operations	274,762	2,543,926	2,706,797	(311,614)	6,576,326	1,988,653

Changes from principal transactions:
Purchase payments	396,524	156,271	4,306,455	5,360,843	10,905,571	23,580,947
Transfers between sub-accounts and the company	(3,220,715)	66,631,706	86,342,749	37,552,113	23,522,039	32,095,606
Withdrawals	(11,314,379)	(2,772,211)	(10,233,949)	(2,610,078)	(4,016,394)	(1,917,945)
Annual contract fee	(216,571)	(66,888)	(475,198)	(112,587)	(1,195,427)	(1,120,478)

Net increase (decrease) in contract owners’ equity from principal transactions	(14,355,141)	63,948,878	79,940,057	40,190,291	29,215,789	52,638,130

Total increase (decrease) in contract owners’ equity	(14,080,379)	66,492,804	82,646,854	39,878,677	35,792,115	54,626,783

Contract owners’ equity at beginning of period	78,797,970	12,305,166	40,747,472	868,795	85,281,810	30,655,027

Contract owners’ equity at end of period	$64,717,591	$78,797,970	$123,394,326	$40,747,472	$121,073,925	$85,281,810

	2011	2010	2011	2010	2011	2010
Units, beginning of period	4,425,957	767,713	3,043,431	64,240	6,261,790	2,360,787
Units issued	338,981	4,479,063	13,653,724	3,876,657	3,028,806	4,292,037

Units redeemed	1,143,622	820,819	7,954,041	897,466	921,717	391,034

Units, end of period	3,621,316	4,425,957	8,743,114	3,043,431	8,368,879	6,261,790

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Return Trust Series I		Total Return Trust Series II		Total Stock Market Index Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$8,588,166	$6,024,933	$11,153,996	$7,054,586	$144,905	$167,477
Expenses:
Mortality and expense risk and administrative charges	(3,140,502)	(3,832,504)	(4,516,489)	(5,261,075)	(185,090)	(196,488)

Net investment income (loss)	5,447,664	2,192,429	6,637,507	1,793,511	(40,185)	(29,011)

Realized gains (losses) on investments:
Capital gain distributions received	7,729,006	4,431,887	10,384,056	5,707,349	—	—
Net realized gain (loss)	2,910,447	4,715,820	6,237,691	7,306,637	75,411	(17,149)

Realized gains (losses)	10,639,453	9,147,707	16,621,747	13,013,986	75,411	(17,149)

Unrealized appreciation (depreciation) during the period	(11,127,547)	3,829,451	(17,563,790)	3,777,579	(156,404)	1,883,392

Net increase (decrease) in contract owners’ equity from operations	4,959,570	15,169,587	5,695,464	18,585,076	(121,178)	1,837,232

Changes from principal transactions:
Purchase payments	913,016	2,187,539	1,659,449	2,296,271	22,713	29,898
Transfers between sub-accounts and the company	(12,039,248)	9,164,154	(14,084,186)	20,989,569	(572,050)	(762,360)
Withdrawals	(39,072,841)	(41,069,925)	(41,004,238)	(37,123,758)	(1,425,692)	(1,198,856)
Annual contract fee	(498,139)	(624,438)	(740,772)	(853,863)	(28,417)	(30,868)

Net increase (decrease) in contract owners’ equity from principal transactions	(50,697,212)	(30,342,670)	(54,169,747)	(14,691,781)	(2,003,446)	(1,962,186)

Total increase (decrease) in contract owners’ equity	(45,737,642)	(15,173,083)	(48,474,283)	3,893,295	(2,124,624)	(124,954)

Contract owners’ equity at beginning of period	234,958,922	250,132,005	310,048,956	306,155,661	13,294,922	13,419,876

Contract owners’ equity at end of period	$189,221,280	$234,958,922	$261,574,673	$310,048,956	$11,170,298	$13,294,922

	2011	2010	2011	2010	2011	2010
Units, beginning of period	11,096,418	12,463,088	17,037,465	17,775,787	1,104,523	1,288,506
Units issued	1,013,165	2,251,147	2,883,045	6,593,153	37,962	35,169

Units redeemed	3,342,471	3,617,817	5,825,235	7,331,475	202,543	219,152

Units, end of period	8,767,112	11,096,418	14,095,275	17,037,465	939,942	1,104,523

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$365,965	$425,196	$44,658	$5,779	$1,539,206	$313,582
Expenses:
Mortality and expense risk and administrative charges	(574,540)	(624,612)	(14,193)	(1,260)	(1,173,802)	(180,062)

Net investment income (loss)	(208,575)	(199,416)	30,465	4,519	365,404	133,520

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(614,775)	(1,298,845)	(5,053)	489	(380,326)	(3,775)

Realized gains (losses)	(614,775)	(1,298,845)	(5,053)	489	(380,326)	(3,775)

Unrealized appreciation (depreciation) during the period	420,519	6,975,838	(39,933)	(5,439)	(1,312,076)	(305,367)

Net increase (decrease) in contract owners’ equity from operations	(402,831)	5,477,577	(14,521)	(431)	(1,326,998)	(175,622)

Changes from principal transactions:
Purchase payments	130,120	272,208	136,673	343,032	44,281,187	8,077,839
Transfers between sub-accounts and the company	(2,313,202)	(3,594,688)	3,082,495	622,010	72,081,670	31,734,503
Withdrawals	(3,919,564)	(3,676,531)	(697,686)	(277,761)	(24,634,229)	(4,147,393)
Annual contract fee	(184,029)	(219,409)	(23,922)	(9,550)	(449,397)	(71,440)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,286,675)	(7,218,420)	2,497,560	677,731	91,279,231	35,593,509

Total increase (decrease) in contract owners’ equity	(6,689,506)	(1,740,843)	2,483,039	677,300	89,952,233	35,417,887

Contract owners’ equity at beginning of period	39,945,478	41,686,321	677,300	—	35,417,887	—

Contract owners’ equity at end of period	$33,255,972	$39,945,478	$3,160,339	$677,300	$125,370,120	$35,417,887

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,546,504	3,055,658	54,305	—	2,854,429	—
Units issued	66,625	65,656	370,087	103,024	13,311,559	3,839,229

Units redeemed	460,675	574,810	169,170	48,719	5,908,304	984,800

Units, end of period	2,152,454	2,546,504	255,222	54,305	10,257,684	2,854,429

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series I		Utilities Trust Series II		Value Opportunities
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$783,135	$505,422	$900,094	$546,273	$9,479	$16,774
Expenses:
Mortality and expense risk and administrative charges	(340,189)	(346,070)	(414,707)	(416,385)	(66,032)	(69,823)

Net investment income (loss)	442,946	159,352	485,387	129,888	(56,553)	(53,049)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,164,737)	(3,007,837)	(945,375)	(3,087,413)	(396,164)	(536,789)

Realized gains (losses)	(1,164,737)	(3,007,837)	(945,375)	(3,087,413)	(396,164)	(536,789)

Unrealized appreciation (depreciation) during the period	1,860,296	5,333,224	1,760,276	5,691,175	302,985	1,698,332

Net increase (decrease) in contract owners’ equity from operations	1,138,505	2,484,739	1,300,288	2,733,650	(149,732)	1,108,494

Changes from principal transactions:
Purchase payments	96,565	62,850	116,827	73,063	5,186	480
Transfers between sub-accounts and the company	(507,045)	(1,310,782)	629,687	(1,749,674)	(275,445)	(279,138)
Withdrawals	(3,128,182)	(3,003,168)	(3,341,389)	(2,807,341)	(761,141)	(528,689)
Annual contract fee	(66,625)	(75,216)	(90,211)	(99,308)	(15,892)	(18,045)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,605,287)	(4,326,316)	(2,685,086)	(4,583,260)	(1,047,292)	(825,392)

Total increase (decrease) in contract owners’ equity	(2,466,782)	(1,841,577)	(1,384,798)	(1,849,610)	(1,197,024)	283,102
Contract owners’ equity at beginning of period	22,950,840	24,792,417	26,637,339	28,486,949	4,893,343	4,610,241

Contract owners’ equity at end of period	$20,484,058	$22,950,840	$25,252,541	$26,637,339	$3,696,319	$4,893,343

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,163,379	1,410,049	907,563	1,086,877	142,766	167,144
Units issued	200,007	136,732	141,384	89,346	1,096	1,187
Units redeemed	376,047	383,402	229,614	268,660	32,563	25,565

Units, end of period	987,339	1,163,379	819,333	907,563	111,299	142,766

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Trust Series I		Value Trust Series II
	2011	2010	2011	2010
Income:
Dividend distributions received	$1,028,959	$990,501	$251,373	$232,349
Expenses:
Mortality and expense risk and administrative charges	(1,282,214)	(1,339,713)	(472,672)	(475,172)

Net investment income (loss)	(253,255)	(349,212)	(221,299)	(242,823)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—
Net realized gain (loss)	(1,377,514)	(4,504,896)	367,914	(2,478,538)

Realized gains (losses)	(1,377,514)	(4,504,896)	367,914	(2,478,538)

Unrealized appreciation (depreciation) during the period	1,838,368	23,801,518	(526,470)	8,018,498

Net increase (decrease) in contract owners’ equity from operations	207,599	18,947,410	(379,855)	5,297,137

Changes from principal transactions:
Purchase payments	819,567	1,222,610	125,095	141,211
Transfers between sub-accounts and the company	(5,036,861)	(4,952,287)	(1,567,684)	208,358
Withdrawals	(11,320,862)	(9,488,281)	(3,045,249)	(3,152,394)
Annual contract fee	(333,484)	(344,854)	(92,750)	(97,766)

Net increase (decrease) in contract owners’ equity from principal transactions	(15,871,640)	(13,562,812)	(4,580,588)	(2,900,591)

Total increase (decrease) in contract owners’ equity	(15,664,041)	5,384,598	(4,960,443)	2,396,546
Contract owners’ equity at beginning of period	104,427,585	99,042,987	31,318,089	28,921,543

Contract owners’ equity at end of period	$88,763,544	$104,427,585	$26,357,646	$31,318,089

	2011	2010	2011	2010
Units, beginning of period	5,103,953	5,780,835	1,627,685	1,797,563
Units issued	431,425	334,770	205,023	375,080
Units redeemed	1,102,593	1,011,652	448,855	544,958

Units, end of period	4,432,785	5,103,953	1,383,853	1,627,685

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 153 sub-accounts which are exclusively invested in corresponding portfolios of John Hancock Variable Insurance Trust (the “Trust”), and 5 sub-accounts that are invested in portfolios of other Outside Trusts (the “Outside Trusts”). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products: Venture, Vantage, Vision, Venture III, Venture IV, Venture VII, Venture Opportunities, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2011 are as follows:

Sub-accounts Closed	2011
American Bond Trust Series II	10/28/2011
American Bond Trust Series III	10/28/2011
Core Diversified Growth & Income Trust Series II	9/30/2011
High Income Trust Series II	4/29/2011
Large Cap Value Trust Series I	4/29/2011
Large Cap Value Trust Series II	4/29/2011

Sub-accounts Opened	2011
Bond PS Series II	6/20/2011
Bond Trust Series I	10/28/2011
Bond Trust Series II	10/28/2011
Core Allocation Trust Series NAV	1/3/2011
Core Balanced Trust Series NAV	2/1/2011
Core Diversified Growth & Income Trust Series II	1/1/2011
Core Global Diversification Trust Series I	2/1/2011
Lifestyle Balanced Trust Series NAV	3/1/2011
Lifestyle Balanced PS Series II	6/20/2011
Lifestyle Conservative PS Series II	6/20/2011
Lifestyle Growth Trust Series NAV	3/1/2011
Lifestyle Growth PS Series II	6/20/2011
Lifestyle Moderate PS Series II	6/20/2011

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

1.	Organization - (Continued)

As of a result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Optimized All Cap Trust Series II	Fundamental All Cap Core Trust Series II	10/31/2011
American Fundamental Holdings Trust Series II	Fundamental Holdings Trust Series II	10/1/2011
American Fundamental Holdings Trust Series III	Fundamental Holdings Trust Series III	10/1/2011
Optimized Value Trust Series II	Fundamental Large Cap Value Trust Series II	10/31/2011
American Global Diversification Trust Series II	Global Diversification Trust Series II	10/1/2011

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Expenses

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2011, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by the Company, serves as investment adviser for the Trust.

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust and the Outside Trusts were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2011.

Mutual Funds
Level 1	$45,020,396,821
Level 2	—
Level 3	—

$45,020,396,821

As of December 31, 2011, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. During the year ended December 31, 2011, there were no significant transfers in or out of Level 1, Level 2 or Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2011 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series NAV	$2,538,608	$8,884,776
500 Index Trust Series I	6,140,952	21,565,359
500 Index Trust Series II	7,192,982	12,617,916
500 Index Trust Series NAV	52,877,839	10,236,285
Active Bond Trust Series I	7,107,368	15,838,342
Active Bond Trust Series II	29,328,102	89,917,643
All Cap Core Trust Series I	2,175,858	10,494,413
All Cap Core Trust Series II	329,220	1,424,076
All Cap Value Trust Series I	2,781,992	6,670,988
All Cap Value Trust Series II	2,613,167	5,799,171
American Asset Allocation Trust Series I	5,586,368	30,582,914
American Asset Allocation Trust Series II	28,054,007	156,758,528
American Asset Allocation Trust Series III	5,340,240	11,883,574
American Blue-Chip Income & Growth Trust Series II	5,392,896	15,499,300
American Blue-Chip Income & Growth Trust Series III	27,809,957	8,576,651
American Bond Trust Series II	22,997,551	718,390,275
American Bond Trust Series III	32,253,801	240,550,844
American Global Growth Trust Series II	15,314,364	38,323,310
American Global Growth Trust Series III	787,623	287,917
American Global Small Capitalization Trust Series II	9,633,169	21,144,619
American Global Small Capitalization Trust Series III	7,238,854	2,100,553
American Growth Trust Series II	56,714,970	207,844,299
American Growth Trust Series III	18,754,297	5,251,735
American Growth-Income Trust Series I	5,046,304	35,350,097
American Growth-Income Trust Series II	37,185,664	148,741,993
American Growth-Income Trust Series III	6,208,486	7,273,622
American High-Income Bond Trust Series II	13,587,538	19,503,537
American High-Income Bond Trust Series III	5,335,297	3,572,675
American International Trust Series II	57,667,362	108,100,643
American International Trust Series III	19,381,564	746,478
American New World Trust Series II	13,883,463	30,251,324
American New World Trust Series III	835,847	428,674
Balanced Trust Series I	348,168	38,712
Basic Value Focus	190,922	2,332,325
Blue Chip Growth Trust Series I	9,645,130	57,489,877
Blue Chip Growth Trust Series II	17,784,953	31,462,941
Bond PS Series II	13,279,407	10,955,258
Bond Trust Series I	231,583,046	618,846
Bond Trust Series II	581,290,413	13,288,344
Capital Appreciation Trust Series I	7,075,921	39,307,547
Capital Appreciation Trust Series II	7,768,294	18,410,093
Capital Appreciation Value Trust Series II	11,658,230	44,724,321
Core Allocation Plus Trust Series I	1,934,586	1,663,307
Core Allocation Plus Trust Series II	10,697,702	17,530,475
Core Allocation Trust Series I	4,778,910	1,732,254
Core Allocation Trust Series II	48,249,329	16,092,723
Core Allocation Trust Series NAV	26,087	276
Core Balanced Trust Series I	11,326,618	2,307,195
Core Balanced Trust Series II	75,257,819	25,917,328
Core Balanced Trust Series NAV	358,151	3,753

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments - (Continued)

	Purchases	Sales
Sub-accounts:
Core Balanced Strategy Trust Series NAV	$135,325	$160,529
Core Bond Trust Series II	9,171,590	9,496,536
Core Disciplined Diversification Trust Series II	75,387,318	28,702,269
Core Diversified Growth & Income Trust Series II	6,198	6,127
Core Fundamental Holdings Trust Series II	66,157,143	34,595,532
Core Fundamental Holdings Trust Series III	5,871,992	2,433,597
Core Global Diversification Trust Series I	154,106	1,589
Core Global Diversification Trust Series II	81,554,751	53,062,498
Core Global Diversification Trust Series III	5,131,675	2,530,356
Core Strategy Trust Series II	63,151,793	74,873,935
Core Strategy Trust Series NAV	148,143	615,773
Disciplined Diversification Trust Series II	8,311,540	32,016,860
DWS Equity 500 Index	367,868	2,592,618
Equity-Income Trust Series I	30,558,165	55,528,154
Equity-Income Trust Series II	37,926,263	35,589,912
Financial Services Trust Series I	1,203,307	4,952,227
Financial Services Trust Series II	2,203,742	7,377,980
Founding Allocation Trust Series I	2,950,001	4,056,489
Founding Allocation Trust Series II	36,075,349	159,003,690
Fundamental All Cap Core Trust Series II (a)	2,084,380	10,707,414
Fundamental Holdings Trust Series II (b)	18,904,745	117,609,248
Fundamental Holdings Trust Series III (c)	3,115,224	4,372,829
Fundamental Large Cap Value Trust Series II (d)	2,014,720	2,962,283
Fundamental Value Trust Series I	5,813,067	69,466,183
Fundamental Value Trust Series II	13,113,260	56,359,566
Global Allocation	39,894	195,738
Global Bond Trust Series I	18,319,910	27,639,975
Global Bond Trust Series II	31,304,050	53,461,012
Global Diversification Trust Series II (e)	19,907,479	99,134,004
Global Trust Series I	9,491,450	23,100,157
Global Trust Series II	3,541,635	5,895,837
Health Sciences Trust Series I	10,086,837	15,835,000
Health Sciences Trust Series II	13,480,833	18,319,819
High Income Trust Series II	1,434,319	21,997,698
High Yield Trust Series I	38,039,933	42,652,004
High Yield Trust Series II	70,861,858	73,878,692
International Core Trust Series I	4,167,013	9,317,379
International Core Trust Series II	4,040,200	7,032,119
International Equity Index Trust A Series I	2,286,037	7,667,262
International Equity Index Trust A Series II	3,736,036	8,716,507
International Equity Index Trust B Series NAV	2,019,303	3,267,142
International Opportunities Trust Series II	5,158,273	11,678,852
International Small Company Trust Series I	2,414,129	11,821,602
International Small Company Trust Series II	4,692,939	9,150,833
International Value Trust Series I	7,370,793	27,036,518
International Value Trust Series II	12,375,169	25,669,487
Investment Quality Bond Trust Series I	47,499,932	37,970,010
Investment Quality Bond Trust Series II	20,636,289	38,305,639

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.
(c)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series III.
(d)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.
(e)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments - (Continued)

	Purchases	Sales
Sub-accounts:
Large Cap Trust Series I	$2,467,916	$21,875,805
Large Cap Trust Series II	675,157	1,548,988
Large Cap Value Trust Series I	1,294,959	21,223,733
Large Cap Value Trust Series II	1,402,243	23,654,317
Lifestyle Aggressive Trust Series I	11,550,459	22,339,013
Lifestyle Aggressive Trust Series II	16,270,023	37,555,305
Lifestyle Balanced Trust Series I	105,225,949	119,084,714
Lifestyle Balanced Trust Series II	534,977,555	1,210,189,216
Lifestyle Balanced Trust Series NAV	73,921	685
Lifestyle Balanced PS Series II	67,960,054	710,397
Lifestyle Conservative Trust Series I	65,018,318	72,136,660
Lifestyle Conservative Trust Series II	506,126,875	536,741,273
Lifestyle Conservative PS Series II	28,577,073	1,308,771
Lifestyle Growth Trust Series I	99,766,145	105,062,587
Lifestyle Growth Trust Series II	713,364,623	1,303,858,548
Lifestyle Growth Trust Series NAV	164,314	1,524
Lifestyle Growth PS Series II	90,580,694	3,873,812
Lifestyle Moderate Trust Series I	54,308,601	65,421,739
Lifestyle Moderate Trust Series II	330,096,828	440,908,852
Lifestyle Moderate PS Series II	34,217,287	435,676
Mid Cap Index Trust Series I	5,109,823	12,864,729
Mid Cap Index Trust Series II	11,491,477	21,428,106
Mid Cap Stock Trust Series I	18,738,962	42,005,599
Mid Cap Stock Trust Series II	16,383,158	33,040,120
Mid Value Trust Series I	3,877,035	20,173,271
Mid Value Trust Series II	4,819,350	21,160,649
Money Market Trust Series I	165,418,528	169,548,169
Money Market Trust Series II	728,793,241	692,921,649
Money Market Trust B Series NAV	19,639,793	19,779,548
Mutual Shares Trust Series I	31,222,271	11,917,424
Natural Resources Trust Series II	26,497,704	56,611,578
PIMCO All Asset	12,394,310	12,349,390
Real Estate Securities Trust Series I	7,580,150	18,580,178
Real Estate Securities Trust Series II	11,124,308	22,967,792
Real Return Bond Trust Series II	26,321,946	38,577,107
Science & Technology Trust Series I	6,821,323	28,753,829
Science & Technology Trust Series II	13,347,290	23,429,108
Short Term Government Income Trust Series I	13,670,379	28,018,320
Short Term Government Income Trust Series II	22,745,119	29,187,639
Small Cap Growth Trust Series I	303,167	31,923
Small Cap Growth Trust Series II	21,442,471	21,828,691
Small Cap Index Trust Series I	1,426,472	4,877,234
Small Cap Index Trust Series II	3,372,009	11,764,657
Small Cap Opportunities Trust Series I	4,308,927	13,154,829
Small Cap Opportunities Trust Series II	5,792,616	11,966,263
Small Cap Value Trust Series I	259,741	128,720
Small Cap Value Trust Series II	11,742,565	18,714,722

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments - (Continued)

	Purchases	Sales
Sub-accounts:
Small Company Value Trust Series I	$2,337,853	$17,378,826
Small Company Value Trust Series II	3,668,087	15,777,262
Smaller Company Growth Trust Series I	1,240,082	9,233,883
Smaller Company Growth Trust Series II	1,680,112	5,378,060
Strategic Income Opportunities Trust Series I	11,936,623	21,291,354
Strategic Income Opportunities Trust Series II	13,229,727	21,530,846
Total Bond Market Trust A Series II	193,271,353	110,984,415
Total Bond Market Trust A Series NAV	45,436,593	13,298,132
Total Return Trust Series I	36,756,757	74,277,300
Total Return Trust Series II	72,698,502	109,846,686
Total Stock Market Index Trust Series I	586,930	2,630,561
Total Stock Market Index Trust Series II	1,320,637	7,815,887
Ultra Short Term Bond Trust Series I	4,643,636	2,115,610
Ultra Short Term Bond Trust Series II	163,809,653	72,165,017
Utilities Trust Series I	4,863,357	8,025,698
Utilities Trust Series II	5,124,881	7,324,579
Value Opportunities	41,956	1,145,802
Value Trust Series I	7,996,399	24,121,294
Value Trust Series II	4,236,329	9,038,216

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
500 Index Trust B Series NAV	2011	4,147	$10.75 to $10.43	$44,281	2.05% to 1.40%	1.71%	0.45% to (0.20)%
	2010	4,740	10.71 to 10.45	50,459	2.05 to 1.40	1.71	13.26 to 12.53
	2009	5,401	9.45 to 9.29	50,844	2.05 to 1.40	2.22	24.59 to 23.79
	2008	5,844	7.59 to 7.50	44,222	2.05 to 1.40	2.04	(38.07) to (38.47)
	2007	6,936	12.25 to 12.20	84,872	2.05 to 1.40	1.25	(2.01) to (2.43)

500 Index Trust Series I	2011	3,980	12.32 to 11.91	43,081	1.90 to 0.45	1.37	1.12 to (0.34)
	2010	5,409	12.37 to 11.78	58,263	1.90 to 0.45	1.39	14.07 to 12.43
	2009	5,498	11.00 to 10.32	52,556	1.90 to 0.45	1.64	25.17 to 23.37
	2008	6,939	8.91 to 8.25	53,451	1.90 to 0.45	0.68	(37.49) to (38.39)
	2007	8,813	14.47 to 13.19	109,739	1.90 to 0.45	2.20	4.43 to 2.92

500 Index Trust Series II	2011	2,896	15.89 to 15.87	40,653	2.05 to 0.45	1.27	0.92 to (0.68)
	2010	3,263	16.00 to 15.73	45,976	2.05 to 0.45	1.17	13.77 to 11.97
	2009	3,663	14.29 to 13.83	45,925	2.05 to 0.45	1.49	25.03 to 23.04
	2008	3,917	11.61 to 11.06	39,679	2.05 to 0.45	0.47	(37.68) to (38.68)
	2007	4,687	18.94 to 17.75	76,993	2.05 to 0.45	1.92	4.25 to 2.59

500 Index Trust Series NAV	2011	9,176	17.73 to 17.38	162,262	1.55 to 0.80	1.83	0.84 to 0.09
	2010	6,829	17.58 to 17.36	119,890	1.55 to 0.80	1.98	13.73 to 12.88
	2009	3,111	15.46 to 15.38	48,071	1.55 to 0.80	2.57	23.67 to 23.06

Active Bond Trust Series I	2011	3,128	18.01 to 16.35	52,724	1.90 to 0.45	5.04	5.33 to 3.82
	2010	3,775	17.10 to 15.75	61,016	1.90 to 0.45	7.10	13.34 to 11.71
	2009	4,629	15.08 to 14.09	66,650	1.90 to 0.45	7.05	24.24 to 22.46
	2008	5,542	12.14 to 11.51	64,896	1.90 to 0.45	5.10	(10.94) to (12.23)
	2007	7,222	13.63 to 13.11	95,921	1.90 to 0.45	8.52	3.58 to 2.08

Active Bond Trust Series II	2011	15,698	17.78 to 15.98	258,088	2.05 to 0.45	4.62	5.22 to 3.56
	2010	19,948	16.90 to 15.43	315,368	2.05 to 0.45	6.91	13.20 to 11.40
	2009	22,493	14.93 to 13.85	317,842	2.05 to 0.45	7.15	23.82 to 21.86
	2008	23,847	12.06 to 11.37	275,346	2.05 to 0.45	4.72	(11.05) to (12.47)
	2007	37,399	13.56 to 12.99	491,157	2.05 to 0.45	7.95	3.31 to 1.66

All Cap Core Trust Series I	2011	2,644	12.98 to 12.52	40,581	1.90 to 0.45	0.96	(0.04) to (1.48)
	2010	3,183	12.99 to 12.70	49,057	1.90 to 0.45	1.02	12.53 to 10.91
	2009	3,691	11.54 to 11.46	51,277	1.90 to 0.45	1.57	27.89 to 26.05
	2008	4,405	9.09 to 9.02	48,379	1.90 to 0.45	1.57	(39.90) to (40.77)
	2007	5,691	15.34 to 15.01	105,085	1.90 to 0.45	1.40	2.20 to 0.72

All Cap Core Trust Series II	2011	434	17.30 to 16.72	6,662	2.05 to 0.45	0.79	(0.31) to (1.89)
	2010	501	17.35 to 17.04	7,783	2.05 to 0.45	0.79	12.31 to 10.53
	2009	591	15.45 to 15.42	8,270	2.05 to 0.45	1.38	27.68 to 25.66
	2008	682	12.27 to 12.10	7,549	2.05 to 0.45	1.33	(40.02) to (40.98)
	2007	876	20.79 to 20.17	16,332	2.05 to 0.45	0.75	1.95 to 0.32

All Cap Value Trust Series I	2011	1,367	18.53 to 15.99	22,185	1.90 to 0.45	0.32	(4.63) to (6.00)
	2010	1,571	19.43 to 17.01	27,159	1.90 to 0.45	0.36	17.82 to 16.13
	2009	1,910	16.49 to 14.65	28,466	1.90 to 0.45	0.52	26.04 to 24.23
	2008	2,223	13.08 to 11.79	26,764	1.90 to 0.45	0.78	(29.10) to (30.13)
	2007	2,757	18.45 to 16.87	47,390	1.90 to 0.45	1.69	7.84 to 6.28

All Cap Value Trust Series II	2011	1,400	19.63 to 19.62	24,273	2.05 to 0.45	0.14	(4.84) to (6.34)
	2010	1,558	20.95 to 20.63	28,706	2.05 to 0.45	0.15	17.60 to 15.74
	2009	1,787	18.10 to 17.54	28,321	2.05 to 0.45	0.31	25.84 to 23.84
	2008	2,009	14.62 to 13.94	25,562	2.05 to 0.45	0.54	(29.19) to (30.32)
	2007	2,483	20.97 to 19.69	45,032	2.05 to 0.45	1.34	7.55 to 5.84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
American Asset Allocation Trust Series I	2011	11,512	$12.12	to $11.33	$133,210	1.90% to 0.45%	1.39%	0.46%	to (0.98)%
	2010	13,637	12.07	to 11.44	158,613	1.90 to 0.45	1.53	11.55	to 9.95
	2009	15,781	10.82	to 10.41	166,221	1.90 to 0.45	1.86	20.87	to 19.71

American Asset Allocation Trust Series II	2011	102,406	12.08	to 11.21	1,178,706	2.05 to 0.45	1.29	0.40	to (1.19)
	2010	113,271	12.03	to 11.35	1,311,937	2.05 to 0.45	1.44	11.40	to 9.63
	2009	121,062	10.80	to 10.35	1,272,060	2.05 to 0.45	2.01	22.72	to 20.77
	2008	89,206	8.80	to 8.57	771,852	2.05 to 0.45	3.11	(30.15)	to (31.26)
	2007	37,749	12.60	to 12.47	472,822	2.05 to 0.45	3.79	0.81	to (0.26)

American Asset Allocation Trust Series III	2011	11,486	12.73	to 12.36	145,763	1.55 to 0.80	1.82	0.47	to (0.28)
	2010	12,112	12.67	to 12.40	153,108	1.55 to 0.80	1.96	11.64	to 10.81
	2009	12,626	11.35	to 11.19	143,081	1.55 to 0.80	3.11	22.83	to 21.91
	2008	3,703	9.24	to 9.18	34,188	1.55 to 0.80	8.47	(26.08)	to (26.57)

American Blue-Chip Income & Growth Trust Series II	2011	3,674	18.14	to 15.79	60,533	2.05 to 0.45	1.11	(1.89)	to (3.44)
	2010	4,252	18.49	to 16.36	72,210	2.05 to 0.45	1.15	11.25	to 9.49
	2009	4,710	16.62	to 14.94	72,695	2.05 to 0.45	1.43	26.56	to 24.55
	2008	5,410	13.13	to 11.99	66,643	2.05 to 0.45	3.81	(37.05)	to (38.05)
	2007	7,008	20.86	to 19.36	138,675	2.05 to 0.45	2.05	1.02	to (0.59)

American Blue-Chip Income & Growth Trust Series III	2011	13,985	11.80	to 11.46	164,387	1.55 to 0.80	1.83	(1.74)	to (2.47)
	2010	12,453	12.01	to 11.75	149,125	1.55 to 0.80	1.90	11.39	to 10.56
	2009	9,830	10.78	to 10.63	105,779	1.55 to 0.80	2.96	26.77	to 25.82
	2008	1,817	8.50	to 8.45	15,441	1.55 to 0.80	10.53	(31.98)	to (32.43)

American Bond Trust Series II	2011	—	14.79	to 13.39	—	2.05 to 0.45	—	3.70	to 2.34
	2010	49,795	14.27	to 13.08	669,121	2.05 to 0.45	2.36	5.49	to 3.82
	2009	53,291	13.52	to 12.60	686,248	2.05 to 0.45	2.60	11.42	to 9.65
	2008	50,088	12.14	to 11.49	585,290	2.05 to 0.45	9.01	(10.23)	to (11.66)
	2007	66,523	13.52	to 13.01	875,494	2.05 to 0.45	4.45	2.30	to 0.66

American Bond Trust Series III	2011	—	13.7	to 13.32	—	1.55 to 0.80	—	3.87	to 3.23
	2010	15,087	13.19	to 12.91	198,440	1.55 to 0.80	3.38	5.56	to 4.77
	2009	10,976	12.49	to 12.32	136,901	1.55 to 0.80	4.89	11.67	to 10.83
	2008	1,708	11.19	to 11.11	19,101	1.55 to 0.80	18.03	(10.49)	to (11.08)

American Global Growth Trust Series II	2011	13,481	11.42	to 10.6	146,410	2.05 to 0.45	0.73	(9.81)	to (11.24)
	2010	15,211	12.66	to 11.94	185,112	2.05 to 0.45	0.92	10.68	to 8.92
	2009	16,435	11.44	to 10.96	182,646	2.05 to 0.45	0.88	40.78	to 38.55
	2008	17,516	8.13	to 7.91	139,771	2.05 to 0.45	2.33	(38.96)	to (39.93)
	2007	16,199	13.31	to 13.17	214,070	2.05 to 0.45	3.30	6.51	to 1.66

American Global Growth Trust Series III	2011	293	11.82	to 11.48	3,433	1.55 to 0.80	1.35	(9.64)	to (10.32)
	2010	254	13.08	to 12.80	3,306	1.55 to 0.80	1.59	10.91	to 10.08
	2009	197	11.80	to 11.63	2,315	1.55 to 0.80	2.27	41.09	to 40.03
	2008	32	8.36	to 8.30	270	1.55 to 0.80	11.31	(33.12)	to (33.56)

American Global Small Capitalization Trust Series II	2011	5,415	9.69	to 8.99	49,914	2.05 to 0.45	0.68	(19.99)	to (21.26)
	2010	6,333	12.11	to 11.42	73,719	2.05 to 0.45	1.12	21.30	to 19.38
	2009	7,183	9.98	to 9.56	69,662	2.05 to 0.45	0.00	59.72	to 57.18
	2008	7,111	6.25	to 6.09	43,637	2.05 to 0.45	1.24	(54.00)	to (54.74)
	2007	6,051	13.59	to 13.44	81,611	2.05 to 0.45	2.66	8.71	to 7.55

American Global Small Capitalization Trust Series III	2011	3,240	10.06	to 9.77	32,466	1.55 to 0.80	1.34	(19.88)	to (20.48)
	2010	2,737	12.55	to 12.28	34,259	1.55 to 0.80	1.57	21.52	to 20.62
	2009	2,977	10.33	to 10.18	30,698	1.55 to 0.80	0.05	59.88	to 58.68
	2008	777	6.46	to 6.42	5,017	1.55 to 0.80	7.92	(48.32)	to (48.67)

American Growth Trust Series II	2011	47,556	20.41	to 17.77	813,415	2.05 to 0.45	0.08	(5.22)	to (6.72)
	2010	54,531	21.54	to 19.05	1,000,428	2.05 to 0.45	0.19	17.61	to 15.74
	2009	64,066	18.31	to 16.46	1,013,458	2.05 to 0.45	0.08	38.05	to 35.86
	2008	74,067	13.27	to 12.12	860,203	2.05 to 0.45	1.68	(44.53)	to (45.42)
	2007	71,979	23.91	to 22.20	1,544,152	2.05 to 0.45	0.97	11.23	to 9.45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
American Growth Trust Series III	2011	8,503	$11.55	to $11.22	$97,874	1.55 to 0.80	0.64%	(5.06)%	to (5.76)%
	2010	7,318	12.17	to 11.91	88,815	1.55 to 0.80	0.77	17.74	to 16.86
	2009	5,975	10.34	to 10.19	61,649	1.55 to 0.80	0.90	38.21	to 37.18
	2008	1,283	7.48	to 7.43	9,589	1.55 to 0.80	8.43	(40.17)	to (40.57)

American Growth-Income Trust Series I	2011	7,269	18.18	to 16.03	120,909	1.90 to 0.45	1.07	(2.53)	to (3.93)
	2010	9,001	18.65	to 16.69	155,150	1.90 to 0.45	1.06	10.56	to 8.97
	2009	10,752	16.87	to 15.32	169,407	1.90 to 0.45	1.10	27.18	to 25.96

American Growth-Income Trust Series II	2011	43,877	18.11	to 15.76	673,246	2.05 to 0.45	1.00	(2.68)	to (4.23)
	2010	50,328	18.60	to 16.46	804,949	2.05 to 0.45	0.96	10.34	to 8.59
	2009	55,869	16.86	to 15.16	820,869	2.05 to 0.45	1.06	30.08	to 28.01
	2008	63,942	12.96	to 11.84	734,827	2.05 to 0.45	1.90	(38.45)	to (39.43)
	2007	66,656	21.06	to 19.55	1,269,653	2.05 to 0.45	2.82	4.00	to 2.35

American Growth-Income Trust Series III	2011	6,505	11.68	to 11.35	75,720	1.55 to 0.80	1.56	(2.53)	to (3.26)
	2010	6,613	11.99	to 11.73	79,060	1.55 to 0.80	1.52	10.55	to 9.72
	2009	6,436	10.84	to 10.69	69,674	1.55 to 0.80	2.16	30.22	to 29.24
	2008	1,445	8.33	to 8.27	12,028	1.55 to 0.80	8.98	(33.38)	to (33.82)

American High-Income Bond Trust Series II	2011	3,542	14.37	to 13.34	48,383	2.05 to 0.45	6.56	0.87	to (0.73)
	2010	4,170	14.25	to 13.43	57,073	2.05 to 0.45	7.13	14.01	to 12.20
	2009	4,418	12.50	to 11.97	53,605	2.05 to 0.45	6.75	37.80	to 35.61
	2008	3,594	9.07	to 8.83	31,998	2.05 to 0.45	6.39	(24.73)	to (25.93)
	2007	3,619	12.05	to 11.92	43,281	2.05 to 0.45	13.20	(3.62)	to (4.65)

American High-Income Bond Trust Series III	2011	2,675	15.50	to 15.06	41,314	1.55 to 0.80	7.46	1.03	to 0.28
	2010	2,741	15.34	to 15.02	41,957	1.55 to 0.80	8.73	14.06	to 13.21
	2009	1,265	13.45	to 13.26	16,993	1.55 to 0.80	26.39	38.08	to 37.05
	2008	11	9.74	to 9.68	103	1.55 to 0.80	37.68	(22.06)	to (22.57)

American International Trust Series II	2011	26,582	24.31	to 21.17	510,240	2.05 to 0.45	1.22	(14.76)	to (16.11)
	2010	28,123	28.52	to 25.23	646,557	2.05 to 0.45	1.44	6.20	to 4.52
	2009	30,807	26.86	to 24.14	679,801	2.05 to 0.45	0.91	41.77	to 39.52
	2008	36,071	18.95	to 17.30	569,687	2.05 to 0.45	3.67	(42.73)	to (43.64)
	2007	36,873	33.08	to 30.71	1,049,619	2.05 to 0.45	2.13	18.87	to 16.97

American International Trust Series III	2011	4,312	10.44	to 10.14	44,827	1.55 to 0.80	2.19	(14.73)	to (15.37)
	2010	2,699	12.24	to 11.98	32,941	1.55 to 0.80	2.87	6.40	to 5.60
	2009	900	11.51	to 11.35	10,332	1.55 to 0.80	4.68	42.00	to 40.94
	2008	34	8.10	to 8.05	279	1.55 to 0.80	10.20	(35.17)	to (35.60)

American New World Trust Series II	2011	5,024	12.63	to 11.72	60,330	2.05 to 0.45	1.04	(14.79)	to (16.14)
	2010	6,201	14.82	to 13.97	88,319	2.05 to 0.45	1.14	16.66	to 14.81
	2009	5,874	12.70	to 12.17	72,479	2.05 to 0.45	1.19	48.15	to 45.80
	2008	4,594	8.58	to 8.35	38,682	2.05 to 0.45	2.18	(42.92)	to (43.83)
	2007	5,282	15.02	to 14.86	78,752	2.05 to 0.45	4.11	20.18	to 3.01

American New World Trust Series III	2011	228	11.60	to 11.26	2,628	1.55 to 0.80	1.75	(14.71)	to (15.34)
	2010	198	13.60	to 13.30	2,681	1.55 to 0.80	1.83	16.90	to 16.03
	2009	132	11.63	to 11.47	1,529	1.55 to 0.80	2.57	48.36	to 47.25
	2008	15	7.84	to 7.79	115	1.55 to 0.80	12.33	(37.28)	to (37.70)

Balanced Trust Series I	2011	45	16.57	to 16.24	748	1.55 to 0.80	1.66	0.21	to (0.54)
	2010	27	16.53	to 16.33	444	1.55 to 0.80	1.24	11.69	to 10.85
	2009	7	14.80	to 14.73	107	1.55 to 0.80	2.26	18.42	to 17.84

Basic Value Focus	2011	281	28.06	to 14.31	6,462	1.90 to 1.40	1.41	(3.99)	to (4.47)
	2010	382	29.22	to 14.98	8,946	1.90 to 1.40	1.39	11.11	to 10.55
	2009	455	26.30	to 13.55	9,606	1.90 to 1.40	1.84	29.09	to 28.45
	2008	560	20.38	to 10.55	9,193	1.90 to 1.40	1.86	(37.72)	to (38.03)
	2007	771	32.71	to 17.02	20,420	1.90 to 1.40	1.15	0.22	to (0.28)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Blue Chip Growth Trust Series I	2011	10,365	$17.66	to $13.51	$215,783	1.90% to 0.45%	0.01%	0.99	to (0.47)%
	2010	12,612	17.49	to 13.57	259,341	1.90 to 0.45	0.08	15.63	to 13.97
	2009	14,833	15.12	to 11.91	265,754	1.90 to 0.45	0.14	42.25	to 40.21
	2008	17,615	10.63	to 8.49	224,482	1.90 to 0.45	0.31	(42.79)	to (43.62)
	2007	21,089	18.58	to 15.07	478,935	1.90 to 0.45	0.72	12.24	to 10.61

Blue Chip Growth Trust Series II	2011	7,061	17.26	to 16.9	106,722	2.05 to 0.45	0.00	0.79	to (0.81)
	2010	7,826	17.13	to 17.04	118,731	2.05 to 0.45	0.05	15.42	to 13.59
	2009	8,551	15.00	to 14.84	113,765	2.05 to 0.45	0.09	41.92	to 39.67
	2008	9,393	10.74	to 10.46	89,182	2.05 to 0.45	0.14	(42.89)	to (43.80)
	2007	9,256	19.11	to 18.31	155,552	2.05 to 0.45	0.39	12.00	to 10.22

Bond PS Series II	2011	176	12.64	to 12.56	2,232	2.00 to 0.80	1.47	1.11	to 0.50

Bond Trust Series I	2011	18,061	12.58	to 12.56	227,156	1.55 to 0.80	3.65	0.64	to 0.51

Bond Trust Series II	2011	44,532	12.58	to 12.55	559,347	2.05 to 0.45	3.36	0.67	to 0.40

Capital Appreciation Trust Series I	2011	14,255	12.53	to 10.87	140,336	1.90 to 0.45	0.07	(0.37)	to (1.80)
	2010	17,221	12.76	to 10.91	171,777	1.90 to 0.45	0.15	11.33	to 9.73
	2009	11,642	11.62	to 9.80	105,780	1.90 to 0.45	0.25	41.65	to 39.61
	2008	13,837	8.33	to 6.92	89,610	1.90 to 0.45	0.43	(37.50)	to (38.41)
	2007	17,486	13.52	to 11.07	182,898	1.90 to 0.45	0.27	11.11	to 9.50

Capital Appreciation Trust Series II	2011	4,312	17.63	to 16.72	63,258	2.05 to 0.45	0.03	(0.62)	to (2.19)
	2010	4,936	18.03	to 16.83	73,641	2.05 to 0.45	0.02	11.08	to 9.31
	2009	4,634	16.49	to 15.15	62,886	2.05 to 0.45	0.05	41.41	to 39.16
	2008	4,711	11.85	to 10.71	45,780	2.05 to 0.45	0.22	(37.64)	to (38.63)
	2007	5,414	19.31	to 17.18	85,349	2.05 to 0.45	0.08	10.86	to 9.09

Capital Appreciation Value Trust Series II	2011	21,275	13.65	to 12.9	280,113	2.05 to 0.45	1.15	2.41	to 0.79
	2010	24,073	13.33	to 12.80	312,548	2.05 to 0.45	1.26	13.12	to 11.33
	2009	27,231	11.78	to 11.49	315,680	2.05 to 0.45	2.10	29.25	to 27.20
	2008	14,299	9.12	to 9.04	129,560	2.05 to 0.45	1.23	(27.08)	to (27.71)

Core Allocation Plus Trust Series I	2011	1,680	11.91	to 11.57	19,937	1.55 to 0.80	1.33	(3.09)	to (3.81)
	2010	1,753	12.29	to 12.03	21,489	1.55 to 0.80	1.14	9.62	to 8.80
	2009	1,749	11.22	to 11.06	19,574	1.55 to 0.80	2.17	24.21	to 23.28
	2008	460	9.03	to 8.97	4,147	1.55 to 0.80	1.98	(27.76)	to (28.24)

Core Allocation Plus Trust Series II	2011	11,824	11.67	to 11.03	133,054	2.05 to 0.45	1.09	(2.95)	to (4.49)
	2010	12,998	12.03	to 11.55	152,254	2.05 to 0.45	0.91	9.79	to 8.05
	2009	13,790	10.95	to 10.69	148,644	2.05 to 0.45	1.69	24.54	to 22.56
	2008	5,294	8.80	to 8.72	46,295	2.05 to 0.45	1.05	(29.64)	to (30.25)

Core Allocation Trust Series I	2011	786	15.91	to 15.6	12,486	1.55 to 0.80	4.05	(2.27)	to (3.00)
	2010	629	16.28	to 16.08	10,234	1.55 to 0.80	3.24	10.12	to 9.30
	2009	241	14.79	to 14.71	3,561	1.55 to 080	7.68	18.30	to 17.71

Core Allocation Trust Series II	2011	5,908	16.32	to 13.57	93,838	2.10 to 0.45	3.72	(2.13)	to (3.73)
	2010	4,171	16.68	to 14.09	68,382	2.10 to 0.45	2.82	12.73	to 10.23
	2009	1,859	15.13	to 14.97	27,950	2.05 to 0.45	6.06	21.06	to 19.77

Core Allocation Trust Series NAV	2011	2	13.81	to 13.81	24	1.20 to 1.20	3.97	(2.62)	to (2.62)

Core Balanced Trust Series I	2011	1,678	16.48	to 16.16	27,592	1.55 to 0.80	1.98	0.35	to (0.40)
	2010	1,164	16.42	to 16.22	19,081	1.55 to 0.80	2.82	11.30	to 10.47
	2009	343	14.75	to 14.68	5,061	1.55 to 0.80	3.83	18.04	to 17.46

Core Balanced Trust Series II	2011	10,421	16.94	to 13.93	171,902	2.10 to 0.45	1.74	0.44	to (1.20)
	2010	7,593	16.87	to 14.10	125,984	2.10 to 0.45	2.29	12.80	to 11.55
	2009	2,944	15.12	to 14.96	44,238	2.05 to 0.45	2.72	21	to 19.71

Core Balanced Trust Series NAV	2011	24	14.19	to 14.19	341	1.20 to 1.20	1.78	0.00	to 0.00

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Core Balanced Strategy Trust Series NAV	2011	230	$15.01 to $15.01	$3,448	1.60% to 1.60%	2.51%	0.66%	to 0.66%
	2010	237	14.91 to 14.91	3,531	1.60 to 1.60	2.63	9.07	to 9.07
	2009	201	13.67 to 13.67	2,742	1.60 to 1.60	4.97	9.37	to 9.37

Core Bond Trust Series II	2011	766	17.55 to 15.77	12,492	2.05 to 0.45	3.17	7.55	to 5.85
	2010	833	16.32 to 14.90	12,760	2.05 to 0.45	2.48	6.44	to 4.75
	2009	792	15.33 to 14.23	11,527	2.05 to 0.45	2.12	9.12	to 7.38
	2008	628	14.05 to 13.25	8,460	2.05 to 0.45	7.75	2.68	to 1.05
	2007	273	13.68 to 13.11	3,624	2.05 to 0.45	7.22	5.58	to 3.90

Core Disciplined Diversification Trust Series II	2011	10,675	16.89 to 13.71	175,398	2.10 to 0.45	2.15	(2.41)	to (4.01)
	2010	8,099	17.31 to 14.28	137,776	2.10 to 0.45	2.39	14.27	to 11.70
	2009	3,712	15.49 to 15.33	57,114	2.05 to 0.45	3.81	23.95	to 22.63

Core Fundamental Holdings Trust Series II	2011	14,895	13.63 to 13.51	234,883	2.10 to 0.35	1.87	0.17	to (1.57)
	2010	13,036	13.85 to 13.48	207,377	2.10 to 0.35	2.03	10.81	to 7.87
	2009	6,628	14.80 to 14.64	97,508	2.05 to 0.45	2.80	18.41	to 17.16

Core Fundamental Holdings Trust Series III	2011	1,441	15.84 to 15.53	22,757	1.55 to 0.80	2.33	0.18	to (0.56)
	2010	1,248	15.81 to 15.62	19,707	1.55 to 0.80	2.52	9.20	to 8.38
	2009	651	14.48 to 14.41	9,425	1.55 to 0.80	3.53	15.85	to 15.28

Core Global Diversification Trust Series I	2011	10	13.58 to 13.58	140	1.20 to 1.20	2.14	(4.70)	to (4.70)

Core Global Diversification Trust Series II	2011	17,281	13.35 to 12.92	265,930	2.10 to 0.35	1.92	(4.09)	to (5.75)
	2010	15,840	14.16 to 13.47	256,911	2.10 to 0.35	2.39	13.30	to 7.77
	2009	7,611	15.30 to 15.14	115,642	2.05 to 0.45	2.94	22.4	to 21.10

Core Global Diversification Trust Series III	2011	1,138	15.44 to 15.14	17,526	1.55 to 0.80	2.44	(4.13)	to (4.84)
	2010	1,003	16.11 to 15.91	16,128	1.55 to 0.80	2.86	7.84	to 7.03
	2009	417	14.94 to 14.86	6,223	1.55 to 0.80	4.00	19.48	to 18.90

Core Strategy Trust Series II	2011	44,896	14.25 to 13.88	598,758	2.10 to 0.45	1.96	(0.44)	to (2.07)
	2010	46,040	14.32 to 14.17	623,298	2.10 to 0.45	2.16	13.36	to 11.67
	2009	43,901	12.82 to 12.05	536,845	2.05 to 0.45	1.96	21.11	to 19.18
	2008	31,257	10.59 to 10.11	318,495	2.05 to 0.45	1.41	(6.80)	to (27.97)
	2007	21,010	14.46 to 14.03	295,947	2.05 to 0.45	4.07	6.07	to 4.38

Core Strategy Trust Series NAV	2011	408	15.72 to 15.72	6,412	1.20 to 1.20	2.20	(1.01)	to (1.01)
	2010	442	15.88 to 15.88	7,020	1.20 to 1.20	2.32	14.16	to 11.22
	2009	422	14.27 to 14.27	6,031	1.20 to 1.20	3.14	14.20	to 10.40

Disciplined Diversification Trust Series II	2011	16,151	12.72 to 12.02	198,301	2.05 to 0.45	1.85	(2.73)	to (4.27)
	2010	18,143	13.07 to 12.55	231,251	2.05 to 0.45	1.40	12.67	to 10.89
	2009	18,659	11.60 to 11.32	213,163	2.05 to 0.45	2.18	26.39	to 24.39
	2008	8,663	9.18 to 9.10	79,086	2.05 to 0.45	1.85	(26.55)	to (27.19)

DWS Equity 500 Index	2011	710	19.93 to 15.98	13,837	2.05 to 1.40	1.31	0.02	to (0.63)
	2010	817	19.93 to 16.09	15,950	2.05 to 1.40	1.55	12.70	to 11.97
	2009	957	17.68 to 14.37	16,616	2.05 to 1.40	2.53	24.04	to 23.24
	2008	1,126	14.25 to 11.66	15,769	2.05 to 1.40	2.09	(38.24)	to (38.64)
	2007	1,253	23.08 to 19.00	28,468	2.05 to 1.40	1.20	3.38	to 2.71

Equity-Income Trust Series I	2011	8,654	20.29 to 14.74	230,737	1.90 to 0.45	1.72	(1.25)	to (2.67)
	2010	9,698	20.55 to 15.15	263,326	1.90 to 0.45	1.83	14.60	to 12.95
	2009	11,371	17.93 to 13.41	270,462	1.90 to 0.45	2.11	25.15	to 23.35
	2008	13,650	14.33 to 10.87	261,747	1.90 to 0.45	2.24	(36.25)	to (37.17)
	2007	17,778	22.47 to 17.31	540,216	1.90 to 0.45	2.81	2.88	to 1.39

Equity-Income Trust Series II	2011	10,066	16.88 to 16.78	149,902	2.05 to 0.45	1.60	(1.46)	to (3.02)
	2010	10,031	17.40 to 17.02	153,300	2.05 to 0.45	1.68	14.40	to 12.58
	2009	10,954	15.46 to 14.88	148,222	2.05 to 0.45	1.95	24.98	to 23
	2008	11,489	12.57 to 11.91	126,409	2.05 to 0.45	2.11	(36.45)	to (37.46)
	2007	13,765	20.10 to 18.74	241,867	2.05 to 0.45	2.48	2.70	to 1.06

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Financial Services Trust Series I	2011	891	$13.44	to $11.83	$10,689	1.90% to 0.45%	1.50%	(9.92)%	to (11.21)%
	2010	1,177	14.92	to 13.33	15,858	1.90 to 0.45	0.30	11.75	to 10.14
	2009	1,450	13.35	to 12.10	17,662	1.90 to 0.45	0.70	40.77	to 38.74
	2008	1,624	9.48	to 8.72	14,200	1.90 to 0.45	0.82	(44.90)	to (45.70)
	2007	1,792	17.21	to 16.06	28,749	1.90 to 0.45	1.20	(7.24)	to (8.58)

Financial Services Trust Series II	2011	1,537	14.42	to 14.36	19,380	2.05 to 0.45	1.33	(10.07)	to (11.49)
	2010	1,906	16.29	to 15.96	27,065	2.05 to 0.45	0.13	11.50	to 9.73
	2009	2,251	14.85	to 14.32	29,096	2.05 to 0.45	0.51	40.35	to 38.12
	2008	2,477	10.75	to 10.20	23,207	2.05 to 0.45	0.66	(45.00)	to (45.88)
	2007	2,222	19.86	to 18.55	38,360	2.05 to 0.45	0.87	(7.35)	to (8.83)

Founding Allocation Trust Series I	2011	3,582	12.17	to 11.82	43,411	1.55 to 0.80	2.93	(2.19)	to (2.92)
	2010	3,738	12.44	to 12.17	46,366	1.55 to 0.80	3.90	9.78	to 8.96
	2009	3,794	11.33	to 11.17	42,903	1.55 to 0.80	5.28	30.42	to 29.45
	2008	1,345	8.69	to 8.63	11,671	1.55 to 0.80	6.91	(30.51)	to (30.97)

Founding Allocation Trust Series II	2011	103,682	18.61	to 10.09	1,072,795	2.05 to 0.35	2.61	(2.05)	to (3.70)
	2010	116,260	18.99	to 10.48	1,242,478	2.05 to 0.35	3.52	10.05	to 8.20
	2009	128,398	17.26	to 9.68	1,261,886	2.05 to 0.35	3.86	30.67	to 28.46
	2008	136,082	13.21	to 7.54	1,035,742	2.05 to 0.35	2.91	5.67	to (36.87)
	2007	88,895	12.07	to 11.94	1,067,048	2.05 to 0.45	0.97	(3.45)	to (4.47)

Fundamental All Cap Core Trust Series II (a)	2011	3,148	18.72	to 16.3	53,548	2.05 to 0.45	0.83	(2.73)	to (4.27)
	2010	3,600	19.24	to 17.02	63,655	2.05 to 0.45	0.92	18.68	to 16.80
	2009	4,142	16.21	to 14.57	62,407	2.05 to 0.45	1.17	27.45	to 25.42
	2008	4,771	12.72	to 11.62	57,017	2.05 to 0.45	0.62	(43.50)	to (44.40)
	2007	5,614	22.52	to 20.90	120,043	2.05 to 0.45	0.87	3.10	to 1.46

Fundamental Holdings Trust Series II (b)	2011	81,570	11.76	to 11.01	918,855	2.05 to 0.45	1.32	(1.65)	to (3.20)
	2010	89,991	12.16	to 11.37	1,041,332	2.05 to 0.35	1.38	7.96	to 1.20
	2009	94,707	12.01	to 10.54	1,009,532	2.05 to 0.35	1.67	26.24	to 24.11
	2008	64,804	9.52	to 8.49	553,472	2.05 to 0.35	5.63	(23.87)	to (32.37)
	2007	4,219	12.58	to 12.55	53,003	2.05 to 0.45	2.84	0.65	to 0.43

Fundamental Holdings Trust Series III (c)	2011	4,846	12.42	to 12.06	59,987	1.55 to 0.80	1.86	(1.49)	to (2.23)
	2010	4,994	12.61	to 12.34	62,808	1.55 to 0.80	1.91	9.83	to 9.01
	2009	4,976	11.48	to 11.32	57,028	1.55 to 0.80	2.67	26.26	to 25.32
	2008	1,576	9.09	to 9.03	14,319	1.55 to 0.80	9.38	(27.26)	to (27.74)

Fundamental Large Cap Value Trust Series II (d)	2011	791	14.81	to 13.1	10,772	2.05 to 0.45	0.77	1.18	to (0.43)
	2010	851	14.64	to 13.16	11,584	2.05 to 0.45	1.70	12.6	to 10.81
	2009	969	13.00	to 11.87	11,846	2.05 to 0.45	1.88	23.95	to 21.98
	2008	1,107	10.49	to 9.74	11,037	2.05 to 0.45	2.09	(41.63)	to (42.56)
	2007	1,358	17.97	to 16.95	23,442	2.05 to 0.45	1.02	(5.82)	to (7.32)

Fundamental Value Trust Series I	2011	19,834	15.34	to 13.69	272,913	1.90 to 0.45	0.76	(4.21)	to (5.59)
	2010	24,123	16.02	to 14.50	350,230	1.90 to 0.45	1.08	12.59	to 10.97
	2009	28,241	14.23	to 13.07	368,109	1.90 to 0.45	0.92	31.19	to 29.3
	2008	33,466	10.85	to 10.11	336,160	1.90 to 0.45	2.42	(39.59)	to (40.47)
	2007	8,886	17.95	to 16.97	148,942	1.90 to 0.45	1.57	3.57	to 2.07

Fundamental Value Trust Series II	2011	16,833	16.42	to 16.2	240,692	2.05 to 0.45	0.60	(4.42)	to (5.93)
	2010	19,504	17.22	to 17.18	295,599	2.05 to 0.45	0.89	12.37	to 10.59
	2009	22,342	15.57	to 15.29	305,287	2.05 to 0.45	0.73	31	to 28.92
	2008	23,786	12.08	to 11.67	251,341	2.05 to 0.45	0.64	(39.73)	to (40.69)
	2007	22,520	20.36	to 19.37	399,581	2.05 to 0.45	1.21	3.41	to 1.75

Global Allocation	2011	52	25.9	to 15.28	816	1.90 to 1.40	1.83	(4.97)	to (5.44)
	2010	64	27.39	to 16.08	1,042	1.90 to 1.40	1.04	8.36	to 7.82
	2009	70	25.40	to 14.84	1,080	1.90 to 1.40	1.78	19.37	to 18.77
	2008	80	21.39	to 12.43	1,038	1.90 to 1.40	1.95	(20.69)	to (21.09)
	2007	91	27.10	to 15.67	1,520	1.90 to 1.40	2.46	15.19	to 14.61

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.
(c)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series III.
(d)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Global Bond Trust Series I	2011	2,268	$25.54	to $22.88	$66,430	1.90% to 0.45%	6.23%	8.59%	to 7.03%
	2010	2,708	23.52	to 21.37	74,034	1.90 to 0.45	3.36	9.81	to 8.23
	2009	3,158	21.42	to 19.75	80,083	1.90 to 0.45	12.24	14.87	to 13.22
	2008	3,603	18.64	to 17.44	81,496	1.90 to 0.45	0.63	(4.91)	to (6.28)
	2007	3,988	19.61	to 18.61	97,298	1.90 to 0.45	7.40	9.14	to 7.56

Global Bond Trust Series II	2011	7,393	24.75	to 17.68	158,254	2.05 to 0.45	6.05	8.36	to 6.65
	2010	8,787	22.84	to 16.58	176,267	2.05 to 0.45	3.20	9.63	to 7.89
	2009	9,500	20.84	to 15.37	176,112	2.05 to 0.45	11.74	14.62	to 12.8
	2008	9,374	18.18	to 13.62	154,496	2.05 to 0.45	0.58	(5..09)	to (6.60)
	2007	12,099	19.15	to 14.58	212,896	2.05 to 0.45	7.11	8.85	to 7.29

Global Diversification Trust Series II (e)	2011	62,998	11.51	to 10.77	694,418	2.05 to 0.45	1.63	(6.96)	to (8.43)
	2010	69,808	12.65	to 11.77	835,495	2.05 to 0.35	1.80	10.02	to 0.89
	2009	74,544	12.54	to 10.69	806,356	2.05 to 0.35	1.81	35.81	to 33.53
	2008	62,576	9.23	to 8.01	504,068	2.05 to 0.35	4.62	(26.13)	to (36.18)
	2007	8,251	12.58	to 12.55	103,611	2.05 to 0.45	2.96	0.61	to 0.39

Global Trust Series I	2011	7,965	14.32	to 12.06	129,704	1.90 to 0.45	1.98	(6.42)	to (7.76)
	2010	8,540	15.30	to 13.08	153,628	1.90 to 0.45	1.54	7.28	to 5.73
	2009	9,050	14.26	to 12.37	157,234	1.90 to 0.45	1.71	30.78	to 28.90
	2008	6,778	10.91	to 9.60	109,603	1.90 to 0.45	1.91	(39.82)	to (40.69)
	2007	7,318	18.12	to 16.18	212,666	1.90 to 0.45	2.29	0.88	to (0.58)

Global Trust Series II	2011	1,747	15.68	to 15.59	24,513	2.05 to 0.45	1.77	(6.64)	to (8.12)
	2010	1,904	17.06	to 16.69	28,926	2.05 to 0.45	1.30	7.07	to 5.37
	2009	2,125	16.19	to 15.59	30,510	2.05 to 0.45	1.43	30.51	to 28.44
	2008	2,398	12.61	to 11.95	26,665	2.05 to 0.45	1.61	(39.91)	to (40.87)
	2007	3,028	21.32	to 19.88	56,610	2.05 to 0.45	1.24	0.64	to (0.97)

Health Sciences Trust Series I	2011	1,642	25.04	to 21.15	36,661	1.90 to 0.45	0.00	10.07	to 8.49
	2010	1,907	22.75	to 19.49	39,069	1.90 to 0.45	0.00	15.18	to 13.52
	2009	2,244	19.75	to 17.17	40,345	1.90 to 0.45	0.00	31.22	to 29.33
	2008	2,673	15.05	to 13.28	37,029	1.90 to 0.45	0.00	(30.22)	to (31.23)
	2007	3,480	21.57	to 19.31	69,811	1.90 to 0.45	0.00	17.14	to 15.45

Health Sciences Trust Series II	2011	2,175	26.91	to 24.52	50,178	2.05 to 0.45	0.00	9.90	to 8.16
	2010	2,391	24.49	to 22.67	50,728	2.05 to 0.45	0.00	14.95	to 13.13
	2009	2,553	21.31	to 20.04	47,857	2.05 to 0.45	0.00	30.96	to 28.89
	2008	2,876	16.27	to 15.55	41,778	2.05 to 0.45	0.00	(30.37)	to (31.48)
	2007	3,394	23.36	to 22.69	71,855	2.05 to 0.45	0.00	16.91	to 15.05

High Income Trust Series II	2011	—	12.85	to 12.06	—	2.05 to 0.45	3.86	(1.84)	to (2.35)
	2010	1,687	13.10	to 12.35	21,158	2.05 to 0.45	37.66	10.78	to 9.02
	2009	1,626	11.82	to 11.33	18,650	2.05 to 0.45	18.43	80.46	to 77.6
	2008	230	6.52	to 6.35	1,474	2.05 to 0.45	10.90	(43.84)	to (44.73)
	2007	93	11.61	to 11.49	1,071	2.05 to 0.45	1.46	(7.12)	to (8.11)

High Yield Trust Series I	2011	2,754	20.00	to 18.54	53,477	1.90 to 0.45	8.36	0.45	to (1.00)
	2010	3,166	19.91	to 18.73	61,747	1.90 to 0.45	36.88	13.27	to 11.64
	2009	3,881	17.58	to 16.77	67,491	1.90 to 0.45	11.77	53.82	to 51.61
	2008	4,032	11.43	to 11.06	46,087	1.90 to 0.45	8.15	(29.84)	to (30.85)
	2007	4,963	16.29	to 16.00	81,825	1.90 to 0.45	12.30	1.18	to (0.29)

High Yield Trust Series II	2011	3,822	22.38	to 18.52	74,295	2.05 to 0.45	7.43	0.22	to (1.37)
	2010	4,143	22.33	to 18.78	81,174	2.05 to 0.45	40.90	13.03	to 11.23
	2009	5,174	19.76	to 16.88	90,802	2.05 to 0.45	13.15	53.66	to 51.23
	2008	4,362	12.86	to 11.16	50,595	2.05 to 0.45	8.02	(30.02)	to (31.13)
	2007	3,942	18.37	to 16.21	66,768	2.05 to 0.45	11.87	0.90	to (0.71)

International Core Trust Series I	2011	2,030	13.8	to 13.18	26,507	1.90 to 0.45	2.17	(9.98)	to (11.28)
	2010	2,397	15.33	to 14.86	35,236	1.90 to 0.45	1.83	9.09	to 7.52
	2009	2,759	14.05	to 13.82	37,608	1.90 to 0.45	2.41	18.11	to 16.41
	2008	3,231	11.90	to 11.87	37,670	1.90 to 0.45	4.76	(38.90)	to (39.78)
	2007	4,161	19.72	to 19.47	80,318	1.90 to 0.45	2.14	10.92	to 9.31

(e)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
International Core Trust Series II	2011	1,466	$18.29	to $16.14	$20,647	2.05% to 0.45%	1.98%	(10.20)%	to (11.63)%
	2010	1,664	20.70	to 17.98	26,533	2.05 to 0.45	1.64	8.89	to 7.16
	2009	1,799	19.32	to 16.51	26,618	2.05 to 0.45	2.16	17.99	to 16.12
	2008	1,971	16.63	to 13.99	24,822	2.05 to 0.45	4.67	(39.05)	to (40.02)
	2007	2,356	27.73	to 22.96	49,951	2.05 to 0.45	1.84	10.63	to 8.87

International Equity Index Trust A Series I	2011	1,315	17.56	to 15.71	21,372	1.90 to 0.45	2.86	(14.62)	to (15.85)
	2010	1,662	20.57	to 18.67	31,951	1.90 to 0.45	2.55	10.37	to 8.79
	2009	806	18.64	to 17.17	14,194	1.90 to 0.45	13.38	37.24	to 35.26
	2008	964	13.58	to 12.69	12,493	1.90 to 0.45	1.89	(44.80)	to (45.59)
	2007	1,307	24.60	to 23.33	30,978	1.90 to 0.45	3.65	14.90	to 13.24

International Equity Index Trust A Series II	2011	1,659	17.29	to 15.29	25,980	2.05 to 0.45	2.76	(14.81)	to (16.16)
	2010	1,998	20.29	to 18.24	37,023	2.05 to 0.45	2.18	10.22	to 9.07
	2009	912	18.41	to 16.82	15,753	2.05 to 0.45	13.97	36.87	to 34.69
	2008	996	13.45	to 12.48	12,716	2.05 to 0.45	1.70	(44.89)	to (45.77)
	2007	1,301	24.41	to 23.02	30,453	2.05 to 0.45	3.43	14.65	to 12.81

International Equity Index Trust B Series NAV	2011	2,029	9.21	to 8.95	18,586	2.05 to 1.40	3.35	(15.18)	to (15.73)
	2010	2,166	10.86	to 10.62	23,431	2.05 to 1.40	2.47	9.89	to 9.18
	2009	2,431	9.88	to 9.72	23,976	2.05 to 1.40	3.74	36.87	to 35.99
	2008	2,852	7.22	to 7.15	20,583	2.05 to 1.40	2.60	(45.16)	to (45.52)
	2007	3,272	13.17	to 13.12	43,122	2.05 to 1.40	1.91	5.44	to 4.99

International Opportunities Trust Series II	2011	1,850	14.39	to 12.93	23,511	2.05 to 0.45	0.67	(16.50)	to (17.83)
	2010	2,261	17.23	to 15.74	35,029	2.05 to 0.45	1.21	12.88	to 11.09
	2009	2,507	15.26	to 14.16	34,890	2.05 to 0.45	0.81	36.65	to 34.48
	2008	2,821	11.17	to 10.53	29,250	2.05 to 0.45	0.90	(50.88)	to (51.67)
	2007	3,614	22.74	to 21.79	78,152	2.05 to 0.45	1.37	19.23	to 17.33

International Small Company Trust Series I	2011	2,492	12.51	to 12.13	30,514	1.90 to 0.45	1.50	(16.60)	to (17.80)
	2010	3,157	15.00	to 14.76	46,829	1.90 to 0.45	2.62	22.15	to 20.40
	2009	3,936	12.28	to 12.26	48,283	1.90 to 0.45	0.78	(1.76)	to (1.95)

International Small Company Trust Series II	2011	1,755	12.46	to 12.04	21,347	2.05 to 0.45	1.35	(16.80)	to (18.12)
	2010	2,060	14.97	to 14.70	30,456	2.05 to 0.45	2.50	21.90	to 19.97
	2009	2,329	12.28	to 12.25	28,557	2.05 to 0.45	0.77	(1.76)	to (1.97)

International Value Trust Series I	2011	5,833	17.74	to 16.44	87,970	1.90 to 0.45	2.24	(13.24)	to (14.49)
	2010	6,982	20.45	to 19.23	123,081	1.90 to 0.45	1.90	7.50	to 5.95
	2009	8,033	19.02	to 18.15	133,409	1.90 to 0.45	2.12	35.16	to 33.22
	2008	9,996	14.07	to 13.62	124,275	1.90 to 0.45	3.17	(42.92)	to (43.75)
	2007	13,413	24.65	to 24.22	295,227	1.90 to 0.45	4.19	9.03	to 7.45

International Value Trust Series II	2011	5,397	20.19	to 18.82	89,100	2.05 to 0.45	2.08	(13.38)	to (14.75)
	2010	6,119	23.68	to 21.72	118,156	2.05 to 0.45	1.70	7.28	to 5.58
	2009	6,734	22.43	to 20.25	123,005	2.05 to 0.45	1.97	34.98	to 32.84
	2008	7,623	16.88	to 15.00	104,997	2.05 to 0.45	3.07	(43.07)	to (43.98)
	2007	9,361	30.14	to 26.35	231,324	2.05 to 0.45	3.64	8.86	to 7.13

Investment Quality Bond Trust Series I	2011	10,392	25.59	to 18.52	191,213	1.90 to 0.45	4.21	7.59	to 6.04
	2010	9,829	23.79	to 17.46	175,113	1.90 to 0.45	5.30	6.97	to 5.43
	2009	8,811	22.23	to 16.56	156,994	1.90 to 0.45	5.32	11.94	to 10.33
	2008	5,071	19.86	to 15.01	103,084	1.90 to 0.45	6.59	(2.12)	to (3.53)
	2007	5,274	20.29	to 15.56	120,393	1.90 to 0.45	8.94	5.73	to 4.20

Investment Quality Bond Trust Series II	2011	6,440	20.62	to 16.08	116,853	2.05 to 0.45	3.76	7.37	to 5.67
	2010	7,580	19.20	to 15.22	129,806	2.05 to 0.45	4.63	6.82	to 5.12
	2009	8,375	17.98	to 14.48	135,967	2.05 to 0.45	5.56	11.7	to 9.92
	2008	6,302	16.09	to 13.17	92,405	2.05 to 0.45	5.85	(2.26)	to (3.82)
	2007	8,639	16.47	to 13.69	130,926	2.05 to 0.45	8.68	5.44	to 3.76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Large Cap Trust Series I	2011	7,956	$13.78	to $12.51	$102,935	1.90% to 0.45%	1.30%	(2.50)%	to (3.90)%
	2010	9,394	14.14	to 13.02	125,850	1.90 to 0.45	1.05	13.23	to 11.61
	2009	10,814	12.48	to 11.67	129,172	1.90 to 0.45	1.92	30.26	to 28.38
	2008	12,717	9.58	to 9.09	117,779	1.90 to 0.45	1.31	(39.79)	to (40.66)
	2007	15,761	15.92	to 15.32	244,826	1.90 to 0.45	0.52	(5.24)	to (6.17)

Large Cap Trust Series II	2011	639	13.65	to 12.27	8,074	2.05 to 0.45	1.13	(2.71)	to (4.25)
	2010	704	14.03	to 12.81	9,264	2.05 to 0.45	0.84	13.03	to 11.24
	2009	790	12.41	to 11.52	9,291	2.05 to 0.45	1.72	29.96	to 27.90
	2008	932	9.55	to 9.01	8,533	2.05 to 0.45	1.09	(39.95)	to (40.90)
	2007	1,178	15.90	to 15.24	18,167	2.05 to 0.45	0.59	0.81	to (0.79)

Large Cap Value Trust Series I	2011	—	21.86	to 19.47	—	1.90 to 0.45	0.47	7.59	to 7.09
	2010	994	20.31	to 18.18	18,618	1.90 to 0.45	1.17	9.42	to 7.85
	2009	1,158	18.56	to 16.85	20,019	1.90 to 0.45	1.58	10.14	to 8.56
	2008	1,450	16.85	to 15.53	23,027	1.90 to 0.45	1.38	(36.20)	to (37.12)
	2007	2,039	26.42	to 24.69	51,302	1.90 to 0.45	0.93	3.91	to 2.40

Large Cap Value Trust Series II	2011	—	21.66	to 19.06	—	2.05 to 0.45	0.45	7.53	to 6.97
	2010	1,126	20.15	to 17.82	20,765	2.05 to 0.45	0.98	9.21	to 7.48
	2009	1,134	18.45	to 16.58	19,357	2.05 to 0.45	1.42	9.86	to 8.12
	2008	1,229	16.79	to 15.34	19,316	2.05 to 0.45	1.24	(36.31)	to (37.32)
	2007	1,608	26.36	to 24.47	40,131	2.05 to 0.45	0.61	3.71	to 2.06

Lifestyle Aggressive Trust Series I	2011	5,510	15.42	to 14.44	84,681	1.90 to 0.45	1.65	(6.92)	to (8.26)
	2010	6,184	16.57	to 15.74	103,197	1.90 to 0.45	1.98	15.92	to 14.26
	2009	6,570	14.29	to 13.77	95,283	1.90 to 0.45	1.03	35.02	to 33.08
	2008	7,208	10.58	to 10.35	78,078	1.90 to 0.45	1.64	(42.25)	to (43.09)
	2007	9,206	18.33	to 18.19	175,525	1.90 to 0.45	9.29	8.06	to 6.50

Lifestyle Aggressive Trust Series II	2011	10,061	18.38	to 17.76	154,321	2.05 to 0.45	1.51	(7.14)	to (8.61)
	2010	11,278	20.11	to 19.12	188,589	2.05 to 0.45	1.74	15.60	to 13.77
	2009	12,202	17.67	to 16.54	178,414	2.05 to 0.45	0.85	34.85	to 32.71
	2008	12,730	13.32	to 12.27	140,031	2.05 to 0.45	1.49	(42.41)	to (43.33)
	2007	14,689	23.50	to 21.30	285,280	2.05 to 0.45	9.17	7.92	to 6.20

Lifestyle Balanced Trust Series I	2011	40,215	20.73	to 16.56	667,591	1.90 to 0.45	3.29	0.17	to (1.27)
	2010	40,354	20.69	to 16.77	699,738	1.90 to 0.45	2.74	11.24	to 9.64
	2009	40,030	18.60	to 15.29	662,526	1.90 to 0.45	4.71	30.16	to 28.29
	2008	35,216	14.29	to 11.92	488,816	1.90 to 0.45	2.92	(31.61)	to (32.60)
	2007	44,019	20.89	to 17.69	919,281	1.90 to 0.45	7.51	5.99	to 4.46

Lifestyle Balanced Trust Series II	2011	560,279	13.65	to 12.56	8,941,848	2.10 to 0.35	3.03	0.07	to (1.66)
	2010	606,988	13.88	to 12.55	9,859,909	2.10 to 0.35	2.59	11.10	to 11.06
	2009	611,485	16.63	to 11.30	9,123,269	2.05 to 0.35	4.44	30.02	to 27.83
	2008	536,639	13.01	to 8.69	6,354,575	2.05 to 0.35	3.27	(30.48)	to (32.84)
	2007	485,069	20.05	to 19.37	8,669,581	2.05 to 0.45	7.41	5.78	to 4.10

Lifestyle Balanced Trust Series NAV	2011	5	13.90	to 13.90	70	1.20 to 1.20	3.57	(0.53)	to (0.53)

Lifestyle Balanced PS Series II	2011	5,516	12.43	to 12.15	67,247	2.00 to 0.80	2.86	(0.56)	to (2.82)

Lifestyle Conservative Trust Series I	2011	11,273	24.20	to 17.51	213,263	1.90 to 0.45	4.13	3.76	to 2.27
	2010	11,548	23.32	to 17.12	220,274	1.90 to 0.45	2.68	8.63	to 7.07
	2009	11,453	21.47	to 15.99	208,449	1.90 to 0.45	5.85	21.16	to 19.42
	2008	8,662	17.72	to 13.39	143,844	1.90 to 0.45	4.40	(15.95)	to (17.16)
	2007	7,414	21.08	to 16.16	150,689	1.90 to 0.45	7.90	4.90	to 3.39

Lifestyle Conservative Trust Series II	2011	136,961	14.17	to 13.42	2,309,441	2.10 to 0.35	4.07	3.68	to 1.89
	2010	141,829	13.67	to 13.17	2,342,621	2.10 to 0.35	2.52	8.49	to 5.39
	2009	133,572	15.23	to 12.60	2,071,302	2.05 to 0.35	5.98	21.01	to 18.98
	2008	89,201	12.80	to 10.41	1,171,315	2.05 to 0.35	5.44	(16.69)	to (17.39)
	2007	40,759	17.39	to 15.49	653,822	2.05 to 0.45	7.84	4.70	to 3.03

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Lifestyle Conservative PS Series II	2011	2,167	$12.52	to $12.50	$27,160	2.00% to 0.80%	3.27%	0.13%	to (0.03)%

Lifestyle Growth Trust Series I	2011	37,273	18.23	to 15.52	565,281	1.90 to 0.45	2.69	(2.04)	to (3.45)
	2010	36,720	18.61	to 16.08	595,817	1.90 to 0.45	2.47	12.51	to 10.89
	2009	35,026	16.54	to 14.50	534,792	1.90 to 0.45	3.45	32.70	to 30.79
	2008	33,091	12.47	to 11.09	410,760	1.90 to 0.45	2.40	(36.89)	to (37.80)
	2007	38,655	19.75	to 17.82	781,228	1.90 to 0.45	7.68	7.04	to 5.49

Lifestyle Growth Trust Series II	2011	737,881	13.78	to 11.87	11,115,623	2.10 to 0.35	2.46	(2.15)	to (3.84)
	2010	778,123	14.34	to 12.13	12,206,253	2.10 to 0.35	2.26	14.68	to 12.44
	2009	783,017	17.07	to 10.78	11,149,868	2.05 to 0.35	3.24	32.48	to 30.25
	2008	739,885	13.11	to 8.14	8,170,434	2.05 to 0.35	2.53	(34.88)	to (37.96)
	2007	667,867	20.56	to 21.12	12,027,024	2.05 to 0.45	7.35	6.77	to 5.07

Lifestyle Growth Trust Series NAV	2011	11	14.03	to 14.03	150	1.20 to 1.20	2.83	(2.72)	to (2.72)

Lifestyle Growth PS Series II	2011	7,241	12.39	to 11.92	86,637	2.00 to 0.80	2.16	(0.89)	to (4.63)

Lifestyle Moderate Trust Series I	2011	14,027	22.23	to 16.88	250,835	1.90 to 0.45	3.53	1.87	to 0.41
	2010	14,332	21.82	to 16.81	265,027	1.90 to 0.45	2.70	10.06	to 8.47
	2009	13,923	19.83	to 15.50	245,632	1.90 to 0.45	4.95	26.69	to 24.87
	2008	12,359	15.65	to 12.41	188,774	1.90 to 0.45	3.72	(24.57)	to (25.66)
	2007	14,006	20.75	to 16.70	290,199	1.90 to 0.45	7.68	4.82	to 3.30

Lifestyle Moderate Trust Series II	2011	172,998	13.60	to 13.44	2,801,218	2.10 to 0.35	3.36	1.78	to 0.02
	2010	182,151	13.59	to 13.20	2,947,542	2.10 to 0.35	2.53	10.01	to 8.75
	2009	175,830	15.75	to 12.00	2,638,640	2.05 to 0.35	5.00	26.42	to 24.29
	2008	137,848	12.67	to 9.49	1,689,787	2.05 to 0.35	4.26	(24.06)	to (25.90)
	2007	108,763	18.46	to 17.10	1,817,725	2.05 to 0.45	7.55	4.61	to 2.94

Lifestyle Moderate PS Series II	2011	2,737	12.48	to 12.31	33,824	2.00 to 0.80	2.82	(0.20)	to (1.48)

Mid Cap Index Trust Series I	2011	1,598	23.37	to 19.04	32,480	1.90 to 0.45	0.61	(2.69)	to (4.09)
	2010	1,987	24.01	to 19.85	41,949	1.90 to 0.45	1.06	25.42	to 23.61
	2009	2,155	19.15	to 16.06	36,668	1.90 to 0.45	1.02	36.15	to 34.19
	2008	2,545	14.06	to 11.97	32,196	1.90 to 0.45	0.93	(36.70)	to (37.62)
	2007	2,828	22.22	to 19.19	57,218	1.90 to 0.45	1.27	7.03	to 5.48

Mid Cap Index Trust Series II	2011	3,634	21.75	to 20.96	67,846	2.05 to 0.45	0.45	(2.90)	to (4.44)
	2010	4,172	22.77	to 21.59	81,260	2.05 to 0.45	0.82	25.24	to 23.26
	2009	4,703	18.47	to 17.24	74,103	2.05 to 0.45	0.84	35.77	to 33.61
	2008	5,042	13.82	to 12.70	59,488	2.05 to 0.45	0.70	(36.81)	to (37.82)
	2007	4,747	22.23	to 20.09	89,771	2.05 to 0.45	0.85	6.85	to 5.14

Mid Cap Stock Trust Series I	2011	10,034	18.41	to 17.97	146,328	1.90 to 0.45	0.00	(9.61)	to (10.91)
	2010	10,956	20.37	to 20.17	183,429	1.90 to 0.45	0.00	22.53	to 20.77
	2009	11,822	16.70	to 16.62	167,211	1.90 to 0.45	0.00	30.76	to 28.88
	2008	13,282	12.96	to 12.71	148,055	1.90 to 0.45	0.00	(44.02)	to (44.83)
	2007	14,502	23.49	to 22.71	292,411	1.90 to 0.45	0.00	23.01	to 21.24

Mid Cap Stock Trust Series II	2011	4,954	21.57	to 20.67	91,649	2.05 to 0.45	0.00	(9.80)	to (11.23)
	2010	5,660	23.92	to 23.28	117,687	2.05 to 0.45	0.00	22.25	to 20.32
	2009	6,241	19.57	to 19.35	107,670	2.05 to 0.45	0.00	30.46	to 28.39
	2008	6,954	15.07	to 15.00	93,272	2.05 to 0.45	0.00	(44.12)	to (45.01)
	2007	7,457	27.41	to 26.84	182,162	2.05 to 0.45	0.00	22.80	to 20.84

Mid Value Trust Series I	2011	3,837	17.33	to 15.74	62,545	1.90 to 0.45	0.67	(5.35)	to (6.71)
	2010	4,754	18.31	to 16.87	82,548	1.90 to 0.45	2.00	15.64	to 13.97
	2009	5,578	15.84	to 14.80	84,585	1.90 to 0.45	0.45	35.03	to 33.73

Mid Value Trust Series II	2011	4,560	17.24	to 15.50	72,765	2.05 to 0.45	0.49	(5.46)	to (6.96)
	2010	5,481	18.24	to 16.66	93,544	2.05 to 0.45	1.80	15.27	to 13.44
	2009	6,142	15.82	to 14.68	92,029	2.05 to 0.45	0.35	45.36	to 43.05
	2008	700	10.89	to 10.26	7,325	2.05 to 0.45	0.92	(35.17)	to (36.21)
	2007	890	16.79	to 16.09	14,516	2.05 to 0.45	1.68	(0.15)	to (1.74)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Money Market Trust Series I	2011	11,391	$16.23	to $12.10	$172,109	2.10% to 0.45%	0.00%	(0.38)%	to (2.00)%
	2010	11,385	16.29	to 12.35	176,239	2.10 to 0.45	0.00	(0.45)	to (1.22)
	2009	15,261	16.36	to 12.61	240,290	1.90 to 0.45	0.22	(0.25)	to (1.69)
	2008	22,608	16.40	to 12.83	365,001	1.90 to 0.45	1.73	1.31	to (0.16)
	2007	19,225	16.19	to 12.85	312,447	1.90 to 0.45	4.46	4.09	to 2.58

Money Market Trust Series II	2011	69,706	12.45	to 11.96	862,728	2.05 to 0.35	0.00	(0.28)	to (1.95)
	2010	65,835	12.49	to 12.20	826,856	2.05 to 0.35	0.00	(0.35)	to (2.03)
	2009	88,917	12.53	to 12.45	1,133,525	2.05 to 0.35	0.08	(0.27)	to (1.95)
	2008	107,097	12.70	to 12.56	1,383,024	2.05 to 0.35	1.38	0.52	to (0.51)
	2007	33,634	13.80	to 12.76	434,277	2.05 to 0.45	4.23	3.88	to 2.22

Money Market Trust B Series NAV	2011	2,116	12.40	to 12.03	26,096	2.05 to 1.40	0.00	(1.30)	to (1.94)
	2010	2,097	12.57	to 12.27	26,236	2.05 to 1.40	0.05	(1.34)	to (1.98)
	2009	2,575	12.74	to 12.52	32,692	2.05 to 1.40	0.49	(0.92)	to (1.56)
	2008	2,982	12.86	to 12.72	38,239	2.05 to 1.40	2.10	0.69	to 0.04
	2007	3,382	12.77	to 12.71	43,140	2.05 to 1.40	3.06	2.14	to 1.70

Mutual Shares Trust Series I	2011	16,469	11.51	to 11.18	188,918	1.55 to 0.80	0.95	(1.73)	to (2.46)
	2010	14,733	11.72	to 11.47	172,166	1.55 to 0.80	2.97	10.63	to 9.80
	2009	11,608	10.59	to 10.44	122,736	1.55 to 0.80	2.01	26.32	to 25.38
	2008	2,191	8.38	to 8.33	18,360	1.55 to 0.80	2.97	(32.93)	to (33.37)

Natural Resources Trust Series II	2011	3,724	37.77	to 32.89	112,991	2.05 to 0.45	0.29	(20.73)	to (21.99)
	2010	4,484	47.65	to 42.16	174,979	2.05 to 0.45	0.42	14.36	to 12.54
	2009	4,957	41.67	to 37.46	173,158	2.05 to 0.45	0.68	58.18	to 55.67
	2008	4,520	26.34	to 24.06	103,282	2.05 to 0.45	0.28	(51.93)	to (52.70)
	2007	5,633	54.80	to 50.87	279,654	2.05 to 0.45	0.82	39.80	to 37.57

PIMCO All Asset	2011	1,756	18.82	to 16.65	30,376	2.05 to 0.45	6.52	1.20	to (0.40)
	2010	1,850	18.60	to 16.72	31,947	2.05 to 0.45	7.07	12.20	to 10.42
	2009	1,526	16.57	to 15.14	23,774	2.05 to 0.45	6.80	20.77	to 18.85
	2008	1,542	13.72	to 12.74	20,097	2.05 to 0.45	5.31	(16.55)	to (17.88)
	2007	1,761	16.44	to 15.51	27,809	2.05 to 0.45	6.56	7.51	to 5.80

Real Estate Securities Trust Series I	2011	1,504	31.88	to 28.08	48,039	1.90 to 0.45	1.38	8.97	to 7.41
	2010	1,872	29.26	to 26.14	55,339	1.90 to 0.45	1.84	28.62	to 26.77
	2009	2,091	22.75	to 20.62	48,549	1.90 to 0.45	3.38	29.59	to 27.72
	2008	2,584	17.55	to 16.15	46,813	1.90 to 0.45	3.13	(39.70)	to (40.57)
	2007	3,404	29.11	to 27.17	103,497	1.90 to 0.45	2.61	(15.99)	to (17.21)

Real Estate Securities Trust Series II	2011	2,549	30.03	to 25.14	65,291	2.05 to 0.45	1.23	8.75	to 7.02
	2010	3,033	27.62	to 23.49	72,145	2.05 to 0.45	1.63	28.29	to 26.26
	2009	3,297	21.53	to 18.61	62,000	2.05 to 0.45	3.26	29.46	to 27.40
	2008	3,569	16.63	to 14.60	53,641	2.05 to 0.45	2.88	(39.85)	to (40.81)
	2007	4,179	27.65	to 24.67	106,983	2.05 to 0.45	2.10	(16.15)	to (17.49)

Real Return Bond Trust Series II	2011	3,909	19.79	to 17.23	70,205	2.05 to 0.45	3.61	11.36	to 9.60
	2010	4,727	17.77	to 15.72	77,016	2.05 to 0.45	10.80	8.18	to 6.46
	2009	5,613	16.42	to 14.76	85,502	2.05 to 0.45	0.09	18.69	to 16.81
	2008	5,990	13.84	to 12.64	77,729	2.05 to 0.45	0.55	(11.94)	to (13.34)
	2007	5,983	15.71	to 14.58	89,176	2.05 to 0.45	6.36	10.59	to 8.83

Science & Technology Trust Series I	2011	6,739	13.64	to 10.36	84,728	1.90 to 0.45	0.00	(8.16)	to (9.48)
	2010	8,374	14.85	to 11.45	113,408	1.90 to 0.45	0.00	24.05	to 22.27
	2009	9,847	11.97	to 9.36	108,495	1.90 to 0.45	0.00	63.75	to 61.39
	2008	11,304	7.31	to 5.80	77,390	1.90 to 0.45	0.00	(44.70)	to (45.50)
	2007	14,544	13.22	to 10.64	183,287	1.90 to 0.45	0.00	19.03	to 17.30

Science & Technology Trust Series II	2011	2,616	18.45	to 18.19	40,402	2.05 to 0.45	0.00	(8.39)	to (9.84)
	2010	3,165	20.46	to 19.86	53,799	2.05 to 0.45	0.00	23.83	to 21.86
	2009	3,709	16.79	to 16.04	51,365	2.05 to 0.45	0.00	63.40	to 60.81
	2008	3,149	10.44	to 9.81	27,165	2.05 to 0.45	0.00	(44.79)	to (45.67)
	2007	4,023	19.21	to 17.77	63,303	2.05 to 0.45	0.00	18.73	to 16.84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Short Term Government Income Trust Series I	2011	5,231	$12.99	to $12.68	$66,861	$1.90 to $0.45	2.24%	2.31%	to 0.84%
	2010	6,422	12.69	to 12.57	81,022	1.90 to 0.45	1.41	1.55	to 0.57

Short Term Government Income Trust Series II	2011	5,381	12.95	to 12.6	68,363	2.05 to 0.45	2.31	2.10	to 0.49
	2010	5,947	12.68	to 12.54	74,874	2.05 to 0.45	1.24	1.43	to 0.34

Small Cap Growth Trust Series I	2011	34	12.39	to 12.03	425	1.55 to 0.80	0.00	(7.56)	to (8.25)
	2010	15	13.40	to 13.11	203	1.55 to 0.80	0.00	21.10	to 20.20
	2009	8	11.07	to 10.91	86	1.55 to 0.80	0.00	33.51	to 32.51
	2008	2	8.29	to 8.23	17	1.55 to 0.80	0.00	(33.69)	to (34.13)

Small Cap Growth Trust Series II	2011	1,815	18.29	to 16.44	29,743	2.05 to 0.45	0.00	(7.43)	to (8.90)
	2010	1,880	19.76	to 18.04	33,604	2.05 to 0.45	0.00	21.16	to 19.24
	2009	2,052	16.31	to 15.13	30,671	2.05 to 0.45	0.00	33.82	to 31.70
	2008	2,215	12.18	to 11.49	25,137	2.05 to 0.45	0.00	(40.07)	to (41.03)
	2007	1,950	20.33	to 19.48	37,591	2.05 to 0.45	0.00	13.26	to 11.45

Small Cap Index Trust Series I	2011	867	16.71	to 12.5	14,214	1.90 to 0.45	1.08	(4.93)	to (6.30)
	2010	1,068	17.83	to 12.50	18,602	1.90 to 0.45	0.51	25.80	to 23.99
	2009	1,130	14.38	to 12.50	15,815	1.90 to 0.45	0.80	26.08	to 24.26
	2008	1,375	12.16	to 11.57	15,410	1.90 to 0.45	1.23	(34.01)	to (34.96)
	2007	1,722	17.80	to 12.50	29,608	1.90 to 0.45	1.63	(2.61)	to (4.02)

Small Cap Index Trust Series II	2011	3,112	19.84	to 18.67	52,726	2.05 to 0.45	0.91	(5.07)	to (6.57)
	2010	3,570	21.23	to 19.67	64,425	2.05 to 0.45	0.28	25.53	to 23.54
	2009	4,053	17.19	to 15.67	58,966	2.05 to 0.45	0.61	25.78	to 23.78
	2008	4,455	13.88	to 12.46	52,121	2.05 to 0.45	1.03	(34.13)	to (35.18)
	2007	5,338	21.42	to 18.91	95,874	2.05 to 0.45	0.90	(2.79)	to (4.34)

Small Cap Opportunities Trust Series I	2011	1,177	22.55	to 19.89	24,200	1.90 to 0.45	0.09	(3.60)	to (4.98)
	2010	1,570	23.39	to 20.93	33,857	1.90 to 0.45	0.00	29.09	to 27.23
	2009	1,686	18.12	to 16.45	28,464	1.90 to 0.45	0.00	33.26	to 31.34
	2008	2,041	13.60	to 12.53	26,145	1.90 to 0.45	2.31	(42.39)	to (43.23)
	2007	2,602	23.61	to 22.06	58,486	1.90 to 0.45	1.89	(8.08)	to (9.41)

Small Cap Opportunities Trust Series II	2011	1,418	22.25	to 19.37	27,349	2.05 to 0.45	0.06	(3.76)	to (5.28)
	2010	1,697	23.12	to 20.45	34,524	2.05 to 0.45	0.00	28.76	to 26.72
	2009	1,672	17.95	to 16.14	26,864	2.05 to 0.45	0.00	33.00	to 30.89
	2008	1,805	13.50	to 12.33	22,321	2.05 to 0.45	2.10	(42.51)	to (43.43)
	2007	2,158	23.48	to 21.79	47,273	2.05 to 0.45	1.53	(8.22)	to (9.69)

Small Cap Value Trust Series I	2011	35	15.65	to 15.20	541	1.55 to 0.80	0.92	0.24	to (0.51)
	2010	27	15.61	to 15.28	416	1.55 to 0.80	0.40	25.10	to 24.16
	2009	19	12.48	to 12.30	241	1.55 to 0.80	0.95	27.63	to 26.67
	2008	1	9.78	to 9.71	8	1.55 to 0.80	4.41	(21.77)	to (22.29)

Small Cap Value Trust Series II	2011	2,404	19.36	to 17.4	42,339	2.05 to 0.45	0.58	0.39	to (1.20)
	2010	2,769	19.28	to 17.61	49,174	2.05 to 0.45	0.15	25.36	to 23.38
	2009	2,611	15.38	to 14.27	37,414	2.05 to 0.45	0.40	27.81	to 25.78
	2008	3,964	12.03	to 11.35	45,279	2.05 to 0.45	1.00	(26.60)	to (27.77)
	2007	4,136	16.39	to 15.71	65,291	2.05 to 0.45	0.56	(3.57)	to (5.11)

Small Company Value Trust Series I	2011	2,555	26.76	to 22.42	61,601	1.90 to 0.45	0.53	(1.37)	to (2.79)
	2010	3,138	27.13	to 23.07	77,464	1.90 to 0.45	1.34	20.81	to 19.08
	2009	3,877	22.46	to 19.37	80,022	1.90 to 0.45	0.37	27.11	to 25.28
	2008	4,835	17.67	to 15.46	79,388	1.90 to 0.45	0.68	(27.38)	to (28.43)
	2007	6,599	24.33	to 21.61	150,842	1.90 to 0.45	0.15	(1.64)	to (3.07)

Small Company Value Trust Series II	2011	3,365	22.22	to 21.81	66,734	2.05 to 0.45	0.36	(1.64)	to (3.20)
	2010	3,908	22.59	to 22.53	79,850	2.05 to 0.45	1.16	20.61	to 18.70
	2009	4,564	18.98	to 18.73	78,532	2.05 to 0.45	0.23	26.90	to 24.89
	2008	5,166	15.20	to 14.76	71,273	2.05 to 0.45	0.47	(27.54)	to (28.70)
	2007	6,481	21.32	to 20.37	125,798	2.05 to 0.45	0.00	(1.85)	to (3.42)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Smaller Company Growth Trust Series I	2011	1,905	$15.13	to $14.67	$28,212	1.90% to 0.45%	0.00%	(7.52)%	to (8.85)%
	2010	2,378	16.36	to 16.10	38,476	1.90 to 0.45	0.00	24.48	to 22.69
	2009	2,847	13.14	to 13.12	37,391	1.90 to 0.45	0.00	5.16	to 4.96

Smaller Company Growth Trust Series II	2011	1,221	15.07	to 14.56	17,933	2.05 to 0.45	0.00	(7.71)	to (9.17)
	2010	1,433	16.33	to 16.03	23,083	2.05 to 0.45	0.00	24.29	to 22.32
	2009	1,649	13.14	to 13.11	21,623	2.05 to 0.45	0.00	5.09	to 4.87

Strategic Income Opportunities Trust Series I	2011	3,257	20.00	to 17.90	60,232	1.90 to 0.45	9.99	1.57	to 0.11
	2010	4,069	19.69	to 17.88	74,818	1.90 to 0.45	7.29	1.76	to 1.53

Strategic Income Opportunities Trust Series II	2011	3,621	19.96	to 17.66	64,718	2.05 to 0.45	9.94	1.43	to (0.18)
	2010	4,426	19.68	to 17.69	78,798	2.05 to 0.45	20.62	15.00	to 13.18
	2009	768	17.11	to 15.63	12,305	2.05 to 0.45	6.37	25.87	to 23.87
	2008	711	13.59	to 12.62	9,164	2.05 to 0.45	9.38	(9.18)	to (10.62)
	2007	1,038	14.97	to 14.11	14,897	2.05 to 0.45	1.82	5.06	to 3.38

Total Bond Market Trust A Series II	2011	8,743	13.25	to 13.21	123,394	2.10 to 0.45	4.94	6.36	to 4.62
	2010	3,043	12.63	to 12.46	40,747	2.10 to 0.45	3.56	1.01	to (0.32)
	2009	64	13.63	to 12.35	869	2.05 to 1.20	2.31	2.10	to (1.19)
	2008	67	13.49	to 13.35	906	2.05 to 1.40	2.29	4.05	to 3.37
	2007	35	12.97	to 12.91	459	2.05 to 1.40	2.75	3.74	to 3.29

Total Bond Market Trust A – Series NAV	2011	8,369	14.50	to 14.22	121,074	1.55 to 0.80	3.65	6.33	to 5.54
	2010	6,262	13.64	to 13.47	85,282	1.55 to 0.80	4.17	4.99	to 4.20
	2009	2,361	12.99	to 12.93	30,655	1.55 to 0.80	5.95	3.94	to 3.43

Total Return Trust Series I	2011	8,767	25.51	to 19.18	189,221	1.90 to 0.45	4.10	3.45	to 1.96
	2010	11,096	24.66	to 18.81	234,959	1.90 to 0.45	2.38	7.16	to 5.62
	2009	12,463	23.01	to 17.81	250,132	1.90 to 0.45	3.98	13.08	to 11.46
	2008	13,162	20.35	to 15.98	237,527	1.90 to 0.45	4.71	2.30	to 0.83
	2007	14,285	19.89	to 15.85	254,967	1.90 to 0.45	7.40	8.00	to 6.44

Total Return Trust Series II	2011	14,095	21.00	to 16.50	261,575	2.05 to 0.45	3.93	3.24	to 1.61
	2010	17,037	20.34	to 16.24	310,049	2.05 to 0.45	2.14	6.92	to 5.23
	2009	17,776	19.02	to 15.43	306,156	2.05 to 0.45	3.94	12.85	to 11.06
	2008	15,080	16.85	to 13.90	233,587	2.05 to 0.45	4.73	2.14	to 0.51
	2007	13,300	16.50	to 13.83	204,912	2.05 to 0.45	7.15	7.79	to 6.07

Total Stock Market Index Trust Series I	2011	940	13.70	to 13.23	11,170	1.90 to 0.45	1.19	(0.17)	to (1.61)
	2010	1,105	13.92	to 13.25	13,295	1.90 to 0.45	1.30	16.67	to 14.99
	2009	1,289	12.11	to 11.36	13,420	1.90 to 0.45	1.60	28.29	to 26.44
	2008	1,405	9.57	to 8.85	11,555	1.90 to 0.45	1.46	(37.48)	to (38.39)
	2007	1,875	15.54	to 14.16	24,997	1.90 to 0.45	2.16	4.70	to 3.19

Total Stock Market Index Trust Series II	2011	2,152	17.27	to 17.27	33,256	2.05 to 0.45	1.00	(0.29)	to (1.87)
	2010	2,547	17.60	to 17.32	39,945	2.05 to 0.45	1.07	16.36	to 14.52
	2009	3,056	15.37	to 14.88	41,686	2.05 to 0.45	1.40	27.95	to 25.92
	2008	3,348	12.21	to 11.63	36,104	2.05 to 0.45	1.29	(37.57)	to (38.57)
	2007	4,118	19.87	to 18.63	71,822	2.05 to 0.45	1.16	4.51	to 2.84

Ultra Short Term Bond Trust Series I	2011	255	12.39	to 12.27	3,160	1.55 to 0.80	2.66	(0.67)	to (1.41)
	2010	54	12.47	to 12.44	677	1.55 to 0.80	1.41	(0.20)	to (0.47)

Ultra Short Term Bond Trust Series II	2011	10,258	12.42	to 12.12	125,370	2.10 to 0.35	1.98	(0.43)	to (2.15)
	2010	2,854	12.47	to 12.38	35,418	2.10 to 0.35	1.17	(0.23)	to (0.95)

Utilities Trust Series I	2011	987	23.06	to 22.70	20,484	1.90 to 0.45	3.51	6.17	to 4.65
	2010	1,163	21.72	to 21.69	22,951	1.90 to 0.45	2.23	13.41	to 11.78
	2009	1,410	19.40	to 19.15	24,792	1.90 to 0.45	4.66	33.17	to 31.25
	2008	1,675	14.78	to 14.38	22,339	1.90 to 0.45	2.42	(38.92)	to (39.81)
	2007	2,640	24.56	to 23.54	58,247	1.90 to 0.45	1.91	26.83	to 24.99

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Utilities Trust Series II	2011	819	$35.01	to $31.6	$25,253	2.05% to 0.45%	3.47%	6.10%	to 4.42%
	2010	908	32.99	to 30.27	26,637	2.05 to 0.45	2.11	13.11	to 11.32
	2009	1,087	29.17	to 27.19	28,487	2.05 to 0.45	4.54	32.87	to 30.76
	2008	1,290	21.95	to 20.79	25,714	2.05 to 0.45	2.18	(39.01)	to (39.98)
	2007	1,984	35.99	to 34.64	65,472	2.05 to 0.45	1.64	26.53	to 24.51

Value Opportunities	2011	111	62.26	to 16.14	3,696	1.90 to 1.40	0.22	(3.90)	to (4.38)
	2010	143	64.78	to 16.88	4,893	1.90 to 1.40	0.36	26.71	to 26.08
	2009	167	51.13	to 13.39	4,610	1.90 to 1.40	0.49	26.46	to 25.83
	2008	225	40.43	to 10.64	4,838	1.90 to 1.40	0.49	(41.03)	to (41.33)
	2007	299	68.56	to 18.13	11,280	1.90 to 1.40	0.12	(2.42)	to (2.91)

Value Trust Series I	2011	4,433	24.63	to 18.51	88,764	1.90 to 0.45	1.06	0.53	to (0.92)
	2010	5,104	24.50	to 18.68	104,428	1.90 to 0.45	0.98	21.67	to 19.92
	2009	5,781	20.14	to 15.58	99,043	1.90 to 0.45	1.36	40.55	to 38.52
	2008	4,528	14.33	to 11.25	67,974	1.90 to 0.45	1.00	(41.14)	to (41.99)
	2007	5,824	24.34	to 19.39	154,363	1.90 to 0.45	1.33	7.73	to 6.17

Value Trust Series II	2011	1,384	23.91	to 21.96	26,358	2.05 to 0.45	0.84	0.38	to (1.21)
	2010	1,628	24.20	to 21.88	31,318	2.05 to 0.45	0.77	21.41	to 19.49
	2009	1,798	20.25	to 18.02	28,922	2.05 to 0.45	1.12	40.16	to 37.94
	2008	2,060	14.68	to 12.86	24,021	2.05 to 0.45	0.79	(41.22)	to (42.16)
	2007	2,511	25.39	to 21.87	50,705	2.05 to 0.45	1.00	7.52	to 5.80

(*)	These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.
(**)	These ratios, which are not annualized, represent the distributions from net investment income received by the subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccounts invest.
(***)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8.	Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME

October 1, 1997	NASL Variable Account	The Manufacturers Life Insurance Company of North America Separate Account A

October 1, 1997	North American Security Life Insurance Company	The Manufacturers Life Insurance Company of North America

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc.

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.) Separate Account A	John Hancock Life Insurance Company (U.S.A.) Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services, LLC	John Hancock Investment Management Services, LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]

(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(b)	Exhibits

(1) (i)	Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H - Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to the registration statement, file number 333-70728, filed January 2, 2002.

(2)	Agreements for custody of securities and similar investments - Not Applicable.

(3) (i)	Underwriting Agreement dated August 10, 1995 - Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.

(ii)	Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(iv)	Form of Amendment to General Agent and Broker-Dealer Selling Agreement (amended with respect to GIFL Rollover Annuity and IRA Rollover Program), incorporated by reference to Exhibit 24(b)(3)(v) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-149421, filed on June 30, 2008.

(4)	(i)	Form of Specimen Single Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 200.10—incorporated by reference to Exhibit 24(b)(4)(i) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(ii)	Specifications Pages for Venture 200.10 for Roth IRA—incorporated by reference to Exhibit 24(b)(4)(ii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(iii)	Specifications Pages for Venture 200.10 for traditional IRA—incorporated by reference to Exhibit 24(b)(4)(iii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(iv)	Form of Specimen Single Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 201.10—incorporated by reference to Exhibit 24(b)(4)(iv) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(v)	Specifications Pages for Venture 201.10 for Roth IRA—incorporated by reference to Exhibit 24(b)(4)(v) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(vi)	Specifications Pages for Venture 201.10 for traditional IRA—incorporated by reference to Exhibit 24(b)(4)(vi) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(vii)	Form of Specimen Single Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 202.10—incorporated by reference to Exhibit 24(b)(4)(vii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(viii)	Specifications Pages for Venture 202.10 for Roth IRA—incorporated by reference to Exhibit 24(b)(4)(viii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(ix)	Specifications Pages for Venture 202.10 for traditional IRA—incorporated by reference to Exhibit 24(b)(4)(ix) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

(5)		Form of Specimen Application for Flexible Purchase Payment (for GIFL Rollover) or Single Payment (for GIFL Select IRA Rollover) Individual Deferred Variable Annuity Contract, Non-Participating—incorporated by reference to Exhibit 24(b)(5) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

(6)	(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6) to Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.

	(ii)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed on November 14, 1997.

	(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Registration Statement, File No. 333-70728, filed on May 1, 2007.

	(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.— incorporated by reference to Exhibit A(6)(b) to the Registration Statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(v) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.

	(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24 (b) (6) (vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.

	(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by referenced to Exhibit 24 (b) (6) (vii) to Post-Effective Amendment No. 35 to Registration Statement File No. 333-70728, filed November 8, 2010.

(7)		Contract of reinsurance in connection with the variable annuity contracts being offered—NOT APPLICABLE.

(8)		Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

(a) (i) CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]

(ii) Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]

(b) (i) Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(c) (i)

Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

(ii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, inorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(9)		Opinion of Counsel and consent to its use as to the legality of the securities being registered—incorporated by reference to Exhibit 24(b)(9) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167019, filed on July 30, 2010.

(10)		Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)		All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.

(12)		Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.

(13)	(a)	Powers of Attorney for James R. Boyle, Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G.Vrysen—incorporated by reference to Exhibit 24(b)(13)(b) of the initial filing of this registration statement, File No. 333-167019, filed on May 21, 2010.

	(b)	Power of Attorney for Steven Finch—incorporated by reference to Exhibit 24(b)(13)(b) of the Pre-Effective Amendment No. 1 of this Registration Statement, File No. 333-167019, filed on July 30, 2010.

(c)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(13)(c) to Post-Effective Amendment No.1 to this Registration Statement, File No. 333-167019, filed May 2, 2011.

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 28, 2012

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
James R. Boyle***	Chairman and President
Jonathan Chiel*	Executive Vice President and General Counsel
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Steven Finch*	Executive Vice President and Chief Financial Officer
Ruth Ann Fleming*	Director
James D. Gallagher*	Director and Executive Vice President
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Marianne Harrison†	Director and Executive Vice President
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director and Senior Vice President
Marc Costantini*	Executive Vice President
Peter Levitt**	Executive Vice President and Treasurer
Hugh McHaffie*	Executive Vice President
Kevin J. Cloherty*	Senior Vice President
Michael Doughty††††	Executive Vice President
Peter Gordon***	Senior Vice President
Allan Hackney*	Senior Vice President and Chief Information Officer
David Longfritz*	Senior Vice President and Chief Marketing Officer
Gregory Mack*	Senior Vice President
Lynne Patterson*	Senior Vice President
Craig R. Raymond*	Senior Vice President, Chief Actuary, and Chief Risk Officer
Diana L. Scott*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Tony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***	Vice President
Roy V. Anderson*	Vice President
Arnold Bergman*	Vice President
Stephen J. Blewitt***	Vice President
Robert Boyda*	Vice President
John E. Brabazon***	Vice President and Chief Financial Officer, Investments
Bob Carroll*	Vice President
Joseph Catalano†	Vice President
Brian Collins†	Vice President
Art Creel*	Vice President
John J. Danello*	Vice President
Anthony J. Della Piana***	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Edward Eng**	Vice President
Carol Nicholson Fulp*	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Richard Harris**	Vice President and Appointed Actuary
John Hatch*	Vice President
Kevin Hill***	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Terri Judge†	Vice President
Roy Kapoor**	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 28, 2012

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Mitchell Karman***	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
David Kroach*	Vice President
Cynthia Lacasse***	Vice President
Denise Lang**	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Robert F. Lussky, Jr.*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John Maynard†	Vice President
Janis K. McDonough***	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer – Investments
Peter J. Mongeau†	Vice President
Steven Moore**	Vice President
Scott Morin*	Vice President
Curtis Morrison***	Vice President
Tom Mullen*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
James O’Brien†	Vice President
Frank O’Neill*	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
David Plumb†	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Rob Stanley*	Vice President
Yiji S. Starr*	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries**	Vice President
Karen Walsh*	Vice President
Linda A. Watters*	Vice President
Joseph P. Welch†	Vice President
Jeffery Whitehead*	Vice President
Henry Wong***	Vice President
Randy Zipse***	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210

**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***	Principal business office is 197 Clarendon Street, Boston, MA 02117

****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801

†	Principal business office is 200 Berkeley Street, Boston, MA 02116

††	Principal business office is 380 Stuart Street, Boston, MA 02116

†††	Principal business office is 200 Clarendon Street, Boston, MA 02116

††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the

Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, JHFS and its subsidiaries are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2011 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES — December 31, 2011

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
38%
John Hancock Investment Management Services, LLC (Delaware)
57%
5%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Declaration Management & Research LLC (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
NAL Resources Management Limited (Canada)
Manulife Bank of Canada (Canada)
Manulife Canada Ltd. (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Holdings Limited (England)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
PT Asuransi Jiwa Manulife Indonesia (1) (Indonesia)
95%
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
95.1%
99.9999%
Manulife Asset Management (Thailand) Company Limited (Thailand)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
58.72%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management (Malaysia) Sdn Bhd (Malaysia)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27.	Number of Contract Owners.

As of February 29, 2012, there were 2 qualified contracts and 0 non-qualified contracts of the series offered hereby outstanding.

Item 28.	Indemnification.

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter

John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch*, Lynne Patterson*, Alan Seghezzi***, Christopher M. Walker**, and Karen Walsh**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30.	Location of Accounts and Records.

All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31.	Management Services.

None.

Item 32.	Undertakings.

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended.

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 30th day of March, 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H (Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (Depositor)

By:	/s/ James R. Boyle
James R. Boyle
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ James R. Boyle
James R. Boyle
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 30th day of March, 2012.

Signature	Title

/s/ James R. Boyle	Chairman and President
James R. Boyle	(Principal Executive Officer)

/s/ Steven Finch	Executive Vice President and Chief Financial Officer
Steven Finch	(Principal Financial Officer)

/s/ Simonetta Vendittelli	Vice President and Controller
Simonetta Vendittelli	(Principal Accounting Officer)

*	Director
Thomas Borshoff

*	Director
Paul M. Connolly

*	Director
Ruth Ann Fleming

*	Director
James D. Gallagher

*	Director
Scott S. Hartz

*	Director
Rex Schlaybaugh, Jr.

*	Director
John G. Vrysen

* /s/ Thomas J. Loftus	Senior Counsel—Annuities
Thomas J. Loftus
Pursuant to Power of Attorney

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(b) (10)	Consent of independent registered public accounting firm